                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

                  Investment Company Act file number 811-05641
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                            The Park Avenue Portfolio
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               (Exact name of registrant as specified in charter)


                      7 Hanover Square New York, N.Y. 10004
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               (Address of principal executive offices) (Zip code)



 Frank L. Pepe                                     Thomas G. Sorell
 The Park Avenue Portfolio                         The Park Avenue Portfolio
 7 Hanover Square                                  7 Hanover Square
 New York, N.Y. 10004                              New York, N.Y. 10004


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                     (Name and address of agents for service)


       Registrant's telephone number, including area code: (800) 221-3253
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                      Date of fiscal year end: December 31
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                   Date of reporting period: December 31, 2003
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

ITEM 1. REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders follows.

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                                     [LOGO]
                                   GUARDIAN(R)

The Park Avenue Portfolio(R)

                          Annual Report
                          to Shareholders

                          December 31, 2003

                          The Guardian Park Avenue Fund(R)
                          The Guardian UBS Large Cap Value Fund(SM)
                          The Guardian Park Avenue Small Cap Fund(SM)
                          The Guardian UBS Small Cap Value Fund(SM)
                          The Guardian Asset Allocation Fund(SM)
                          The Guardian S&P 500 Index Fund(SM)
                          The Guardian Baillie Gifford International Fund(SM) The Guardian Baillie Gifford Emerging Markets Fund(SM) The Guardian Investment Quality Bond Fund(SM)
                          The Guardian Low Duration Bond Fund(SM)
                          The Guardian High Yield Bond Fund(SM)
                          The Guardian Tax-Exempt Fund(SM)
                          The Guardian Cash Management Fund(SM)

       [LOGO]
Sign Up for E-Delivery

To get future shareholder
   reports online and
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www.guardianinvestor.com

THE PARK AVENUE PORTFOLIO

 Table of Contents

                                                   Portfolio    Schedule
                                                   Manager       of
                                                   Interview    Investments
Letter to Shareholders
-------------------------------------------------- ---------    -----------
The Guardian Park Avenue Fund                             2             29

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The Guardian UBS Large Cap Value Fund                     6             31

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The Guardian Park Avenue Small Cap Fund                   8             33

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The Guardian UBS Small Cap Value Fund                     10            35

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The Guardian Asset Allocation Fund                        12            37

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The Guardian S&P 500 Index Fund                           14            40

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The Guardian Baillie Gifford International Fund           16            46

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The Guardian Baillie Gifford Emerging Markets Fund        18            48

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The Guardian Investment Quality Bond Fund                 20            50

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The Guardian Low Duration Bond Fund                       22            54

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The Guardian High Yield Bond Fund                         24            56

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The Guardian Tax-Exempt Fund                              26            61

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The Guardian Cash Management Fund                         28            63

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Financial Statements                                                    66

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Notes to Financial Statements                                           74

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Financial Highlights                                                    94
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

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

--------------------------------------------------------------------------------
 Dear Shareholder

[PHOTO]

Thomas G. Sorell, C.F.A.
Thomas G. Sorell, C.F.A.
Chief Investment Officer


  Past performance is no indication of future performance. The commentary reflects the outlook and views of Thomas G. Sorell, Chief Investment Officer of Guardian Investor Services LLC and President of The Park Avenue Portfolio as of December 31, 2003, and is subject to change.

"The End of a Bear Market"

The year 2003 will be remembered as the end of a three-year bear market in U.S. equities. At its lowest point, in October 2002, the market was down 47.4% from its March 2000 peak - the worst performance since the Great Depression. During the 2003 rebound, small cap stocks outperformed large cap stocks as the Russell 2000 Index/1/ returned 47.3%, the S&P 500 Index/2 /gained 28.7% and the Dow Jones Industrial Average/3/ returned 28.3%.

  These returns, while welcome and substantial by recent and long-term historical averages, pale in comparison to the market move of more speculative investments during 2003. Stocks with high betas, no earnings, no dividends and poor earnings quality outperformed more conservative higher quality equities. Many of the best performing stocks in 2003 were companies from which investors fled during 2002 due to concerns about solvency, accounting practices or regulatory investigations.

  The variance in returns during 2003 between high- and low-quality stocks is evident when comparing stocks with high S&P Quality Ratings of A+ with the returns of more speculative C and D rated stocks (S&P common stock Quality Ratings reflect the long-term growth and stability of a company's earnings and dividends during the trailing ten years and are unrelated to S&P debt ratings). A+ rated stocks rose 26% last year while the more speculative C and D rated stocks gained 81%. This 55% difference in performance was the second largest in the 18-year history of the stock quality indices as maintained by Merrill
Lynch - surpassed only by the 73% spread observed in 1999./4/

  Despite the cut in the dividend tax rate, investors shunned dividend-paying stocks in 2003. The 100 companies in the S&P 500 that pay no dividends outperformed the 100 highest yielding stocks by 35%. Risk taking was clearly back in vogue in 2003 while conservatism was out of favor.

  These same trends were evident in the fixed income market, where lower rated securities generated the most attractive returns. In spite of significant interest rate volatility, U.S. Treasury rates ended 2003 only slightly higher than at the beginning of the year. The ten-year rate rose less than 0.50% to 41/4% and still generated a positive, albeit small, 1.3% total return.

  The broad taxable investment grade market returned 4.1%, while the more speculative high yield and emerging market debt sectors were the best performing fixed income asset classes, with exceptional returns of 28.9% and 28.8%, respectively.

  While not generating double-digit returns, investment grade corporate bonds provided very strong returns as corporate yield spreads narrowed significantly in the wake of improving economic conditions and higher corporate profitability. Yield spreads tightened by 0.80%, more than offsetting the small increase in Treasury rates. In fact, the corporate sector posted a record-setting performance in 2003 relative to Treasuries: corporate bonds returned 7.7%, outperforming similar duration Treasuries by 5.2% and eclipsing the previous record by nearly 2.50%. Corporate bonds also outperformed the broad fixed income market by over 3.5%.

Economic Recovery

  Investors remained risk averse as 2003 began, shaken from a series of corporate accounting scandals and concerned about the potential economic and geopolitical impact of an imminent war with Iraq. Business confidence remained weak as corporations continued to cut payrolls and capital spending while drawing down inventories. As the U.S. prepared to invade Iraq during the first quarter of 2003, the S&P 500 Index traded down to 800 on March 11th. This would mark the 2003 low in stocks, and the beginning of a recovery in consumer and business confidence that, along with a tremendous amount of fiscal and monetary stimulus, would support stronger economic growth and a recovery in corporate profitability.

  Although the Federal Reserve Board (Fed) expected economic conditions to improve as uncertainty regarding Iraq subsided, it became increasingly concerned that there was a greater likelihood of a continued decline in inflation. The fixed income markets immediately noted the Fed's deflationary concerns, and the possibility that the Fed might utilize unconventional tools (like purchasing Treasury debt) to drive interest rates lower in order to stimulate economic growth and prevent deflation.

--------------------------------------------------------------------------------
/1/ The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. This index is not available for direct investment.
/2/ The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. This index is not available for direct investment.
/3/ The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity. This index is not available for direct investment.
/4/ Bernstein, Richard, and Kirschner, Lisa. "Merrill Lynch Quantitative Strategy Update - Low Quality Dominated 2003 Quality Performance." Merrill
Lynch Global Securities Research & Economics Group Quantitative Strategy Department January 6, 2004.


  Mr. Sorell's Shareholder Letter is not part of this shareholder report for legal purposes.

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



  By June, U.S. interest rates had declined to 45-year lows when the ten-year Treasury yield fell to 3.11%.

  As the second quarter came to a close, the Fed's policy making Federal Open Market Committee (FOMC) cut the Fed funds rate by 0.25%, lowering the target rate to 1%, where it would remain for the rest of the year.

  The Fed's strategy of keeping the economy afloat by supporting personal consumption as it awaited a recovery in business confidence, spending and hiring was about to prove successful. The decline in interest rates resulted in historically attractive mortgage rates that stimulated a surge in home purchases. Mortgage refinancing provided additional income, which in turn sustained high levels of personal consumption.

  While the Fed provided tremendous monetary stimulus, the Bush administration was not about to rely solely on monetary policy to achieve and sustain economic recovery. In May, President Bush received Congressional approval for a $350 billion economic stimulus package that represented the second tax cut of his term: one that reduced individual taxes retroactively to the first of the year, and cut the top tax rate on dividends and capital gains to 15%.

  The combination of aggressive monetary and fiscal policy stimulus increasingly benefited U.S. economic growth as the year progressed. Gross Domestic Product (GDP)/5/ growth gradually improved from 2.0% in the first quarter to 3.1% in the second quarter. GDP then surged to 8.2% in the third quarter, the fastest quarterly pace in two decades. By the third quarter, economic growth was becoming more balanced - benefiting from a revival in business investment and no longer dependent simply on personal consumption. Business investment in equipment and software grew by 17.6% during the third quarter of 2003, the largest increase in more than 5 years and a significant increase over the second quarter's 8.0% rate.

  Businesses' willingness to begin reinvesting after a two-year hiatus was not only driven by continued strength in consumption, but also by improving corporate profitability. While revenue growth was modest, earnings were rising due to continued cost cutting, enhancements in productivity and a weaker dollar. Although some improvement was to be expected in 2003 relative to 2002's poor results, the increase in S&P 500 operating profits proved to be impressive. According to First Call,/6/ S&P 500 operating earnings per share increased 12% during the first quarter 2003 on a year-over-year basis, 9% in the second quarter, and by almost 18% during the third quarter. Earnings are forecast to rise 21% during the forth quarter, and 14% for the full year 2003. On a reported basis (as opposed to operating basis), the growth is expected to be about 60-65% for the full year 2003. This would represent the strongest peak to trough increase in earnings growth in the post-war period./7/

  By year-end 2003, evidence of broader and more sustainable economic growth alleviated deflationary fears. This trend convinced most fixed income investors that the Fed was likely to begin raising interest rates sometime in 2004 (even though it had indicated a willingness to leave monetary policy accommodative for "a considerable period" despite low inflation and excess capacity).

  GDP growth, which was not expected to remain at the elevated rate recorded in the third quarter, was 4.0% in the final quarter of 2003. For the full year, GDP gained 4.3% on a fourth quarter to fourth quarter basis, and 3.1% on a year-over-year basis. Clearly, a tremendous amount of monetary and fiscal policy stimulus had achieved the desired objective of reinvigorating economic growth.

2004 Economic Outlook

  As evidenced in 2003, the economy is becoming less dependent on continued growth in consumer spending as the corporate sector begins its long-awaited recovery from the 2001 "profits recession." As the effect of tax cuts and the initial benefit of low interest rates dissipate, we expect personal consumption expenditures (PCE) to moderate from the torrid 6.9% growth rate in the third quarter of 2003. The current consensus forecast for PCE calls for a 2004 growth of 3.7% on a year over year basis, up from 3.1% during 2003 and the best since the year 2000 rate of 4.7%. This expectation is dependent in large part on continued improvement in labor market conditions, which is currently evidenced by declining jobless claims, a small albeit disappointing increase in non-farm payroll growth, and a lower unemployment rate, which fell in December to 5.7%, well below its June 2003 peak of 6.3%.

  While personal consumption is expected to remain sufficiently strong to support moderate economic growth, it is critical that the corporate sector continues to rebound and make a larger contribution to GDP growth in order to ensure the sustainability and longevity of the recovery. The consumer has been on an auto and housing spending binge, supported by low interest rates and tax cuts, but as pent-up demand dissipates these sectors of the economy are less likely to contribute as strongly to GDP growth.

  The improvement in corporate profitability, along with the consumer's continued resiliency, has resulted in improved business confidence and management's willingness

--------------------------------------------------------------------------------
/5/ Gross Domestic Product (GDP) measures the value of goods and services produced in an economy. Real GDP is the gross domestic product adjusted for changes in price level. Real GDP growth is generally used as the basis to assess economic performance.
/6/ Thompson Financial's First Call is a global research network used by money managers and brokers for real-time, commingled equity and fixed income research and data, corporate news, shareholdings data, sell-side workflow tools and internal research distribution.
/7/ Bernstein, Richard, "Merrill Lynch U.S. Strategy Update - Text to Monthly Conference Call." Merrill Lynch Global Securities Research & Economics Group Quantitative Strategy Department December 8, 2003.

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


to begin rebuilding depleted inventories, increase capital spending and to slowly begin hiring employees. Business confidence as measured by the Institute for Supply Management (ISM)/8/ survey has improved from a low of 46.2% at the beginning of 2003 to 63.4% in December. This increased confidence is evident in an improvement in the manufacturing sector as industrial production increased at a 6.2% annual rate in the fourth quarter, and toward the end of 2003 the ISM production Index rose to its highest level in 20 years. Industrial production is forecast to increase 5.0% on a year over year basis in 2004, the largest increase since 1999. Non-residential fixed investment grew by 12.8% (annualized) during the third quarter of 2003 and 6.9% in the fourth quarter. These increases came after nine consecutive quarters of shrinkage. Business spending on capital projects is likely to continue growing during 2004 due to rising profit margins, which are an inducement to invest. Thanks to rising labor productivity and low real wage growth, aggregate U.S. profit margins have risen to their highest level in postwar history. Also supporting the business recovery is the weaker dollar, which increases U.S. corporate competitiveness and is likely to boost exports as the global economy continues to improve in 2004. These factors, along with forecasts of real nonresidential fixed investment of 9.8% in 2004, result in a consensus 2004 GDP growth forecast of 4.6% on a year over year basis, which would represent the largest increase in 19 years.

  While the above forecasts would represent a significant recovery in U.S. economic growth in 2004, a reasonable expectation in our view, it is subject to several significant risks.

  The principal risks to these forecasts are deterioration in the consumer/household sector's ability to continue spending due to weaker than expected employment growth; further depreciation in the dollar, which could fuel inflation and force the Fed to aggressively tighten monetary policy; and the continued threat that terrorism may disrupt economic growth.

  The fundamental concern regarding the household sector has been the low savings rate and high debt levels, which, while manageable in a low interest rate environment, may prove to be disastrous should interest rates rise significantly in 2004. During the last decade, consumer debt has grown from 85% to 115% of annual income. A rise in interest rates could also adversely affect housing values, which have been a source of funding and liquidity for consumers as they have cashed out equity in their homes to sustain spending.

  Global labor outsourcing and growth in labor productivity have led to a shortfall in income growth. So far, this is a worrisome factor in the economic recovery. Fully 24 months into the current expansion (2001 third quarter through third quarter 2003), private wage and salary disbursements are up only 2.1% over the entire period, little more than the consumer price inflation. The 9.2% growth in disposable personal income over this two-year period was mostly due to tax cuts and a rise in government payments either as wages or social benefits. The 11% growth in personal consumption expenditure over this period outstrips income growth. This was also accompanied by a build-up in debt, mostly through mortgages and not due to consumer credit. Personal savings as a percentage of disposable income was 2.3% at the end of the third quarter of 2003, lower than the 2.8% recorded at the beginning of this recovery. The household debt service ratio and financial obligations ratio remain at elevated levels. Clearly, an improving labor market is critical to sustaining consumer spending - even at what we expect will be lower levels than recorded in third quarter 2003.

  A continued decline in the dollar, which fell 8.5% on a trade-weighted basis in 2003 - down 16.8% against the euro and 9.8% against the yen - poses the most significant upside risk to U.S. interest rates. Both the real economy and U.S. financial markets would likely suffer from rising rates.

  The principal concern regarding the dollar is the growing U.S. trade and budget deficits and U.S. dependence on foreign investment to fund these gaps. The current account deficit surpassed 5% of GDP in 2003, representing the largest imbalance since the 1980's when it was 31/2% of GDP. During that period, from peak to trough, the dollar declined 15.3% on a trade-weighted basis./9/

  In addition to structural imbalances weakening the dollar, U.S. interest rates and equity valuations may appear to provide less attractive returns to foreign investors in 2004 than alternative investments in other global markets.

  Finally, 2004 is a Presidential election year, and debate and rhetoric concerning trade policy, tariffs and protectionism have the potential to further weaken the dollar.

  Both the potential inflationary effect of a weaker dollar and the difficulty associated with attracting capital to fund the current account deficit can cause upside pressure on U.S. interest rates.

  While these risks to economic growth are significant, the consumer has proved resilient for many years. At the same time, the Fed, along with others, believe that the U.S. is likely to experience a gradual and orderly decline in the

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/8/ The Institute for Supply Management (ISM) Index is a national manufacturing index based on a survey of purchasing executives at roughly 300 industrial companies.
/9/ Current account is the sum of net exports [i.e., exports in excess of imports] of goods and services, income on foreign assets, and net transfer payments.

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


dollar, which will not prove disruptive to economic growth or the financial markets.

  So, what should we expect of U.S. financial markets in 2004?

Financial Market Outlook

  The most significant change in financial markets in 2004 is likely to be an increase in U.S. interest rates, the result of rising inflation expectations and the Federal Reserve's decision to tighten monetary policy.

  While the Blue Chip Consensus/10/ forecast for inflation currently anticipates little changes in 2004 and a small increase in 2005, the markets are likely to begin discounting higher inflation as economic conditions improve. As the economy recovers, we expect a gradual decline in the output gap as the unemployment rate declines and capacity utilization increases. We believe this decline in excess capacity will eventually raise unit labor costs and, along with already rising commodity prices and inflationary pressures from a weaker dollar, push interest rates higher. The Fed is likely to gradually begin tightening monetary policy sometime in the second half of the year, most likely in small 0.25% increments. As the Fed tightens monetary policy, we expect the Treasury yield curve to flatten as short rates rise faster than long rates. If in fact the Fed is correct in anticipating a gradual and orderly decline in the dollar, pressure on interest rates should be modest. The degree to which this interest rate increase is modest will be determined primarily by how rapidly the output gap is narrowed and the degree to which the dollar declines. If, however, the dollar collapses and foreign investors reduce their willingness to fund the U.S. current account deficit, our markets will have to depreciate more significantly to attract foreign capital.

  As interest rates rise, fixed income securities are likely to experience a decline in principal value, the degree of which will vary by maturity and duration. Whether fixed income securities are able to generate positive returns in 2004 will be determined by whether a particular security generates enough interest income to offset the anticipated decline in principal value in a rising rate environment. Shorter fixed income securities are less likely to be adversely affected in this environment than longer fixed income investments.

  Our outlook for the equity market is cautiously optimistic. U.S. corporations are now in better financial health than a year ago because earnings and cash flow generation have been strong and companies have taken advantage of low interest rates to reduce their debt burdens. Changes in accounting rules triggered by the accounting scandals of 2002 caused many companies to take large write-offs reflecting the overstatement of earnings and goodwill from prior years. This has improved the quality of reported earnings, an encouraging development for investors.

  The S&P 500 Index price return of 26.4% during 2003 was due in equal parts to earnings growth and P/E ratio expansion. At 18.5, its current forward operating P/E ratio is above the long-run average of 14.4. However, this can be justified by the current low inflation. Equity valuations are helped by a low inflation and low interest rate environment through their effect on the discount rate used in discounted cash flow models. During the last 50 years, S&P 500 P/E ratios have been greater when inflation was low than when inflation was high, and currently inflation is lower than the long-run average.

  Based on the Fed model, which compares the earnings yield of stocks to the 10-year Treasury bond yields, stocks are now less attractively priced than they were last year. Following the notable rise in stocks during 2003, and given current bond yields and inflation levels, stocks now seem fairly priced. If the P/E ratio remains unchanged, then stocks can be expected to grow at the same rate as earnings during 2004. The First Call analyst consensus calls for a 12% growth in S&P 500 earnings per share during 2004. If, however, valuations regress toward their long-run average due to an increase in interest rates or inflation, then stocks will be flat to down for the year. In any case, it does not seem likely that the stellar returns of 2003 will be repeated. In the post-war era, generally the second year of a bull market has not been as strong as the first year.

  Since 2004 is a presidential election year, it adds its own interesting dynamics to the economy. In the post-war era, on average, stocks have gained 9% in the President's 4th year in office versus 17% in the 3rd year. Some see this as evidence of priming the pump with fiscal policy. Although not predictive, the 4th year of a President's term has been positive for stocks almost 80% of the time.

  What should the intelligent investor do given these forecasts?

Investment Strategy

  As always, we believe that the best way to manage market volatility and uncertainty is to remain committed to your long-term investment objectives and to construct a well-diversified portfolio that is properly aligned with your financial goals, time horizon and tolerance for risk.

  Portfolio diversification is the foundation of sound asset allocation. For example, while it might be tempting to reduce allocations to fixed income, given expectations of rising rates, to do so within the context of a long-term asset allocation plan may prove to be imprudent. Focus on the long-term and diversify.

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/10/ The Blue Chip Economic Consensus forecast is a forecast of economic variables published monthly based on the surveys of 55 leading economists and financial analysts.

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



  Therefore, we believe that the best strategy by which to navigate the volatility and uncertainty of the markets is to consult your financial advisor and construct an appropriately well-diversified portfolio that will not only seek to meet your long-term financial objectives, but can survive short-term periods of volatility exhibited by any single asset class.

  In conclusion, we thank you for your business, confidence and trust to manage your investments and look forward to continued long-term success and prosperity in the years ahead.

/s/ Thomas G. Sorell


  Thomas G. Sorell, CFA
  President, The Park Avenue Portfolio
  Chief Investment Officer,
  Guardian Investor Services LLC

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

--------------------------------------------------------------------------------
 About Your Annual Report

  In the interest of assisting you in understanding the information presented in this report and evaluating your investment, we have highlighted certain definitions and information included in this annual report.

Total Returns

  Total return figures shown in the report are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Please refer to the Financial Statements and accompanying Notes to Financial Statements sections of this report for specific information about the fees and expenses borne by the Funds. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted.

  Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Index Returns

  Index returns are provided for comparative purposes. Please note that the indices are unmanaged and not available for direct investment and their returns do not reflect the fees and expenses that have been deducted from the Funds. In addition, the return figures for the indices do not reflect sales charges that an investor may pay when purchasing or redeeming shares of the Funds.

A Few Words About Risk

  It is important to carefully consider the Funds' investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. There are some additional risks to consider when investing in certain funds within The Park Avenue Portfolio family of mutual funds:

 . Small-cap investing entails special risks, as small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

 . International investing has special risks related to changes in currency rates, foreign taxation, differences in auditing and other financial standards, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

 . Investing in bond funds exposes you to the general risk of investing in the debt markets. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater.

 . Investing in high yield bonds involves special risks because investments in lower rated and unrated debt securities are subject to greater loss of principal and interest than higher rated securities.

 . Low duration bond funds are not an alternative to money market funds since they, unlike money market funds, do not seek to maintain a stable net asset value and, as a result, are a riskier asset class.

Updated Performance Information

  This annual report contains performance information for the year ending December 31, 2003. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at 1-800-221-3253 or visit our website at www.guardianinvestor.com. Current performance may be lower or higher than the performance quoted in this report.

  You should consider the Funds' investment objectives, risks, fees and expenses carefully before investing. For further information, please consult the prospectus. The prospectus should be read carefully before you invest or send money, and can be obtained from your investment professional or by calling 1-800-221-3253.


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

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 The Guardian Park Avenue Fund

[PHOTO]
Goldman

Richard Goldman
Portfolio Manager


Objective:Long-term growth of capital

Portfolio:At least 80% common stocks and securities convertible into common stocks

Inception:June 1, 1972
Net Assets at December 31, 2003:  $1,312,508,366

Q:  What are your observations about the stock market in 2003?

A: Starting in March, the stock market experienced a dramatic reversal from the declines of the prior three years, resulting in double digit annual returns for most indices as shown in the table below.

          2003 Stock Market Returns
----------------------------------------------
Large Cap Stocks S&P 500 Index/1/       28.68%
----------------------------------------------
Small Cap Stocks Russell 2000 Index/2/  47.25%
----------------------------------------------
Technology       NASDAQ Composite
                 Index/3/               50.77%
----------------------------------------------
More Speculative Internet Stocks/4/    103.04%
 Companies       Biotech Stocks/5/      60.06%

  Broadly speaking, smaller companies and technology companies led the market. Looking deeper, there was dramatic out-performance by lower quality companies (those with no earnings, companies under regulatory investigation, or highly leveraged companies), very cyclical companies, and stocks trading at high P/E ratios. These were the stocks that were beaten down the most in the downturn. I believe this speculative environment was due to investors' belief that the economy and earnings were poised for a lasting recovery.

    Comparison of Companies' Fundamental Strength
   The Guardian Park Avenue Fund vs. S&P 500 Index
--------------------------------------------------------------------
                                            % Long-      Return
                     Earnings    Revenue     Term          on
                      5 year     5 year      Debt/       Equity
                      Growth     Growth      Total       5 year
                     Rate/6/     Rate/7/   Capital/8/   Average/9/
--------------------------------------------------------------------
The Guardian Park
 Avenue Fund           10%         8%         27%          20%
--------------------------------------------------------------------
S&P 500 Index           6%         6%         34%          16%
--------------------------------------------------------------------
Notes: Source: Baseline. Median values and debt calculations are as of 12/31/03 and exclude financial companies.

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"Our style of investing in superior companies faced a difficult challenge in
2003, as enthusiasm for more speculative stocks was high. Even so, the Fund achieved modestly lower daily volatility than the benchmark during the year."

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
/1/ The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. This index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
/2/ The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. This index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
/3/ The NASDAQ Composite Index is an unmanaged, broad-based capitalization-weighted index of all NASDAQ National Market stocks. This index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
/4/ As measured by Merrill Lynch Internet HOLDRS/SM/ (Holding Company
Depositary Receipts/SM/), which is generally indicative of Internet stock performance. Merrill Lynch Internet HOLDRS/SM/ invests in common stock of a group of specified companies in the Internet industry.

/5/ As measured by Merrill Lynch Biotech HOLDRS/SM/ (Holding Company Depositary Receipts/SM/), which is generally indicative of Biotechnology stock performance. Merrill Lynch Biotech HOLDRS/SM/ invests in common stock of a group of specified companies in the Biotechnology industry.
/6/ Earnings 5-Year Growth Rate: The median earnings growth rate for the companies in the Fund and the S&P 500 Index for the past five years. A higher number indicates a greater rate of earnings growth.
/7/ Revenue 5-year Growth Rate: The median revenue growth rate for the companies in the Fund and the S&P 500 Index for the past five years. A higher number indicates a greater rate of revenue growth.
/8/ % Long Term Debt / Total Capital: The median long-term debt as a proportion of capital for the companies in the Fund and the S&P 500 Index as of 12/31/03. A lower number indicates a company's greater ability to pay off outstanding debt.
/9/ Return on Equity 5-Year Average: The median return on equity of the last five fiscal years for the companies in the Fund and the S&P 500 Index. Return on Equity is an indicator of profitability and a higher number indicates greater profitability.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Park Avenue Fund


Q:  What is The Guardian Park Avenue Fund's current investment profile?

A: The Fund seeks to invest in superior companies with strong financials, as shown in the year-end snapshot below. Our experience and studies of historical results show that investing in companies with strong balance sheets, positive cash flows, high profitability, and consistent earnings - while out of favor in 1999 and 2002 - has the potential to deliver attractive returns over longer investment horizons. We believe this remains true today.

  Looking at the Fund's exposure to various sectors, while our investment process does not permit significant sector deviations, our focus on stock selection can lead to modest over- and under-weightings of sectors versus the S&P 500 Index. The snapshot below of the weightings relative to the S&P 500 Index at year end shows that the Fund is overweight in the energy sector and underweight in the cyclical consumer sector.

                   The Guardian Park Avenue Fund Sector
                           Weighting Comparison
                              as of 12/31/03
---------------------------------------------------------------------------
                                                               % of     %
                                                        % of  S&P 500 Over/
                                                        Fund   Index  Under
---------------------------------------------------------------------------
Energy                                                   9.29   5.80   3.49
---------------------------------------------------------------------------
Health Care                                             14.55  13.32   1.24
---------------------------------------------------------------------------
Cash                                                     0.95   0.00   0.95
---------------------------------------------------------------------------
Utilities                                                3.41   2.84   0.57
---------------------------------------------------------------------------
Consumer Staples                                        11.45  10.99   0.46
---------------------------------------------------------------------------
Industrials                                             11.10  10.90   0.20
---------------------------------------------------------------------------
Financials                                              20.51  20.66  -0.15
---------------------------------------------------------------------------
Information Technology                                  17.32  17.71  -0.39
---------------------------------------------------------------------------
Materials                                                1.78   3.04  -1.26
---------------------------------------------------------------------------
Telecommunication Services                               1.46   3.45  -2.00
---------------------------------------------------------------------------
Consumer Discretionary                                   8.18  11.30  -3.11
---------------------------------------------------------------------------

Q:  How did the Fund perform in 2003?

A: The Fund's 2003 total return of 20.95%/10 /was impressive in absolute terms, but did not succeed in delivering higher returns and lower risk than our S&P 500 Index benchmark. Our style of investing in superior companies faced a difficult challenge in 2003, as enthusiasm for more speculative stocks was high. Even so, the Fund achieved modestly lower daily volatility than the benchmark during the year.

  While I'm clearly disappointed that the Fund did not beat its benchmark during the year, I remain committed to investing in superior companies even if their near-term relative returns have lagged those of lower quality companies. In fact, we believe that, while the speculative market rally has driven some sectors to bubble-era valuations, many higher quality companies are currently attractively valued. Investor interest in these companies has taken a back seat to riskier companies in recent months, but we believe at the end of the day that you get what you pay for.

Q: Are there any other factors that investors should be aware of regarding the Fund?

A: We believe the Fund is an attractive investment for investors seeking an actively managed portfolio of large- cap companies. Our focus on what we believe to be the highest quality companies in the U.S. may also appeal to investors who are wary of the market given the corporate scandals that have occurred in recent years. We remain committed to utilizing our disciplined investment approach, which calls for not chasing the latest fad or hottest performing sector, but rather constructing a highly diversified portfolio that has the potential to perform well in a variety of market cycles.

  The Fund did not generate taxable gains in 2003, despite its favorable return. In general, we seek to hold stocks for over two years, which causes the Fund to have less turnover than the average actively managed equity fund. In addition, the Fund has tax loss carry forwards of $634,179,788 to offset capital gains. This is approximately 48% of the Fund, and, on average, they have over 5 years before they expire.

--------------------------------------------------------------------------------
/10/ Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Park Avenue Fund

           Top Ten Holdings as of December 31, 2003
               (holdings are subject to change)

    Company                      Percentage of Total Net Assets
---------------------------------------------------------------
 1. Pfizer, Inc.                                          5.48%
---------------------------------------------------------------
 2. General Electric Co.                                  3.31%
---------------------------------------------------------------
 3. Deere & Co.                                           3.27%
---------------------------------------------------------------
 4. Microsoft Corp.                                       3.08%
---------------------------------------------------------------
 5. American Int'l. Group, Inc.                           2.99%
---------------------------------------------------------------
 6. Lehman Brothers Hldgs., Inc.                          2.44%
---------------------------------------------------------------
 7. AmerisourceBergen Corp.                               2.36%
---------------------------------------------------------------
 8. Viacom, Inc.                                          2.35%
---------------------------------------------------------------
 9. Procter & Gamble Co.                                  2.29%
---------------------------------------------------------------
10. Exxon Mobil Corp.                                     2.28%

                 Average Annual Returns/1/ for Periods Ended December 31, 2003

                                      Inception
                                        Date    1 Year 3 Years 5 Years 10 Years Since Inception
-----------------------------------------------------------------------------------------------
Class A Shares (without sales charge)   6/1/72  20.95%  -9.45% -4.68%   7.98%        13.27%
-----------------------------------------------------------------------------------------------
Class A Shares (with sales charge)      6/1/72  15.51% -10.83% -5.55%   7.48%        13.10%
-----------------------------------------------------------------------------------------------
Class B Shares (without sales charge)   5/1/96  19.72% -10.32% -5.56%      --         4.63%
-----------------------------------------------------------------------------------------------
Class B Shares (with sales charge)      5/1/96  16.72% -10.92% -5.75%      --         4.63%
-----------------------------------------------------------------------------------------------
Class C Shares (without sales charge)   8/7/00  19.45% -10.52%     --      --       -15.67%
-----------------------------------------------------------------------------------------------
Class C shares (with sales charge)      8/7/00  18.45% -10.52%     --      --       -15.67%
-----------------------------------------------------------------------------------------------
Class K Shares (without sales charge)  5/15/01  20.58%      --     --      --        -6.84%
-----------------------------------------------------------------------------------------------
Class K Shares (with sales charge)     5/15/01  19.58%      --     --      --        -6.84%

/1/Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so that actual returns would have been somewhat lower. Current performance may be lower or higher than the data quoted.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Park Avenue Fund

Growth of a Hypothetical $10,000 Investment

                          [CHART]

                         Guardian
                       Park Avenue
                      Fund (Class A)   S&P 500 Index  Cost of Living
                      --------------   -------------  --------------
06/01/72                $ 10,000         $ 10,000         $10,000
June-72                    9,343            9,791          10,024
July-72                    9,412            9,837          10,064
August-72                  9,689           10,199          10,080
September-72               9,470           10,173          10,121
October-72                 9,551           10,292          10,153
November-72               10,117           10,784          10,177
December-72                9,905           10,935          10,210
January-73                 9,531           10,773          10,241
February-73                9,157           10,394          10,313
March-73                   8,940           10,404          10,409
April-73                   8,498           10,005          10,481
May-73                     8,096            9,841          10,545
June-73                    7,746            9,802          10,617
July-73                    8,302           10,200          10,641
August-73                  8,044            9,852          10,834
September-73               9,089           10,271          10,866
October-73                 9,173           10,284          10,954
November-73                8,078            9,143          11,034
December-73                8,341            9,320          11,106
January-74                 8,836            9,254          11,202
February-74                8,936            9,248          11,347
March-74                   8,882            9,061          11,491
April-74                   8,719            8,735          11,539
May-74                     8,210            8,471          11,683
June-74                    8,080            8,376          11,779
July-74                    7,961            7,754          11,876
August-74                  7,333            7,085          12,020
September-74               6,803            6,276          12,164
October-74                 7,449            7,329          12,284
November-74                7,271            6,970          12,380
December-74                7,003            6,861          12,476
January-75                 8,375            7,734          12,525
February-75                8,721            8,226          12,621
March-75                   9,038            8,434          12,669
April-75                   9,231            8,864          12,717
May-75                     9,685            9,284          12,789
June-75                   10,184            9,724          12,885
July-75                    9,809            9,098          13,029
August-75                  9,719            8,939          13,053
September-75               9,505            8,663          13,126
October-75                10,092            9,228          13,198
November-75               10,291            9,487          13,294
December-75               10,291            9,410          13,342
January-76                11,653           10,556          13,366
February-76               12,040           10,468          13,414
March-76                  12,291           10,819          13,438
April-76                  12,267           10,733          13,486
May-76                    12,159           10,613          13,582
June-76                   12,901           11,077          13,654
July-76                   12,997           11,022          13,727
August-76                 13,033           11,000          13,799
September-76              13,543           11,281          13,847
October-76                13,125           11,067          13,919
November-76               13,653           11,017          13,943
December-76               14,697           11,628          13,991
January-77                14,366           11,078          14,063
February-77               14,259           10,877          14,207
March-77                  14,547           10,763          14,303
April-77                  14,809           10,805          14,424
May-77                    14,691           10,591          14,496
June-77                   15,516           11,108          14,592
July-77                   15,228           10,969          14,664
August-77                 14,992           10,780          14,712
September-77              15,139           10,795          14,760
October-77                14,710           10,370          14,808
November-77               15,795           10,692          14,880
December-77               15,862           10,766          14,929
January-78                15,233           10,149          15,025
February-78               15,306            9,944          15,121
March-78                  16,152           10,235          15,241
April-78                  17,435           11,156          15,361
May-78                    18,139           11,256          15,505
June-78                   17,914           11,101          15,674
July-78                   19,084           11,748          15,794
August-78                 20,056           12,100          15,866
September-78              19,554           12,061          15,986
October-78                17,009           11,007          16,130
November-78               17,685           11,239          16,203
December-78               18,159           11,454          16,275
January-79                19,008           11,961          16,419
February-79               18,653           11,578          16,611
March-79                  19,926           12,262          16,780
April-79                  20,003           12,336          16,972
May-79                    19,911           12,067          17,188
June-79                   20,417           12,583          17,381
July-79                   20,939           12,749          17,573
August-79                 22,258           13,479          17,741
September-79              22,430           13,535          17,933
October-79                21,418           12,664          18,078
November-79               22,319           13,260          18,246
December-79               23,442           13,539          18,438
January-80                25,291           14,380          18,703
February-80               24,817           14,377          18,967
March-80                  22,398           12,987          19,256
April-80                  22,994           13,584          19,472
May-80                    24,041           14,277          19,664
June-80                   24,582           14,721          19,881
July-80                   25,882           15,744          19,881
August-80                 26,459           15,901          20,025
September-80              27,126           16,363          20,193
October-80                27,517           16,692          20,385
November-80               29,005           18,461          20,554
December-80               28,484           17,907          20,746
January-81                28,447           17,157          20,914
February-81               29,321           17,453          21,131
March-81                  30,487           18,146          21,275
April-81                  30,774           17,791          21,419
May-81                    30,876           17,833          21,587
June-81                   30,487           17,725          21,780
July-81                   30,180           17,754          22,020
August-81                 29,076           16,729          22,188
September-81              27,979           15,910          22,405
October-81                29,543           16,768          22,453
November-81               30,629           17,454          22,525
December-81               30,130           17,009          22,597
January-82                29,369           16,789          22,669
February-82               28,413           15,855          22,741
March-82                  28,182           15,773          22,717
April-82                  29,502           16,484          22,813
May-82                    28,761           15,921          23,030
June-82                   28,159           15,681          23,318
July-82                   27,441           15,403          23,438
August-82                 30,868           17,261          23,487
September-82              32,008           17,473          23,535
October-82                36,087           19,484          23,607
November-82               37,661           20,268          23,559
December-82               37,780           20,656          23,463
January-83                38,949           21,425          23,511
February-83               40,212           21,915          23,535
March-83                  42,078           22,719          23,535
April-83                  45,213           24,507          23,703
May-83                    46,557           24,292          23,847
June-83                   49,493           25,227          23,919
July-83                   48,299           24,482          24,015
August-83                 47,154           24,846          24,088
September-83              48,413           25,184          24,208
October-83                47,300           24,891          24,280
November-83               48,261           25,413          24,328
December-83               48,590           25,280          24,352
January-84                48,059           25,138          24,496
February-84               46,277           24,257          24,616
March-84                  46,541           24,674          24,665
April-84                  47,364           24,903          24,785
May-84                    45,307           23,525          24,857
June-84                   47,716           24,027          24,929
July-84                   46,894           23,728          25,025
August-84                 52,594           26,337          25,121
September-84              52,934           26,343          25,241
October-84                53,477           26,441          25,314
November-84               53,296           26,142          25,314
December-84               54,742           26,822          25,314
January-85                60,225           28,912          25,362
February-85               62,203           29,263          25,482
March-85                  61,393           29,281          25,578
April-85                  60,617           29,252          25,698
May-85                    63,282           30,931          25,794
June-85                   64,868           31,409          25,866
July-85                   65,036           31,364          25,915
August-85                 64,261           31,096          25,963
September-85              60,333           30,130          26,035
October-85                63,149           31,520          26,131
November-85               68,574           33,673          26,203
December-85               72,798           35,289          26,275
January-86                74,618           35,484          26,347
February-86               81,036           38,124          26,275
March-86                  87,037           40,237          26,155
April-86                  87,878           39,781          26,107
May-86                    91,968           41,888          26,179
June-86                   93,344           42,589          26,323
July-86                   86,655           40,206          26,323
August-86                 89,254           43,177          26,371
September-86              82,359           39,624          26,492
October-86                86,071           41,911          26,516
November-86               87,965           42,927          26,540
December-86               86,179           41,837          26,564
January-87                96,526           47,470          26,732
February-87              104,479           49,339          26,828
March-87                 106,660           50,754          26,948
April-87                 102,508           50,297          27,092
May-87                   101,711           50,723          27,189
June-87                  104,389           53,265          27,285
July-87                  108,786           55,960          27,357
August-87                113,352           58,039          27,501
September-87             111,745           56,769          27,645
October-87                84,813           44,544          27,718
November-87               80,966           40,882          27,742
December-87               88,729           43,972          27,742
January-88                90,301           45,882          27,814
February-88               97,445           47,928          27,886
March-88                 100,112           46,472          28,006
April-88                 102,112           47,048          28,150
May-88                   100,826           47,335          28,246
June-88                  107,073           49,508          28,367
July-88                  106,199           49,383          28,487
August-88                102,852           47,625          28,607
September-88             105,617           49,649          28,799
October-88               106,296           51,086          28,895
November-88              104,065           50,272          28,919
December-88              107,166           51,154          28,968
January-89               113,972           54,945          29,112
February-89              115,281           53,512          29,232
March-89                 117,165           54,772          29,400
April-89                 121,511           57,675          29,593
May-89                   124,180           59,856          29,761
June-89                  124,001           59,543          29,833
July-89                  129,424           64,972          29,905
August-89                136,178           66,144          29,953
September-89             135,220           65,881          30,049
October-89               129,531           64,397          30,194
November-89              130,966           65,633          30,266
December-89              132,707           67,204          30,314
January-90               124,901           62,757          30,626
February-90              127,605           63,471          30,771
March-90                 130,863           65,181          30,939
April-90                 125,761           63,615          30,987
May-90                   133,752           69,636          31,059
June-90                  131,696           69,207          31,227
July-90                  128,760           69,037          31,347
August-90                116,453           62,734          31,636
September-90             111,080           59,733          31,900
October-90               106,207           59,530          32,093
November-90              112,204           63,283          32,165
December-90              116,342           65,041          32,165
January-91               123,478           67,942          32,357
February-91              133,163           72,697          32,405
March-91                 138,132           74,501          32,453
April-91                 137,623           74,727          32,501
May-91                   141,828           77,807          32,598
June-91                  136,539           74,298          32,694
July-91                  143,602           77,837          32,742
August-91                148,065           79,568          32,838
September-91             148,906           78,256          32,982
October-91               153,757           79,387          33,030
November-91              146,901           76,116          33,126
December-91              157,248           84,769          33,150
January-92               160,926           83,288          33,199
February-92              164,109           84,291          33,319
March-92                 161,704           82,671          33,487
April-92                 161,846           85,185          33,535
May-92                   164,817           85,478          33,583
June-92                  159,102           84,210          33,703
July-92                  165,737           87,744          33,775
August-92                161,456           85,855          33,872
September-92             166,665           86,846          33,968
October-92               170,874           87,243          34,088
November-92              181,647           90,091          34,136
December-92              189,447           91,214          34,112
January-93               198,103           92,072          34,280
February-93              200,211           93,252          34,400
March-93                 207,813           95,203          34,521
April-93                 204,727           93,006          34,617
May-93                   209,995           95,338          34,665
June-93                  215,173           95,626          34,713
July-93                  216,554           95,337          34,713
August-93                229,743           98,834          34,809
September-93             233,807           98,074          34,881
October-93               230,433          100,199          35,026
November-93              223,302           99,132          35,050
December-93              227,863          100,349          35,050
January-94               233,673          103,841          35,146
February-94              230,967          100,956          35,266
March-94                 221,336           96,584          35,386
April-94                 223,087           97,932          35,434
May-94                   224,440           99,377          35,458
June-94                  218,710           96,957          35,578
July-94                  224,483          100,245          35,675
August-94                230,995          104,243          35,819
September-94             227,169          101,682          35,915
October-94               230,507          104,047          35,939
November-94              219,437          100,187          35,987
December-94              224,591          101,655          35,987
January-95               223,923          104,366          36,131
February-95              236,284          108,365          36,276
March-95                 244,970          111,557          36,396
April-95                 252,236          114,924          36,516
May-95                   260,422          119,336          36,588
June-95                  270,695          122,113          36,660
July-95                  285,914          126,247          36,660
August-95                288,517          126,461          36,756
September-95             297,918          131,765          36,828
October-95               293,134          131,368          36,949
November-95              300,605          137,009          36,925
December-95              301,580          139,649          36,901
January-96               311,257          144,470          37,117
February-96              315,340          145,736          37,237
March-96                 317,205          147,152          37,429
April-96                 321,732          149,400          37,574
May-96                   331,587          153,079          37,646
June-96                  333,904          153,694          37,670
July-96                  320,164          146,943          37,742
August-96                327,265          149,982          37,814
September-96             347,459          158,357          37,934
October-96               360,646          162,781          38,054
November-96              385,636          174,990          38,127
December-96              381,454          171,525          38,127
January-97               405,502          182,333          38,247
February-97              403,590          183,703          38,367
March-97                 385,277          176,190          38,463
April-97                 406,106          186,775          38,511
May-97                   431,563          197,992          38,487
June-97                  451,626          206,864          38,535
July-97                  489,655          223,323          38,583
August-97                473,664          210,810          38,655
September-97             501,853          222,282          38,752
October-97               489,040          214,921          38,848
November-97              504,313          224,793          38,824
December-97              514,394          228,623          38,776
January-98               507,367          231,206          38,848
February-98              542,612          247,830          38,920
March-98                 569,603          260,544          38,992
April-98                 578,526          263,280          39,064
May-98                   569,157          258,672          39,136
June-98                  585,343          269,200          39,184
July-98                  571,995          266,266          39,232
August-98                484,154          227,844          39,281
September-98             510,621          242,654          39,329
October-98               545,073          262,284          39,425
November-98              576,330          278,179          39,425
December-98              623,955          294,369          39,401
January-99               645,844          306,673          39,497
February-99              618,182          297,136          39,545
March-99                 638,147          309,021          39,665
April-99                 642,236          320,980          39,954
May-99                   631,291          313,405          39,954
June-99                  674,605          330,799          39,954
July-99                  656,616          320,478          40,073
August-99                656,616          318,876          40,170
September-99             649,839          310,139          40,362
October-99               686,557          329,764          40,435
November-99              719,210          336,468          40,459
December-99              812,676          356,272          40,459
January-00               783,954          338,372          40,556
February-00              882,974          331,967          40,796
March-00                 896,241          364,443          41,130
April-00                 826,626          353,479          41,155
May-00                   754,276          346,226          41,180
June-00                  836,063          354,761          41,418
July-00                  809,172          349,220          41,515
August-00                916,797          370,911          41,491
September-00             829,564          351,327          41,707
October-00               755,218          349,851          41,779
November-00              635,839          322,283          41,851
December-00              661,350          323,862          41,923
January-01               666,328          335,359          42,187
February-01              564,669          304,808          42,356
March-01                 525,803          285,514          42,453
April-01                 574,945          307,698          42,623
May-01                   574,140          309,760          42,815
June-01                  565,373          302,233          42,995
July-01                  553,082          299,271          42,874
August-01                517,827          280,536          42,874
September-01             475,780          257,897          42,681
October-01               488,879          262,815          42,536
November-01              511,358          282,975          42,464
December-01              517,504          285,456          42,358
January-02               510,226          281,291          42,430
February-02              504,243          275,865          42,527
March-02                 522,355          286,241          42,672
April-02                 493,408          268,895          42,887
May-02                   484,836          266,905          42,887
June-02                  450,557          247,902          42,930
July-02                  420,228          228,575          42,977
August-02                424,607          230,075          43,012
September-02             382,762          205,070          43,083
October-02               414,227          223,117          43,154
November-02              431,419          236,236          43,154
December-02              405,955          222,359          43,059
January-03               394,764          216,533          43,250
February-03              388,601          213,285          43,583
March-03                 388,601          215,356          43,847
April-03                 417,633          233,095          43,752
May-03                   437,257          245,376          43,680
June-03                  440,085          248,505          43,728
July-03                  449,716          252,888          43,776
August-03                454,123          257,819          43,942
September-03             449,879          255,081          44,050
October-03               472,643          269,519          44,002
November-03              474,959          271,891          43,883
December-03              496,427          286,165          43,800


Performance for Class B, Class C, and Class K shares, which were first offered on May 1, 1996, August 7, 2000, and May 15, 2001, respectively, will vary due to differences in sales load and other expenses charged to each share class.
  A hypothetical $10,000 investment in Class A shares made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge for Class A shares of 4.5%. This investment would have grown to $496,427 on December 31, 2003. We compare our performance to that of the S&P 500 Index, an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $286,165. The Cost of Living, as measured by the Consumer Price Index, is generally representative of the level of U.S. inflation and is provided to lend a more complete understanding of the investment's real worth. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian UBS Large Cap Value Fund

 The Guardian UBS Large Cap Value Fund is managed by a team of investment professionals from the Fund's sub-advisor, UBS Global Asset Management (Americas) Inc., with many years of experience in large cap value investment management.

Objective:Seeks to maximize total return, consisting of capital appreciation and current income

Portfolio:At least 80% in equity securities issued by companies with a large market capitalization at the time of purchase

Inception:February 3, 2003

Net assets at December 31, 2003:  $84,827,055

Q:  How did the Fund perform during 2003?

A: Since its inception on February 3, 2003 through December 31, 2003, The Guardian UBS Large Cap Value Fund had a total return of 31.48,/1/ versus a return of 32.52% for its benchmark, the Russell 1000 Value Index./2/

Q:  What factors affected the Fund's performance?

A: Industry allocation and stock selection contributed most strongly to year-to-date performance, with overweightings in medical services and construction being the largest contributors by industry. The Fund's exposure to larger cap stocks detracted from its performance, as smaller, beaten-up stocks were the strongest performers in 2003.

  The strengthening economy and early 2003 successes in Iraq drove the U.S. equity market, as did strong earnings growth and investor perception of higher earnings quality. The U.S. economy also performed impressively, with a surprisingly strong 8.2% third quarter annualized growth in U.S. real GDP,/3/ and consensus expectations of 4.6% for 2004. Thanks to further tax cuts and anticipated continued fiscal stimuli, consumption is likely to remain an important contributor to economic growth in 2004. A continued strong economic recovery, however, now appears to be priced into the market, and our view is that the market as a whole is within a modest range of fair valuation. There remain some underlying concerns about the growing deficit, but investors' caution on that score has abated.

Q:  What is your strategy going forward?

A: We are finding attractive opportunities in the banking and financial sectors. We also continue to see opportunities in healthcare, and believe we are well positioned in light of the effects of the new Medicare bill. We currently have exposure to the generic drug segment at reasonable valuations. We are also maintaining branded-drug exposure with unique, non-geriatric product concentrations (vaccines, anti-infectives, antidepressants). While we take advantage of those opportunities, we are avoiding new, broadly utilized, big-technology biologics, and large-dollar, commodity geriatric markets (cholesterol, hypertension, anti-inflammatory drug makers), which we believe will face a secular headwind.

--------------------------------------------------------------------------------

"We are finding attractive opportunities in the banking and financial sectors. We also continue to see opportunities in health care, and believe we are well positioned in light of the effects of the new Medicare bill."

--------------------------------------------------------------------------------

  In contrast to the attractive health care and financial sectors, we continue to underweight computer hardware-- specifically the semiconductors market. While this area has seen an improvement in the underlying fundamentals, the price appreciation has far surpassed the improving fundamentals. Our underweight in this area is driven by the fact that the market is currently pricing in expected growth rates well above what these companies have historically been able to achieve. We do not believe these expectations will be met.

--------------------------------------------------------------------------------
/1/ Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.
/2/ The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index and the Russell 1000 Index are unmanaged indices, they are not available for direct investment, and their returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the indices do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
/3/ Gross Domestic Product (GDP) measures the value of goods and services produced in an economy. Real GDP is the gross domestic product adjusted for changes in price level. Real GDP growth is generally used as the basis to assess economic performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian UBS Large Cap Value Fund

          Sector Weightings Held by the Fund as of December 31, 2003

                                    [CHART]

Energy                       8.71%
Health Care                 11.54%
Consumer Staples             2.55%
Utilities                    7.91%
Industrials                 10.50%
Financials                  33.62%
Materials                    6.51%
Information Technology       3.59%
Telecommunication Services   8.21%
Consumer Discretionary       6.86%


 Top Ten Holdings as of December 31, 2003
     (holdings are subject to change)

    Company Percentage of Total Net Assets
------------------------------------------
 1. Citigroup, Inc.                  5.77%
------------------------------------------
 2. Exxon Mobil Corp.                5.01%
------------------------------------------
 3. Nextel Comm., Inc.               4.61%
------------------------------------------
 4. Wells Fargo & Co.                4.30%
------------------------------------------
 5. Morgan Stanley                   4.16%
------------------------------------------
 6. J.P. Morgan Chase & Co.          3.84%
------------------------------------------
 7. UnitedHealth Group               3.20%
------------------------------------------
 8. ConocoPhillips                   3.00%
------------------------------------------
 9. Federal Home Loan Mortgage Corp. 2.96%
------------------------------------------
10. Illinois Tool Works, Inc.        2.83%

  Total Returns/1/ for Period Ending December 31, 2003

                                      Inception   Since
                                        Date    Inception
---------------------------------------------------------
Class A Shares (without sales charge)  2/3/03    31.48%
---------------------------------------------------------
Class A Shares (with sales charge)     2/3/03    25.56%
---------------------------------------------------------
Class B Shares (without sales charge)  2/3/03    30.65%
---------------------------------------------------------
Class B Shares (with sales charge)     2/3/03    27.65%
---------------------------------------------------------
Class C Shares (without sales charge)  2/3/03    30.65%
---------------------------------------------------------
Class C Shares (with sales charge)     2/3/03    29.65%
---------------------------------------------------------
Class K Shares (without sales charge)  2/3/03    31.22%
---------------------------------------------------------
Class K Shares (with sales charge)     2/3/03    30.22%
---------------------------------------------------------

/1/Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the current maximum sales charge of 4.5%, except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Park Avenue Small Cap Fund

[PHOTO]

Matthew Ziehl
Matthew Ziehl, C.F.A.
Portfolio Manager


Objective:Long-term growth of capital

Portfolio:At least 85% in a diversified portfolio of common stocks issued by companies with a small market capitalization at the time of initial purchase

Inception:May 1, 1997
Net Assets at December 31, 2003:  $201,022,946

Q:  How did the Fund perform during 2003?

A: U.S. stocks rallied strongly in 2003, with small caps leading the way. The Russell 2000 Index/1/ returned an eye-popping 47.25%, setting a new calendar-year record return for the 25-year history of this benchmark, versus a "mere" 28.68% for the S&P 500 Index./2/ The Guardian Park Avenue Small Cap Fund participated in the rally, but performance trailed the benchmark by 4.02% with a 43.23%/3/ total return.

  Most of the underperformance came during the second quarter, as the stock market reversed early-year declines and experienced a sharp rally after the invasion of Iraq commenced in March. Highly speculative companies led this rally, as we discussed in our June 30th semiannual report letter to you. The Russell 2000's strongest performers during the first half of 2003 were companies that we consider to be of low fundamental quality, such as those with negative earnings, stocks priced below $5 per share, and stocks with under $500 million market cap in the Russell 2000. This environment made it challenging for the Fund to keep pace during the run-up, because we tend to avoid such companies. Instead, we seek to invest in companies with high fundamental quality--those we determine are demonstrably superior to their competitors in terms of financial strength, profitability and management skill.

  The stock market continued to rally strongly in the second half of 2003, and small cap stocks again led the charge. But the second-half rally was more broadly based, and encompassed higher quality companies as well as the more speculative fare. This environment was more favorable to our investment style, as reflected by stronger relative performance; The Guardian Park Avenue Small Cap Fund returned 25.33% versus 24.92% for the Russell 2000 Index during the second half of 2003.

  For the full year 2003, relative performance was driven primarily by stock selection rather than by sector allocations. This is consistent with our investment discipline that emphasizes selecting individual stocks rather than placing large "bets" on one market sector versus another. The Fund generated strong returns within the technology, consumer, and basic materials sectors, but these benefits were more than offset by underperformance in industrial, healthcare and telecom stocks. Performance did benefit somewhat from the Fund being overweight versus the index in technology stocks during 2003, as technology was the small cap market's strongest major sector.

Q:  What was your investment strategy?

A: Throughout 2003 we remained true to our investment philosophy and process of maintaining a diversified, high-quality portfolio. As bottom-up stock pickers, the Fund's overweights and underweights to its benchmark (the Russell 2000 Index) were a function of the individual stocks in the Fund's portfolio. Having said that, for much of the year the Fund held an overweight in technology stocks because we identified a number of firms with solid fundamentals that we believed were poised to benefit from the improving economic environment. We recently neutralized our technology weighting by trimming or selling out of certain technology stocks that had performed well, but that appeared to have gotten expensive in terms of their valuations versus current- and near-term sales and earnings.

--------------------------------------------------------------------------------

". . . the second-half rally was more broadly based, and encompassed higher quality companies as well as the more speculative fare. This environment was more favorable to our investment style, as reflected by stronger relative performance . . ."

--------------------------------------------------------------------------------

  Late in the year, we added to our exposure in the energy sector, as we believe investors have not priced in the likelihood that oil and natural gas prices will remain high for an extended period of time due to strengthening global demands for energy (including the secular growth of China as an industrial power) and ongoing supply constraints-- especially with regard to the U.S. natural gas supply.

Q:  What is your outlook for the future?

A: Despite their considerable outperformance in 2003, we believe small cap stocks can continue to outperform their larger-cap counterparts during 2004, albeit less significantly. We expect the economic recovery to continue. Although stock market performance is impossible to predict, historically, an improving economy has favored smaller companies because their earnings tended to rebound more quickly than those of larger companies as

--------------------------------------------------------------------------------
/1/ The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the Russell 2000 Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
/2/ The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
/3/ Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Park Avenue Small Cap Fund

Gross Domestic Product/4/ (GDP) accelerates. In addition, from a valuation standpoint, small caps remain attractive relative to larger-cap companies. As always, we'll emphasize high quality companies that have strong financial characteristics and market share positions. We believe our investment approach will be rewarded when the market is once again fundamentally driven, not speculatively driven.

  In early 2004 we are adding to positions in the consumer cyclical sector, mainly in retail stocks. We had trimmed our retail positions during the third quarter after these stocks ran up strongly and valuations became quite stretched, as the market anticipated a very strong holiday selling season. We viewed these stocks as vulnerable to price declines if their high sales expectations were not met. Holiday sales turned out to be solid but not spectacular, and this group lagged the market as the year drew to a close. In early 2004 we are selectively increasing our exposure to retailers at more reasonable valuations.

                  Growth of a Hypothetical $10,000 Investment

                            [CHART]


                           Guardian          Guardian
                         Park Avenue       Park Avenue
                          Small Cap         Small Cap
                             Fund              Fund           Russell 2000
                          (Class A)         (Class B)            Index
                          ----------        ----------         ----------
5/1/97                     $10,000           $10,000           $10,000
May-97                      10,461            10,510            11,113
June-97                     11,043            11,086            11,589
July-97                     11,851            11,879            12,128
August-97                   12,095            12,115            12,405
September-97                13,400            13,371            13,313
October-97                  12,940            12,937            12,729
November-97                 12,865            12,861            12,646
December-97                 13,068            13,047            12,868
January-98                  13,068            13,037            12,665
February-98                 13,912            13,877            13,601
March-98                    14,615            14,574            14,162
April-98                    14,710            14,659            14,240
May-98                      13,960            13,905            13,473
June-98                     13,950            13,877            13,501
July-98                     12,793            12,713            12,409
August-98                   10,040             9,963             9,999
September-98                10,451            10,376            10,782
October-98                  10,623            10,540            11,221
November-98                 11,388            11,290            11,809
December-98                 12,239            12,126            12,540
January-99                  11,923            11,799            12,706
February-99                 10,737            10,617            11,677
March-99                    10,776            10,655            11,860
April-99                    11,292            11,155            12,922
May-99                      11,455            11,309            13,111
June-99                     12,047            11,886            13,704
July-99                     11,943            11,771            13,329
August-99                   11,685            11,511            12,835
September-99                11,838            11,655            12,838
October-99                  12,679            12,463            12,891
November-99                 14,334            14,069            13,660
December-99                 16,732            16,406            15,207
January-00                  16,560            16,223            14,963
February-00                 20,475            20,570            17,433
March-00                    19,125            18,723            16,284
April-00                    17,450            17,069            15,304
May-00                      16,100            15,742            14,412
June-00                     18,666            18,223            15,668
July-00                     18,312            17,877            15,164
August-00                   20,858            20,348            16,321
September-00                19,853            19,348            15,842
October-00                  18,139            17,665            15,811
November-00                 14,789            14,396            13,156
December-00                 16,339            15,895            12,247
January-01                  16,184            15,730            12,885
February-01                 14,630            14,217            12,039
March-01                    13,926            13,529            11,450
April-01                    14,930            14,489            12,346
May-01                      15,499            15,022            12,650
June-01                     15,624            15,139            13,097
July-01                     15,451            14,954            12,388
August-01                   14,814            14,324            11,988
September-01                13,221            12,782            10,374
October-01                  13,743            13,277            10,982
November-01                 14,457            13,946            11,832
December-01                 15,190            14,644            12,564
January-02                  15,248            14,683            12,433
February-02                 15,229            14,663            12,092
March-02                    16,097            15,488            13,064
April-02                    16,174            15,546            13,183
May-02                      15,644            15,022            12,598
June-02                     14,901            14,305            11,973
July-02                     13,057            12,520            10,165
August-02                   13,097            12,549            10,139
September-02                12,257            11,735             9,411
October-02                  12,681            12,132             9,713
November-02                 13,395            12,801            10,579
December-02                 12,835            12,258             9,990
January-03                  12,401            11,841             9,714
February-03                 12,005            11,444             9,420
March-03                    12,140            11,560             9,541
April-03                    13,183            12,549            10,446
May-03                      14,244            13,548            11,567
June-03                     14,669            13,946            11,776
July-03                     15,470            14,692            12,513
August-03                   16,242            15,410            13,087
September-03                15,991            15,158            12,845
October-03                  17,508            16,458            13,924
November-03                 18,083            16,991            14,418
December-03                 18,529            16,879            14,711


To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in Class A and Class B shares of The Guardian Park Avenue Small Cap Fund and the Russell 2000 Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. For Class B shares, the contingent deferred sales charge of 1% was imposed at the end of the period. The Index and Class B shares begin at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.
Performance for Class C and Class K shares, which were first offered on August 7, 2000 and May 15, 2001, respectively, will vary due to differences in sales load and other expenses charged to each share class.

            Average Annual Returns/1/ for Periods Ended December 31, 2003

                                      Inception
                                        Date    1 Year 3 Years 5 Years Since Inception
--------------------------------------------------------------------------------------
Class A Shares (without sales charge)   5/1/97  43.23%  4.01%   8.45%      10.16%
--------------------------------------------------------------------------------------
Class A Shares (with sales charge)      5/1/97  36.78%  2.43%   7.46%       9.40%
--------------------------------------------------------------------------------------
Class B Shares (without sales charge)   5/6/97  41.85%  3.04%   7.47%       8.67%
--------------------------------------------------------------------------------------
Class B Shares (with sales charge)      5/6/97  38.85%  2.41%   7.32%       8.67%
--------------------------------------------------------------------------------------
Class C Shares (without sales charge)   8/7/00  41.62%  2.85%      --      -2.17%
--------------------------------------------------------------------------------------
Class C shares (with sales charge)      8/7/00  40.62%  2.85%      --      -2.17%
--------------------------------------------------------------------------------------
Class K Shares (without sales charge)  5/15/01  42.89%     --      --       6.46%
--------------------------------------------------------------------------------------
Class K Shares (with sales charge)     5/15/01  41.89%     --      --       6.46%

/1/Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than data quoted.

--------------------------------------------------------------------------------
/4/ Gross Domestic Product (GDP) measures the value of goods and services produced in an economy. Real GDP is the gross domestic product adjusted for changes in price level. Real GDP growth is generally used as the basis to assess economic performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian UBS Small Cap Value Fund

 The Guardian UBS Small Cap Value Fund is managed by a team of investment professionals from the Fund's sub-advisor, UBS Global Asset Management (Americas) Inc., with many years of experience in small cap value investment management.

Objective:Seeks to maximize total return, consisting of capital appreciation and current income

Portfolio:At least 80% in equity securities issued by companies with a small market capitalization at the time of initial purchase

Inception:February 3, 2003

Net Assets at December 31, 2003:  $38,732,859

Q:  How did the Fund perform during 2003?

A: Since its inception on February 3, 2003 through December 31, 2003, The Guardian UBS Small Cap Value Fund had a total return of 35.76%/1/ versus a return of 50.85% for its benchmark, the Russell 2000 Value Index./2/

Q:  What factors affected the Fund's performance?

A: After a weak first quarter performance, the U.S. equity markets rallied strongly, reflecting a successful war effort in Iraq and an above average rebound for the U.S. economy. In particular, investors were attracted to the most volatile sectors of the market, including technology and biotechnology/health care stocks. Low price stocks and those with negative earnings were strong performers in the small cap market. The Fund underperformed its benchmark since its inception due largely to the Fund's conservative position in terms of volatility, while investors were showing an increasing appetite for risk. Fund performance was also affected by negative stock selection due to the disappointing earnings reports of several portfolio holdings. The Fund's industry selection benefited from overweights in medical services, leisure and medical devices.

--------------------------------------------------------------------------------

"We continue to favor companies with high earnings yields (low P/E ratios), strong balance sheets, low earnings variation, strong free cash flow generation and attractive growth prospects."

--------------------------------------------------------------------------------

Q:  What is your strategy going forward?

A: We continue to favor companies with high earnings yields (low P/E ratios), strong balance sheets, low earnings variation, strong free cash flow generation and attractive growth prospects. We will continue to value companies based on traditional fundamental analysis, a strategy that has served us well over the long term. We are evaluating attractive expected return companies in the higher volatility segment of the market on an opportunistic basis. At the end of the reporting period, the Fund's largest sector overweights were in medical services, consumer durables and medical devices, while the largest underweights were in industrial parts and heavy machinery.

--------------------------------------------------------------------------------
/1/ Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.
/2/ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Index represents approximately 8%
of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index and the Russell 2000 Value Index are unmanaged indices, they are not available for direct investment, and their returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the Indices do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian UBS Small Cap Value Fund

          Sector Weightings Held by the Fund as of December 31, 2003

                                    [CHART]

                  Energy                          5.79%
                  Health Care                     8.73%
                  Consumer Staples                2.24%
                  Industrials                    13.16%
                  Utilities                       3.09%
                  Financials                     30.36%
                  Materials                       6.32%
                  Information Technology         13.08%
                  Consumer Discretionary         17.23%


            Top Ten Holdings as of December 31, 2003
                (holdings are subject to change)

    Company                   Percentage of Total Net Assets.....
-----------------------------------------------------------------
 1. Equitable Resources, Inc.                               2.67%
-----------------------------------------------------------------
 2. AmerUs Group Co.                                        2.46%
-----------------------------------------------------------------
 3. City National Corp.                                     2.41%
-----------------------------------------------------------------
 4. IndyMac Bancorp, Inc.                                   2.28%
-----------------------------------------------------------------
 5. Cullen/Frost Bankers, Inc.                              2.12%
-----------------------------------------------------------------
 6. Colonial BancGroup, Inc.                                2.05%
-----------------------------------------------------------------
 7. ALLETE, Inc.                                            1.98%
-----------------------------------------------------------------
 8. Reynolds & Reynolds Co.                                 1.97%
-----------------------------------------------------------------
 9. Park Electrochemical Corp.                              1.94%
-----------------------------------------------------------------
10. Renal Care Group, Inc.                                  1.91%

          Total Returns/1/ for Period Ending December
                            31, 2003

                                              Inception   Since
                                                Date    Inception
-----------------------------------------------------------------
Class A Shares (without sales charge)          2/3/03    35.76%
-----------------------------------------------------------------
Class A Shares (with sales charge)             2/3/03    29.65%
-----------------------------------------------------------------
Class B Shares (without sales charge)          2/3/03    34.76%
-----------------------------------------------------------------
Class B Shares (with sales charge)             2/3/03    31.76%
-----------------------------------------------------------------
Class C Shares (without sales charge)          2/3/03    34.76%
-----------------------------------------------------------------
Class C Shares (with sales charge)             2/3/03    33.76%
-----------------------------------------------------------------
Class K Shares (without sales charge)          2/3/03    35.46%
-----------------------------------------------------------------
Class K Shares (with sales charge)             2/3/03    34.46%

/1/Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Asset Allocation Fund

[PHOTO]

Jonathan C. Jankus, C.F.A.
Jonathan C. Jankus, C.F.A.
Portfolio Manager


Objective:Long-term total investment return consistent with moderate investment risk

Portfolio:Generally purchases shares of The Guardian S&P 500 Index, The
          Guardian Park Avenue, The Guardian Investment Quality Bond and/or The Guardian Cash Management Funds. Also invests in individual securities and uses futures to manage allocations among the equity, debt and money market asset classes

Inception:February 16, 1993
Net Assets at December 31, 2003:  $167,566,045

Q:  How did the Fund perform this year?

A: For the year ending December 31, 2003, the Fund's return was 27.87%,/1/ placing it above the average 21.20% return of 310 funds with similar objectives and policies in the Lipper/2/ universe. The Fund also outperformed the median return of 19.74% produced by Morningstar's/3/ universe of 850 asset allocation funds. During this period, the Fund's return also significantly surpassed the 18.48% return experienced by its passive composite benchmark, a model portfolio with 60% of its value in the S&P 500 Index/4/ and 40% in the Lehman Aggregate Bond Index,/5/ rebalanced monthly without expenses or trading costs. Since its inception on February 16, 1993 through December 31, 2003, the Fund's annualized return of 8.81% places it behind the annualized return of 9.79% experienced by its passive composite benchmark.

Q:  What factors affected Fund performance?

A: Stock market returns were positive for the first year since 1999. Indeed, the market's returns for 2000, 2001 and 2002 were so poor that the cumulative return including dividends on the S&P 500 Index for the five-year period ending December 31, 2003 has actually been negative. In addition to a weak economy, the market had to deal with shocking levels of corporate malfeasance, the continuing threat of terrorist attacks and a Mid-East war.

  The Fund's performance was positively impacted by a correctly aggressive stance on the market. After the declines of 2000, 2001 and the first half of 2002, our models viewed the market as being extremely "cheap" relative to fixed-income alternatives. In addition, the turnaround in the economy led to a pronounced rebound in corporate profitability. Even in the face of increasing federal deficits and a rapidly expanding economy, bond yields and short-term interest rates continued to stay very low.

--------------------------------------------------------------------------------

"The Fund's performance was positively impacted by a correctly aggressive stance on the market."

--------------------------------------------------------------------------------

Q:  What are your expectations for the coming year?

A: Our investing will, of course, continue to be guided by our quantitative model, whose ideal mix would have us invested fully 100% in stocks, 0% in bonds and 0% in cash. This is the most aggressive position that the Fund can hold.

  Most signs indicate continuing economic growth that hopefully will continue to feed a rebound in corporate profits. A risk on the horizon is the extent to which interest rates will rise in the near term, especially given such exogenous factors as a weak dollar and expensive oil. Politically, especially during an election year, fiscal or monetary tightening seem unlikely at least until employment statistics begin to share the apparent strength of the overall economy.


--------------------------------------------------------------------------------
/1/ Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted. /2/ Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
/3 (R)/2003 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Returns represent past performance and are no guarantee of future results. Morningstar's database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses.
/4/ The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
/5/ The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Asset Allocation Fund


                  Growth of a Hypothetical $10,000 Investment

                                    [CHART]

                       Guardian Asset                        Lehman
                      Allocation Fund       S&P 500        Aggregate
                         (Class A)           Index         Bond Index
                      ---------------       -------        ----------
 2/16/1993                $10,000           $10,000         $10,000
 2/26/1993                  9,680             9,988          10,129
 3/31/1993                  9,862            10,196          10,171
 4/30/1993                  9,804             9,961          10,242
 5/31/1993                  9,900            10,211          10,255
 6/30/1993                 10,186            10,241          10,441
 7/30/1993                 10,186            10,211          10,500
 8/31/1993                 10,760            10,585          10,684
 9/30/1993                 10,922            10,504          10,713
10/29/1993                 10,884            10,732          10,753
11/30/1993                 10,597            10,618          10,662
12/31/1993                 10,718            10,749          10,720
 1/31/1994                 11,128            11,123          10,865
 2/28/1994                 10,864            10,814          10,676
 3/31/1994                 10,513            10,345          10,413
 4/29/1994                 10,435            10,490          10,329
 5/31/1994                 10,366            10,645          10,328
 6/30/1994                 10,191            10,386          10,305
 7/29/1994                 10,365            10,738          10,510
 8/31/1994                 10,679            11,166          10,523
 9/30/1994                 10,466            10,892          10,368
10/31/1994                 10,668            11,145          10,359
11/30/1994                 10,294            10,732          10,336
12/30/1994                 10,490            10,888          10,407
 1/31/1995                 10,428            11,179          10,613
 2/28/1995                 11,023            11,607          10,865
 3/31/1995                 11,300            11,950          10,932
 4/28/1995                 11,371            12,311          11,085
 5/31/1995                 11,730            12,783          11,514
 6/30/1995                 11,997            13,081          11,598
 7/31/1995                 12,550            13,525          11,572
 8/31/1995                 12,560            13,548          11,712
 9/29/1995                 12,881            14,115          11,826
10/31/1995                 12,767            14,073          11,980
11/30/1995                 13,057            14,677          12,159
12/29/1995                 13,061            14,960          12,330
 1/31/1996                 13,361            15,476          12,412
 2/29/1996                 13,351            15,612          12,196
 3/29/1996                 13,436            15,764          12,111
 4/30/1996                 13,522            16,005          12,043
 5/31/1996                 13,769            16,399          12,019
 6/28/1996                 13,934            16,464          12,180
 7/31/1996                 13,455            15,741          12,213
 8/30/1996                 13,615            16,067          12,193
 9/30/1996                 14,276            16,964          12,405
10/31/1996                 14,788            17,437          12,680
11/29/1996                 15,734            18,745          12,897
12/31/1996                 15,510            18,374          12,777
 1/31/1997                 16,348            19,531          12,816
 2/28/1997                 16,312            19,678          12,848
 3/31/1997                 15,761            18,873          12,706
 4/30/1997                 16,432            20,007          12,896
 5/30/1997                 17,162            21,208          13,018
 6/30/1997                 17,722            22,158          13,173
 7/31/1997                 18,851            23,922          13,528
 8/29/1997                 18,323            22,582          13,412
 9/30/1997                 18,949            23,810          13,610
10/31/1997                 18,826            23,022          13,808
11/28/1997                 19,047            24,079          13,871
12/31/1997                 19,300            24,488          14,011
 1/30/1998                 19,190            24,765          14,191
 2/27/1998                 20,001            26,546          14,180
 3/31/1998                 20,646            27,907          14,229
 4/30/1998                 20,825            28,201          14,303
 5/29/1998                 20,715            27,707          14,439
 6/30/1998                 21,084            28,835          14,561
 7/31/1998                 20,833            28,520          14,592
 8/31/1998                 18,949            24,405          14,830
 9/30/1998                 19,842            25,991          15,177
10/30/1998                 20,972            28,094          15,097
11/30/1998                 21,852            29,796          15,182
12/31/1998                 23,046            31,531          15,228
 1/29/1999                 23,608            32,849          15,337
 2/26/1999                 22,843            31,827          15,069
 3/31/1999                 23,374            33,100          15,153
 4/30/1999                 23,623            34,381          15,201
 5/31/1999                 23,342            33,570          15,067
 6/30/1999                 23,972            35,433          15,019
 7/31/1999                 23,680            34,327          14,956
 8/31/1999                 23,745            34,156          14,948
 9/30/1999                 23,729            33,218          15,121
10/31/1999                 24,200            35,320          15,177
11/30/1999                 24,671            36,038          15,176
12/31/1999                 26,039            38,159          15,103
 1/31/2000                 26,074            36,242          15,054
 2/29/2000                 27,978            35,556          15,236
 3/31/2000                 27,749            39,034          15,436
 4/30/2000                 26,867            37,860          15,392
 5/31/2000                 25,862            37,083          15,385
 6/30/2000                 27,238            37,997          15,705
 7/31/2000                 27,146            37,403          15,848
 8/31/2000                 28,312            39,727          16,077
 9/30/2000                 27,609            37,629          16,178
10/31/2000                 26,998            37,471          16,285
11/30/2000                 25,722            34,518          16,552
12/31/2000                 26,300            34,688          16,859
 1/31/2001                 26,765            35,919          17,134
 2/28/2001                 24,459            32,647          17,284
 3/31/2001                 23,144            30,580          17,370
 4/30/2001                 24,742            32,956          17,298
 5/31/2001                 24,863            33,177          17,403
 6/30/2001                 24,349            32,371          17,468
 7/31/2001                 24,218            32,054          17,859
 8/31/2001                 22,955            30,047          18,064
 9/30/2001                 21,496            27,623          18,274
10/31/2001                 21,866            28,150          18,656
11/30/2001                 23,282            30,309          18,399
12/31/2001                 23,609            30,576          18,282
 1/31/2002                 23,325            30,130          18,430
 2/28/2002                 22,955            29,549          18,609
 3/31/2002                 23,652            30,660          18,299
 4/30/2002                 22,389            28,802          18,654
 5/31/2002                 22,236            28,589          18,813
 6/30/2002                 20,865            26,553          18,975
 7/31/2002                 19,157            24,483          19,204
 8/31/2002                 19,446            24,644          19,529
 9/30/2002                 17,273            21,966          19,845
10/31/2002                 18,803            23,899          19,754
11/30/2002                 19,911            25,306          19,749
12/31/2002                 18,736            23,819          20,157
 1/31/2003                 18,248            23,195          20,174
 2/28/2003                 17,960            22,847          20,453
 3/31/2003                 18,137            23,069          20,438
 4/30/2003                 19,623            24,969          20,607
 5/31/2003                 20,621            26,285          20,991
 6/30/2003                 20,892            26,620          20,990
 7/31/2003                 21,253            27,089          20,285
 8/31/2003                 21,659            27,618          20,419
 9/30/2003                 21,613            27,324          20,960
10/31/2003                 22,820            28,870          20,764
11/30/2003                 23,025            29,124          20,814
12/31/2003                 24,208            30,652          21,026

To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of each The Guardian Asset Allocation Fund, the S&P 500 Index and the Lehman Aggregate Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. Each Index begins at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.
Performance for Class B, Class C and Class K shares, which were first offered on May 1, 1996, August 7, 2000, and May 15, 2001, respectively, will vary due to differences in sales load and other expenses charged to each share class.

         Portfolio Composition by Asset Class as of December 31, 2003

                                                      [CHART]


                                                        Cash
                  0.59%
                                                        Common Stocks
                 99.41%


                 Average Annual Returns/1/ for Periods Ended December 31, 2003

                                      Inception
                                        Date    1 Year 3 Years 5 Years 10 Years Since Inception
-----------------------------------------------------------------------------------------------
Class A Shares (without sales charge)  2/16/93  27.87% -3.06%   0.78%   8.38%        8.81%
-----------------------------------------------------------------------------------------------
Class A Shares (with sales charge)     2/16/93  22.12% -4.54%  -0.14%   7.88%        8.35%
-----------------------------------------------------------------------------------------------
Class B Shares (without sales charge)   5/1/96  26.65% -3.91%  -0.06%      --        6.63%
-----------------------------------------------------------------------------------------------
Class B Shares (with sales charge)      5/1/96  23.65% -4.55%  -0.26%      --        6.63%
-----------------------------------------------------------------------------------------------
Class C Shares (without sales charge)   8/7/00  26.39% -4.31%      --      --       -5.02%
-----------------------------------------------------------------------------------------------
Class C shares (with sales charge)      8/7/00  25.39% -4.31%      --      --       -5.02%
-----------------------------------------------------------------------------------------------
Class K Shares (without sales charge)  5/15/01  27.20%     --      --      --       -2.57%
-----------------------------------------------------------------------------------------------
Class K Shares (with sales charge)     5/15/01  26.20%     --      --      --       -2.57%

/1/Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian S&P 500 Index Fund

[PHOTO]

Jonathan C. Jankus, C.F.A.
Jonathan C. Jankus, C.F.A.
Portfolio Manager

Objective:Seeks to track the investment performance of the Standard & Poor's
          500 Composite Stock Price Index ("the S&P 500 Index")

Portfolio:Common stocks of companies included in the S&P 500 Index, which emphasizes securities issued by large U.S. companies

Inception:August 7, 2000

Net Assets at December 31, 2003:  $157,686,909

Q:  How did the Fund perform this year?

A: For the year ending December 31, 2003, the Fund's return was 27.78%./1/ The Fund's objective is to match the returns of the S&P 500 Index,/2 /a theoretical portfolio of 500 blue-chip stocks, which returned 28.68% over the same period. The portfolio index is theoretical in the sense that it is computed as though it was purchased and subsequently rebalanced without any trading costs or Fund expenses. For the period starting at the Fund's inception on August 7, 2000 and ending December 31, 2003, the Fund's annualized return was -6.97% compared to a total annualized return of -6.63% for the S&P 500 Index.

Q:  What factors affected Fund performance?

A: Stock market returns were positive for the first year since 1999. Indeed, the market's returns for 2000, 2001 and 2002 were so poor that the cumulative return including dividends on the S&P 500 has actually been negative for the five-year period ending December 31, 2003. In addition to a weak economy, the market had to deal with shocking levels of corporate malfeasance, the continuing threat of terrorist attacks and a Mid-East war.

  The stock market rebound has been a product of the turnaround in the economy in general and corporate profits in particular. In spite of this strength, interest rates and bond yields remained low.

Q:  What are your expectations for the coming year?

A: We will continue to manage the portfolio so as to be substantially invested in stocks, attempt to match the S&P 500 Index and keep trading costs to a minimum. If history is any indication, this has proven to be a difficult strategy to surpass. Of course, past performance is no indication of future performance.

--------------------------------------------------------------------------------

"We will continue to manage the portfolio so as to be substantially invested in stocks, attempt to match the S&P 500 Index and keep trading costs to a minimum. If history is any indication, this has proven to be a difficult strategy to surpass."

--------------------------------------------------------------------------------

  Most signs indicate continuing economic growth that will hopefully continue to feed a rebound in corporate profits. A risk on the horizon is the extent to which interest rates will rise in the near term, especially given such exogenous factors as a weak dollar and expensive oil. Politically, especially during an election year, fiscal or monetary tightening seem unlikely at least until employment statistics begin to share the apparent strength of the overall economy.

--------------------------------------------------------------------------------
/1/ Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.
/2/ "S&P," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian S&P 500 Index Fund



                  Growth of a Hypothetical $10,000 Investment


                                    [CHART]

               The Guardian     The Guardian     The Guardian
                  S&P 500          S&P 500          S&P 500
                Index Fund       Index Fund       Index Fund
                 (Class A)        (Class B)        (Class C)     S&P 500 Index
              --------------   --------------   --------------   -------------
8/7/2000          $10,000          $10,000          $10,000         $10,000
Aug 31, 2000        9,797           10,247           10,247          10,270
Sep 30, 2000        9,297            9,723            9,723           9,728
Oct 31, 2000        9,268            9,684            9,684           9,687
Nov 30, 2000        8,551            8,923            8,923           8,923
Dec 31, 2000        8,590            8,947            8,947           8,967
Jan 31, 2001        8,884            9,254            9,254           9,285
Feb 28, 2001        8,079            8,413            8,413           8,440
Mar 31, 2001        7,568            7,879            7,879           7,905
Apr 30, 2001        8,145            8,472            8,472           8,520
May 31, 2001        8,202            8,522            8,522           8,577
Jun 30, 2001        7,995            8,304            8,304           8,368
Jul 31, 2001        7,919            8,215            8,215           8,286
Aug 31, 2001        7,426            7,701            7,701           7,767
Sep 30, 2001        6,827            7,079            7,079           7,140
Oct 31, 2001        6,951            7,197            7,197           7,277
Nov 30, 2001        7,473            7,741            7,741           7,835
Dec 31, 2001        7,538            7,795            7,796           7,904
Jan 31, 2002        7,424            7,676            7,677           7,788
Feb 28, 2002        7,280            7,518            7,519           7,638
Mar 31, 2002        7,548            7,795            7,796           7,926
Apr 30, 2002        7,090            7,320            7,311           7,445
May 31, 2002        7,032            7,251            7,252           7,390
Jun 30, 2002        6,534            6,731            6,731           6,864
Jul 31, 2002        6,026            6,206            6,207           6,329
Aug 31, 2002        6,065            6,246            6,236           6,370
Sep 30, 2002        5,394            5,553            5,553           5,678
Oct 31, 2002        5,873            6,038            6,038           6,178
Nov 30, 2002        6,208            6,385            6,385           6,541
Dec 31, 2002        5,853            5,985            5,986           6,157
Jan 31, 2003        5,689            5,826            5,817           5,996
Feb 28, 2003        5,601            5,727            5,728           5,906
Mar 31, 2003        5,660            5,777            5,778           5,963
Apr 30, 2003        6,115            6,243            6,256           6,455
May 31, 2003        6,435            6,571            6,575           6,795
Jun 30, 2003        6,515            6,644            6,648           6,880
Jul 31, 2003        6,632            6,753            6,757           7,002
Aug 31, 2003        6,749            6,872            6,887           7,138
Sep 30, 2003        6,680            6,872            6,877           7,062
Oct 31, 2003        7,050            7,171            7,176           7,462
Nov 30, 2003        7,109            7,231            7,236           7,528
Dec 31, 2003        7,480            7,381            7,531           7,923


To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in Class A, Class B and Class C shares of The Guardian S&P 500 Index Fund and the S&P 500 Index Fund. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. For Class B shares, the contingent deferred sales charge of 2% was imposed at the end of the period. The S&P 500 Index, Class B and Class C shares begin at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.
Performance for Class K shares, which were first offered on May 15, 2001, will vary due to differences in sales load and other expenses charged to such share class.


  Sector Weightings for The Guardian
       S&P 500 Index Fund as of      Sector Weightings of the S&P 500 Index as
          December 31, 2003                    of December 31, 2003


                        [CHART]                       [CHART]

            Financials                                Financials
                              20.63%                                    20.66%
            Information Technology                    Information Technology
                              17.69%                                    17.71%
            Health Care                               Health Care
                              13.30%                                    13.32%
            Consumer Discretionary                    Consumer Discretionary
                              11.25%                                    11.30%
            Consumer Staples                          Consumer Staples
                              11.00%                                    10.99%
            Industrials                               Industrials
                              10.80%                                    10.90%
            Energy                                    Energy
                               5.78%                                     5.80%
                   Telecommunication                         Telecommunication
                Services       3.41%                       Services      3.45%
            Materials                                 Materials
                               3.03%                                     3.04%
            Utilities                                 Utilities
                               2.84%                                     2.84%
            Cash
                               0.27%


        Average Annual Returns/1/ for Periods Ended December 31, 2003

                                      Inception
                                        Date    1 Year 3 Years Since Inception
------------------------------------------------------------------------------
Class A Shares (without sales charge)   8/7/00  27.78% -4.51%      -6.97%
------------------------------------------------------------------------------
Class A Shares (with sales charge)      8/7/00  22.03% -5.96%      -8.22%
------------------------------------------------------------------------------
Class B Shares (without sales charge)   8/7/00  26.94% -5.30%      -7.77%
------------------------------------------------------------------------------
Class B Shares (with sales charge)      8/7/00  23.94% -5.94%      -8.32%
------------------------------------------------------------------------------
Class C Shares (without sales charge)   8/7/00  26.77% -5.34%      -7.80%
------------------------------------------------------------------------------
Class C shares (with sales charge)      8/7/00  25.77% -5.34%      -7.80%
------------------------------------------------------------------------------
Class K Shares (without sales charge)  5/15/01  27.31%     --      -4.76%
------------------------------------------------------------------------------
Class K Shares (with sales charge)     5/15/01  26.31%     --      -4.76%

/1/Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Baillie Gifford International Fund

[PHOTO]

Menzies
R. Robin Menzies
Portfolio Manager


Objective:Long-term growth of capital

Portfolio:At least 80% in a diversified portfolio of common stocks and convertible securities of companies domiciled outside the United States

Inception:February 16, 1993

Net Assets at December 31, 2003:  $51,186,313

Q:  How did the Fund perform?

A: During 2003, the world's markets began to recover from the declines that began in 2000. The Fund returned 28.57%/1 /during 2003, compared to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index,/2/ which rose 32.5% during the same period. As was the case in 2002, international returns benefited from the weakness of the dollar relative to the world's other major currencies. This was particularly evident in Continental Europe; the local currency return of the MSCI Europe ex-UK Growth Index/3/ was 16.2%, compared with a dollar-denominated return of 37.8%. Of the countries in the EAFE Growth Index, Germany performed best, rising by over 68%. Finland did least well, returning 11.5%.

Q:  What factors affected the Fund's performance?

A: Although it achieved a strong positive return, the Fund underperformed the MSCI EAFE Growth Index. The main investment management reason for this was our choice of stocks in Continental Europe and in Japan. While we believe that the Fund's holdings in these regions are good quality companies that will grow their earnings faster than their peers over the longer term, the markets often neglected such stocks, preferring lower quality companies in many cases. On the positive side, the Fund benefited from its allocation to emerging markets: its investments in this area rose by 52% during the year. We have favored oil and gas companies in the emerging markets over their counterparts in the developed world; this is reflected also in the strong stock selection achieved in the energy industry. The Fund's relative performance was also helped by stock selection in the telecommunication services, and food, beverages, and tobacco industries, and by having no exposure to the utilities industry.

Q:  What is your outlook for the future?

A: The task of an outlook is to try to estimate what will come next. The most convincing answer to that question in economic terms seems to be "more of the same." Productivity growth is high, and there is plenty of spare capacity in most areas (with commodities being the most obvious exception). The speed and vigor of the American recovery has thus far worked wonders for corporate profits in the U.S., and there is evidence of the long-awaited recovery in capital expenditure, which we believe should build up in 2004. For much of the world, we believe, the most important issue is what the dollar does next. On balance, in our view the dollar is likely to remain fairly weak, and this will be a painful experience for manufacturers in the euro and yen areas.

--------------------------------------------------------------------------------

". . . the Fund benefited from its allocation to emerging markets: its investments in this area rose by 52% during the year."

--------------------------------------------------------------------------------

We expect that the pressure on Europe and Japan to stimulate demand at home will become irresistible. The United Kingdom has managed to steer a remarkably stable middle course, but stability may become an unfashionable virtue if current conditions persist. The emerging markets, which, in general, have depreciated with the dollar, find themselves in a happier position. They are more competitive compared to their old rivals in Europe and Japan, and their main customers (America and other emerging markets, especially China) are booming. Stock markets in general do not look particularly cheap to us at the moment, but the rate of profit increases in some may make such statements outdated fairly quickly. With the significant caveat that the dollar does not fall too sharply, we believe the background to equity investment looks quite good.

--------------------------------------------------------------------------------
/1/ Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. A redemption fee of 2% applies to redemptions of shares purchased after August 22, 2003 and held for less than 60 days. This fee does not apply to omnibus accounts. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than data quoted.
/2/ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index is an unmanaged index that is generally considered to be representative of international growth stock market activity. The MSCI EAFE Growth Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, these return figures for the index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the fund.
/3/ The MSCI Europe ex-UK Growth Index is generally considered to be representative of the European growth stock market excluding the United
Kingdom. The returns for these indexes do not reflect the fees and expenses that have been deducted from the Fund. Likewise, these return figures for the index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Baillie Gifford International Fund

Growth of a Hypothetical $10,000 Investment

                                    [CHART]


                  Guardian Baillie Gifford
                     International Fund          MSCI EAFE
                        (Class A)               Growth Index
                  ------------------------      ------------
02/16/1993               $10,000                 $10,000
28-Feb-93                  9,670                  10,274
31-Mar-93                  9,837                  11,005
30-Apr-93                 10,358                  11,897
31-May-93                 10,609                  12,249
30-Jun-93                 10,395                  12,140
30-Jul-93                 10,674                  12,497
31-Aug-93                 11,371                  13,138
30-Sep-93                 11,409                  12,819
29-Oct-93                 11,901                  13,226
30-Nov-93                 11,343                  11,931
31-Dec-93                 12,360                  12,637
31-Jan-94                 12,866                  13,589
28-Feb-94                 12,651                  13,489
31-Mar-94                 12,248                  12,827
29-Apr-94                 12,604                  13,359
31-May-94                 12,501                  13,206
30-Jun-94                 12,388                  13,333
29-Jul-94                 12,736                  13,452
31-Aug-94                 13,064                  13,760
30-Sep-94                 12,557                  13,303
31-Oct-94                 12,942                  13,678
30-Nov-94                 12,304                  13,066
30-Dec-94                 12,292                  13,237
31-Jan-95                 11,574                  12,731
28-Feb-95                 11,593                  12,729
31-Mar-95                 12,027                  13,533
28-Apr-95                 12,339                  14,135
31-May-95                 12,368                  13,975
30-Jun-95                 12,368                  13,688
31-Jul-95                 13,047                  14,564
31-Aug-95                 12,933                  13,954
29-Sep-95                 13,162                  14,276
31-Oct-95                 12,952                  13,893
30-Nov-95                 13,142                  14,278
29-Dec-95                 13,661                  14,779
31-Jan-96                 13,873                  14,791
29-Feb-96                 13,993                  14,845
29-Mar-96                 14,446                  15,204
30-Apr-96                 14,879                  15,575
31-May-96                 14,759                  15,253
28-Jun-96                 14,940                  15,309
31-Jul-96                 14,457                  14,817
30-Aug-96                 14,658                  14,834
30-Sep-96                 15,020                  15,243
31-Oct-96                 14,809                  15,120
29-Nov-96                 15,554                  15,606
31-Dec-96                 15,619                  15,326
31-Jan-97                 15,270                  14,690
28-Feb-97                 15,445                  14,920
31-Mar-97                 15,609                  15,011
30-Apr-97                 15,855                  15,164
30-May-97                 16,892                  16,058
30-Jun-97                 17,768                  16,995
31-Jul-97                 18,724                  17,404
29-Aug-97                 17,325                  16,065
30-Sep-97                 18,631                  17,130
31-Oct-97                 17,140                  15,511
28-Nov-97                 17,048                  15,481
31-Dec-97                 17,348                  15,683
30-Jan-98                 17,758                  16,394
27-Feb-98                 19,021                  17,485
31-Mar-98                 19,981                  17,725
30-Apr-98                 20,358                  17,905
29-May-98                 20,488                  17,783
30-Jun-98                 20,607                  18,031
31-Jul-98                 21,077                  18,116
31-Aug-98                 18,246                  16,173
30-Sep-98                 17,568                  15,721
30-Oct-98                 18,771                  17,319
30-Nov-98                 19,645                  18,160
31-Dec-98                 20,750                  19,206
29-Jan-99                 20,648                  19,309
26-Feb-99                 20,231                  18,685
31-Mar-99                 20,580                  18,941
30-Apr-99                 21,257                  19,138
31-May-99                 20,287                  18,310
30-Jun-99                 21,412                  19,022
31-Jul-99                 22,060                  19,391
31-Aug-99                 22,549                  19,503
30-Sep-99                 22,481                  19,816
31-Oct-99                 23,560                  20,880
30-Nov-99                 25,572                  22,413
31-Dec-99                 28,471                  24,911
31-Jan-00                 26,667                  23,513
29-Feb-00                 28,703                  24,819
31-Mar-00                 28,459                  25,288
30-Apr-00                 26,485                  23,620
31-May-00                 25,107                  22,159
30-Jun-00                 25,705                  22,953
31-Jul-00                 24,720                  21,518
31-Aug-00                 24,990                  21,749
30-Sep-00                 23,530                  20,312
31-Oct-00                 22,548                  19,375
30-Nov-00                 21,210                  18,484
31-Dec-00                 21,691                  18,834
31-Jan-01                 21,524                  18,781
28-Feb-01                 19,747                  16,876
31-Mar-01                 18,501                  15,716
30-Apr-01                 20,020                  16,801
31-May-01                 19,382                  16,131
30-Jun-01                 18,790                  15,351
31-Jul-01                 18,106                  14,979
31-Aug-01                 17,590                  14,297
30-Sep-01                 15,934                  12,947
31-Oct-01                 16,283                  13,462
30-Nov-01                 16,557                  14,155
31-Dec-01                 16,845                  14,237
31-Jan-02                 15,888                  13,470
28-Feb-02                 15,934                  13,652
31-Mar-02                 16,769                  14,178
30-Apr-02                 16,769                  14,260
31-May-02                 16,875                  14,302
30-Jun-02                 16,237                  13,936
31-Jul-02                 14,536                  12,451
31-Aug-02                 14,338                  12,357
30-Sep-02                 12,940                  11,284
31-Oct-02                 13,395                  11,923
30-Nov-02                 13,866                  12,275
31-Dec-02                 13,516                  11,993
31-Jan-03                 13,000                  11,400
28-Feb-03                 12,802                  11,155
31-Mar-03                 12,635                  11,046
30-Apr-03                 13,820                  12,015
31-May-03                 14,564                  12,647
30-Jun-03                 14,626                  12,871
31-Jul-03                 14,702                  13,042
31-Aug-03                 14,824                  13,281
30-Sep-03                 15,265                  13,733
31-Oct-03                 16,106                  14,524
30-Nov-03                 16,442                  14,866
31-Dec-03                 17,498                  15,889


To give you a comparison, the chart at left shows the performance of a hypothetical $10,000 investment made in Class A shares of The Guardian Baillie Gifford International Fund and the MSCI EAFE Growth Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. The Index begins at $10,000. The Fund's performance was previously compared to the MSCI EAFE Index. This index was replaced by the MSCI EAFE Growth Index, which is more comparable to the Fund's investments. Total returns for the MSCI EAFE Index for the 1-, 5- and 10-year periods ended December 31, 2003 were 39.17%, 0.26% and 4.78%, respectively. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Performance for Class B, Class C and Class K shares, which were first offered on May 1, 1996, August 7, 2000 and May 15, 2001, respectively, will vary due to differences in sales load and other expenses charged to each share class.

    Portfolio Composition by Geographical Location as of December 31, 2003

                                    [CHART]

                     Emerging Markets               4.6%
                     Japan                         22.6%
                     Cash                           0.9%
                     Continental Europe            40.6%
                     Asia Pacific                   6.6%
                     UK                            24.7%


              Average Annual Returns/1/ for Periods Ended December 31, 2003

                                      Inception                                   Since
                                        Date    1 Year 3 Years 5 Years 10 Years Inception
-----------------------------------------------------------------------------------------
Class A Shares (without sales charge)  2/16/93  28.57% -7.12%  -3.48%   3.47%      5.66%
-----------------------------------------------------------------------------------------
Class A Shares (with sales charge)     2/16/93  22.78% -8.53%  -4.36%   2.99%      5.21%
-----------------------------------------------------------------------------------------
Class B Shares (without sales charge)   5/1/96  27.13% -8.27%  -4.54%      --      0.90%
-----------------------------------------------------------------------------------------
Class B Shares (with sales charge)      5/1/96  24.13% -8.89%  -4.73%      --      0.90%
-----------------------------------------------------------------------------------------
Class C Shares (without sales charge)   8/7/00  27.06% -8.24%      --      --    -10.65%
-----------------------------------------------------------------------------------------
Class C shares (with sales charge)      8/7/00  26.06% -8.24%      --      --    -10.65%
-----------------------------------------------------------------------------------------
Class K Shares (without sales charge)  5/15/01  28.31%     --      --      --     -5.22%
-----------------------------------------------------------------------------------------
Class K Shares (with sales charge)     5/15/01  27.31%     --      --      --     -5.22%

/1/Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Baillie Gifford Emerging Markets Fund

[PHOTO]

Edward H. Hocknell
Edward H. Hocknell
Portfolio Manager


Objective:Long-term capital appreciation

Portfolio:At least 80% in a portfolio of common stocks and convertible securities issued by companies in emerging markets

Inception:May 1, 1997
Net Assets at December 31, 2003:  $74,292,852

Q:  How did the Fund perform?

A: The Fund returned 53.53%/1/ in 2003, compared to a 56.28% return for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index/2/ during the same period. For the third consecutive year, returns from emerging markets have significantly exceeded those from their developed peers. As in 2002, the fourth quarter ended the year on a positive note: the MSCI EMF Index closed up 17.8%. However, regional, and particularly country, returns were characteristically volatile. Monetary easing continues to be the impetus behind the Brazilian market, and the Yukos debacle weighed heavily on the Russian market. Of the major countries, Taiwan was the most disappointing, barely in positive ground.

Q:  What factors affected the Fund's performance?

A: Despite an underweight position in India, good stock selection meant that this market was a main positive contributor to performance. The Indian market performed strongly during the year, up over 78% and the Fund's holdings, especially in materials and banks, have outperformed. The Chinese and Russian markets also performed well, and an overweight in these countries, combined with good stock selection, helped the Fund's performance. High commodity prices ensured that materials stocks largely performed well, whether in aluminum, oil, nickel, gold or steel. South African holdings failed to benefit from these prices as much as elsewhere due to the strong rand, the main factor which led to South Africa underperforming as a whole. In terms of industries, the stocks in the materials and capital goods industries were the key contributors to performance, and given the improved global growth outlook and demand from China in particular, we see the pricing outlook for companies in these industries remaining strong.

Q:  What is your outlook for the future?

A: We maintain a favorable view of emerging markets as we enter 2004. However, after three years of good relative (to its developed peers) performance, it is difficult to envisage another year of significantly higher returns. The developed economies are beginning to show tangible signs of recovery, and the interest rate cycle is set to reverse in an upward direction. That said, we remain enthusiastic on a stock-by-stock basis, and we do not think that attractive growth prospects throughout the regions are fully reflected in current share prices. We continue to believe that we can find "emerging" companies that are striving to match their developed peers, in terms of both business acumen and shareholder awareness. Typically, the medium term rewards will not come without some setbacks along the way.

--------------------------------------------------------------------------------

"High commodity prices ensured that materials stocks largely performed well, whether in aluminum, oil, nickel, gold or steel . . . stocks in the materials and capital goods industries were the key contributors to performance, and given the improved global growth outlook and demand from China in particular, we see the pricing outlook for companies in these industries remaining strong."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. A redemption fee of 2% applies to redemptions of shares purchased after August 22, 2003 and held for less than 60 days. This fee does not apply to omnibus accounts. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than data quoted.
/2/ The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, total return figures for the Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Baillie Gifford Emerging Markets Fund

Growth of a Hypothetical $10,000 Investment

                                    [CHART]

              Guardian Baillie Gifford                Guardian Baillie Gifford
                   Emerging Markets           MSCI         Emerging Markets
                     Fund(Class A)         EMF Index         Fund(Class B)
              ------------------------    ----------- ------------------------
5/1/97                $10,000               $10,000           $10,000.00
May-97                  9,980                10,286           $10,349.51
June-97                10,419                10,837           $10,796.12
July-97                10,915                10,998           $11,291.26
August-97              10,129                 9,599           $10,466.02
September-97           10,428                 9,865           $10,776.70
October-97              8,670                 8,246            $8,941.75
November-97             8,418                 7,945            $8,679.61
December-97             8,805                 8,137            $9,029.13
January-98              7,885                 7,499            $8,077.67
February-98             8,635                 8,281            $8,834.95
March-98                8,832                 8,641            $9,000.00
April-98                8,794                 8,547            $8,941.75
May-98                  7,527                 7,375            $7,650.49
June-98                 6,995                 6,602            $7,097.38
July-98                 7,286                 6,811            $7,378.95
August-98               5,408                 4,842            $5,475.96
September-98            5,446                 5,149            $5,485.66
October-98              5,821                 5,691            $6,009.96
November-98             6,272                 6,164            $6,291.52
December-98             6,253                 6,075            $6,252.69
January-99              5,944                 5,977            $5,932.28
February-99             5,840                 6,035            $5,815.77
March-99                6,572                 6,830            $6,524.54
April-99                7,126                 7,675            $7,058.54
May-99                  6,985                 7,631            $6,912.91
June-99                 7,812                 8,497            $7,699.35
July-99                 7,671                 8,266            $7,544.00
August-99               7,775                 8,341            $7,631.38
September-99            7,455                 8,059            $7,301.27
October-99              7,812                 8,231            $7,631.38
November-99             9,080                 8,969            $8,854.74
December-99            10,626                10,109           $10,340.23
January-00             10,845                10,169           $10,534.42
February-00            12,058                10,304           $11,699.51
March-00               11,972                10,354           $11,592.71
April-00               10,683                 9,373           $10,330.53
May-00                 10,015                 8,985            $9,660.59
June-00                10,597                 9,302           $10,214.02
July-00                10,025                 8,823            $9,641.18
August-00              10,326                 8,867            $9,922.74
September-00            9,382                 8,092            $9,010.08
October-00              8,652                 7,506            $8,301.31
November-00             7,951                 6,849            $7,621.68
December-00             8,088                 7,015            $7,738.18
January-01              9,032                 7,981            $8,641.13
February-01             8,438                 7,356            $8,068.30
March-01                7,650                 6,633            $7,272.15
April-01                8,146                 6,961            $7,738.18
May-01                  8,555                 7,044            $8,126.55
June-01                 8,448                 6,900            $8,010.04
July-01                 7,728                 6,464            $7,320.69
August-01               7,475                 6,400            $7,077.96
September-01            6,433                 5,409            $6,087.63
October-01              6,784                 5,745            $6,417.74
November-01             7,455                 6,345            $7,039.13
December-01             8,224                 6,848            $7,747.89
January-02              8,662                 7,080            $8,165.39
February-02             9,110                 7,197            $8,573.17
March-02                9,713                 7,630            $9,136.30
April-02                9,567                 7,679            $8,990.66
May-02                  9,441                 7,557            $8,864.44
June-02                 8,789                 6,991            $8,243.06
July-02                 8,234                 6,459            $7,718.77
August-02               8,263                 6,558            $7,738.18
September-02            7,377                 5,850            $6,903.20
October-02              7,738                 6,230            $7,223.60
November-02             8,186                 6,659            $7,641.09
December-02             7,855                 6,437            $7,330.40
January-03              7,845                 6,409            $7,301.27
February-03             7,621                 6,236            $7,097.38
March-03                7,319                 6,060            $6,806.11
April-03                7,566                 6,599            $7,310.98
May-03                  8,682                 7,073            $8,058.59
June-03                 8,964                 7,476            $8,311.02
July-03                 9,393                 7,944            $8,699.39
August-03               9,977                 8,478            $9,233.39
September-03           10,016                 8,540            $9,252.81
October-03             10,927                 9,266           $10,126.63
November-03            11,102                 9,380           $10,272.27
31-Dec-03              12,013                10,060           $10,799.09


To give you a comparison, the chart at left shows the performance of a hypothetical $10,000 investment made in Class A and Class B shares of The Guardian Baillie Gifford Emerging Markets Fund and the MSCI EMF Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. For Class B shares the contingent deferred sales charge of 1% was imposed at the end of the period. The Index and Class B shares begin at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.
Performance for Class C and Class K shares, which were first offered on August 7, 2000 and May 15, 2001, respectively, will vary due to differences in sales load and other expenses charged to each share class.

    Portfolio Composition by Geographical Location as of December 31, 2003

                                    [CHART]

Asia                    56.08%
Europe/Middle East      19.78%
Latin America           20.34%
Cash                     3.80%


            Average Annual Returns/1/ for Periods Ended December 31, 2003

                                      Inception
                                        Date    1 Year 3 Years 5 Years Since Inception
--------------------------------------------------------------------------------------
Class A Shares (without sales charge)   5/1/97  53.53% 14.24%  14.03%       3.53%
--------------------------------------------------------------------------------------
Class A Shares (with sales charge)      5/1/97  46.62% 12.50%  12.98%       2.82%
--------------------------------------------------------------------------------------
Class B Shares (without sales charge)   5/6/97  51.52% 12.80%  12.18%       1.59%
--------------------------------------------------------------------------------------
Class B Shares (with sales charge)      5/6/97  48.52% 12.27%  12.05%       1.59%
--------------------------------------------------------------------------------------
Class C Shares (without sales charge)   8/7/00  51.72% 12.85%      --       4.37%
--------------------------------------------------------------------------------------
Class C shares (with sales charge)      8/7/00  50.72% 12.85%      --       4.37%
--------------------------------------------------------------------------------------
Class K Shares (without sales charge)  5/15/01  52.95%                     15.23%
--------------------------------------------------------------------------------------
Class K Shares (with sales charge)     5/15/01  51.95%                     15.23%

/1/Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Investment Quality Bond Fund

[PHOTO]

Howard Chin
Howard W. Chin
Portfolio Manager

                 Net Assets at December 31, 2003:  $182,935,542

                 Q:  How did the Fund perform in 2003?

                 A: The Fund had a total return of 4.53%/1/ for the year ended December 31, 2003, outperforming its benchmark, the Lehman Aggregate Bond Index,/2/ which measures the taxable fixed income market and returned 4.10% in 2003. Additionally, the average fund in the Lipper Intermediate Investment Grade/3/ peer group returned 4.55% for the same period (the peer group consists of 426 other mutual funds that invest in primarily investment grade debt with average maturities of 5-10 years).

Q:  What factors affected the Fund's performance?

A: After a disappointing 2002, and an anemic start in 2003, the long-awaited economic recovery finally gained some substantial ground in the second half of 2003, although not without some fits and starts along the way. Despite very low interest rates, the economy grew at only a 2.5% rate during the first half of 2003, but much of that was attributed to geopolitical concerns and the uncertainty surrounding the war in Iraq. With the war's successful conclusion, signs of a stronger economy unfolded as the year went on. Fueled by a very accommodative monetary policy and stimulative tax and fiscal policies, economic growth surged in the third quarter to 8.2%. Blue Chip Consensus/4/ expectations are for a more moderate 4.3% growth rate in the fourth quarter, and 4.6% for 2004.

 The Federal Reserve Board (Fed) remained an integral factor in the fixed income markets in 2003 as it cut the Fed Funds rate by another 0.25% in June to reach 1.0%, the lowest rate in over forty years. And after observing a sustained period of low inflation, the Fed also raised the possibility of unwelcome deflation and put the market on notice that they would take steps to prevent it, leading to a rally that resulted in the lowest interest rates in over forty years with the 10-year Treasury bottoming out at a 3.11% yield in June. Since then, however, the Fed has stated that the risk of deflation has subsided and is now roughly equal to that of inflation. On the other hand, the Fed reiterated its expectation of maintaining an accommodative stance on monetary policy for a considerable period. The 2- and 10-year Treasuries finished the year at 1.84% and 4.26% respectively, 0.25% and 0.44% higher than when the year started.

 Even though yields were higher for the year, the Treasury sector as measured by the Lehman Treasury Index/2/ posted a positive return of 2.24% in 2003 as coupon income more than offset the price declines. Furthermore, most portions of the fixed income market performed even better. The star performer within the Lehman Aggregate Bond Index was the investment grade corporate bond sector, which returned 7.70% in 2003 and, more impressively, outperformed comparable Treasuries by 5.27%, eclipsing the previous record by 2.50%. This spectacular performance was based on sharply better underlying fundamentals, where all the stars were aligned in the same positive direction. Most notably, we saw a much better economy and greater profitability among American businesses resulting from their earlier cost-cutting efforts. Accordingly, investors were much more comfortable taking on credit risk and increased their demand for corporate bonds just as the net supply for 2003 was shrinking compared to year-earlier levels. Lower-rated investment grade corporates fared the best in this environment, and led the recovery among corporates as the poorest performing sectors in 2002 recovered the most in 2003.

 In contrast, mortgage-backed securities (MBS) fared less well in 2003. Although the sector posted a positive return of 3.07%, it outperformed comparable Treasuries by only 0.11%, the weakest showing among the structured product sectors of the Lehman Aggregate Index. MBS underperformed by 1.53% in July - the poorest one-month showing in the history of the Lehman MBS index - when Treasury yields increased sharply. The other portions of the structured products market did much better. Asset- backed securities (ABS) returned 4.01% on a nominal basis and bested Treasuries by 1.81%. Commercial mortgage-backed securities (CMBS), benefiting from many of the same positive fundamentals as corporate bonds, performed even better, returning 4.66% and 2.01% respectively./5/

--------------------------------------------------------------------------------

". . . corporates were far and away the best performing asset class in 2003, and our overweights served the Fund very well."

--------------------------------------------------------------------------------

Q:  What was your investment strategy during the period?

A: Coming into 2003, we believed spread assets were very attractive and well positioned to take advantage of the expected economic recovery. Corporate bonds were especially attractive as the previous year's underperformance left them fundamentally undervalued. As a result, we adopted overweighted exposures in both corporate bonds and structured products (MBS, ABS and CMBS). Although the economic recovery was initially less robust and took longer to fully emerge than originally expected, corporates, ABS and CMBS still performed very well.

 As discussed above, corporates were far and away the best performing asset class in 2003, and our overweights served the Fund very well. Furthermore, many of the specific subsectors in which we chose to strongly overweight performed even better than the average corporate sector in the Lehman Credit Index, which outperformed Treasuries by 5.27%. Of particular note, the media-cable sector (10.96% of excess returns relative to Treasuries) and the wirelines sector (7.64%) made outsized contributions to the Fund's performance. In addition, our decision to overweight the automotive sector in the fourth quarter proved to be very timely as, after several volatile quarters, the sector recovered and outperformed Treasuries by 4.76% in the last quarter alone.

 Our asset allocation strategy within structured products also helped the Fund to outperform. We were overweighted in all three subsectors for much of the year, but we were much more strongly overweighted in CMBS and ABS relative to MBS, and, as noted above, these two sectors posted significantly greater excess returns. In fact, we were overweighted in MBS during the first half of the year when the sector outperformed, and in July subsequently eliminated our overweight in MBS, thus avoiding most of the sector's historic underperformance.

--------------------------------------------------------------------------------
/1/ Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
Current performance may be lower or higher than the data quoted.
/2/ The Lehman Aggregate Bond Index, the Lehman Credit Index and the Lehman Treasury Index are unmanaged indices that are generally considered to be representative of U.S. bond market activity, the U.S. investment grade corporate bond market activity, and U.S. treasury market activity, respectively. The Indices are not available for direct investment, and their returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Indices do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.
/3/ Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
/4/ The Blue Chip Economic Consensus is a forecast of economic variables published monthly based on the surveys of 55 leading economists and financial analysts.
/5/ The respective indices are: the Lehman Mortgage-Backed Securities (MBS) Index, the Lehman Asset-Backed Securities (ABS) Index, and the Lehman
Commercial Mortgage-Backed Securities (CMBS) Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Investment Quality Bond Fund


Q:  What is your outlook for 2004?

A: We remain optimistic for both the economic recovery and the prospects for the spread sectors in 2004. Corporate profitability has improved, and demand has increased such that businesses are now more comfortable in making greater commitments in capital investment and hiring. This was not the case just a year earlier. Capital expenditures are clearly on the upswing. We have also seen some positive job creation in the recent months, and while the hiring activity is not yet at levels indicative of a robust expansion, historically labor growth has been a lagging indicator of economic health. The trend is encouraging, and we remain watchful for additional supporting signs that the economic recovery has gained ground and is solidly on the road to sustainability.

 The impact of the growing economy on interest rates is less clear. The Fed has stated that it intends to be patient with its current accommodative monetary policy, so rates are likely to stay low for a while. In the longer term, rates are likely to increase as the economy heats up and the prospect of inflation grows, but we believe that inflation is still at the very low end of the Fed's desired range with no signs of upward inflation pressure on the horizon. More importantly, we think there is enough surplus capacity in the economy (manufacturing capacity and labor supply) such that it can grow steadily without creating any inflationary pressures on either front. As a result, a near-term rate rise seems unlikely, and depending on the rate at which the excess capacity is consumed, the Fed may not need to raise rates until 2005. That said, the market has priced in a .25% increase by the Fed by the middle of 2004.

 Whether this turns out to be the case is still uncertain, but until the market believes the Fed is poised to act, the yield curve is likely to remain very steep. With a continuing steep yield curve as the backdrop, investors will have plenty of incentive to extend maturities beyond the yield curve and earn incremental yield. We believe corporate bonds and structured product securities will be favored in this environment, and an improving economy further bolsters our outlook for these sectors. We will retain our overweighted exposures in spread assets, and although these sectors are unlikely to perform as spectacularly as they did in 2003, we still believe they have the potential to put in a very solid showing and to outperform Treasuries.
                  Growth of a Hypothetical $10,000 Investment

                                    [CHART]

                              Guardian Investment   Lehman Aggregate
                               Quality Bond Fund       Bond Index
                              -------------------   ----------------
02/16/93                           $10,000            $10,000
February-93                          9,572             10,129
March-93                             9,647             10,171
April-93                             9,678             10,242
May-93                               9,628             10,255
June-93                              9,859             10,441
July-93                              9,877             10,500
August-93                           10,109             10,684
September-93                        10,142             10,713
October-93                          10,134             10,753
November-93                         10,012             10,662
December-93                         10,066             10,720
January-94                          10,252             10,864
February-94                         10,045             10,676
March-94                             9,772             10,412
April-94                             9,660             10,329
May-94                               9,617             10,328
June-94                              9,592             10,305
July-94                              9,715             10,510
August-94                            9,747             10,523
September-94                         9,624             10,368
October-94                           9,616             10,359
November-94                          9,564             10,336
December-94                          9,613             10,407
January-95                           9,769             10,613
February-95                         10,030             10,865
March-95                            10,073             10,932
April-95                            10,186             11,085
May-95                              10,535             11,514
June-95                             10,597             11,598
July-95                             10,552             11,572
August-95                           10,671             11,712
September-95                        10,754             11,826
October-95                          10,898             11,980
November-95                         11,072             12,159
December-95                         11,213             12,330
January-96                          11,274             12,412
February-96                         11,028             12,196
March-96                            10,940             12,111
April-96                            10,870             12,043
May-96                              10,854             12,018
June-96                             10,989             12,180
July-96                             11,009             12,213
August-96                           10,993             12,193
September-96                        11,190             12,405
October-96                          11,434             12,680
November-96                         11,654             12,897
December-96                         11,520             12,777
January-97                          11,573             12,816
February-97                         11,610             12,848
March-97                            11,478             12,706
April-97                            11,624             12,896
May-97                              11,721             13,018
June-97                             11,881             13,173
July-97                             12,200             13,528
August-97                           12,084             13,412
September-97                        12,246             13,610
October-97                          12,356             13,808
November-97                         12,384             13,871
December-97                         12,496             14,011
January-98                          12,666             14,191
February-98                         12,656             14,180
March-98                            12,703             14,229
April-98                            12,761             14,303
May-98                              12,871             14,439
June-98                             12,980             14,561
July-98                             13,001             14,592
August-98                           13,203             14,830
September-98                        13,443             15,177
October-98                          13,419             15,097
November-98                         13,446             15,182
December-98                         13,481             15,228
January-99                          13,578             15,337
February-99                         13,346             15,069
March-99                            13,430             15,152
April-99                            13,473             15,200
May-99                              13,339             15,067
June-99                             13,287             15,019
July-99                             13,226             14,955
August-99                           13,222             14,948
September-99                        13,386             15,121
October-99                          13,380             15,177
November-99                         13,379             15,176
December-99                         13,347             15,103
January-00                          13,298             15,053
February-00                         13,466             15,235
March-00                            13,568             15,436
April-00                            13,494             15,392
May-00                              13,524             15,385
June-00                             13,818             15,705
July-00                             13,908             15,847
August-00                           14,103             16,077
September-00                        14,182             16,178
October-00                          14,216             16,285
November-00                         14,354             16,552
December-00                         14,659             16,859
January-01                          14,961             17,134
February-01                         15,073             17,284
March-01                            15,139             17,370
April-01                            15,082             17,298
May-01                              15,165             17,403
June-01                             15,183             17,468
July-01                             15,547             17,859
August-01                           15,724             18,063
September-01                        15,916             18,274
October-01                          16,230             18,656
November-01                         16,033             18,399
December-01                         15,908             18,282
January-02                          16,053             18,430
February-02                         16,214             18,609
March-02                            15,935             18,299
April-02                            16,212             18,654
May-02                              16,361             18,813
June-02                             16,459             18,976
July-02                             16,604             19,205
August-02                           16,896             19,530
September-02                        17,170             19,846
October-02                          17,088             19,756
November-02                         17,038             19,750
December-02                         17,379             20,158
January-03                          17,382             20,175
February-03                         17,631             20,455
March-03                            17,645             20,439
April-03                            17,829             20,609
May-03                              18,137             20,992
June-03                             18,137             20,991
July-03                             17,497             20,286
August-03                           17,614             20,420
September-03                        18,075             20,961
October-03                          17,936             20,766
November-03                         17,990             20,816
December-03                         18,170             21,028


To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of The Guardian Investment Quality Bond Fund and the Lehman Aggregate Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. The Index begins at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Performance for Class B and C shares, which were first offered on August 7, 2000 and for Class K shares, which were first offered on May 15, 2001, will vary due to differences in sales load and other expenses charged to each share class.

                 Average Annual Returns/1/ for Periods Ended December 31, 2003

                                      Inception
                                        Date    1 Year 3 Years 5 Years 10 Years Since Inception
-----------------------------------------------------------------------------------------------
Class A Shares (without sales charge)  2/16/93   4.53%  7.42%   6.14%   6.07%        6.08%
-----------------------------------------------------------------------------------------------
Class A Shares (with sales charge)     2/16/93  -0.17%  5.78%   5.17%   5.58%        5.63%
-----------------------------------------------------------------------------------------------
Class B Shares (without sales charge)   8/7/00   3.75%  6.66%      --      --        7.20%
-----------------------------------------------------------------------------------------------
Class B Shares (with sales charge)      8/7/00   0.75%  6.07%      --      --        6.70%
-----------------------------------------------------------------------------------------------
Class C Shares (without sales charge)   8/7/00   3.75%  6.66%      --      --        7.20%
-----------------------------------------------------------------------------------------------
Class C shares (with sales charge)      8/7/00   2.75%  6.66%      --      --        7.20%
-----------------------------------------------------------------------------------------------
Class K Shares (without sales charge)  5/15/01   4.11%     --      --      --        6.91%
-----------------------------------------------------------------------------------------------
Class K Shares (with sales charge)     5/15/01   3.11%     --      --      --        6.91%

/1/Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Low Duration Bond Fund

[PHOTO]

Howard Chin
Howard W. Chin
Portfolio Manager


Objective:Seeks a high level of current income, consistent with preservation of capital

Portfolio:At least 80% in investment grade corporate and government bonds, and asset- and mortgage-backed securities

Inception:July 30, 2003

Net assets at December 31, 2003:  $31,375,457

Q:  How did the Fund perform in 2003?

A: The Fund was created on July 30, 2003 and had a total return of 0.99%/1/ for the year ended December 31, 2003, closely matching our benchmark, the Lehman U.S. Government 1-3 Year Bond Index,/2/ which returned 0.95% over the same time period.

Q:  What factors affected the Fund's performance?

A: After a disappointing 2002, and an anemic start to 2003, the long-awaited economic recovery finally gained some substantial ground in the second half of 2003, although not without some fits and starts along the way. Despite very low interest rates, the economy grew at only a 2.5% rate during the first half of 2003, but much of that was attributed to geopolitical concerns and the uncertainty surrounding the war in Iraq. Fueled by a very accommodative monetary policy and stimulative tax and fiscal policies, economic growth surged in the third quarter to 8.2%. Blue Chip Consensus/3/ expectations are for a more moderate 4.3% growth rate in the fourth quarter, and 4.6% for 2004.

  The Federal Reserve Board (Fed) remained an integral factor in the fixed income markets in 2003 as it cut the Fed Funds rate by another 0.25% in June to reach 1.0%, the lowest rate in over forty years. And after a sustained period of low inflation, the Fed raised the possibility of unwelcome deflation and put the market on notice that they would take steps to prevent it, leading to a rally that resulted in the lowest interest rates in over forty years with the 2- and 10-year Treasury notes bottoming out at yields of 1.07% and 3.11%, respectively, in June. Since then, however, the Fed has stated that the risk of deflation has subsided and is now roughly equal to that of inflation. On the other hand, the Fed further reiterated its expectation of maintaining an accommodative stance on monetary policy for a considerable period. The 2- and 10-year Treasuries finished the year at 1.84% and 4.26% respectively, 0.25% and 0.44% higher than when the year started.

  Even though yields were higher for the year, the Treasury sector as measured by the Lehman Treasury Index/4/ posted a positive return of 2.24% in 2003 as coupon income more than offset the price declines. Furthermore, most portions of the fixed income market performed even better. The star performer within the Lehman Aggregate Bond Index/4/ was the investment grade corporate bond sector, which returned 7.70% in 2003 and more impressively, outperformed comparable Treasuries by 5.27%, eclipsing the previous record by 2.50%. This spectacular performance was based on sharply better underlying fundamentals where all the stars were aligned in the same positive direction. Most notably, we saw a much better economy and greater profitability among American businesses, which resulted from their earlier cost cutting efforts. Accordingly, investors were much more comfortable taking on credit risk and increased their demand for corporate bonds just as the net supply was shrinking in 2003 compared to year-earlier levels. Lower-rated investment grade corporates fared the best under this environment, and led the recovery among corporates as the poorest performing sectors in 2002 recovered the most in 2003.

--------------------------------------------------------------------------------

"Corporates were far and away the best performing asset class in 2003, and our decision to overweight corporates in lieu of Treasuries served the Fund very well."

--------------------------------------------------------------------------------

  In contrast, mortgage-backed securities (MBS) fared less well in 2003. Although the sector posted a positive return of 3.07%, they outperformed comparable Treasuries by only 0.11%, the weakest showing among the structured product sectors of the Lehman Aggregate Bond Index. MBS underperformed by 1.53% in July when Treasury yields increased sharply, and performed just well enough in the rest of the year to overcome July's dramatic weakening. The other portions of the structured products market did much better. Asset-backed securities (ABS) returned 4.01% on a nominal basis and bested Treasuries by 1.81%. Commercial mortgage-backed securities (CMBS), benefiting from many of the same positive fundamentals as corporate bonds, were even better, returning 4.66% and 2.01% respectively./5/

--------------------------------------------------------------------------------
/1 /Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.
/2 /The Lehman U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of U.S. short duration bond market activity. The index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares in the Fund.
/3 /The Blue Chip Economic Consensus is a forecast of economic variables published monthly based on the surveys of 55 leading economists and financial analysts.
/4 /The Lehman Aggregate Bond Index and the Lehman Treasury Index are unmanaged indices that are generally considered to be representative of U.S. bond market activity and U.S. treasury market activity, respectively. The indices are not available for direct investment, and their returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the indices do not reflect any sales charges that an investor may have to pay when purchasing of redeeming shares of the Fund.
/5/ The respective indices are: the Lehman Mortgage-Backed Securities (MBS) Index, the Lehman Asset-Backed Securities (ABS) Index, and the Lehman
Commercial Mortgage-Backed Securities (CMBS) Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Low Duration Bond Fund


Q:  What was your investment strategy during the period?

A: Coming into 2003, we believed spread assets were very attractive and well positioned to take advantage of the expected economic recovery. Corporate bonds were especially attractive as the previous year's underperformance left them fundamentally undervalued. Corporates, in addition to looking attractive relative to other spread products, also provided the portfolio with a very stable duration. These factors were still in place when the Fund became effective in July 2003. As a result, we decided to purchase an initial portfolio of diversified corporate bonds with a small weighting in CMBS, collateralized mortgage obligations (CMO) and ABS for further diversification and incremental yield versus Treasuries.

  As it turns out, each decision proved to be beneficial as each sector outperformed comparable Treasuries. Corporates were far and away the best performing asset class in 2003, and our decision to overweight corporates in lieu of Treasuries served the Fund very well. In addition, our decision to buy selected structured product securities resulted in a further positive impact on the Fund's performance.

Q:  What is your outlook for 2004?

A: We remain optimistic for both the economic recovery and the prospects for the spread sectors in 2004. Corporate profitability has improved, and demand has increased such that businesses are now more comfortable in making greater commitments in capital investment and hiring. This was not the case just a year earlier. Capital expenditures are clearly on the upswing. We have also seen some positive job creation in the recent months, and while the hiring activity is not yet at levels indicative of a robust expansion, historically labor growth has been a lagging indicator of economic health. The trend is encouraging, and we remain watchful for additional supporting signs that the economic recovery has gained ground and is solidly on the road to sustainability.

  The impact of the growing economy on interest rates is less clear. The Fed has stated that it intends to be patient with its current accommodative monetary policy, so rates are likely to stay low for a while. In the longer term, we believe that rates are likely to increase as the economy heats up and the prospect of inflation grows, but inflation is still at the very low end of the Fed's desired range with no signs of upward inflation pressure on the horizon. More importantly, we believe there is enough surplus capacity in the economy (manufacturing capacity and labor supply) such that it can grow steadily without creating any inflationary pressures on either front. As a result, a near-term rate rise seems unlikely, and depending on the rate at which the excess capacity is consumed, the Fed may not need to raise rates until 2005.

  We are still positive on the spread sectors, and believe outperformance during the first part of 2004 will be captured by rolling down the steep Treasury curve and by earning the spread sectors' additional yield spread over Treasuries. In our view, a recovering economy and increasing corporate profitability will provide even greater support for the investment grade market. While we are very positive on corporates, we will also continue to assess their value relative to Treasuries, MBS and other sector segments of the structured products market.

     Total Returns/1/ for Period Ending December 31, 2003

                                      Inception
                                        Date    Since Inception
---------------------------------------------------------------
Class A Shares (without sales charge)  7/30/03       0.99%
---------------------------------------------------------------
Class A Shares (with sales charge)     7/30/03      -3.55%
---------------------------------------------------------------
Class B Shares (without sales charge)  7/30/03       0.67%
---------------------------------------------------------------
Class B Shares (with sales charge)     7/30/03      -2.33%
---------------------------------------------------------------
Class C Shares (without sales charge)  7/30/03       0.67%
---------------------------------------------------------------
Class C Shares (with sales charge)     7/30/03      -0.33%
---------------------------------------------------------------
Class K Shares (without sales charge)  7/30/03       0.82%
---------------------------------------------------------------
Class K Shares (with sales charge)     7/30/03      -0.18%

/1/Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian High Yield Bond Fund

[PHOTO]

Peter J. Liebst
Peter J. Liebst
Portfolio Manager


Objective:Seeks current income. Capital appreciation is a secondary objective.

Portfolio:At least 80% is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade or are unrated

Inception:September 1, 1998

Net Assets at December 31, 2003:  $71,503,871

Q:  How did the Fund perform during 2003?

A: The Guardian High Yield Bond Fund posted a 20.11%/1/ return for calendar year 2003. The Fund underperformed the overall high yield market by 8.86% as the Fund's benchmark, the Lehman Corporate High Yield Index,/2/ posted a 28.97% return for the year 2003.

Q:  What factor's affected the Fund's performance?

A: The high yield market entered 2003 in a highly distressed state. According to the Lehman Corporate High Yield Index, the average market yield on December 31, 2002 was 12.08%, which represented a near historically high-risk premium of 9.10% over comparable U.S. Treasuries. The market was acutely concerned over the impending war in Iraq, the economy did not appear to be responding to the substantial stimulus introduced by the Federal Reserve Board (Fed), and the capital structures of entire industries such as utilities, airlines and communications were being challenged. But from the start of 2003 to its close, the market appeared to overlook each obstacle and generally focused on the optimistic outlook that the economy and corporate fortunes were on the verge of rising from the ashes. This viewpoint was supported by a continued mortgage refinancing boom, federal tax cut stimulus from Washington, D.C. and accommodative capital markets, which ultimately rewarded the market for its leap of faith with a 28.97% return, the second largest one-year return in the history of the high yield market.

  Returns were positive in 2003 for all sectors of the market, but substantial outperformance was evident in certain areas. Specifically, the general theme for the year was that the more distressed segments of the market saw the greatest returns. Sectors such as media-cable, telecommunications, airlines and electric utilities, which were the worst performing areas of 2002, posted some of 2003's highest returns. Indeed, with returns ranging from 35% to 62%, the rebound of these sectors, which accounted for 22% of the market at the beginning of the year, were integral to the overall 2003 performance in the high yield market. Segmenting the market by credit quality, the year's returns were inversely related, with lower quality generating higher returns. The lowest quality components of the market, which fall into the "C" and "D" ratings categories by the major U.S. rating agencies, Moody's and Standard and Poor's, produced the highest returns, averaging 86.29%, while more core high yield categories rated "B" and "BB" produced average returns of 26% and 19% respectively. These returns were actually below the average for the overall market.

--------------------------------------------------------------------------------
"Emphasizing credit fundamentals, which include appropriate capital structures, adequate cash flow generation and earnings outlook, the Fund inherently minimizes its exposure to the most speculative segment of the market."

--------------------------------------------------------------------------------

  While The Guardian High Yield Bond Fund captured a large portion of the high yield markets 2003 rally, it under-performed the overall market due to its limited exposure to distressed securities. Throughout the year, the Fund actively managed diversification, and adhered to its credit-based fundamental investment selection process. Emphasizing credit fundamentals, which include appropriate capital structures, adequate cash flow generation and earnings outlook, the Fund inherently minimizes its exposure to the most speculative segment of the market. Specifically, at the beginning of 2003, only 4.15% of the Fund's holdings were yielding what is typically deemed to be a "distressed yield" (typically a yield of 10% or more in excess of a comparable maturity Treasury), while according to the Lehman Corporate High Yield Index, over 22.5% of the overall market fell into this classification.

  We strongly believe that consistent observance of credit fundamentals, and the selection of securities possessing sustainable financial structures, is the most prudent way to approach investing in the high yield market and is in the best interest of the Fund's shareholders.

--------------------------------------------------------------------------------
/1/ Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. A redemption fee of 2% applies to redemptions of shares purchased after August 22, 2003 and held for less than 60 days. This fee does not apply to omnibus accounts. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.
/2/ The Lehman Corporate High Yield Index is an unmanaged index that is generally considered to be representative of U.S. corporate high yield bond market activity. The Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian High Yield Bond Fund


Q: What was your investment strategy during the year and what is your outlook for the future?

A: The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio principally composed of below investment grade securities. Specifically, we sought to identify attractive asset allocation weightings based on analysis of industry fundamentals, issuer creditworthiness and risk/return profile, and relative value. Throughout 2003, stable or improving credit quality of larger, more liquid issues was emphasized with a focus on the identification of fundamental total return opportunities.

  Entering 2004 with a 4.25% 10-year Treasury, we believe high yield will continue to be an asset class in demand as fixed income investors search for yield. With an average yield of 7.4% and much of the distressed yields now removed from the high yield market, we would expect returns to become less influenced by the recovery of distressed securities as experienced in 2003, and transition to a more evenly distributed contribution across risk categories.

              Growth of a Hypothetical    Credit Quality as of
              $10,000 Investment           December 31, 2003

                         [CHART]                   [CHART]

                                          B             70.85%
                  Lehman Corporate        BB            19.77%
               Historical    Guardian     BBB            0.98%
               High Yield    Guardian     CCC            6.32%
                High Yield      High      Short Term     2.08%
                       Yield
              Performance    Bond Fund
               (Class A)    Bond Fund
              (Class B)      Bond Index
                   -------------
               ---------------------
               ---------------------
                 -----------------
                 09/01/1998
               $10,000
                $10,000
                      $10,000
                30-Sep-98
               9,856
                10,364
                       10,045
                30-Oct-98
               9,863
               10,368
                       9,839
                 30-Nov-98
               10,395
                10,901
                       10,248
                 31-Dec-98
               10,447
                10,942
                       10,259
                 29-Jan-99
               10,479
                10,973
                       10,411
                 26-Feb-99
               10,422
                10,887
                       10,350
                 31-Mar-99
               10,527
                10,987
                       10,449
                 30-Apr-99
               10,699
                11,167
                       10,651
                 31-May-99
               10,468
                10,909
                       10,507
                 30-Jun-99
               10,401
                10,816
                       10,485
                 31-Jul-99
               10,351
                10,780
                       10,527
                 31-Aug-99
               10,311
                10,713
                       10,410
                 30-Sep-99
               10,146
                10,532
                       10,335
                 31-Oct-99
               10,069
                10,442
                       10,267
                 30-Nov-99
               10,292
                10,657
                       10,387
                 31-Dec-99
               10,386
                10,748
                       10,504
                 31-Jan-00
               10,250
                10,595
                       10,459
                 29-Feb-00
               10,332
                10,672
                       10,479
                 31-Mar-00
               10,089
                10,410
                       10,257
                 30-Apr-00
               10,234
                10,563
                       10,275
                 31-May-00
               10,107
                10,422
                       10,170
                 30-Jun-00
               10,305
                10,615
                       10,377
                 31-Jul-00
               10,336
                10,623
                       10,456
                 31-Aug-00
               10,477
                10,762
                       10,528
                 30-Sep-00
               10,370
                10,644
                       10,436
                 31-Oct-00
               10,015
                10,268
                       10,102
                30-Nov-00
               9,337
                9,562
                       9,701
                31-Dec-00
               9,708
                9,950
                       9,889
                 31-Jan-01
               10,525
                10,770
                       10,630
                 28-Feb-01
               10,544
                10,783
                       10,771
                 31-Mar-01
               10,165
                10,400
                       10,518
                 30-Apr-01
               10,002
                10,227
                       10,387
                 31-May-01
               10,068
                10,288
                       10,574
                30-Jun-01
               9,803
                9,997
                       10,277
                31-Jul-01
               9,881
                10,083
                       10,428
                 31-Aug-01
               10,006
                10,192
                       10,551
                30-Sep-01
               9,444
                9,623
                       9,842
                31-Oct-01
               9,813
                9,995
                       10,086
                 30-Nov-01
               10,128
                10,310
                       10,454
                31-Dec-01
               9,986
                10,145
                       10,411
                 31-Jan-02
               10,027
                10,194
                       10,483
                28-Feb-02
               9,967
                10,126
                       10,337
                 31-Mar-02
               10,160
                10,316
                       10,586
                 30-Apr-02
               10,284
                10,422
                       10,751
                 31-May-02
               10,238
                11,111
                       10,695
                30-Jun-02
               9,888
               10,021
                       9,907
                31-Jul-02
               9,654
                9,776
                       9,474
                31-Aug-02
               9,840
                9,959
                       9,744
                30-Sep-02
               9,659
                9,769
                       9,616
                31-Oct-02
               9,623
                9,712
                       9,533
                 30-Nov-02
               10,047
                10,149
                       10,123
                 31-Dec-02
               10,086
                10,181
                       10,264
                 31-Jan-03
               10,214
                10,304
                       10,606
                 28-Feb-03
               10,358
                10,429
                       10,737
                 31-Mar-03
               10,594
                10,661
                       11,046
                 30-Apr-03
               11,000
                11,065
                       11,701
                 31-May-03
               11,037
                11,111
                       11,821
                 30-Jun-03
               11,279
                11,332
                       12,161
                 31-Jul-03
               11,098
                11,157
                       12,028
                 31-Aug-03
               11,248
                11,302
                       12,166
                 30-Sep-03
               11,446
                11,494
                       12,499
                 31-Oct-03
               11,695
                11,736
                       12,751
                 30-Nov-03
               11,832
                11,850
                       12,945
                 31-Dec-03
               12,114
                11,787
                       13,240


To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in Class A and Class B shares of The Guardian High Yield Bond Fund and the Lehman Brothers Corporate High Yield Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. For Class B shares, the contingent deferred sales charge of 1% was imposed at the end of the period. The Index and Class B shares begin at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.
Performance for Class C and Class K shares, which were first offered on August 7, 2000 and May 15, 2001, respectively, will vary due to differences in sales load and other expenses charged to each share class.

            Average Annual Returns/1/ for Periods Ended December 31, 2003
                                      Inception
                                        Date    1 Year 3 Years 5 Years Since Inception
--------------------------------------------------------------------------------------
Class A Shares (without sales charge)   9/1/98  20.11%  7.65%   2.99%       4.66%
--------------------------------------------------------------------------------------
Class A Shares (with sales charge)      9/1/98  14.71%  6.01%   2.05%       3.76%
--------------------------------------------------------------------------------------
Class B Shares (without sales charge)   9/1/98  19.22%  6.85%   2.11%       3.72%
--------------------------------------------------------------------------------------
Class B Shares (with sales charge)      9/1/98  16.22%  6.26%   1.93%       3.56%
--------------------------------------------------------------------------------------
Class C Shares (without sales charge)   8/7/00  19.22%  6.89%      --       4.01%
--------------------------------------------------------------------------------------
Class C shares (with sales charge)      8/7/00  18.22%  6.89%      --       4.01%
--------------------------------------------------------------------------------------
Class K Shares (without sales charge)  5/15/01  19.63%     --      --       7.02%
--------------------------------------------------------------------------------------
Class K Shares (with sales charge)     5/15/01  18.63%     --      --       7.02%

/1/Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Tax-Exempt Fund

[PHOTO]

Alexander M. Grant, Jr.
Alexander M. Grant, Jr.
Portfolio Manager


Objective:Seeks to maximize current income exempt from federal income taxes, consistent with the preservation of capital

Portfolio:At least 80% in investment grade municipal debt obligations

Inception:February 16, 1993
Net Assets at December 31, 2003:  $90,577,818

Q:  How did the Guardian Tax-Exempt Fund perform in 2003?

A: The Guardian Tax-Exempt Fund produced a total return of 5.34%/1/ for 2003. The Lehman Municipal Bond Index/2/ produced a total return of 5.31% for the same period. The latter reflects the different investment parameters of that Index, which includes all bonds and maturities. Even so, the Fund exceeded it by 0.03%.

  Somewhat more meaningful peer group comparisons are from Lipper/3/ and Morningstar./4/ The Lipper General Municipal Average return for the year was 4.75%, ranking the Fund 72nd out of 296 for the one-year period ended December 31, 2003, placing it in Lipper's 25th percentile. The Lipper peer group invests primarily in municipal debt issues rated in the top four credit ratings. The Morningstar universe of municipal national long funds currently consists of 269 national funds with an average duration of more than seven years, or an average maturity of more than 12 years. The average return for this Morningstar group for the year ended December 31, 2003 was 4.87%. The Guardian Tax-Exempt Fund outperformed this Morningstar group by 0.47%.

  For the three-year period ended December 31, 2003, Lipper ranks the Fund 22nd out of 257 funds and in the 9th percentile. For the five-year period ended December 31, 2003, the Fund ranks 8th out of 219 funds and in the 4th percentile. For the 10-year period ended December 31, 2003, the Fund ranked 50th out of 116 funds and in the 43rd percentile.

  As of December 31, 2003, the Fund's 30-day yield was 3.42%, which compares to a 5.26% taxable equivalent yield for a person in the highest federal income tax bracket in 2003.

Q:  What strategies did you use to manage the Fund?

A: Benefiting from historically low interest rates, municipal issuers continued to issue bonds at record levels. For all of 2003, new issue volume was $383.24 billion, a new high. Investors poured money into municipal bonds, allowing the market to absorb this volume. Wealthy individuals and businesses continued to be attracted to this asset class as a way to preserve capital, diversify risk and generate tax-exempt income.

  Looking at 2003 in terms of total return performance, a strategy of diversification and moderation by issuer, insurance, industry, sector and state proved to be best. In 2003, the performance hazards due to overly concentrating investments in one credit sector, industry or state were evident in tobacco securitization bonds, airlines, and State of California bonds. In 1999, the bonds to avoid were health care related; in 2000, it was high yield and non-investment grade bonds; in 2001 the underperformers were California utility bonds and airlines; and in 2002, airlines dropped over 20% during the course of the year. At year-end 2003, ongoing litigation against tobacco companies, weak profit margins for airlines and continued budgetary stress for California state government drove extreme volatility and poor performance for those investors with heavy concentrations in these sectors.

--------------------------------------------------------------------------------

"Our strategy continued to be to buy good quality, attractively structured national market names and stay away from "hot" deals or lower investment quality bonds."

--------------------------------------------------------------------------------

  Our strategy continued to be to buy good quality, attractively structured national market names and stay away from "hot" deals or lower investment quality bonds. On the sell side, we sold selectively retail and institutional blocks when the bids were right in terms of the spread relative to our benchmarks.


--------------------------------------------------------------------------------
/1/ Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
Current performance may be lower or higher than the data quoted.
/2/ The Lehman Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond activity. The Lehman Municipal Bond Index is not available for direct investment, and its return does not reflect the expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Municipal Bond Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
/3/ Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database performance information is based on historical total returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
/4 (R)/2003 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Returns represent past performance and are no guarantee of future results. Morningstar's database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Tax-Exempt Fund


Q:  What is your outlook for the future?

A: According to Lehman Brothers 2004 Municipal Market Outlook,/5/ new issue volume in 2004 is expected to be substantially lower and down as much as 25%. Variables determining the decline will be absolute yields and the level of fiscal recovery of state budgets. Even with a 25% decline over 2003, issuance would still be higher than the average issuance over the past five years ($212 billion). We expect this volume to be easily absorbed by investors with investment capital made available by coupon and redemption payments, as well as by crossovers and arbitrageurs (who usually buy taxable bonds) brought in by the attractive ratios to taxable bonds.

  Insurance companies continue to be some of the largest sources of funding for the tax-exempt market. Increasing profitability continued to fuel their demand for tax-exempt income. As an example, over the first three quarters of 2003, net income at the largest property and casualty insurers increased to $21.1 billion, a 400%-plus increase over a similar period in 2002. Also, the strength of the economic recovery, inflationary pressures and tax law changes in both Washington, D.C. and individual states will continue to be variables to monitor. They are critical influences on interest rates, new issuance volume and credit quality and investor demand.

Growth of a Hypothetical $10,000 Investment                Portfolio Composition by Sector Allocation
                                                                     as of December 31, 2003
                                    [CHART]                                                    [CHART]

                   Guardian Tax Exempt    Lehman Municipal Insured Bonds                         52.07%
                     Fund (Class A)          Bond Index    Revenue Bonds                         27.10%
                   -------------------    ---------------- State General Obligation Bonds         4.72%
16-Feb-93               $10,000               $10,000      Local General Obligation Bonds        14.31%
26-Feb-93                 9,689                10,245      Short-Term                             1.80%
31-Mar-93                 9,482                10,137
30-Apr-93                 9,577                10,239
31-May-93                 9,644                10,296
30-Jun-93                 9,836                10,468
30-Jul-93                 9,774                10,482
31-Aug-93                10,059                10,700
30-Sep-93                10,237                10,822
29-Oct-93                10,142                10,843
30-Nov-93                10,010                10,748
31-Dec-93                10,235                10,974
31-Jan-94                10,365                11,100
28-Feb-94                 9,964                10,812
31-Mar-94                 9,416                10,372
29-Apr-94                 9,388                10,460
31-May-94                 9,530                10,551
30-Jun-94                 9,389                10,486
29-Jul-94                 9,562                10,678
31-Aug-94                 9,571                10,715
30-Sep-94                 9,405                10,558
31-Oct-94                 9,249                10,371
30-Nov-94                 9,089                10,183
30-Dec-94                 9,319                10,407
31-Jan-95                 9,600                10,705
28-Feb-95                 9,827                11,016
31-Mar-95                 9,903                11,143
28-Apr-95                 9,901                11,156
31-May-95                10,188                11,512
30-Jun-95                 9,992                11,411
31-Jul-95                10,129                11,519
31-Aug-95                10,220                11,665
29-Sep-95                10,276                11,739
31-Oct-95                10,405                11,910
30-Nov-95                10,572                12,107
29-Dec-95                10,677                12,224
31-Jan-96                10,782                12,316
29-Feb-96                10,665                12,233
29-Mar-96                10,491                12,077
30-Apr-96                10,475                12,042
31-May-96                10,460                12,038
28-Jun-96                10,539                12,169
31-Jul-96                10,666                12,279
30-Aug-96                10,637                12,276
30-Sep-96                10,779                12,448
31-Oct-96                10,910                12,588
29-Nov-96                11,109                12,819
31-Dec-96                11,061                12,765
31-Jan-97                11,042                12,789
28-Feb-97                11,130                12,907
31-Mar-97                10,994                12,734
30-Apr-97                11,077                12,841
30-May-97                11,241                13,034
30-Jun-97                11,377                13,173
31-Jul-97                11,679                13,538
29-Aug-97                11,547                13,411
30-Sep-97                11,689                13,570
31-Oct-97                11,762                13,658
28-Nov-97                11,843                13,738
31-Dec-97                12,028                13,938
30-Jan-98                12,108                14,082
27-Feb-98                12,070                14,086
31-Mar-98                12,115                14,099
30-Apr-98                12,035                14,035
29-May-98                12,285                14,257
30-Jun-98                12,309                14,314
31-Jul-98                12,330                14,349
31-Aug-98                12,537                14,571
30-Sep-98                12,720                14,753
30-Oct-98                12,640                14,752
30-Nov-98                12,731                14,804
31-Dec-98                12,770                14,841
29-Jan-99                12,884                15,018
26-Feb-99                12,882                14,952
31-Mar-99                12,843                14,973
30-Apr-99                12,867                15,010
31-May-99                12,708                14,923
30-Jun-99                12,537                14,709
31-Jul-99                12,571                14,762
31-Aug-99                12,453                14,644
30-Sep-99                12,435                14,650
31-Oct-99                12,251                14,491
30-Nov-99                12,424                14,645
31-Dec-99                12,342                14,536
31-Jan-00                12,285                14,473
29-Feb-00                12,450                14,641
31-Mar-00                12,761                14,961
30-Apr-00                12,662                14,873
31-May-00                12,576                14,795
30-Jun-00                12,933                15,187
31-Jul-00                13,103                15,399
31-Aug-00                13,314                15,636
30-Sep-00                13,227                15,555
31-Oct-00                13,370                15,724
30-Nov-00                13,488                15,843
31-Dec-00                13,866                16,226
31-Jan-01                13,943                16,396
28-Feb-01                13,964                16,448
31-Mar-01                14,109                16,595
30-Apr-01                13,919                16,415
31-May-01                14,063                16,592
30-Jun-01                14,182                16,703
31-Jul-01                14,412                16,950
31-Aug-01                14,671                17,230
30-Sep-01                14,579                17,172
31-Oct-01                14,797                17,376
30-Nov-01                14,661                17,230
31-Dec-01                14,528                17,067
31-Jan-02                14,763                17,363
28-Feb-02                14,956                17,573
31-Mar-02                14,657                17,228
30-Apr-02                14,937                17,564
31-May-02                15,028                17,671
30-Jun-02                15,209                17,859
31-Jul-02                15,419                18,088
31-Aug-02                15,630                18,306
30-Sep-02                16,094                18,707
31-Oct-02                15,700                18,396
30-Nov-02                15,616                18,320
31-Dec-02                16,004                18,706
31-Jan-03                15,932                18,659
28-Feb-03                16,180                18,920
31-Mar-03                16,229                18,931
30-Apr-03                16,371                19,056
31-May-03                16,838                19,502
30-Jun-03                16,711                19,419
31-Jul-03                16,014                18,740
31-Aug-03                16,106                18,879
30-Sep-03                16,637                19,434
31-Oct-03                16,509                19,337
30-Nov-03                16,712                19,538
31-Dec-03                16,859                19,700


To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of The Guardian Tax-Exempt Fund and the Lehman Municipal Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. The Index begins at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.
Performance for Class C shares, which were first offered on August 7, 2000, will vary due to differences in sales load and other expenses charged to such share class.

                 Average Annual Returns/1/ for Periods Ended December 31, 2003

                                      Inception
                                        Date    1 Year 3 Years 5 Years 10 Years Since Inception
-----------------------------------------------------------------------------------------------
Class A Shares (without sales charge)  2/16/93  5.34%   6.74%   5.72%   5.12%        5.40%
-----------------------------------------------------------------------------------------------
Class A Shares (with sales charge)     2/16/93  0.60%   5.11%   4.75%   4.64%        4.95%
-----------------------------------------------------------------------------------------------
Class C Shares (without sales charge)   8/7/00  4.54%   5.94%      --      --        6.71%
-----------------------------------------------------------------------------------------------
Class C shares (with sales charge)      8/7/00  3.54%   5.94%      --      --        6.71%

/1/Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class C shares do not take into account the contingent deferred sales charges applicable to such shares (maximum of 1%) except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

--------------------------------------------------------------------------------
/5/ DeGroot, Peter, Lehman Brothers 2004 Municipal Market Outlook, p. 14, January 2004.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Cash Management Fund

[PHOTO]

Alexander M. Grant, Jr.
Alexander M. Grant, Jr.
Portfolio Manager


Objective:Seeks as high a level of current income as is consistent with liquidity and preservation of capital

Portfolio:Short-term money market instruments

Inception:November 3, 1982
Net Assets at December 31, 2003:  $560,587,544

Q:  How did the Fund perform for the year ended December 31, 2003?

A: As of December 31, 2003 the effective 7-day net annualized yield for the Guardian Cash Management Fund was 0.52%,/1/ adjusted up from 0.28% to account for a one-time interest income correction. The Fund produced a total net annualized return of 0.37%, unaffected by the minor income correction mentioned earlier, for the year ended December 31, 2003. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by iMoneyNet, Inc. was 0.39%; total return for the same category was 0.49%. iMoneyNet, Inc. is a research firm that tracks money market funds.

Q:  What was your investment strategy during the year?

A: The Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Corporation for the Fund's portfolio. Most of the portfolio (65.31%) was invested in commercial paper and short maturity corporate bonds; the balance was invested in repurchase agreements (8.00%) and floating rate taxable municipal bonds (26.69%).

Q:  What factors affected the Fund's performance?

A: Money market funds are directly affected by the actions of the Federal Reserve Board (Fed). With the Fed's policy-making Federal Open Markets Committee (FOMC) rate cuts of Fed Funds totaling 4.75% in 2001, an additional 0.50% in 2002, and an additional 0.25% in the second quarter of 2003, the money markets remain tight with issuers encouraged to alter their rate offerings in response to stock market expectations and monetary policy. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate, and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Another factor affecting performance was the portfolio's average maturity of 49 days as of December 31, 2003. The average Tier One money market fund as measured by iMoneyNet, Inc. had an average maturity of 51 days.

--------------------------------------------------------------------------------

"Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria."

--------------------------------------------------------------------------------

Q:  What is your outlook for the future?

A: Uncertainty with the direction of the stock market contributes to large daily inflows and outflows of money in the Fund. As the stock market rallies, our investors typically transfer cash to equity funds. During those times when the stock market stalls, we see cash inflows. However, with money market yields at all time lows, investors have been seeking alternative investment vehicles for "parking" money between stock market fluctuations, such as ultra-short bond funds. They have begun giving up the "risk-free" component of money market funds for the slight return pick-up of these alternate vehicles. However, as the FOMC tightens money supply and raises rates, cash inflows may increase into money market funds.

 AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
/1/ Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. Past performance is not indicative of future results.
/2/ Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses of the Fund. Without these expense assumptions, the returns would have been lower. The total return and yield figures cited represent total return and yield for Class A shares. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

--------------------------------------------------------------------------------

Schedule of Investments

December 31, 2003
..   The Guardian Park Avenue Fund

            Common Stocks -- 99.2%
           Shares                                              Value
           ---------------------------------------------------------
           Aerospace and Defense -- 2.2%
             279,100 Lockheed Martin Corp.           $    14,345,740
             158,400 United Technologies Corp.            15,011,568
                                                     ---------------
                                                          29,357,308
           ---------------------------------------------------------
           Air Freight and Logistics -- 1.3%
             223,700 United Parcel Svcs., Inc.            16,676,835
           ---------------------------------------------------------
           Beverages -- 3.7%
             170,400 Anheuser-Busch Cos., Inc.             8,976,672
             359,800 Coca-Cola Co.                        18,259,850
             469,500 PepsiCo., Inc.                       21,888,090
                                                     ---------------
                                                          49,124,612
           ---------------------------------------------------------
           Biotechnology -- 1.2%
             252,900 Amgen, Inc.*                         15,629,220
           ---------------------------------------------------------
           Capital Markets -- 9.2%
             232,800 Goldman Sachs Group, Inc.            22,984,344
             414,500 Lehman Brothers Hldgs., Inc.         32,007,690
             430,000 Mellon Financial Corp.               13,807,300
             497,900 Merrill Lynch & Co., Inc.            29,201,835
             442,600 State Street Corp.                   23,050,608
                                                     ---------------
                                                         121,051,777
           ---------------------------------------------------------
           Chemicals -- 0.5%
             150,100 E.I. Du Pont de Nemours & Co.         6,888,089
           ---------------------------------------------------------
           Commercial Banks -- 4.7%
             145,900 Bank of America Corp.                11,734,737
             154,500 M & T Bank Corp.                     15,187,350
             227,600 North Fork Bancorporation, Inc.       9,210,972
             429,400 Wells Fargo & Co.                    25,287,366
                                                     ---------------
                                                          61,420,425
           ---------------------------------------------------------
           Communications Equipment -- 2.0%
           1,084,600 Cisco Systems, Inc.*                 26,344,934
           ---------------------------------------------------------
           Computers and Peripherals -- 3.6%
             270,500 Dell, Inc.*                           9,186,180
           1,283,900 Hewlett Packard Co.                  29,491,183
             356,100 Storage Technology Corp.*             9,169,575
                                                     ---------------
                                                          47,846,938
           ---------------------------------------------------------
           Diversified Financial Services -- 1.6%
             426,066 Citigroup, Inc.                      20,681,244
           ---------------------------------------------------------
           Diversified Telecommunication Services -- 1.5%
             545,600 Verizon Comm.                        19,139,648
           ---------------------------------------------------------
           Electric Utilities -- 2.3%
             244,200 Consolidated Edison, Inc.            10,503,042
             302,500 FPL Group, Inc.                      19,789,550
                                                     ---------------
                                                          30,292,592
           ---------------------------------------------------------
           Electronic Equipment and Instruments -- 0.8%
             351,500 Jabil Circuit, Inc.*                  9,947,450
           ---------------------------------------------------------
           Energy Equipment and Services -- 3.5%
             648,100 Nabors Industries, Inc.*             26,896,150
             526,800 Noble Corp.*                         18,848,904
                                                     ---------------
                                                          45,745,054
           ---------------------------------------------------------
           Food and Staples Retailing -- 2.0%
             209,900 Costco Wholesale Corp.*               7,804,082
             339,200 Wal-Mart Stores, Inc.                17,994,560
                                                     ---------------
                                                          25,798,642
           ---------------------------------------------------------
           Food Products -- 0.6%
             105,600 Hershey Foods Corp.                   8,130,144
           ---------------------------------------------------------

           ----------------------------------------------------------
           Shares                                               Value
           ----------------------------------------------------------
           Gas Utilities -- 1.1%
             659,600 NiSource, Inc.                   $    14,471,624
           ----------------------------------------------------------
           Health Care Equipment and Supplies -- 3.1%
             438,600 Boston Scientific Corp.               16,122,936
             135,800 C.R. Bard, Inc.                       11,033,750
             280,000 Medtronic, Inc.                       13,610,800
                                                      ---------------
                                                           40,767,486
           ----------------------------------------------------------
           Health Care Providers and Services -- 2.4%
             552,600 AmerisourceBergen Corp.               31,028,490
           ----------------------------------------------------------
           Hotels, Restaurants and Leisure -- 1.1%
             353,100 Carnival Corp.                        14,028,663
           ----------------------------------------------------------
           Household Products -- 4.0%
             440,100 Colgate-Palmolive Co.                 22,027,005
             300,700 Procter & Gamble Co.                  30,033,916
                                                      ---------------
                                                           52,060,921
           ----------------------------------------------------------
           Industrial Conglomerates -- 3.3%
           1,402,500 General Electric Co.                  43,449,450
           ----------------------------------------------------------
           Information Technology Services -- 1.5%
             187,100 Affiliated Computer Svcs., Inc.*      10,189,466
             246,400 Fiserv, Inc.*                          9,735,264
                                                      ---------------
                                                           19,924,730
           ----------------------------------------------------------
           Insurance -- 5.1%
             104,100 Ambac Financial Group, Inc.            7,223,499
             592,200 American Int'l. Group, Inc.           39,251,016
             292,100 Chubb Corp.                           19,892,010
                                                      ---------------
                                                           66,366,525
           ----------------------------------------------------------
           Leisure Equipment and Products -- 1.4%
             988,300 Mattel, Inc.                          19,044,541
           ----------------------------------------------------------
           Machinery -- 4.3%
             660,200 Deere & Co.                           42,946,010
             181,300 ITT Industries, Inc.                  13,454,273
                                                      ---------------
                                                           56,400,283
           ----------------------------------------------------------
           Media -- 4.9%
             553,200 EchoStar Comm. Corp.*                 18,808,800
             176,200 Lamar Advertising Co.*                 6,575,784
             183,400 New York Times Co.                     8,764,686
             695,000 Viacom, Inc.                          30,844,100
                                                      ---------------
                                                           64,993,370
           ----------------------------------------------------------
           Metals and Mining -- 1.3%
             433,000 Alcoa, Inc.                           16,454,000
           ----------------------------------------------------------
           Oil and Gas -- 5.8%
             221,700 ChevronTexaco Corp.                   19,152,663
             308,300 EOG Resources, Inc.                   14,234,211
             730,100 Exxon Mobil Corp.                     29,934,100
             307,700 Occidental Petroleum Corp.            12,997,248
                                                      ---------------
                                                           76,318,222
           ----------------------------------------------------------
           Personal Products -- 0.4%
              84,000 Avon Products, Inc.                    5,669,160
           ----------------------------------------------------------
           Pharmaceuticals -- 7.9%
             228,900 Abbott Laboratories                   10,666,740
             411,940 Johnson & Johnson                     21,280,820
           2,034,540 Pfizer, Inc.                          71,880,298
                                                      ---------------
                                                          103,827,858
           ----------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

The Guardian Park Avenue Fund
Schedule of Investments (Continued)

               ------------------------------------------------------
               Shares                                           Value
               ------------------------------------------------------
               Semiconductors and Semiconductor Equipment -- 3.3%
                 182,500    Analog Devices, Inc.       $    8,331,125
                 352,400    Applied Materials, Inc.*        7,911,380
                 830,400    Intel Corp.                    26,738,880
                                                       --------------
                                                           42,981,385
               -----------------------------------------------------
               Software -- 6.2%
                 229,800    Adobe Systems, Inc.             9,031,140
                 879,000    BEA Systems, Inc.*             10,811,700
               1,466,100    Microsoft Corp.                40,376,394
               1,568,200    Oracle Corp. *                 20,700,240
                                                       --------------
                                                           80,919,474
               -----------------------------------------------------
               Specialty Retail -- 0.7%
                 309,200    RadioShack Corp.                9,486,256
               -----------------------------------------------------
               Tobacco -- 0.7%
                 176,700    Altria Group, Inc.              9,616,014
               -----------------------------------------------------
                            Total Common Stocks
                             (Cost $1,138,874,853)      1,301,883,364
               -----------------------------------------------------
               Total Investments -- 99.2%
                (Cost $1,138,874,853)                   1,301,883,364
               Cash, Receivables and Other Assets Less
                Liabilities -- 0.8%                        10,625,002
               -----------------------------------------------------
               Net Assets -- 100%                      $1,312,508,366
               -----------------------------------------------------

* Non-income producing security.

--------------------------------------------------------------------------------
                                             See notes to financial statements.

..   The Guardian UBS Large Cap Value Fund

             Common Stocks -- 96.0%
            Shares                                               Value
            ----------------------------------------------------------
            Aerospace and Defense -- 1.8%
                 21,400   Boeing Co.                       $   901,796
                  6,900   United Technologies Corp.            653,913
                                                           -----------
                                                             1,555,709
            ---------------------------------------------------------
            Airlines -- 0.4%
                 32,100   Delta Airlines, Inc.                 379,101
            ---------------------------------------------------------
            Auto Components -- 1.2%
                  8,800   Johnson Controls, Inc.             1,021,856
            ---------------------------------------------------------
            Biotechnology -- 1.1%
                 18,600   Cephalon, Inc.*                      900,426
            ---------------------------------------------------------
            Building Products -- 2.0%
                 63,600   Masco Corp.                        1,743,276
            ---------------------------------------------------------
            Capital Markets -- 10.1%
                 88,700   J.P. Morgan Chase & Co.            3,257,951
                 55,800   Mellon Financial Corp.             1,791,738
                 61,000   Morgan Stanley                     3,530,070
                                                           -----------
                                                             8,579,759
            ---------------------------------------------------------
            Commercial Banks -- 8.0%
                  9,100   Bank of America Corp.                731,913
                 19,500   FleetBoston Financial Corp.          851,175
                 28,300   PNC Financial Svcs. Group          1,548,859
                 61,900   Wells Fargo & Co.                  3,645,291
                                                           -----------
                                                             6,777,238
            ---------------------------------------------------------
            Computers and Peripherals -- 0.9%
                 33,100   Hewlett Packard Co.                  760,307
            ---------------------------------------------------------
            Construction Materials -- 2.0%
                 35,500   Martin Marietta Materials, Inc.    1,667,435
            ---------------------------------------------------------
            Diversified Financial Services -- 5.8%
                100,900   Citigroup, Inc.                    4,897,686
            ---------------------------------------------------------
            Diversified Telecommunication Services -- 3.7%
                 44,100   BellSouth Corp.                    1,248,030
                 72,600   SBC Comm., Inc.                    1,892,682
                                                           -----------
                                                             3,140,712
            ---------------------------------------------------------
            Electric Utilities -- 6.3%
                 15,500   American Electric Power, Inc.        472,905
                 45,900   CMS Energy Corp.*                    391,068
                 21,700   Exelon Corp.                       1,440,012
                 47,000   FirstEnergy Corp.                  1,654,400
                 19,400   Progress Energy, Inc.                878,044
                 21,500   TXU Corp.                            509,980
                                                           -----------
                                                             5,346,409
            ---------------------------------------------------------
            Food and Staples Retailing -- 1.9%
                 32,300   Albertson's, Inc.                    731,595
                 24,100   Costco Wholesale Corp.*              896,038
                                                           -----------
                                                             1,627,633
            ---------------------------------------------------------
            Gas Utilities -- 1.2%
                 35,000   Sempra Energy                      1,052,100
            ---------------------------------------------------------
            Health Care Equipment and Supplies -- 0.6%
                 17,500   Baxter Int'l., Inc.                  534,100
            ---------------------------------------------------------
            Health Care Providers and Services -- 4.5%
                  9,300   Anthem, Inc.*                        697,500
                  5,400   Quest Diagnostics, Inc.*             394,794
                 46,600   UnitedHealth Group                 2,711,188
                                                           -----------
                                                             3,803,482
            ---------------------------------------------------------

          -----------------------------------------------------------
          Shares                                                Value
          -----------------------------------------------------------
          Household Durables -- 0.3%
              11,200 Newell Rubbermaid, Inc.              $   255,024
          -----------------------------------------------------------
          Household Products -- 1.2%
              16,700 Kimberly-Clark Corp.                     986,803
          -----------------------------------------------------------
          Information Technology Services -- 1.5%
              30,300 First Data Corp.                       1,245,027
          -----------------------------------------------------------
          Insurance -- 4.3%
              19,000 AFLAC, Inc.                              687,420
              24,400 American Int'l. Group, Inc.            1,617,232
              22,400 Hartford Financial Svcs. Group, Inc.   1,322,272
                                                          -----------
                                                            3,626,924
          -----------------------------------------------------------
          Machinery -- 4.2%
              28,600 Illinois Tool Works, Inc.              2,399,826
              24,800 Pentair, Inc.                          1,133,360
                                                          -----------
                                                            3,533,186
          -----------------------------------------------------------
          Media -- 4.9%
              10,000 Gannett Co., Inc.                        891,600
               9,700 McGraw-Hill Cos., Inc.                   678,224
              94,300 Time Warner, Inc.*                     1,696,457
              20,300 Viacom, Inc.                             900,914
                                                          -----------
                                                            4,167,195
          -----------------------------------------------------------
          Oil and Gas -- 8.8%
              13,600 Anadarko Petroleum Corp.                 693,736
              38,800 ConocoPhillips                         2,544,116
             103,600 Exxon Mobil Corp.                      4,247,600
                                                          -----------
                                                            7,485,452
          -----------------------------------------------------------
          Paper and Forest Products -- 1.0%
              30,000 MeadWestvaco Corp.                       892,500
          -----------------------------------------------------------
          Pharmaceuticals -- 5.2%
              69,100 Bristol-Myers Squibb Corp.             1,976,260
               6,000 Johnson & Johnson                        309,960
              49,700 Wyeth                                  2,109,765
                                                          -----------
                                                            4,395,985
          -----------------------------------------------------------
          Road and Rail -- 3.9%
              46,400 Burlington Northern Santa Fe           1,501,040
              75,200 Norfolk Southern Corp.                 1,778,480
                                                          -----------
                                                            3,279,520
          -----------------------------------------------------------
          Thrifts and Mortgage Finance -- 4.6%
              43,100 Federal Home Loan Mortgage Corp.       2,513,592
              38,550 GreenPoint Financial Corp.             1,361,586
                                                          -----------
                                                            3,875,178
          -----------------------------------------------------------
          Wireless Telecommunication Services -- 4.6%
             139,500 Nextel Comm., Inc.*                    3,914,370
          -----------------------------------------------------------
                     Total Common Stocks
                      (Cost $62,941,376)                   81,444,393
          -----------------------------------------------------------

           Exchange-Traded Fund -- 1.5%
              11,000 S&P Depositary Receipts
                     Trust Series 1
                     exp. 12/31/2099
                      (Cost $1,157,650)                   $ 1,224,080
          -----------------------------------------------------------


--------------------------------------------------------------------------------
See notes to financial statements.

The Guardian UBS Large Cap Value Fund
Schedule of Investments (Continued)

             Repurchase Agreement -- 2.8%
            Principal
            Amount                                                Value
            -----------------------------------------------------------
            $ 2,408,000   State Street Bank and Trust Co.
                          repurchase agreement,
                          dated 12/31/2003, maturity
                          value $1,408,123 at
                          0.92%, due 1/2/2004 (1)
                           (Cost $2,408,000)               $ 2,408,000
            ----------------------------------------------------------
            Total Investments -- 100.3%
             (Cost $66,507,026)                             85,076,473
            Liabilities in Excess of Cash, Receivables and
             Other Assets -- (0.3)%                           (249,418)
            ----------------------------------------------------------
            Net Assets -- 100%                             $84,827,055
            ----------------------------------------------------------

* Non-income producing security.
(1)The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
                                             See notes to financial statements.

..   The Guardian Park Avenue Small Cap Fund

          Common Stocks -- 99.1%
         Shares                                                   Value
         --------------------------------------------------------------
         Aerospace and Defense -- 2.3%
            187,600 EDO Corp.                              $  4,624,340
         --------------------------------------------------------------
         Airlines -- 1.8%
            198,100 Skywest, Inc.                             3,589,572
         --------------------------------------------------------------
         Auto Components -- 2.5%
            126,000 American Axle & Mfg. Hldgs., Inc.*        5,092,920
         --------------------------------------------------------------
         Beverages -- 0.7%
             47,400 Cott Corp.*                               1,327,674
         --------------------------------------------------------------
         Biotechnology -- 6.5%
             41,200 Angiotech Pharmaceuticals, Inc.*          1,895,200
             38,900 Charles River Laboratories Int'l.*        1,335,437
            121,700 Exact Sciences Corp.*                     1,231,604
             74,400 ILEX Oncology, Inc.*                      1,581,000
             76,000 NPS Pharmaceuticals, Inc.*                2,336,240
            128,800 Protein Design Labs., Inc.*               2,305,520
            249,300 Repligen Corp.*                           1,089,441
            179,800 XOMA Ltd.*                                1,186,680
                                                           ------------
                                                             12,961,122
         --------------------------------------------------------------
         Capital Markets -- 2.3%
            120,600 Investors Financial Svcs. Corp.           4,632,246
         --------------------------------------------------------------
         Chemicals -- 0.6%
             40,200 Cabot Corp.                               1,279,968
         --------------------------------------------------------------
         Commercial Banks -- 6.0%
            161,800 Boston Private Financial Hldgs., Inc.*    4,019,112
             30,200 Community Bank System, Inc.               1,479,800
             28,600 East West Bancorp, Inc.                   1,535,248
             55,500 Southwest Bancorp. of Texas, Inc.         2,156,175
             37,700 UCBH Hldgs., Inc.                         1,469,169
             30,750 Wintrust Financial Corp.                  1,386,825
                                                           ------------
                                                             12,046,329
         --------------------------------------------------------------
         Commercial Services and Supplies -- 1.8%
             43,800 Banta Corp.                               1,773,900
            135,000 Labor Ready, Inc.*                        1,768,500
                                                           ------------
                                                              3,542,400
         --------------------------------------------------------------
         Communications Equipment -- 0.8%
            209,500 Symmetricom, Inc.*                        1,525,160
         --------------------------------------------------------------
         Computers and Peripherals -- 0.9%
            120,800 Synaptics, Inc.*                          1,809,584
         --------------------------------------------------------------
         Construction and Engineering -- 0.9%
             38,100 Jacobs Engineering Group, Inc.*           1,829,181
         --------------------------------------------------------------
         Diversified Financial Services -- 2.1%
            140,600 Financial Federal Corp.*                  4,295,330
         --------------------------------------------------------------
         Diversified Telecommunication Services -- 1.6%
             39,300 Comwlth. Tel. Enterprises, Inc.*          1,483,575
            156,300 TALK America Hldgs., Inc.*                1,800,576
                                                           ------------
                                                              3,284,151
         --------------------------------------------------------------
         Electronic Equipment and Instruments -- 2.7%
             55,500 Benchmark Electronics, Inc.*              1,931,955
             71,200 Merix Corp.*                              1,746,536
             43,000 Varian, Inc.*                             1,794,390
                                                           ------------
                                                              5,472,881
         --------------------------------------------------------------
         Energy Equipment and Services -- 4.1%
            386,000 Grant Prideco, Inc.*                      5,025,720
            316,700 Key Energy Svcs., Inc.*                   3,265,177
                                                           ------------
                                                              8,290,897
         --------------------------------------------------------------

         --------------------------------------------------------------
         Shares                                                   Value
         --------------------------------------------------------------
         Food and Staples Retailing -- 1.1%
             63,100 United Natural Foods, Inc.*            $  2,265,921
         --------------------------------------------------------------
         Food Products -- 1.3%
             61,100 American Italian Pasta Co.*               2,560,090
         --------------------------------------------------------------
         Gas Utilities -- 0.7%
             51,500 AGL Resources, Inc.                       1,498,650
         --------------------------------------------------------------
         Health Care Equipment and Supplies -- 4.3%
             93,700 ALARIS Medical Systems, Inc.*             1,425,177
            150,000 American Medical Systems Hldgs., Inc.*    3,270,000
             83,600 Immucor, Inc.*                            1,704,604
             42,100 Sola Int'l., Inc.*                          791,480
             75,300 Synovis Life Technologies, Inc.           1,531,602
                                                           ------------
                                                              8,722,863
         --------------------------------------------------------------
         Hotels, Restaurants and Leisure -- 2.6%
            130,600 Penn National Gaming, Inc.*               3,014,248
             76,500 Ruby Tuesday, Inc.                        2,179,485
                                                           ------------
                                                              5,193,733
         --------------------------------------------------------------
         Information Technology Services -- 2.1%
             40,400 CACI Int'l., Inc.*                        1,964,248
            147,500 Keane, Inc.*                              2,159,400
                                                           ------------
                                                              4,123,648
         --------------------------------------------------------------
         Insurance -- 2.7%
             75,500 Direct General Corp.                      2,499,050
             25,500 Montpelier Re Hldgs. Ltd.                   935,850
             59,000 ProAssurance Corp.*                       1,896,850
                                                           ------------
                                                              5,331,750
         --------------------------------------------------------------
         Internet Software and Services -- 2.2%
            114,400 Netegrity, Inc.*                          1,179,464
             85,100 PEC Solutions, Inc.*                      1,442,445
            217,300 S1 Corp.*                                 1,749,265
                                                           ------------
                                                              4,371,174
         --------------------------------------------------------------
         Machinery -- 3.6%
            139,800 AGCO Corp.*                               2,815,572
             70,000 CLARCOR, Inc.                             3,087,000
             33,100 IDEX Corp.                                1,376,629
                                                           ------------
                                                              7,279,201
         --------------------------------------------------------------
         Media -- 1.9%
            165,800 Gray Television, Inc.                     2,506,896
             21,200 Media General, Inc.                       1,380,120
                                                           ------------
                                                              3,887,016
         --------------------------------------------------------------
         Metals and Mining -- 1.7%
            158,000 Hecla Mining Co.*                         1,309,820
             96,200 Massey Energy Co.                         2,000,960
                                                           ------------
                                                              3,310,780
         --------------------------------------------------------------
         Multi-Utilities and Unregulated Power -- 1.9%
            171,700 ONEOK, Inc.                               3,791,136
         --------------------------------------------------------------
         Oil and Gas -- 4.9%
            203,500 Energy Partners Ltd.*                     2,828,650
            152,200 Magnum Hunter Resources, Inc.*            1,447,422
            263,800 Range Resources Corp.*                    2,492,910
             40,700 Western Gas Resources, Inc.               1,923,075
             66,500 Whiting Petroleum Corp.*                  1,223,600
                                                           ------------
                                                              9,915,657
         --------------------------------------------------------------
         Paper and Forest Products -- 0.8%
             94,700 Louisiana-Pacific Corp.*                  1,693,236
         --------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

The Guardian Park Avenue Small Cap Fund
Schedule of Investments (Continued)

          ---------------------------------------------------------------

          Shares                                                    Value
          ---------------------------------------------------------------
          Pharmaceuticals -- 4.8%
              89,400   Atrix Laboratories, Inc.*             $  2,149,176
              25,500   Medicis Pharmaceutical Corp.             1,818,150
             190,200   Pain Therapeutics, Inc.*                 1,321,890
              75,400   Salix Pharmaceuticals Ltd.*              1,709,318
              41,700   Taro Pharmaceutical Inds. Ltd.*          2,689,650
                                                             ------------
                                                                9,688,184
          --------------------------------------------------------------
          Real Estate -- 1.8%
              61,400   Arden Realty, Inc.                       1,862,876
              41,600   Home Pptys. NY, Inc.                     1,680,224
                                                             ------------
                                                                3,543,100
          --------------------------------------------------------------
          Road and Rail -- 2.1%
              48,100   Arkansas Best Corp.                      1,509,859
             138,625   Werner Enterprises, Inc.                 2,701,801
                                                             ------------
                                                                4,211,660
          --------------------------------------------------------------
          Semiconductors and Semiconductor Equipment -- 5.1%
              87,100   Credence Systems Corp.*                  1,146,236
             117,100   Entegris, Inc.*                          1,504,735
              83,200   Micrel, Inc.*                            1,296,256
             168,100   Pericom Semiconductor Corp.*             1,791,946
              65,900   Sigmatel, Inc.*                          1,626,412
             145,200   Silicon Storage Technology, Inc.*        1,597,200
              31,200   Varian Semiconductor Equipment
                        Assoc., Inc.*                           1,363,128
                                                             ------------
                                                               10,325,913
          --------------------------------------------------------------
          Software -- 6.1%
             204,100   Borland Software Corp.*                  1,985,893
             128,900   Bottomline Technologies, Inc.*           1,160,100
              72,100   FactSet Research Systems, Inc.           2,754,941
             263,300   Lawson Software, Inc.*                   2,166,959
              59,200   Manhattan Assoc., Inc.*                  1,636,288
              80,900   RSA Security, Inc.*                      1,148,780
             113,600   Verisity Ltd.*                           1,448,400
                                                             ------------
                                                               12,301,361
          --------------------------------------------------------------
          Specialty Retail -- 2.9%
              43,300   Cost Plus, Inc.*                         1,775,300
              55,900   Group 1 Automotive, Inc.*                2,023,021
             108,800   Movie Gallery, Inc.*                     2,032,384
                                                             ------------
                                                                5,830,705
          --------------------------------------------------------------
          Thrifts and Mortgage Finance -- 5.2%
              67,800   BankUnited Financial Corp.*              1,748,562
             166,800   Federal Agricultural Mortgage Corp.*     5,330,928
             178,398   W Hldg. Co., Inc.                        3,319,987
                                                             ------------
                                                               10,399,477
          --------------------------------------------------------------
          Water Utilities -- 0.7%
              60,625   Philadelphia Subn. Corp.                 1,339,813
          --------------------------------------------------------------
          Wireless Telecommunication Services -- 1.0%
             112,600   Western Wireless Corp.*                  2,067,336
          --------------------------------------------------------------
                       Total Common Stocks
                        (Cost $155,682,958)                   199,256,159
          --------------------------------------------------------------

            Repurchase Agreement -- 1.6%
           ------------------------------------------------------------
           Principal
           Amount                                                 Value
           ------------------------------------------------------------
           $ 3,200,000   State Street Bank and Trust Co.
                         repurchase agreement,
                         dated 12/31/2003, maturity
                         value $3,200,164 at
                         0.92%, due 1/2/2004 (1)
                           (Cost $3,200,000)              $  3,200,000
           -----------------------------------------------------------
           Total Investments -- 100.7%
            (Cost $158,882,958)                            202,456,159
           Liabilities in Excess of Cash, Receivables and
            Other Assets -- (0.7)%                          (1,433,213)
           -----------------------------------------------------------
           Net Assets -- 100%                             $201,022,946
           -----------------------------------------------------------

* Non-income producing security.
(1)The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
                                             See notes to financial statements.

..   The Guardian UBS Small Cap Value Fund

             Common Stocks -- 96.3%
            ---------------------------------------------------------
            Shares                                              Value
            ---------------------------------------------------------
            Aerospace and Defense -- 2.5%
              22,300  Esterline Technologies Corp.*      $    594,741
              10,800  Triumph Group, Inc.*                    393,120
                                                         ------------
                                                              987,861
            --------------------------------------------------------
            Airlines -- 1.1%
              20,300  Mesa Air Group, Inc.*                   254,156
              13,300  Pinnacle Airlines Corp.*                184,737
                                                         ------------
                                                              438,893
            --------------------------------------------------------
            Auto Components -- 1.4%
              12,500  Superior Industries Int'l., Inc.        544,000
            --------------------------------------------------------
            Building Products -- 0.4%
              14,500  Apogee Enterprises, Inc.                164,575
            --------------------------------------------------------
            Capital Markets -- 1.4%
              16,100  Allied Capital Corp.                    448,868
               3,600  National Financial Partners Corp.        99,180
                                                         ------------
                                                              548,048
            --------------------------------------------------------
            Chemicals -- 2.2%
              13,700  A. Schulman, Inc.                       292,084
              17,300  Lubrizol Corp.                          562,596
                                                         ------------
                                                              854,680
            --------------------------------------------------------
            Commercial Banks -- 11.7%
              15,000  City National Corp.                     931,800
              45,800  Colonial BancGroup, Inc.                793,256
              20,200  Cullen/Frost Bankers, Inc.              819,514
              19,360  F. N. B. Corp.                          686,312
               6,300  First BanCorp.                          249,165
              12,600  Greater Bay Bancorp                     358,848
              23,500  Trustmark Corp.                         687,845
                                                         ------------
                                                            4,526,740
            --------------------------------------------------------
            Commercial Services and Supplies -- 5.1%
              17,100  John H. Harland Co.                     466,830
              25,600  McGrath Rentcorp                        697,600
              12,200  Mobile Mini, Inc.*                      240,584
              18,700  New England Business Svc., Inc.         551,650
                                                         ------------
                                                            1,956,664
            --------------------------------------------------------
            Communications Equipment -- 1.5%
              15,000  Harris Corp.                            569,250
            --------------------------------------------------------
            Computers and Peripherals -- 1.0%
             130,500  Quantum Corp.*                          407,160
            --------------------------------------------------------
            Construction and Engineering -- 0.7%
               6,500  EMCOR Group, Inc.*                      285,350
            --------------------------------------------------------
            Electric Utilities -- 1.5%
              12,000  Hawaiian Electric Industries, Inc.      568,440
            --------------------------------------------------------
            Electrical Equipment -- 1.6%
              28,800  Regal-Beloit Corp.                      633,600
            --------------------------------------------------------
            Electronic Equipment and Instruments -- 3.8%
              26,300  Methode Electronics, Inc.               321,649
              23,400  Newport Corp.*                          386,802
              28,300  Park Electrochemical Corp.              749,667
                                                         ------------
                                                            1,458,118
            --------------------------------------------------------
            Energy Equipment and Services -- 3.2%
              19,400  Oceaneering Int'l., Inc.*               543,200
              29,000  Offshore Logistics, Inc.*               711,080
                                                         ------------
                                                            1,254,280
            --------------------------------------------------------

         --------------------------------------------------------------
         Shares                                                   Value
         --------------------------------------------------------------
         Food Products -- 1.6%
           11,500 Lancaster Colony Corp.                   $    519,340
            5,800 Sensient Technologies Corp.                   114,666
                                                           ------------
                                                                634,006
         --------------------------------------------------------------
         Gas Utilities -- 1.1%
           15,100 AGL Resources, Inc.                           439,410
         --------------------------------------------------------------
         Health Care Equipment and Supplies -- 3.8%
           12,500 Haemonetics Corp.*                            298,625
            3,600 ICU Medical, Inc.*                            123,408
           18,000 Mentor Corp.                                  433,080
           15,800 Ocular Sciences, Inc.*                        453,618
           31,100 Theragenics Corp.*                            170,117
                                                           ------------
                                                              1,478,848
         --------------------------------------------------------------
         Health Care Providers and Services -- 4.2%
            5,900 Apria Healthcare Group, Inc.*                 167,973
            5,700 Coventry Health Care, Inc.*                   367,593
            9,000 RehabCare Group, Inc.*                        191,340
           18,000 Renal Care Group, Inc.*                       741,600
           28,300 Stewart Enterprises, Inc.*                    160,744
                                                           ------------
                                                              1,629,250
         --------------------------------------------------------------
         Hotels, Restaurants and Leisure -- 2.0%
            2,700 Bally Total Fitness Hldg. Corp.*               18,900
           15,700 CBRL Group, Inc.                              600,682
           17,100 Dover Downs Gaming & Entertainment, Inc.      161,766
                                                           ------------
                                                                781,348
         --------------------------------------------------------------
         Household Durables -- 4.7%
           38,000 Department 56, Inc.*                          497,800
           24,600 Furniture Brands Int'l., Inc.                 721,518
            8,900 Libbey, Inc.                                  253,472
           10,800 Stanley Furniture Co., Inc.                   340,200
                                                           ------------
                                                              1,812,990
         --------------------------------------------------------------
         Industrial Conglomerates -- 2.0%
           25,000 ALLETE, Inc.                                  765,000
         --------------------------------------------------------------
         Information Technology Services -- 1.6%
           28,900 American Management Systems, Inc.*            435,523
           49,700 Computer Task Group, Inc.*                    193,333
                                                           ------------
                                                                628,856
         --------------------------------------------------------------
         Insurance -- 4.8%
           27,200 AmerUs Group Co.                              951,184
            9,100 Donegal Group, Inc.                           200,382
            9,750 Fidelity National Financial, Inc.             378,105
            9,900 Selective Insurance Group, Inc.               320,364
                                                           ------------
                                                              1,850,035
         --------------------------------------------------------------
         Machinery -- 2.0%
           18,100 Federal Signal Corp.                          317,112
           10,200 Harsco Corp.                                  446,964
                                                           ------------
                                                                764,076
         --------------------------------------------------------------
         Media -- 1.9%
           23,600 Radio One, Inc.*                              455,480
           16,100 Saga Comm., Inc.*                             298,333
                                                           ------------
                                                                753,813
         --------------------------------------------------------------
         Metals and Mining -- 1.7%
           13,900 Quanex Corp.                                  640,790
         --------------------------------------------------------------
         Multi-Utilities and Unregulated Power -- 2.7%
           24,100 Equitable Resources, Inc.                   1,034,372
         --------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

The Guardian UBS Small Cap Value Fund
Schedule of Investments (Continued)

            -------------------------------------------------------
            Shares                                            Value
            -------------------------------------------------------
            Oil and Gas -- 2.1%
              22,700 Cimarex Energy Co.*                $   605,863
               4,900 Stone Energy Corp.*                    208,005
                                                        -----------
                                                            813,868
            -------------------------------------------------------
            Personal Products -- 0.9%
              18,800 Chattem, Inc.*                         336,520
            -------------------------------------------------------
            Real Estate -- 7.5%
               8,000 EastGroup Pptys., Inc.                 259,040
              43,700 Equity Inns, Inc.                      395,485
              31,900 Innkeepers USA Trust                   267,003
              13,000 Kilroy Realty Corp.                    425,750
              14,700 Parkway Pptys., Inc.                   611,520
               8,000 SL Green Realty Corp.                  328,400
              22,700 Thornburg Mortgage, Inc.               617,440
                                                        -----------
                                                          2,904,638
            -------------------------------------------------------
            Road and Rail -- 2.8%
              21,000 Genesee & Wyoming, Inc.*               661,500
              11,600 Yellow Roadway Corp.*                  419,572
                                                        -----------
                                                          1,081,072
            -------------------------------------------------------
            Semiconductors and Semiconductor Equipment -- 0.8%
               7,900 Dupont Photomasks, Inc.*               190,706
               7,000 Integrated Silicon Solution, Inc.*     109,690
                                                        -----------
                                                            300,396
            -------------------------------------------------------
            Software -- 2.0%
              26,200 Reynolds & Reynolds Co.                761,110
            -------------------------------------------------------
            Specialty Retail -- 3.4%
              16,100 Linens 'n Things, Inc.*                484,288
               5,800 Michaels Stores, Inc.                  256,360
              16,700 Party City Corp.*                      211,923
              11,700 Rent-A-Center, Inc.*                   349,596
                                                        -----------
                                                          1,302,167
            -------------------------------------------------------
            Textiles, Apparel and Luxury Goods -- 0.3%
               6,300 OshKosh B'Gosh, Inc.                   135,198
            -------------------------------------------------------
            Thrifts and Mortgage Finance -- 3.3%
              10,500 Independence Community Bank Corp.      377,685
              29,700 IndyMac Bancorp, Inc.                  884,763
                                                        -----------
                                                          1,262,448
            -------------------------------------------------------
                     Total Common Stocks
                      (Cost $29,309,763)                 37,307,870
            -------------------------------------------------------

             Exchange-Traded Fund -- 1.3%
               3,100 iShares Russell 2000
                     Value Index Fund
                      (Cost $334,252)                   $   497,240
            -------------------------------------------------------

              Repurchase Agreement -- 2.6%
             -----------------------------------------------------------
             Principal
             Amount                                                Value
             -----------------------------------------------------------
             $ 990,000    State Street Bank and Trust Co.
                          repurchase agreement,
                          dated 12/31/2003, maturity
                          value $990,051 at
                          0.92%, due 1/2/2004 (1)
                           (Cost $990,000)                  $   990,000
             ----------------------------------------------------------
             Total Investments -- 100.2%
              (Cost $30,634,015)                             38,795,110
             Liabilities in Excess of Cash, Receivables and
              Other Assets -- (0.2)%                            (62,251)
             ----------------------------------------------------------
             Net Assets -- 100%                             $38,732,859
             ----------------------------------------------------------

* Non-income producing security.
(1)The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
                                             See notes to financial statements.

..   The Guardian Asset Allocation Fund


              Common Stocks -- 13.5%
             Shares                                           Value
             ------------------------------------------------------
             Aerospace and Defense -- 0.2%
                  3,044 Boeing Co.                     $    128,274
                  2,736 Honeywell Int'l., Inc.               91,465
                  1,046 Lockheed Martin Corp.                53,764
                    606 Northrop Grumman Corp.               57,934
                  1,924 Raytheon Co.                         57,797
                    318 United Technologies Corp.            30,137
                                                       ------------
                                                            419,371
             ------------------------------------------------------
             Air Freight and Logistics -- 0.1%
                  2,119 United Parcel Svcs., Inc.           157,971
             ------------------------------------------------------
             Airlines -- 0.0%
                  2,503 Southwest Airlines Co.               40,398
             ------------------------------------------------------
             Automobiles -- 0.2%
                  5,835 Ford Motor Co.                       93,360
                  2,438 General Motors Corp.                130,189
                  1,219 Harley-Davidson, Inc.                57,939
                                                       ------------
                                                            281,488
             ------------------------------------------------------
             Beverages -- 0.4%
                  2,438 Anheuser-Busch Cos., Inc.           128,434
                  4,595 Coca-Cola Co.                       233,196
                  3,197 Coca-Cola Enterprises, Inc.          69,918
                  2,867 PepsiCo., Inc.                      133,660
                  2,305 The Pepsi Bottling Group, Inc.       55,735
                                                       ------------
                                                            620,943
             ------------------------------------------------------
             Biotechnology -- 0.2%
                  2,242 Amgen, Inc.*                        138,556
                    917 Biogen Idec, Inc.*                   33,727
                  1,035 Chiron Corp.*                        58,985
                  1,726 MedImmune, Inc.*                     43,840
                                                       ------------
                                                            275,108
             ------------------------------------------------------
             Building Products -- 0.0%
                  2,608 Masco Corp.                          71,485
             ------------------------------------------------------
             Capital Markets -- 0.5%
                  2,547 Bank of New York, Inc.               84,357
                  8,048 Charles Schwab Corp.                 95,288
                  1,000 Goldman Sachs Group, Inc.            98,730
                  5,066 J.P. Morgan Chase & Co.             186,074
                    980 Lehman Brothers Hldgs., Inc.         75,676
                  2,356 Mellon Financial Corp.               75,651
                    410 Merrill Lynch & Co., Inc.            24,046
                  3,352 Morgan Stanley                      193,980
                     57 State Street Corp.                    2,969
                                                       ------------
                                                            836,771
             ------------------------------------------------------
             Chemicals -- 0.2%
                    567 Dow Chemical Co.                     23,570
                  3,035 E.I. Du Pont de Nemours & Co.       139,276
                  1,085 Monsanto Co.                         31,226
                  1,174 PPG Industries, Inc.                 75,160
                  1,770 Rohm & Haas Co.                      75,597
                                                       ------------
                                                            344,829
             ------------------------------------------------------
             Commercial Banks -- 0.8%
                  4,591 Bank of America Corp.               369,254
                  1,872 BB&T Corp.                           72,334
                  2,217 Fifth Third Bancorp                 131,025
                  4,514 FleetBoston Financial Corp.         197,036
                  1,410 KeyCorp                              41,341
                  3,312 U.S. Bancorp                         98,631
                  4,992 Wachovia Corp.                      232,577
                  3,950 Wells Fargo & Co.                   232,616
                                                       ------------
                                                          1,374,814
             ------------------------------------------------------

              -----------------------------------------------------------
              Shares                                                Value
              -----------------------------------------------------------
              Commercial Services and Supplies -- 0.2%
                   5,396      Cendant Corp.*                 $    120,169
                   1,807      Cintas Corp.                         90,585
                   1,630      Pitney Bowes, Inc.                   66,211
                   2,779      Waste Management, Inc.               82,258
                                                             ------------
                                                                  359,223
              ----------------------------------------------------------
              Communications Equipment -- 0.4%
                  15,125      Cisco Systems, Inc.*                367,386
                   6,482      Corning, Inc.*                       67,608
                   6,075      Motorola, Inc.                       85,475
                   2,384      QUALCOMM, Inc.                      128,569
                                                             ------------
                                                                  649,038
              ----------------------------------------------------------
              Computers and Peripherals -- 0.5%
                   4,776      Dell, Inc.*                         162,193
                   5,386      EMC Corp.*                           69,587
                   8,215      Hewlett Packard Co.                 188,698
                   4,066      Int'l. Business Machines            376,837
                  12,916      Sun Microsystems, Inc.*              57,993
                                                             ------------
                                                                  855,308
              ----------------------------------------------------------
              Consumer Finance -- 0.2%
                   1,972      American Express Co.                 95,110
                     146      Capital One Financial Corp.           8,948
                   4,750      MBNA Corp.                          118,038
                   2,265      SLM Corp.                            85,345
                                                             ------------
                                                                  307,441
              ----------------------------------------------------------
              Distributors -- 0.1%
                   2,967      Genuine Parts Co.                    98,504
              ----------------------------------------------------------
              Diversified Financial Services -- 0.3%
                  11,373      Citigroup, Inc.                     552,045
              ----------------------------------------------------------
              Diversified Telecommunication Services -- 0.4%
                   1,564      ALLTEL Corp.                         72,851
                   1,989      AT & T Corp.                         40,377
                   5,078      BellSouth Corp.                     143,707
                   5,290      SBC Comm., Inc.                     137,910
                   1,710      Sprint Corp. (FON Group)             28,078
                   4,971      Verizon Comm.                       174,383
                                                             ------------
                                                                  597,306
              ----------------------------------------------------------
              Electric Utilities -- 0.2%
                   1,705      Entergy Corp.                        97,407
                     525      Exelon Corp.                         34,839
                   1,214      FPL Group, Inc.                      79,420
                   1,395      Progress Energy, Inc.                63,138
                   2,650      Southern Co.                         80,162
                   1,292      TXU Corp.                            30,646
                                                             ------------
                                                                  385,612
              ----------------------------------------------------------
              Electrical Equipment -- 0.1%
                     424      Cooper Industries Ltd.               24,562
                   1,106      Emerson Electric Co.                 71,614
                                                             ------------
                                                                   96,176
              ----------------------------------------------------------
              Electronic Equipment and Instruments -- 0.1%
                   2,990      Agilent Technologies, Inc.*          87,428
                   4,723      Solectron Corp.*                     27,913
                                                             ------------
                                                                  115,341
              ----------------------------------------------------------
              Energy Equipment and Services -- 0.1%
                   2,205      Baker Hughes, Inc.                   70,913
                   1,681      Schlumberger Ltd.                    91,984
                                                             ------------
                                                                  162,897
              ----------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

The Guardian Asset Allocation Fund
Schedule of Investments (Continued)

          -----------------------------------------------------------
          Shares                                                Value
          -----------------------------------------------------------
          Food and Staples Retailing -- 0.4%
                  840 Albertson's, Inc.                  $     19,026
                2,620 CVS Corp.                                94,634
                2,409 Kroger Co.*                              44,591
                1,099 Safeway, Inc.*                           24,079
               10,695 Wal-Mart Stores, Inc.                   567,370
                                                         ------------
                                                              749,700
          -----------------------------------------------------------
          Food Products -- 0.3%
                2,194 Archer-Daniels-Midland Co.               33,393
                2,621 Campbell Soup Co.                        70,243
                2,662 ConAgra Foods, Inc.                      70,250
                  928 General Mills, Inc.                      42,038
                2,424 H.J. Heinz Co.                           88,306
                  667 Hershey Foods Corp.                      51,352
                2,012 Kellogg Co.                              76,617
                1,269 W.M. Wrigley Jr. Co.                     71,331
                                                         ------------
                                                              503,530
          -----------------------------------------------------------
          Health Care Equipment and Supplies -- 0.4%
                2,128 Baxter Int'l., Inc.                      64,947
                2,122 Becton Dickinson & Co., Inc.             87,299
                2,932 Boston Scientific Corp.                 107,780
                  136 C.R. Bard, Inc.                          11,050
                2,016 Guidant Corp.                           121,363
                1,756 Medtronic, Inc.                          85,359
                1,442 St. Jude Medical, Inc.*                  88,467
                  594 Stryker Corp.                            50,496
                  884 Zimmer Hldgs., Inc.*                     62,234
                                                         ------------
                                                              678,995
          -----------------------------------------------------------
          Health Care Providers and Services -- 0.2%
                  998 AmerisourceBergen Corp.                  56,038
                  746 Cigna Corp.                              42,895
                  306 HCA, Inc.                                13,146
                3,629 Health Management Associates, Inc.       87,096
                1,178 McKesson Corp.                           37,884
                1,512 Tenet Healthcare Corp.*                  24,267
                  929 Wellpoint Health Networks, Inc.*         90,104
                                                         ------------
                                                              351,430
          -----------------------------------------------------------
          Hotels, Restaurants and Leisure -- 0.1%
                2,190 Carnival Corp.                           87,009
                2,751 McDonald's Corp.                         68,307
                2,943 Starbucks Corp.*                         97,296
                                                         ------------
                                                              252,612
          -----------------------------------------------------------
          Household Products -- 0.2%
                  614 Clorox Co.                               29,816
                1,955 Kimberly-Clark Corp.                    115,521
                2,560 Procter & Gamble Co.                    255,693
                                                         ------------
                                                              401,030
          -----------------------------------------------------------
          Industrial Conglomerates -- 0.7%
                2,236 3M Co.                                  190,127
               23,903 General Electric Co.                    740,515
                6,224 Tyco Int'l. Ltd.                        164,936
                                                         ------------
                                                            1,095,578
          -----------------------------------------------------------
          Information Technology Services -- 0.2%
                2,142 Automatic Data Processing, Inc.          84,845
                3,414 Concord EFS, Inc.*                       50,664
                2,525 Electronic Data Systems Corp.            61,963
                3,170 First Data Corp.                        130,255
                  957 Paychex, Inc.                            35,600
                1,608 Sabre Hldgs. Corp.                       34,717
                                                         ------------
                                                              398,044
          -----------------------------------------------------------

          -----------------------------------------------------------
          Shares                                                Value
          -----------------------------------------------------------
          Insurance -- 0.6%
                2,353 AFLAC, Inc.                        $     85,132
                2,008 Allstate Corp.                           86,384
                5,515 American Int'l. Group, Inc.             365,534
                1,281 Chubb Corp.                              87,236
                1,104 John Hancock Financial Svcs., Inc.       41,400
                  186 Loews Corp.                               9,198
                2,164 Marsh & McLennan Cos., Inc.             103,634
                2,884 MetLife, Inc.                            97,104
                1,253 Progressive Corp.                       104,738
                1,586 Travelers Ppty. Casualty Corp.           26,915
                                                         ------------
                                                            1,007,275
          -----------------------------------------------------------
          Internet Software and Services -- 0.0%
                  942 Yahoo! Inc.*                             42,550
          -----------------------------------------------------------
          Leisure Equipment and Products -- 0.1%
                1,149 Eastman Kodak Co.                        29,495
                3,448 Mattel, Inc.                             66,443
                                                         ------------
                                                               95,938
          -----------------------------------------------------------
          Machinery -- 0.2%
                1,626 Caterpillar, Inc.                       134,991
                1,491 Deere & Co.                              96,990
                2,138 Dover Corp.                              84,985
                                                         ------------
                                                              316,966
          -----------------------------------------------------------
          Media -- 0.5%
                2,046 Clear Channel Comm., Inc.                95,814
                3,217 Comcast Corp. - Class A*                105,743
                  216 Comcast Corp. - Class A Special*          6,756
                  629 Gannett Co., Inc.                        56,082
                1,395 New York Times Co.                       66,667
               11,612 Time Warner, Inc.*                      208,900
                   77 Tribune Co.                               3,973
                4,849 Viacom, Inc.                            215,199
                5,567 Walt Disney Co.                         129,878
                                                         ------------
                                                              889,012
          -----------------------------------------------------------
          Metals and Mining -- 0.1%
                2,364 Alcoa, Inc.                              89,832
          -----------------------------------------------------------
          Multiline Retail -- 0.1%
                1,602 Kohl's Corp.*                            71,994
                  481 Target Corp.                             18,470
                                                         ------------
                                                               90,464
          -----------------------------------------------------------
          Multi-Utilities and Unregulated Power -- 0.2%
                3,468 AES Corp.*                               32,738
                4,604 Duke Energy Corp.                        94,152
                3,136 El Paso Corp.                            25,684
                1,682 Public Svc. Enterprise Group, Inc.       73,671
                3,916 Williams Cos., Inc.                      38,455
                                                         ------------
                                                              264,700
          -----------------------------------------------------------
          Oil and Gas -- 0.6%
                1,406 Anadarko Petroleum Corp.                 71,720
                  147 Burlington Resources, Inc.                8,141
                2,887 ChevronTexaco Corp.                     249,408
                1,233 ConocoPhillips                           80,848
               14,298 Exxon Mobil Corp.                       586,218
                2,571 Unocal Corp.                             94,690
                                                         ------------
                                                            1,091,025
          -----------------------------------------------------------
          Paper and Forest Products -- 0.1%
                2,952 Georgia-Pacific Corp.                    90,538
          -----------------------------------------------------------

--------------------------------------------------------------------------------
                                             See notes to financial statements.

The Guardian Asset Allocation Fund
Schedule of Investments (Continued)

           ---------------------------------------------------------
           Shares                                              Value
           ---------------------------------------------------------
           Personal Products -- 0.1%
                 1,376 Avon Products, Inc.              $     92,866
                 2,784 Gillette Co.                          102,257
                                                        ------------
                                                             195,123
           ---------------------------------------------------------
           Pharmaceuticals -- 1.0%
                 1,116 Allergan, Inc.                         85,720
                 6,462 Bristol-Myers Squibb Corp.            184,813
                 3,549 Eli Lilly & Co.                       249,601
                 1,774 Forest Laboratories, Inc.*            109,633
                 6,872 Johnson & Johnson                     355,008
                 1,779 King Pharmaceuticals, Inc.*            27,148
                17,915 Pfizer, Inc.                          632,937
                 3,875 Schering-Plough Corp.                  67,386
                                                        ------------
                                                           1,712,246
           ---------------------------------------------------------
           Real Estate -- 0.1%
                 2,383 Plum Creek Timber Co., Inc.            72,562
                 1,972 Simon Ppty. Group, Inc.                91,383
                                                        ------------
                                                             163,945
           ---------------------------------------------------------
           Road and Rail -- 0.1%
                 2,352 Burlington Northern Santa Fe           76,087
                 1,674 Union Pacific Corp.                   116,310
                                                        ------------
                                                             192,397
           ---------------------------------------------------------
           Semiconductors and Semiconductor Equipment -- 0.6%
                 2,923 Altera Corp.*                          66,352
                   754 Analog Devices, Inc.                   34,420
                 4,648 Applied Materials, Inc.*              104,348
                 1,688 Broadcom Corp.*                        57,544
                13,630 Intel Corp.                           438,886
                 1,448 KLA-Tencor Corp.*                      84,954
                   549 Linear Technology Corp.                23,097
                   794 Maxim Integrated Products, Inc.        39,541
                 3,302 Micron Technology, Inc.*               44,478
                 1,503 Texas Instruments, Inc.                44,158
                 2,346 Xilinx, Inc.*                          90,884
                                                        ------------
                                                           1,028,662
           ---------------------------------------------------------
           Software -- 0.6%
                 1,802 Adobe Systems, Inc.                    70,819
                 3,590 Computer Associates Int'l., Inc.       98,151
                23,245 Microsoft Corp.                       640,167
                 2,830 Siebel Systems, Inc.*                  39,252
                 2,739 VERITAS Software Corp.*               101,781
                                                        ------------
                                                             950,170
           ---------------------------------------------------------
           Specialty Retail -- 0.3%
                 1,416 Bed, Bath & Beyond, Inc.*              61,383
                 1,930 Best Buy Co., Inc.*                   100,823
                 3,143 Home Depot, Inc.                      111,545
                 2,415 Lowe's Cos., Inc.                     133,767
                   432 Staples, Inc.*                         11,794
                 5,047 The Gap, Inc.                         117,141
                                                        ------------
                                                             536,453
           ---------------------------------------------------------
           Textiles, Apparel and Luxury Goods -- 0.0%
                 1,255 NIKE, Inc.                             85,917
           ---------------------------------------------------------
           Thrifts and Mortgage Finance -- 0.2%
                 1,850 Federal National Mortgage Assn.       138,861
                 4,145 Washington Mutual, Inc.               166,297
                                                        ------------
                                                             305,158
           ---------------------------------------------------------
           Tobacco -- 0.2%
                 5,316 Altria Group, Inc.                    289,297
                   509 UST, Inc.                              18,166
                                                        ------------
                                                             307,463
           ---------------------------------------------------------

        ---------------------------------------------------------------
        Shares                                                    Value
        ---------------------------------------------------------------
        Wireless Telecommunication Services -- 0.1%
              12,777 AT & T Wireless Svcs., Inc.*         $    102,088
        ---------------------------------------------------------------
                     Total Common Stocks
                      (Cost $24,129,149)                    22,590,910
        ---------------------------------------------------------------

         Mutual Funds -- 82.7%
        Equity -- 69.5%
          15,277,311 The Guardian S&P 500 Index Fund,
                      Class A (1)+                        $116,565,880
        ---------------------------------------------------------------
        Fixed Income -- 13.2%
           2,190,079 The Guardian Investment Quality Bond
                      Fund, Class A (2)                     22,097,901
        ---------------------------------------------------------------
                     Total Mutual Funds
                      (Cost $153,624,380)                  138,663,781
        ---------------------------------------------------------------

         U.S. Government -- 1.3%
        ---------------------------------------------------------------
        Principal
        Amount                                                    Value
        ---------------------------------------------------------------
                     U.S. Treasury Bill
        $  2,000,000  0.84%, 1/29/2004 (3)                $  1,998,693
             200,000  0.88%, 1/8/2004 (3)                      199,966
        ---------------------------------------------------------------
                     Total U.S. Government
                      (Cost $2,198,659)                      2,198,659
        ---------------------------------------------------------------

         Repurchase Agreement -- 2.6%
        $  4,355,000 State Street Bank and Trust Co.
                     repurchase agreement,
                     dated 12/31/2003, maturity
                     value $4,355,223 at
                     0.92%, due 1/2/2004 (4)
                      (Cost $4,355,000)                   $  4,355,000
        ---------------------------------------------------------------
        Total Investments -- 100.1%
         (Cost $184,307,188)                               167,808,350
        Liabilities in Excess of Cash, Receivables and
         Other Assets -- (0.1)%                               (242,305)
        ---------------------------------------------------------------
        Net Assets -- 100%                                $167,566,045
        ---------------------------------------------------------------

* Non-income producing security.
+ The Guardian S&P 500 Index Fund financials are included herein.
(1)Majority-owned subsidiary.
(2)Affiliated issuer.
(3)The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.
(4)The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

          Purchased (P)/Sold (S) Futures Contracts
                                                            Unrealized
                                                         Appreciation/
         Contracts Type     Description      Expiration (Depreciation)
         --------------------------------------------------------------
         198        S   U.S. Treasury Notes,
                               5 Year          3/2004     $    (98,027)
         100        P      S&P 500 Index       3/2004          670,446
                                                          ------------
                                                          $    572,419
         --------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

..   The Guardian S&P 500 Index Fund

            Common Stocks -- 99.0%
           Shares                                              Value
           ---------------------------------------------------------
           Aerospace and Defense -- 1.8%
                 12,788 Boeing Co.                     $     538,886
                  3,125 General Dynamics Corp.               282,469
                  1,476 Goodrich Corp.                        43,823
                 13,224 Honeywell Int'l., Inc.               442,078
                  6,804 Lockheed Martin Corp.                349,726
                  2,870 Northrop Grumman Corp.               274,372
                  6,629 Raytheon Co.                         199,135
                  2,645 Rockwell Collins, Inc.                79,429
                  7,055 United Technologies Corp.            668,602
                                                       -------------
                                                           2,878,520
           ---------------------------------------------------------
           Air Freight and Logistics -- 1.0%
                  4,550 FedEx Corp.                          307,125
                    810 Ryder Systems, Inc.                   27,662
                 17,015 United Parcel Svcs., Inc.          1,268,468
                                                       -------------
                                                           1,603,255
           ---------------------------------------------------------
           Airlines -- 0.1%
                  1,785 Delta Airlines, Inc.                  21,081
                 12,232 Southwest Airlines Co.               197,424
                                                       -------------
                                                             218,505
           ---------------------------------------------------------
           Auto Components -- 0.2%
                    945 Cooper Tire & Rubber Co.              20,204
                  2,085 Dana Corp.                            38,260
                  8,041 Delphi Corp.                          82,099
                  1,786 Goodyear Tire & Rubber Co.*           14,038
                  1,429 Johnson Controls, Inc.               165,935
                  1,852 Visteon Corp.                         19,279
                                                       -------------
                                                             339,815
           ---------------------------------------------------------
           Automobiles -- 0.7%
                 28,159 Ford Motor Co.                       450,544
                  8,879 General Motors Corp.                 474,139
                  4,838 Harley-Davidson, Inc.                229,950
                                                       -------------
                                                           1,154,633
           ---------------------------------------------------------
           Beverages -- 2.6%
                    525 Adolph Coors Co.                      29,452
                 11,891 Anheuser-Busch Cos., Inc.            626,418
                    995 Brown-Forman Corp.                    92,983
                 37,132 Coca-Cola Co.                      1,884,449
                  7,664 Coca-Cola Enterprises, Inc.          167,612
                 25,965 PepsiCo., Inc.                     1,210,488
                  4,359 The Pepsi Bottling Group, Inc.       105,401
                                                       -------------
                                                           4,116,803
           ---------------------------------------------------------
           Biotechnology -- 1.2%
                 19,558 Amgen, Inc.*                       1,208,685
                  5,022 Biogen Idec, Inc.*                   184,709
                  2,723 Chiron Corp.*                        155,184
                  3,379 Genzyme Corp.*                       166,720
                  3,661 MedImmune, Inc.*                      92,989
                                                       -------------
                                                           1,808,287
           ---------------------------------------------------------
           Building Products -- 0.2%
                  1,062 American Standard Cos., Inc.*        106,943
                  7,483 Masco Corp.                          205,109
                                                       -------------
                                                             312,052
           ---------------------------------------------------------
           Capital Markets -- 3.6%
                 11,877 Bank of New York, Inc.               393,366
                  1,537 Bear Stearns Cos., Inc.              122,883
                 19,889 Charles Schwab Corp.                 235,486
                  1,600 Federated Investors, Inc.             46,976
                  3,801 Franklin Resources, Inc.             197,880
                  7,166 Goldman Sachs Group, Inc.            707,499

          ------------------------------------------------------------
          Shares                                                 Value
          ------------------------------------------------------------
                30,880 J.P. Morgan Chase & Co.           $   1,134,222
                 3,184 Janus Capital Group, Inc.                52,250
                 4,199 Lehman Brothers Hldgs., Inc.            324,247
                 6,309 Mellon Financial Corp.                  202,582
                14,254 Merrill Lynch & Co., Inc.               835,997
                16,508 Morgan Stanley                          955,318
                 3,195 Northern Trust Corp.                    148,312
                 5,114 State Street Corp.                      266,337
                 1,728 T. Rowe Price Group, Inc.                81,925
                                                         -------------
                                                             5,705,280
          ------------------------------------------------------------
          Chemicals -- 1.6%
                 3,281 Air Products & Chemicals, Inc.          173,335
                14,085 Dow Chemical Co.                        585,514
                15,009 E.I. Du Pont de Nemours & Co.           688,763
                 1,083 Eastman Chemical Co.                     42,811
                 4,653 Ecolab, Inc.                            127,353
                 1,823 Engelhard Corp.                          54,599
                   685 Great Lakes Chemical Corp.               18,625
                 1,497 Hercules, Inc.*                          18,263
                 1,377 Int'l. Flavors & Fragrances, Inc.        48,085
                 3,976 Monsanto Co.                            114,429
                 2,774 PPG Industries, Inc.                    177,592
                 5,132 Praxair, Inc.                           196,042
                 3,134 Rohm & Haas Co.                         133,853
                 1,093 Sigma-Aldrich                            62,498
                                                         -------------
                                                             2,441,762
          ------------------------------------------------------------
          Commercial Banks -- 6.3%
                 5,373 AmSouth Bancorporation                  131,639
                22,464 Bank of America Corp.                 1,806,780
                17,177 Bank One Corp.                          783,099
                 8,563 BB&T Corp.                              330,874
                 3,302 Charter One Financial, Inc.             114,084
                 2,548 Comerica, Inc.                          142,841
                 8,646 Fifth Third Bancorp                     510,979
                 1,845 First Tennessee Nat'l. Corp.             81,365
                16,251 FleetBoston Financial Corp.             709,356
                 3,600 Huntington Bancshares, Inc.              81,000
                 6,165 KeyCorp                                 180,758
                 3,714 Marshall & Ilsley Corp.                 142,060
                 9,265 National City Corp.                     314,454
                 2,405 North Fork Bancorporation, Inc.          97,330
                 4,177 PNC Financial Svcs. Group               228,607
                 3,484 Regions Financial Corp.                 129,605
                 4,873 SouthTrust Corp.                        159,493
                 4,276 SunTrust Banks, Inc.                    305,734
                 4,926 Synovus Financial Corp.*                142,460
                29,004 U.S. Bancorp                            863,739
                 2,982 Union Planters Corp.                     93,903
                20,178 Wachovia Corp.                          940,093
                25,187 Wells Fargo & Co.                     1,483,262
                 1,438 Zions Bancorporation                     88,193
                                                         -------------
                                                             9,861,708
          ------------------------------------------------------------
          Commercial Services and Supplies -- 1.0%
                 2,838 Allied Waste Industries, Inc.*           39,391
                 2,845 Apollo Group, Inc.*                     193,460
                 1,581 Avery Dennison Corp.                     88,568
                15,262 Cendant Corp.*                          339,885
                 2,425 Cintas Corp.                            121,565
                   997 Deluxe Corp.                             41,206
                 2,052 Equifax, Inc.                            50,274
                 2,604 H & R Block, Inc.                       144,184
                 1,707 Monster Worldwide, Inc.*                 37,486
                 3,634 Pitney Bowes, Inc.                      147,613
                 1,723 R.R. Donnelley & Sons Co.                51,948

--------------------------------------------------------------------------------
                                             See notes to financial statements.

The Guardian S&P 500 Index Fund
Schedule of Investments (Continued)


           ------------------------------------------------------------
           Shares                                                 Value
           ------------------------------------------------------------
                  2,547   Robert Half Int'l., Inc.*       $      59,447
                  8,974   Waste Management, Inc.                265,630
                                                          -------------
                                                              1,580,657
           ----------------------------------------------------------
           Communications Equipment -- 2.9%
                 11,132   ADC Telecomm., Inc.*                   33,062
                  2,400   Andrew Corp.*                          27,624
                  6,102   Avaya, Inc.*                           78,960
                  7,613   CIENA Corp.*                           50,550
                106,642   Cisco Systems, Inc.*                2,590,334
                  2,380   Comverse Technology, Inc.*             41,864
                 19,376   Corning, Inc.*                        202,092
                 18,734   JDS Uniphase Corp.*                    68,379
                 67,556   Lucent Technologies, Inc.*            191,859
                 35,440   Motorola, Inc.                        498,641
                  1,349   QLogic Corp.*                          69,609
                 12,102   QUALCOMM, Inc.                        652,661
                  2,311   Scientific Atlanta, Inc.               63,090
                  5,897   Tellabs, Inc.*                         49,712
                                                          -------------
                                                              4,618,437
           ----------------------------------------------------------
           Computers and Peripherals -- 3.8%
                  6,053   Apple Computer, Inc.*                 129,353
                 38,726   Dell, Inc.*                         1,315,135
                 32,506   EMC Corp.*                            419,977
                  4,621   Gateway, Inc.*                         21,257
                 46,798   Hewlett Packard Co.                 1,074,950
                 26,281   Int'l. Business Machines            2,435,723
                  1,823   Lexmark Int'l. Group, Inc.*           143,361
                  1,379   NCR Corp.*                             53,505
                  5,702   Network Appliance, Inc.*              117,062
                 46,932   Sun Microsystems, Inc.*               210,725
                                                          -------------
                                                              5,921,048
           ----------------------------------------------------------
           Construction and Engineering -- 0.0%
                  1,050   Fluor Corp.                            41,622
           ----------------------------------------------------------
           Construction Materials -- 0.1%
                  1,439   Vulcan Materials Co.                   68,453
           ----------------------------------------------------------
           Consumer Finance -- 1.2%
                 19,651   American Express Co.                  947,768
                  3,450   Capital One Financial Corp.           211,450
                 19,217   MBNA Corp.                            477,542
                  4,111   Providian Financial Corp.*             47,852
                  7,101   SLM Corp.                             267,566
                                                          -------------
                                                              1,952,178
           ----------------------------------------------------------
           Containers and Packaging -- 0.2%
                    813   Ball Corp.                             48,431
                    752   Bemis Co., Inc.                        37,600
                  2,261   Pactiv Corp.*                          54,038
                  1,181   Sealed Air Corp.*                      63,939
                    697   Temple-Inland, Inc.                    43,681
                                                          -------------
                                                                247,689
           ----------------------------------------------------------
           Distributors -- 0.1%
                  2,486   Genuine Parts Co.                      82,535
           ----------------------------------------------------------
           Diversified Financial Services -- 2.6%
                 78,262   Citigroup, Inc.                     3,798,838
                  2,359   Moody's Corp.                         142,837
                  5,116   Principal Financial Group, Inc.       169,186
                                                          -------------
                                                              4,110,861
           ----------------------------------------------------------
           Diversified Telecommunication Services -- 2.8%
                  4,514   ALLTEL Corp.                          210,262
                 12,198   AT & T Corp.                          247,620
                 28,012   BellSouth Corp.                       792,740
                  1,992   CenturyTel, Inc.                       64,979

           ----------------------------------------------------------
           Shares                                               Value
           ----------------------------------------------------------
                  3,719 Citizens Comm. Co.*             $      46,190
                 23,823 Qwest Comm. Int'l., Inc.*             102,915
                 50,060 SBC Comm., Inc.                     1,305,064
                 14,091 Sprint Corp. (FON Group)              231,374
                 41,885 Verizon Comm.                       1,469,326
                                                        -------------
                                                            4,470,470
           ----------------------------------------------------------
           Electric Utilities -- 2.0%
                  1,753 Allegheny Energy, Inc.*                22,368
                  2,471 Ameren Corp.                          113,666
                  6,284 American Electric Power, Inc.         191,725
                  4,248 CenterPoint Energy, Inc.               41,163
                  2,886 CiNergy Corp.                         112,006
                  1,896 CMS Energy Corp.*                      16,154
                  3,075 Consolidated Edison, Inc.             132,256
                  4,770 Dominion Resources, Inc.              304,469
                  2,578 DTE Energy Co.                        101,573
                  4,648 Edison Int'l.*                        101,931
                  3,618 Entergy Corp.                         206,696
                  4,952 Exelon Corp.                          328,615
                  5,049 FirstEnergy Corp.                     177,725
                  2,907 FPL Group, Inc.                       190,176
                  6,344 PG&E Corp.*                           176,173
                  1,212 Pinnacle West Capital Corp.            48,504
                  2,692 PPL Corp.                             117,775
                  3,469 Progress Energy, Inc.                 157,007
                 11,246 Southern Co.                          340,191
                  2,624 TECO Energy, Inc.                      37,812
                  4,937 TXU Corp.                             117,105
                  6,601 Xcel Energy, Inc.                     112,085
                                                        -------------
                                                            3,147,175
           ----------------------------------------------------------
           Electrical Equipment -- 0.5%
                  2,786 American Power Conversion Corp.        68,118
                  1,359 Cooper Industries Ltd.                 78,727
                  6,564 Emerson Electric Co.                  425,019
                  1,094 Power-One, Inc.*                       11,848
                  2,645 Rockwell Automation, Inc.              94,162
                    767 Thomas & Betts Corp.                   17,556
                                                        -------------
                                                              695,430
           ----------------------------------------------------------
           Electronic Equipment and Instruments -- 0.5%
                  7,382 Agilent Technologies, Inc.*           215,850
                  2,726 Jabil Circuit, Inc.*                   77,146
                  2,802 Molex, Inc.                            97,762
                  2,010 PerkinElmer, Inc.                      34,311
                  7,816 Sanmina-SCI Corp.*                     98,560
                 12,349 Solectron Corp.*                       72,982
                  3,132 Symbol Technologies, Inc.              52,899
                  1,336 Tektronix, Inc.                        42,218
                  2,568 Thermo Electron Corp.*                 64,713
                  2,045 Waters Corp.*                          67,812
                                                        -------------
                                                              824,253
           ----------------------------------------------------------
           Energy Equipment and Services -- 0.8%
                  2,317 B.J. Svcs. Co.*                        83,181
                  4,764 Baker Hughes, Inc.                    153,210
                  6,355 Halliburton Co.                       165,230
                  2,092 Nabors Industries, Inc.*               86,818
                  2,008 Noble Corp.*                           71,846
                  1,317 Rowan Cos., Inc.*                      30,515
                  9,003 Schlumberger Ltd.                     492,644
                  5,572 Transocean, Inc.*                     133,784
                                                        -------------
                                                            1,217,228
           ----------------------------------------------------------
           Food and Staples Retailing -- 3.5%
                  5,902 Albertson's, Inc.                     133,680
                  7,059 Costco Wholesale Corp.*               262,454

--------------------------------------------------------------------------------
See notes to financial statements.

The Guardian S&P 500 Index Fund
Schedule of Investments (Continued)

         -------------------------------------------------------------
         Shares                                                  Value
         -------------------------------------------------------------
                6,301 CVS Corp.                          $     227,592
               11,800 Kroger Co.*                              218,418
                7,230 Safeway, Inc.*                           158,409
                1,885 Supervalu, Inc.                           53,892
                9,731 Sysco Corp.                              362,285
               66,196 Wal-Mart Stores, Inc.                  3,511,698
               15,872 Walgreen Co.                             577,423
                2,010 Winn-Dixie Stores, Inc.                   20,000
                                                         -------------
                                                             5,525,851
         -------------------------------------------------------------
         Food Products -- 1.2%
                9,568 Archer-Daniels-Midland Co.               145,625
                6,069 Campbell Soup Co.                        162,649
                8,628 ConAgra Foods, Inc.                      227,693
                5,846 General Mills, Inc.                      264,824
                5,023 H.J. Heinz Co.                           182,988
                1,960 Hershey Foods Corp.                      150,900
                6,444 Kellogg Co.                              245,388
                1,968 McCormick & Co., Inc.                     59,237
               12,269 Sara Lee Corp.                           266,360
                3,230 W.M. Wrigley Jr. Co.                     181,558
                                                         -------------
                                                             1,887,222
         -------------------------------------------------------------
         Gas Utilities -- 0.3%
                2,616 KeySpan Corp.                             96,269
                2,048 Kinder Morgan, Inc.                      121,037
                  674 NICOR, Inc.                               22,943
                4,276 NiSource, Inc.                            93,815
                  527 Peoples Energy Corp.                      22,155
                3,727 Sempra Energy                            112,034
                                                         -------------
                                                               468,253
         -------------------------------------------------------------
         Health Care Equipment and Supplies -- 2.0%
                3,019 Applera Corp.-Applied Biosystems
                       Group                                    62,524
                  755 Bausch & Lomb, Inc.                       39,185
                9,370 Baxter Int'l., Inc.                      285,972
                3,689 Becton Dickinson & Co., Inc.             151,765
                3,846 Biomet, Inc.                             140,033
               12,482 Boston Scientific Corp.                  458,838
                  721 C.R. Bard, Inc.                           58,581
                4,822 Guidant Corp.                            290,284
               18,280 Medtronic, Inc.                          888,591
                  653 Millipore Corp.*                          28,112
                2,817 St. Jude Medical, Inc.*                  172,823
                3,097 Stryker Corp.                            263,276
                3,437 Zimmer Hldgs., Inc.*                     241,965
                                                         -------------
                                                             3,081,949
         -------------------------------------------------------------
         Health Care Providers and Services -- 1.8%
                2,336 Aetna, Inc.                              157,867
                1,854 AmerisourceBergen Corp.                  104,102
                2,046 Anthem, Inc.*                            153,450
                6,958 Cardinal Health, Inc.                    425,551
                2,221 Cigna Corp.                              127,707
                1,165 Express Scripts, Inc.*                    77,391
                7,462 HCA, Inc.                                320,567
                3,671 Health Management Associates, Inc.        88,104
                2,389 Humana, Inc.*                             54,589
                3,317 IMS Health, Inc.                          82,461
                1,456 Manor Care, Inc.                          50,334
                4,085 McKesson Corp.                           131,374
                4,011 Medco Health Solutions, Inc.*            136,334
                1,738 Quest Diagnostics, Inc.*                 127,065
                6,941 Tenet Healthcare Corp.*                  111,403
                9,220 UnitedHealth Group                       536,419
                2,138 Wellpoint Health Networks, Inc.*         207,365
                                                         -------------
                                                             2,892,083
         -------------------------------------------------------------

        ---------------------------------------------------------------
        Shares                                                    Value
        ---------------------------------------------------------------
        Hotels, Restaurants and Leisure -- 1.2%
               9,614 Carnival Corp.                       $     381,964
               2,575 Darden Restaurants, Inc.                    54,178
               1,649 Harrah's Entertainment, Inc.                82,071
               5,226 Hilton Hotels Corp.                         89,521
               5,356 Int'l. Game Technology                     191,209
               3,443 Marriott Int'l., Inc.                      159,067
              18,921 McDonald's Corp.                           469,808
               6,148 Starbucks Corp.*                           203,253
               3,141 Starwood Hotels & Resorts
                      Worldwide, Inc.                           112,982
               1,623 Wendy's Int'l., Inc.                        63,686
               4,234 Yum! Brands, Inc.*                         145,650
                                                          -------------
                                                              1,953,389
        ---------------------------------------------------------------
        Household Durables -- 0.5%
                 800 American Greetings Corp.*                   17,496
               1,127 Black & Decker Corp.                        55,584
               1,042 Centex Corp.                               112,171
               2,219 Fortune Brands, Inc.                       158,636
                 618 KB Home                                     44,817
               2,782 Leggett & Platt, Inc.                       60,175
               1,066 Maytag Corp.                                29,688
               3,827 Newell Rubbermaid, Inc.                     87,141
               1,023 Pulte Homes, Inc.                           95,773
                 811 Snap-On, Inc.                               26,147
               1,228 Stanley Works                               46,504
                 786 Tupperware Corp.                            13,629
                 933 Whirlpool Corp.                             67,783
                                                          -------------
                                                                815,544
        ---------------------------------------------------------------
        Household Products -- 1.9%
               3,390 Clorox Co.                                 164,618
               8,248 Colgate-Palmolive Co.                      412,813
               7,704 Kimberly-Clark Corp.                       455,229
              19,708 Procter & Gamble Co.                     1,968,435
                                                          -------------
                                                              3,001,095
        ---------------------------------------------------------------
        Industrial Conglomerates -- 4.2%
              11,794 3M Co.                                   1,002,844
             152,011 General Electric Co.                     4,709,301
               2,056 Textron, Inc.                              117,315
              30,110 Tyco Int'l. Ltd.                           797,915
                                                          -------------
                                                              6,627,375
        ---------------------------------------------------------------
        Information Technology Services -- 1.2%
               9,179 Automatic Data Processing, Inc.            363,580
               2,951 Computer Sciences Corp.*                   130,523
               7,400 Concord EFS, Inc.*                         109,816
               2,482 Convergys Corp.*                            43,336
               7,704 Electronic Data Systems Corp.              189,056
              11,404 First Data Corp.                           468,590
               2,689 Fiserv, Inc.*                              106,242
               6,010 Paychex, Inc.                              223,572
               1,910 Sabre Hldgs. Corp.                          41,237
               3,991 SunGard Data Systems, Inc.*                110,591
               4,516 Unisys Corp.*                               67,063
                                                          -------------
                                                              1,853,606
        ---------------------------------------------------------------
        Insurance -- 4.5%
               4,286 ACE Ltd.                                   177,526
               7,659 AFLAC, Inc.                                277,103
              10,558 Allstate Corp.                             454,205
               1,504 Ambac Financial Group, Inc.                104,363
              39,606 American Int'l. Group, Inc.              2,625,086
               4,649 Aon Corp.                                  111,297
               2,889 Chubb Corp.                                196,741
               2,309 Cincinnati Financial Corp.                  96,701
               4,261 Hartford Financial Svcs. Group, Inc.       251,527

--------------------------------------------------------------------------------
                                             See notes to financial statements.

The Guardian S&P 500 Index Fund
Schedule of Investments (Continued)

        ---------------------------------------------------------------
        Shares                                                    Value
        ---------------------------------------------------------------
               2,226 Jefferson-Pilot Corp.                $     112,747
               4,288 John Hancock Financial Svcs., Inc.         160,800
               2,766 Lincoln Nat'l. Corp.                       111,663
               2,851 Loews Corp.                                140,982
               7,934 Marsh & McLennan Cos., Inc.                379,959
               2,115 MBIA, Inc.                                 125,271
              11,297 MetLife, Inc.                              380,370
               3,436 Progressive Corp.                          287,215
               8,227 Prudential Financial, Inc.                 343,642
               1,823 SAFECO Corp.                                70,969
               3,733 St. Paul Cos., Inc.                        148,013
               1,831 Torchmark Corp.                             83,384
              15,308 Travelers Ppty. Casualty Corp.             259,777
               4,975 UnumProvident Corp.                         78,456
               2,213 XL Capital Ltd.                            171,618
                                                          -------------
                                                              7,149,415
        ---------------------------------------------------------------
        Internet and Catalog Retail -- 0.4%
               9,856 eBay, Inc.*                                636,599
        ---------------------------------------------------------------
        Internet Software and Services -- 0.3%
              10,061 Yahoo! Inc.*                               454,455
        ---------------------------------------------------------------
        Leisure Equipment and Products -- 0.2%
               1,223 Brunswick Corp.                             38,928
               4,324 Eastman Kodak Co.                          110,997
               2,426 Hasbro, Inc.                                51,625
               6,117 Mattel, Inc.                               117,875
                                                          -------------
                                                                319,425
        ---------------------------------------------------------------
        Machinery -- 1.4%
               5,238 Caterpillar, Inc.                          434,859
                 841 Crane Co.                                   25,852
                 571 Cummins, Inc.                               27,945
               2,338 Danaher Corp.                              214,512
               3,730 Deere & Co.                                242,637
               2,911 Dover Corp.                                115,712
               1,177 Eaton Corp.                                127,092
               4,671 Illinois Tool Works, Inc.                  391,944
               2,653 Ingersoll-Rand Co.                         180,086
               1,256 ITT Industries, Inc.                        93,208
                 832 Navistar Int'l. Corp.*                      39,844
               1,645 PACCAR, Inc.                               140,022
               1,735 Pall Corp.                                  46,550
               1,682 Parker-Hannifin Corp.                      100,079
                                                          -------------
                                                              2,180,342
        ---------------------------------------------------------------
        Media -- 4.0%
               9,260 Clear Channel Comm., Inc.                  433,646
              34,494 Comcast Corp. -- Class A*                1,133,818
               1,237 Dow Jones & Co., Inc.                       61,664
               4,065 Gannett Co., Inc.                          362,435
               5,651 Interpublic Group Cos., Inc.*               88,155
               1,337 Knight-Ridder, Inc.                        103,444
               2,816 McGraw-Hill Cos., Inc.                     196,895
                 690 Meredith Corp.                              33,679
               2,319 New York Times Co.                         110,825
               2,999 Omnicom Group, Inc.                        261,903
              67,918 Time Warner, Inc.*                       1,221,845
               5,202 Tribune Co.                                268,423
               4,887 Univision Comm., Inc.*                     193,965
              26,391 Viacom, Inc.                             1,171,232
              31,096 Walt Disney Co.                            725,470
                                                          -------------
                                                              6,367,399
        ---------------------------------------------------------------
        Metals and Mining -- 0.8%
              13,096 Alcoa, Inc.                                497,648
               1,132 Allegheny Technologies, Inc.                14,965
               2,726 Freeport-McMoran Copper & Gold, Inc.       114,846
               6,419 Newmont Mining Corp.                       312,028

         -------------------------------------------------------------
         Shares                                                  Value
         -------------------------------------------------------------
                1,128 Nucor Corp.                        $      63,168
                1,425 Phelps Dodge Corp.*                      108,428
                1,892 United States Steel Corp.                 66,258
                1,195 Worthington Industries, Inc.              21,546
                                                         -------------
                                                             1,198,887
         -------------------------------------------------------------
         Multiline Retail -- 1.0%
                1,561 Big Lots, Inc.*                           22,182
                1,201 Dillards, Inc.                            19,768
                4,737 Dollar General Corp.                      99,430
                2,900 Family Dollar Stores, Inc.               104,052
                2,840 Federated Department Stores, Inc.        133,849
                4,629 J.C. Penney Co., Inc.                    121,650
                5,280 Kohl's Corp.*                            237,283
                4,265 May Department Stores Co.                123,984
                1,837 Nordstrom, Inc.                           63,009
                3,694 SearsRoebuck & Co.                       168,040
               13,845 Target Corp.                             531,648
                                                         -------------
                                                             1,624,895
         -------------------------------------------------------------
         Multi-Utilities and Unregulated Power -- 0.5%
               10,232 AES Corp.*                                96,590
                4,272 Calpine Corp.*                            20,548
                2,335 Constellation Energy Group, Inc.          91,439
               13,778 Duke Energy Corp.                        281,760
                4,647 Dynegy, Inc.*                             19,889
               10,252 El Paso Corp.                             83,964
                3,650 Public Svc. Enterprise Group, Inc.       159,870
                7,802 Williams Cos., Inc.                       76,616
                                                         -------------
                                                               830,676
         -------------------------------------------------------------
         Office Electronics -- 0.1%
               11,648 Xerox Corp.*                             160,742
         -------------------------------------------------------------
         Oil and Gas -- 5.0%
                1,272 Amerada Hess Corp.                        67,632
                3,676 Anadarko Petroleum Corp.                 187,513
                2,456 Apache Corp.                             199,182
                  966 Ashland, Inc.                             42,562
                3,106 Burlington Resources, Inc.               172,010
               16,244 ChevronTexaco Corp.                    1,403,319
               10,367 ConocoPhillips                           679,764
                3,471 Devon Energy Corp.                       198,750
                1,669 EOG Resources, Inc.                       77,058
              100,880 Exxon Mobil Corp.                      4,136,080
                1,350 Kerr-McGee Corp.                          62,762
                4,449 Marathon Oil Corp.                       147,217
                5,890 Occidental Petroleum Corp.               248,794
                1,169 Sunoco, Inc.                              59,794
                3,975 Unocal Corp.                             146,399
                                                         -------------
                                                             7,828,836
         -------------------------------------------------------------
         Paper and Forest Products -- 0.5%
                3,965 Georgia-Pacific Corp.                    121,607
                7,547 Int'l. Paper Co.                         325,351
                1,413 Louisiana-Pacific Corp.*                  25,264
                2,831 MeadWestvaco Corp.                        84,222
                3,511 Weyerhaeuser Co.                         224,704
                                                         -------------
                                                               781,148
         -------------------------------------------------------------
         Personal Products -- 0.5%
                  801 Alberto-Culver Co.                        50,527
                3,423 Avon Products, Inc.                      231,018
               15,165 Gillette Co.                             557,011
                                                         -------------
                                                               838,556
         -------------------------------------------------------------
         Pharmaceuticals -- 8.3%
               23,802 Abbott Laboratories                    1,109,173
                1,885 Allergan, Inc.                           144,787

--------------------------------------------------------------------------------
See notes to financial statements.

The Guardian S&P 500 Index Fund
Schedule of Investments (Continued)

          -----------------------------------------------------------
          Shares                                                Value
          -----------------------------------------------------------
                29,523 Bristol-Myers Squibb Corp.       $     844,358
                17,027 Eli Lilly & Co.                      1,197,509
                 5,593 Forest Laboratories, Inc.*             345,647
                44,593 Johnson & Johnson                    2,303,674
                 3,608 King Pharmaceuticals, Inc.*             55,058
                33,762 Merck & Co., Inc.                    1,559,805
               117,992 Pfizer, Inc.                         4,168,657
                22,681 Schering-Plough Corp.                  394,423
                 1,463 Watson Pharmaceuticals, Inc.*           67,298
                20,017 Wyeth                                  849,722
                                                        -------------
                                                           13,040,111
          -----------------------------------------------------------
          Real Estate -- 0.4%
                 1,513 Apartment Investment &
                        Management Co.                         52,198
                 6,439 Equity Office Pptys. Trust             184,477
                 4,460 Equity Residential                     131,615
                 2,659 Plum Creek Timber Co., Inc.             80,967
                 2,678 ProLogis                                85,937
                 3,160 Simon Ppty. Group, Inc.                146,434
                                                        -------------
                                                              681,628
          -----------------------------------------------------------
          Road and Rail -- 0.4%
                 5,663 Burlington Northern Santa Fe           183,198
                 3,037 CSX Corp.                              109,150
                 5,523 Norfolk Southern Corp.                 130,619
                 3,900 Union Pacific Corp.                    270,972
                                                        -------------
                                                              693,939
          -----------------------------------------------------------
          Semiconductors and Semiconductor Equipment -- 4.2%
                 6,069 Advanced Micro Devices, Inc.*           90,428
                 5,686 Altera Corp.*                          129,072
                 5,668 Analog Devices, Inc.                   258,744
                25,199 Applied Materials, Inc.*               565,718
                 4,283 Applied Micro Circuits Corp.*           25,612
                 4,595 Broadcom Corp.*                        156,644
                98,714 Intel Corp.                          3,178,591
                 3,041 KLA-Tencor Corp.*                      178,415
                 4,550 Linear Technology Corp.                191,418
                 5,783 LSI Logic Corp.*                        51,295
                 4,899 Maxim Integrated Products, Inc.        243,970
                 8,530 Micron Technology, Inc.*               114,899
                 3,068 National Semiconductor Corp.*          120,910
                 2,577 Novellus Systems, Inc.*                108,363
                 2,246 NVIDIA Corp.*                           52,220
                 2,652 PMC-Sierra, Inc.*                       53,438
                 2,493 Teradyne, Inc.*                         63,447
                26,280 Texas Instruments, Inc.                772,106
                 5,339 Xilinx, Inc.*                          206,833
                                                        -------------
                                                            6,562,123
          -----------------------------------------------------------
          Software -- 4.6%
                 3,464 Adobe Systems, Inc.                    136,135
                 1,611 Autodesk, Inc.                          39,598
                 3,499 BMC Software, Inc.*                     65,256
                 2,659 Citrix Systems, Inc.*                   56,397
                 9,148 Computer Associates Int'l., Inc.       250,106
                 5,272 Compuware Corp.*                        31,843
                 4,446 Electronic Arts, Inc.*                 212,430
                 3,242 Intuit, Inc.*                          171,534
                 1,159 Mercury Interactive Corp.*              56,374
               163,576 Microsoft Corp.                      4,504,883
                 6,727 Novell, Inc.*                           70,768
                80,487 Oracle Corp.*                        1,062,429
                 3,803 Parametric Technology Corp.*            14,984
                 5,561 PeopleSoft, Inc.*                      126,791
                 6,843 Siebel Systems, Inc.*                   94,913

         -------------------------------------------------------------
         Shares                                                  Value
         -------------------------------------------------------------
                4,500 Symantec Corp.*                    $     155,925
                6,433 VERITAS Software Corp.*                  239,050
                                                         -------------
                                                             7,289,416
         -------------------------------------------------------------
         Specialty Retail -- 2.4%
                4,489 AutoNation, Inc.*                         82,463
                1,333 AutoZone, Inc.*                          113,585
                4,634 Bed, Bath & Beyond, Inc.*                200,884
                4,823 Best Buy Co., Inc.*                      251,953
                  811 Boise Cascade Corp.                       26,649
                2,929 Circuit City Stores, Inc.                 29,671
               34,767 Home Depot, Inc.                       1,233,881
               12,053 Lowe's Cos., Inc.                        667,616
                4,230 Office Depot, Inc.*                       70,683
                2,665 RadioShack Corp.                          81,762
                2,265 Sherwin-Williams Co.                      78,686
                7,453 Staples, Inc.*                           203,467
               13,490 The Gap, Inc.                            313,103
                8,155 The Limited, Inc.                        147,035
                2,083 Tiffany & Co.                             94,152
                7,969 TJX Cos., Inc.                           175,716
                2,834 Toys R Us, Inc.*                          35,822
                                                         -------------
                                                             3,807,128
         -------------------------------------------------------------
         Textiles, Apparel and Luxury Goods -- 0.3%
                2,039 Jones Apparel Group, Inc.                 71,834
                1,864 Liz Claiborne, Inc.                       66,097
                4,106 NIKE, Inc.                               281,097
                  649 Reebok Int'l. Ltd.                        25,519
                1,473 V.F. Corp.                                63,692
                                                         -------------
                                                               508,239
         -------------------------------------------------------------
         Thrifts and Mortgage Finance -- 1.8%
                2,885 Countrywide Financial Corp.              218,853
               10,495 Federal Home Loan Mortgage Corp.         612,068
               14,854 Federal National Mortgage Assn.        1,114,941
                2,276 Golden West Financial Corp.              234,861
                1,532 MGIC Investment Corp.                     87,232
               13,818 Washington Mutual, Inc.                  554,378
                                                         -------------
                                                             2,822,333
         -------------------------------------------------------------
         Tobacco -- 1.2%
               30,851 Altria Group, Inc.                     1,678,911
                1,345 R.J. Reynolds Tobacco Hldgs., Inc.        78,212
                2,362 UST, Inc.                                 84,300
                                                         -------------
                                                             1,841,423
         -------------------------------------------------------------
         Trading Companies and Distributors -- 0.0%
                1,344 W.W. Grainger, Inc.                       63,692
         -------------------------------------------------------------
         Wireless Telecommunication Services -- 0.6%
               40,498 AT & T Wireless Svcs., Inc.*             323,579
               16,542 Nextel Comm., Inc.*                      464,169
               14,547 Sprint Corp. (PCS Group)*                 81,754
                                                         -------------
                                                               869,502
         -------------------------------------------------------------
                      Total Common Stocks
                       (Cost $159,835,589)                 156,075,932
         -------------------------------------------------------------

          U.S. Government -- 0.1%
         -------------------------------------------------------------
         Principal
         Amount                                                  Value
         -------------------------------------------------------------
         $    200,000 U.S. Treasury Bill
                        0.86% due 3/18/2004 (1)
                       (Cost $199,628)                   $     199,628
         -------------------------------------------------------------

--------------------------------------------------------------------------------
                                             See notes to financial statements.

The Guardian S&P 500 Index Fund
Schedule of Investments (Continued)

             Repurchase Agreement -- 0.7%
            --------------------------------------------------------
            Principal
            Amount                                             Value
            --------------------------------------------------------
            $ 1,078,000 State Street Bank and Trust Co.
                        repurchase agreement,
                        dated 12/31/2003, maturity
                        value $1,078,055 at
                        0.92%, due 1/2/2004 (2)
                         (Cost $1,078,000)              $  1,078,000
            --------------------------------------------------------
            Total Investments -- 99.8%
             (Cost $161,113,217)                         157,353,560
            Cash, Receivables and Other Assets
             Less Liabilities -- 0.2%                        333,349
            --------------------------------------------------------
            Net Assets -- 100%                          $157,686,909
            --------------------------------------------------------

* Non-income producing security.
(1)The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.
(2)The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

 Purchased Futures Contracts
Contracts                        Description                        Expiration    Unrealized Appreciation
-----------------------------------------------------------------------------------------------------------
4                          S&P 500 Index                                3/2004                $    26,818
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

..   The Guardian Baillie Gifford International Fund

         Common Stocks -- 94.8%
        Shares                                                     Value
        ----------------------------------------------------------------
        Australia -- 3.2%
          Beverages -- 0.3%
              53,400 Fosters Group Ltd.                     $    180,934
          Commercial Banks -- 0.8%
              13,354 Australia and NZ Banking Group Ltd.         177,770
               9,732 National Australia Bank                     219,465
          Containers and Packaging -- 0.4%
              32,066 Amcor Ltd.                                  199,430
          Food and Staples Retailing -- 0.2%
              11,306 Woolworths Ltd.                             100,452
          Media -- 0.3%
              15,700 News Corp. Ltd.                             141,738
          Metals and Mining -- 0.9%
              48,106 BHP Billiton Ltd.                           441,539
          Oil and Gas -- 0.3%
              15,200 Woodside Petroleum Ltd.                     169,384
                                                            ------------
                                                               1,630,712
        ----------------------------------------------------------------
        Brazil -- 0.5%
          Diversified Telecommunication Services -- 0.5%
              15,400 Telecom. Norte Leste Participacoes ADR      237,622
        ----------------------------------------------------------------
        Denmark -- 1.0%
          Commercial Banks -- 1.0%
              21,990 Danske Bank AS                              515,315
        ----------------------------------------------------------------
        Finland -- 3.2%
          Communications Equipment -- 3.2%
              93,390 Nokia OYJ                                 1,613,211
        ----------------------------------------------------------------
        France -- 9.5%
          Beverages -- 1.4%
               6,320 Pernod-Ricard S.A.                          701,928
          Diversified Telecommunication Services -- 0.9%
              15,740 France Telecom S.A.*                        449,385
          Health Care Equipment and Supplies -- 1.5%
              14,540 Essilor Int'l. S.A.                         751,107
          Media -- 1.4%
              30,860 Vivendi Universal S.A.*                     749,257
          Personal Products -- 2.1%
              13,091 L'Oreal S.A.                              1,072,111
          Pharmaceuticals -- 2.2%
              15,120 Sanofi-Synthelabo S.A.                    1,137,312
                                                            ------------
                                                               4,861,100
        ----------------------------------------------------------------
        Germany -- 6.4%
          Automobiles -- 0.8%
               9,210 Bayerische Motoren Werke AG*                426,452
          Commercial Banks -- 1.9%
              11,717 Deutsche Bank AG                            969,919
          Diversified Financial Services -- 1.1%
               9,890 Deutsche Boerse AG                          540,180
          Software -- 1.8%
               5,460 SAP AG                                      915,983
          Textiles, Apparel and Luxury Goods -- 0.8%
               3,770 Adidas-Salomon AG                           428,926
                                                            ------------
                                                               3,281,460
        ----------------------------------------------------------------
        Hong Kong -- 2.8%
          Commercial Banks -- 0.8%
             123,500 BOC Hong Kong Hldgs. Ltd                    232,246
              13,000 Hang Seng Bank Ltd.                         170,794
          Computers and Peripherals -- 0.1%
             116,000 Legend Group Ltd.                            49,680
          Distributors -- 0.2%
              56,000 Li & Fung Ltd.                               95,933
          Real Estate -- 1.7%
              59,000 Cheung Kong Hldgs. Ltd.                     467,364
              48,000 Sun Hung Kai Properties Ltd.                395,685
                                                            ------------
                                                               1,411,702
        ----------------------------------------------------------------

          --------------------------------------------------------------
          Shares                                                   Value
          --------------------------------------------------------------
          Ireland -- 3.3%
            Airlines -- 0.9%
                53,280  Ryanair Hldgs. PLC*                 $    442,388
            Commercial Banks -- 1.1%
                34,010  Allied Irish Banks PLC                   544,207
            Construction Materials -- 1.3%
                33,360  CRH PLC                                  684,280
                                                            ------------
                                                               1,670,875
          --------------------------------------------------------------
          Israel -- 0.5%
            Pharmaceuticals -- 0.5%
                 4,200  Teva Pharmaceutical Inds. Ltd. ADR       238,182
          --------------------------------------------------------------
          Italy -- 2.2%
            Insurance -- 0.9%
                27,170  Riunione Adriatica di Sicurta SPA        462,144
            Oil and Gas -- 1.3%
                35,990  ENI SPA                                  678,370
                                                            ------------
                                                               1,140,514
          --------------------------------------------------------------
          Japan -- 22.2%
            Auto Components -- 0.9%
                33,000  Bridgestone Corp.                        443,861
            Automobiles -- 1.4%
                21,900  Toyota Motor Corp.                       739,982
            Building Products -- 1.6%
               102,000  Asahi Glass Co.                          837,821
            Chemicals -- 0.7%
                 9,100  Shin-Etsu Chemical Co. Ltd.              372,035
            Commercial Banks -- 1.0%
                   104  UFJ Hldgs., Inc.*                        499,930
            Diversified Financial Services -- 0.5%
                 6,200  Promise Co.                              270,257
            Diversified Telecommunication Services -- 0.6%
                    67  Nippon Tele. & Tel. Corp.                323,321
            Electronic Equipment and Instruments -- 2.7%
                26,000  Alps Electric Co. Ltd.                   380,529
                 2,400  Keyence Corp.                            506,053
                 7,100  Kyocera Corp.                            473,179
            Household Products -- 0.9%
                22,000  Kao Corp.                                447,659
            Insurance -- 0.8%
                52,000  Mitsui Sumitomo Insurance Co.            427,125
            Leisure Equipment and Products -- 1.6%
                62,000  Konica Corp.                             833,920
            Machinery -- 1.4%
                31,000  Daikin Inds. Ltd.                        716,153
            Office Electronics -- 1.8%
                32,000  Brother Inds. Ltd.                       293,611
                13,000  Canon, Inc.                              605,498
            Road and Rail -- 1.2%
               120,000  Tokyu Corp.                              616,045
            Semiconductors and Semiconductor Equipment -- 0.9%
                 3,900  Rohm Co. Ltd.                            457,218
            Specialty Retail -- 0.8%
                11,900  Yamada Denki Co., Ltd.                   399,869
            Tobacco -- 1.7%
                   118  Japan Tobacco, Inc.                      864,610
            Trading Companies and Distributors -- 1.1%
                72,000  Mitsui & Co. Ltd.                        579,979
            Wireless Telecommunication Services -- 0.6%
                   128  NTT DoCoMo, Inc.                         290,325
                                                            ------------
                                                              11,378,980
          --------------------------------------------------------------
          Netherlands -- 3.5%
            Household Durables - 0.8%
                13,650  Philips Electronics (KON)                398,141
            Insurance -- 1.4%
                47,865  Aegon NV                                 707,407

--------------------------------------------------------------------------------
                                             See notes to financial statements.

The Guardian Baillie Gifford International Fund
Schedule of Investments (Continued)

         --------------------------------------------------------------
         Shares                                                   Value
         --------------------------------------------------------------
           Media -- 1.3%
               20,950 Ver Ned Uitgevers                    $    661,219
                                                           ------------
                                                              1,766,767
         --------------------------------------------------------------
         New Zealand -- 0.2%
           Diversified Telecommunication Services -- 0.2%
               35,400 Telecom. Corp. of New Zealand             124,552
         --------------------------------------------------------------
         People's Republic of China -- 0.6%
           Oil and Gas -- 0.6%
              161,500 CNOOC Ltd.                                317,228
         --------------------------------------------------------------
         Portugal -- 0.1%
           Transportation Infrastructure -- 0.1%
                7,742 Brisa-Auto Estradas de Portugal S.A.       51,699
         --------------------------------------------------------------
         Russia -- 0.7%
           Oil and Gas -- 0.7%
                3,740 LUKOIL ADR                                348,194
         --------------------------------------------------------------
         Singapore -- 0.4%
           Electronic Equipment and Instruments -- 0.4%
               19,000 Venture Corp. Ltd.                        223,753
         --------------------------------------------------------------
         South Africa -- 0.6%
           Metals and Mining -- 0.6%
                7,200 Anglo American Platinum Corp.             313,717
         --------------------------------------------------------------
         South Korea -- 0.5%
           Semiconductors and Semiconductor Equipment -- 0.5%
                1,400 Samsung Electronics Co. Ltd. GDR          263,200
         --------------------------------------------------------------
         Spain -- 1.9%
           Commercial Banks -- 1.2%
                9,830 Banco Popular Espanol S.A.                585,825
           Tobacco -- 0.7%
               13,140 Altadis S.A.                              372,505
                                                           ------------
                                                                958,330
         --------------------------------------------------------------
         Sweden -- 3.4%
           Communications Equipment -- 1.0%
              302,580 LM Ericsson*                              542,665
           Machinery -- 2.4%
               24,860 Atlas Copco AB                            810,487
               10,600 SKF AB                                    409,688
                                                           ------------
                                                              1,762,840
         --------------------------------------------------------------
         Switzerland -- 3.4%
           Commercial Banks -- 1.3%
                9,680 UBS AG                                    662,649
           Commercial Services and Supplies -- 0.8%
                6,310 Adecco S.A.                               405,435
           Electrical Equipment -- 1.3%
              134,300 ABB Ltd.*                                 680,564
                                                           ------------
                                                              1,748,648
         --------------------------------------------------------------
         United Kingdom -- 24.7%
           Beverages -- 1.3%
               52,000 Diageo PLC                                682,247
           Commercial Banks -- 5.1%
               69,800 Barclays PLC                              620,802
               25,325 HBOS PLC                                  327,069
               55,000 HSBC Hldgs.                               862,001
               27,764 Royal Bank of Scotland                    815,760
           Hotels, Restaurants and Leisure -- 1.1%
                8,500 Carnival PLC                              341,543
               28,678 Compass Group                             194,528
           Insurance -- 0.8%
               31,000 Aviva PLC                                 271,288
               17,000 Prudential Corp.                          143,308
           Multiline Retail -- 0.5%
               13,000 Next PLC                                  260,600

        ---------------------------------------------------------------
        Shares                                                    Value
        ---------------------------------------------------------------
          Oil and Gas -- 3.7%
                   58,000 BG Group PLC                    $    296,881
                  155,000 BP PLC                             1,253,374
                   48,000 Shell Transport & Trading            356,010
          Pharmaceuticals -- 4.4%
                   10,000 Astrazeneca                          478,394
                   76,902 GlaxoSmithKline PLC                1,757,107
          Software -- 0.3%
                   41,000 Sage Group                           128,626
          Tobacco -- 3.2%
                   33,000 British American Tobacco PLC         453,582
                   61,000 Imperial Tobacco                   1,197,769
          Wireless Telecommunication Services -- 4.3%
                  195,000 mmO2*                                268,026
                  778,650 Vodafone Group                     1,925,053
                                                          ------------
                                                            12,633,968
        ---------------------------------------------------------------
                          Total Common Stocks
                           (Cost $38,406,883)               48,492,569
        ---------------------------------------------------------------

         Preferred Stocks -- 4.1%
        Brazil -- 1.3%
          Metals and Mining -- 0.5%
                    4,900 Comp. Vale Do Rio Doce ADR      $    252,399
          Oil and Gas -- 0.8%
                   14,800 Petroleo Brasileiro S.A. ADR         394,568
                                                          ------------
                                                               646,967
        ---------------------------------------------------------------
        Germany -- 2.8%
          Automobiles -- 2.8%
                    2,470 Porsche AG                         1,464,295
        ---------------------------------------------------------------
                          Total Preferred Stocks
                           (Cost $1,379,679)                 2,111,262
        ---------------------------------------------------------------

         Convertible Bond -- 0.4%
        ---------------------------------------------------------------
        Principal
        Amount                                                    Value
        ---------------------------------------------------------------
        Japan -- 0.4%
          Commercial Banks -- 0.4%
        (Yen)  12,000,000 SMFG Finance
                           2.25% due 7/11/2005
                           (Cost $81,182)                 $    210,295
        ---------------------------------------------------------------

         Repurchase Agreement -- 0.8%
            $     416,000 State Street Bank and Trust Co.
                          repurchase agreement,
                          dated 12/31/2003, maturity
                          value $416,008 at
                          0.35%, due 1/2/2004 (1)
                           (Cost $416,000)                $    416,000
        ---------------------------------------------------------------
        Total Investments -- 100.1%
         (Cost $40,283,744)                                 51,230,126
        Liabilities in Excess of Cash, Receivables and
         Other Assets -- (0.1)%                                (43,813)
        ---------------------------------------------------------------
        Net Assets -- 100%                                $ 51,186,313
        ---------------------------------------------------------------

* Non-income producing security.
(1)The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Glossary of Terms:
   ADR -- American Depositary Receipt.
   GDR -- Global Depositary Receipt.

--------------------------------------------------------------------------------
See notes to financial statements.

..   The Guardian Baillie Gifford Emerging Markets Fund

         Common Stocks -- 91.9%
        Shares                                                    Value
        ---------------------------------------------------------------
        Argentina -- 0.1%
          Distributors -- 0.1%
            11,480 Imp. Y Exp. Patagonia*                  $     44,824
        ---------------------------------------------------------------
        Brazil -- 7.9%
          Beverages -- 1.3%
            37,000 Comp. de Bebidas das Americas ADR            943,870
          Commercial Banks -- 0.5%
            15,500 Unibanco GDR                                 386,725
          Diversified Telecommunication Services -- 1.6%
            79,500 Telecom. Norte Leste Participacoes ADR     1,226,685
          Metals and Mining -- 2.5%
            20,600 Comp. Siderurgica Nacional S.A. ADR        1,104,160
            12,300 Comp. Vale Do Rio Doce ADR                   719,550
          Oil and Gas -- 1.3%
            33,000 Petroleo Brasileiro S.A. ADR                 964,920
          Paper and Forest Products -- 0.7%
            17,800 Votorantim Celulose e Papel S.A. ADR         558,030
                                                           ------------
                                                              5,903,940
        ---------------------------------------------------------------
        Chile -- 0.9%
          Commercial Banks -- 0.1%
             1,256 Banco Santander Chile ADR                     29,868
          Metals and Mining -- 0.8%
            32,940 Antofagasta Hldgs.                           620,335
                                                           ------------
                                                                650,203
        ---------------------------------------------------------------
        Croatia -- 0.4%
          Pharmaceuticals -- 0.4%
            20,215 Pliva d.d. GDR                               329,504
        ---------------------------------------------------------------
        Hong Kong -- 1.9%
          Industrial Conglomerates -- 1.2%
           385,000 Shanghai Industrial Hldgs. Ltd.              875,254
          Internet Software and Services -- 0.7%
         1,600,000 Tom.Com Ltd.*                                499,758
                                                           ------------
                                                              1,375,012
        ---------------------------------------------------------------
        Hungary -- 0.6%
          Pharmaceuticals -- 0.6%
             4,000 Richter Gedeon VEG                           470,740
        ---------------------------------------------------------------
        India -- 5.4%
          Commercial Banks -- 2.2%
            60,200 ICICI Bank Ltd. ADR                        1,034,236
            18,500 State Bank of India GDR                      617,530
          Metals and Mining -- 3.2%
            40,000 Hindalco Inds. Ltd. GDR+                   1,241,200
           170,000 Vedanta Resources PLC*                     1,116,728
                                                           ------------
                                                              4,009,694
        ---------------------------------------------------------------
        Indonesia -- 2.0%
          Diversified Telecommunication Services -- 1.1%
           985,000 Telekomunikasi Indonesia                     789,403
          Metals and Mining -- 0.9%
        11,200,000 PT Bumi Resources Tbk                        664,886
                                                           ------------
                                                              1,454,289
        ---------------------------------------------------------------
        Israel -- 3.5%
          Commercial Banks -- 0.7%
           215,000 Bank Hapoalim Ltd.                           528,568
          Information Technology Services -- 0.1%
             3,100 Radware Ltd.*                                 84,475
          Internet Software and Services -- 0.9%
            37,400 Check Point Software Technologies Ltd.*      629,068

         -------------------------------------------------------------
         Shares                                                  Value
         -------------------------------------------------------------
           Pharmaceuticals -- 1.8%
            11,300 Taro Pharmaceutical Inds. Ltd.*        $    728,850
            11,200 Teva Pharmaceutical Inds. Ltd. ADR          635,152
                                                          ------------
                                                             2,606,113
         -------------------------------------------------------------
         Malaysia -- 2.7%
           Automobiles -- 0.6%
           215,000 Perusahaan Otomobil Nasional Berhad         478,092
           Food Products -- 1.0%
           338,000 IOI Oleochemical Inds. Berhad               738,263
           Hotels, Restaurants and Leisure -- 1.1%
           186,000 Genting Berhad                              812,527
                                                          ------------
                                                             2,028,882
         -------------------------------------------------------------
         Mexico -- 6.7%
           Commercial Banks -- 1.5%
            98,200 Grupo Fin. Banorte S.A. de C.V.             340,821
           874,200 Grupo Fin. BBVA Bancomer S.A. de C.V.*      746,847
           Construction and Engineering -- 0.5%
           150,000 Consorcio Ara S.A. de C.V.*                 372,430
           Diversified Telecommunication Services -- 0.5%
           271,000 Grupo Carso Global Telecom.*                379,598
           Media -- 0.9%
            76,000 TV Azteca S.A. de C.V. ADR                  691,600
           Multiline Retail -- 0.8%
           212,670 Wal-Mart de Mexico S.A. de C.V.             568,722
           Transportation Infrastructure -- 0.4%
            14,400 Grupo Aeroportuario del Sureste
                    S.A. de C.V. ADR                           253,440
           Wireless Telecommunication Services -- 2.1%
            48,900 America Movil S.A. de C.V. ADR            1,336,926
           191,000 America Telecom S.A. de C.V.*               248,162
                                                          ------------
                                                             4,938,546
         -------------------------------------------------------------
         People's Republic of China -- 6.6%
           Metals and Mining -- 0.9%
           838,000 Aluminum Corp. of China Ltd.                636,832
           Oil and Gas -- 5.1%
           708,000 CNOOC Ltd.                                1,390,694
         4,158,000 PetroChina Co. Ltd.                       2,383,268
           Transportation Infrastructure -- 0.6%
           660,000 Zhejiang Expressway Co. Ltd.                463,307
                                                          ------------
                                                             4,874,101
         -------------------------------------------------------------
         Russia -- 7.0%
           Metals and Mining -- 2.2%
            17,500 JSC MMC Norilsk Nickel ADR                1,163,750
            64,000 Peter Hambro Mining PLC*                    468,397
           Oil and Gas -- 3.8%
            19,300 LUKOIL ADR                                1,796,830
            40,952 OAO Gazprom ADR                           1,060,657
           Wireless Telecommunication Services -- 1.0%
             4,200 Mobile Telesystems ADR                      347,760
             5,100 VimpelCom ADR*                              374,850
                                                          ------------
                                                             5,212,244
         -------------------------------------------------------------
         South Africa -- 6.6%
           Commercial Banks -- 1.1%
            88,900 Nedcor Ltd.                                 824,273
           Metals and Mining -- 2.7%
            42,435 Anglo American Platinum Corp.             1,848,971
            22,718 Anglovaal Mining Ltd.*                      146,527
           Oil and Gas -- 1.7%
            87,100 Sasol Ltd.                                1,236,828

--------------------------------------------------------------------------------
                                             See notes to financial statements.

The Guardian Baillie Gifford Emerging Markets Fund
Schedule of Investments (Continued)

          --------------------------------------------------------------
          Shares                                                Value
          --------------------------------------------------------------
            Paper and Forest Products -- 1.1%
             63,000 Sappi Ltd.                           $    856,938
                                                         ------------
                                                            4,913,537
          -----------------------------------------------------------
          South Korea -- 20.3%
            Automobiles -- 2.2%
             38,900 Hyundai Motor Co. Ltd.*                 1,648,720
            Chemicals -- 0.8%
             43,000 Cheil Inds., Inc.                         624,339
            Commercial Banks -- 1.2%
            163,000 Korea Exchange Bank*                      864,591
            Commercial Services and Supplies -- 0.9%
             35,500 S1 Corp.*                                 700,168
            Construction and Engineering -- 2.4%
             22,900 Daelim Industrial Co. Ltd.*               807,218
             97,230 Hyundai Development Co.                 1,007,797
            Media -- 1.0%
              5,300 Cheil Comms., Inc.                        769,534
            Metals and Mining -- 3.2%
            142,200 Dongkuk Steel Mill Co. Ltd.             1,169,584
              8,800 POSCO                                   1,203,861
            Pharmaceuticals -- 1.3%
            119,000 LG Corp.                                  827,956
              2,100 Yuhan Corp.                               119,497
            Semiconductors and Semiconductor Equipment -- 4.5%
             13,850 Samsung Electronics Co. Ltd. GDR+       2,603,800
              1,900 Samsung Electronics Co. Ltd.              719,178
            Tobacco -- 0.9%
             71,400 K T & G Corp. GDR+                        626,892
            Trading Companies and Distributors -- 1.9%
            170,200 Samsung Corp.                           1,414,167
                                                         ------------
                                                           15,107,302
          -----------------------------------------------------------
          Taiwan -- 16.1%
            Airlines -- 0.4%
            715,000 China Airlines*                           309,588
            Building Products -- 2.1%
          1,550,000 Asia Cement Corp.                         826,362
          1,520,000 Taiwan Cement Corp.                       747,688
            Construction and Engineering -- 0.7%
            667,000 CTCI Corp.                                540,280
            Distributors -- 0.4%
            355,000 National Petroleum Co. Ltd.               269,779
            Diversified Financial Services -- 0.8%
          1,085,000 SinoPac Hldgs.                            549,691
            Electronic Equipment and Instruments -- 2.2%
            117,168 Hon Hai Precision Inds. Co. Ltd. GDR      931,486
            639,000 Sampo Corp.*                              278,562
            300,000 Synnex Technology Int'l. Corp.            406,480
            Health Care Equipment and Supplies -- 0.7%
            146,800 Pihsiang Machinery Mfg. Co. Ltd.          510,233
            Machinery -- 0.4%
            506,000 Yungtay Engineering Co. Ltd.              312,990
            Multiline Retail -- 1.1%
          2,200,000 Far Eastern Dept. Stores Ltd.*            813,255
            Paper and Forest Products -- 0.8%
          1,200,000 Chung Hwa Pulp Corp.                      622,091
            Semiconductors and Semiconductor Equipment -- 4.7%
          1,320,000 Nanya Technology Corp.*                   828,159
            346,000 Realtek Semiconductor Corp.               591,105
            404,152 Taiwan Semiconductor Mfg. Co. Ltd.        755,925
            800,000 United Microelectronics Corp.             685,714
            131,000 United Microelectronics Corp. ADR         648,450
            Wireless Telecommunication Services -- 1.8%
          1,526,800 Taiwan Cellular Corp.                   1,326,674
                                                         ------------
                                                           11,954,512
          -----------------------------------------------------------

            -----------------------------------------------------------
            Shares                                                Value
            -----------------------------------------------------------
            Thailand -- 1.6%
              Construction Materials -- 1.6%
                167,000   The Siam Cement Public Co. Ltd.  $ 1,163,278
            ----------------------------------------------------------
            Turkey -- 1.6%
              Commercial Banks -- 1.0%
            250,000,000   Turkiye Garanti Bankasi AS*          729,797
              Industrial Conglomerates -- 0.6%
             28,368,000   Koc Hldg. A.S.*                      482,731
                                                           -----------
                                                             1,212,528
            ----------------------------------------------------------
                          Total Common Stocks
                           (Cost $49,956,167)               68,249,249
            ----------------------------------------------------------

             Preferred Stocks -- 4.9%
            Brazil -- 4.9%
              Commercial Banks -- 1.7%
              1,080,568   Itausa-Investimentos Itau S.A.   $ 1,274,996
              Diversified Telecommunication Services -- 0.5%
              1,719,000   Celular CRT Participacoes S.A.       359,265
              Food Products -- 0.0%
              4,700,000   Comp. Lorenz S.A.*                         0
              Metals and Mining -- 0.9%
                 13,000   Comp. Vale Do Rio Doce               662,145
              Oil and Gas -- 1.8%
                 51,900   Petroleo Brasileiro S.A. ADR       1,383,654
            ----------------------------------------------------------
                          Total Preferred Stocks
                           (Cost $2,214,534)                 3,680,060
            ----------------------------------------------------------

             Repurchase Agreement -- 3.7%
            Principal
            Amount                                                Value
            -----------------------------------------------------------
             $ 2,740,000. State Street Bank and Trust Co.
                          repurchase agreement,
                          dated 12/31/2003, maturity
                          value $2,740,053 at
                          0.35%, due 1/2/2004 (1)
                           (Cost $2,740,000)               $ 2,740,000
            ----------------------------------------------------------
            Total Investments -- 100.5%
             (Cost $54,910,701)                             74,669,309
            Liabilities in Excess of Cash, Receivables and
             Other Assets -- (0.5)%                           (376,457)
            ----------------------------------------------------------
            Net Assets -- 100%                             $74,292,852
            ----------------------------------------------------------

* Non-income producing security.
+ Rule 144A restricted security.
(1)The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Glossary of Terms:
  ADR -- American Depositary Receipt.
  GDR -- Global Depositary Receipt.

--------------------------------------------------------------------------------
See notes to financial statements.

..   The Guardian Investment Quality Bond Fund

         Asset Backed -- 6.0%
        Principal
        Amount                                                    Value
        ---------------------------------------------------------------
        $  1,280,000 Aesop Funding II LLC
                      2003-2A A3
                      3.61% due 6/20/2009+                $   1,272,455
             123,768 Amresco
                      1997-1 MIF
                      7.42% due 3/25/2027                       123,571
           2,000,000 California Infrastructure SCE
                      1997-1 A7
                      6.42% due 12/26/2009                    2,213,485
           1,700,000 CNH Equipment Tr.
                      2003-A A4B
                      2.57% due 9/15/2009                     1,668,270
           2,000,000 Hyundai Auto Receivables Tr.
                      2003-A A4
                      3.02% due 10/15/2010                    1,997,838
           1,700,000 Residential Asset Sec. Corp.
                      2000-KS5 AI5
                      7.615% due 12/25/2031                   1,783,760
           1,900,000 Vanderbilt Acquisition Loan Tr.
                      2002-1 A3
                      5.70% due 9/7/2023                      1,958,913
        ---------------------------------------------------------------
                     Total Asset Backed
                      (Cost $11,053,310)                     11,018,292
        ---------------------------------------------------------------

         Collateralized Mortgage Obligation -- 4.4%
                     FHLMC
                      H006 A2
        $  2,150,000  2.837% due 2/15/2010                $   2,144,454
                      2693 QE
           3,000,000  5.50% due 9/15/2028 (a)                 3,078,523
                      2430 GD
           1,554,110  6.50% due 11/15/2030                    1,598,599
           1,200,000 FNMA
                      2001-64 QG
                      6.00% due 3/25/2030                     1,235,458
        ---------------------------------------------------------------
                     Total Collateralized Mortgage
                      Obligation
                      (Cost $8,071,540)                       8,057,034
        ---------------------------------------------------------------

         Commercial Mortgage Backed -- 9.3%
        $  1,900,000 Banc of America Comm'l. Mtg., Inc.
                      2003-2 A3
                      4.873% due 3/11/2041                $   1,926,640
           2,400,000 Bear Stearns Comm'l. Mtg. Sec., Inc.
                      2003-Top10 A2
                      4.74% due 3/13/2040                     2,398,634
           1,000,000 Chase Comm'l. Mtg. Sec. Corp.
                      2000-3 A2
                      7.319% due 10/15/2032                   1,158,843
             920,551 First Union National Bank Comm'l.
                      Mtg. Tr.
                      2000-C2 A1
                      6.94% due 10/15/2032                    1,007,161
             960,000 GMAC Comm'l. Mtg. Sec., Inc.
                      1997-C1 A3
                      6.869% due 7/15/2029                    1,061,753
           2,000,000 Greenwich Capital Comm'l. Funding
                      Corp.
                      2003-C1 A3
                      3.858% due 7/5/2035                     1,909,080

          -----------------------------------------------------------
          Principal
          Amount                                                Value
          -----------------------------------------------------------
                       LB-UBS Comm'l. Mtg. Tr.
                        2001-C7 A5
          $  2,431,000  6.133% due 12/15/2030           $   2,674,306
                        2004-C4 A2
             1,220,000  7.37% due 8/15/2026                 1,419,795
             1,000,000 Morgan Stanley Capital I
                        1998-WF1 A2
                        6.55% due 3/15/2030                 1,108,479
             2,105,747 Mortgage Capital Funding, Inc.
                        1997-MC1 A3
                        7.288% due 2/20/2027                2,238,752
          -----------------------------------------------------------
                       Total Commercial Mortgage Backed
                        (Cost $16,840,100)                 16,903,443
          -----------------------------------------------------------

           Corporate Bonds -- 34.7%
          Aerospace and Defense -- 0.4%
          $    300,000 Lockheed Martin Corp.
                        8.50% due 12/1/2029             $     393,112
               100,000 Northrop Grumman Corp.
                        7.125% due 2/15/2011                  115,659
               250,000 TRW, Inc.
                        7.75% due 6/1/2029                    299,743
                                                        -------------
                                                              808,514
          -----------------------------------------------------------
          Airlines -- 0.5%
               800,000 Delta Air Lines, Inc.
                        6.417% due 7/2/2012                   857,482
          -----------------------------------------------------------
          Automotive -- 2.3%
               500,000 DaimlerChrysler NA Hldg.
                        4.05% due 6/4/2008                    496,596
               800,000 Ford Motor Co.
                        7.45% due 7/16/2031                   808,417
                       Ford Motor Credit Co.
               900,000  7.00% due 10/1/2013                   949,211
               400,000  7.375% due 10/28/2009                 439,264
                       General Motors Corp.
               650,000  7.125% due 7/15/2013                  712,835
               500,000  8.375% due 7/15/2033                  580,407
               250,000 Lear Corp.
                        8.11% due 5/15/2009                   294,063
                                                        -------------
                                                            4,280,793
          -----------------------------------------------------------
          Chemicals -- 0.2%
               400,000 Potash Corp.
                        4.875% due 3/1/2013                   390,800
          -----------------------------------------------------------
          Diversified Manufacturing -- 0.3%
               500,000 Hutchison Whampoa Int'l. Ltd.
                        5.45% due 11/24/2010+                 507,153
          -----------------------------------------------------------
          Energy -- 2.1%
               350,000 Canadian Oil Sands Ltd.
                        5.80% due 8/15/2013+                  359,758
             1,000,000 Pioneer Natural Resources Co.
                        7.20% due 1/15/2028                 1,070,519
               269,000 Pride Int'l., Inc.
                        9.375% due 5/1/2007                   277,070
               200,000 Transocean, Inc.
                        7.50% due 4/15/2031                   229,035
               350,000 Western Oil Sands, Inc.
                        8.375% due 5/1/2012                   398,562
             1,500,000 XTO Energy, Inc.
                        6.25% due 4/15/2013                 1,578,750
                                                        -------------
                                                            3,913,694
          -----------------------------------------------------------

--------------------------------------------------------------------------------
                                             See notes to financial statements.

The Guardian Investment Quality Bond Fund
Schedule of Investments (Continued)

           ----------------------------------------------------------
           Principal
           Amount                                               Value
           ----------------------------------------------------------
           Energy-Refining -- 0.6%
           $    850,000 Tosco Corp.
                         8.125% due 2/15/2030           $   1,083,954
           ----------------------------------------------------------
           Entertainment -- 0.7%
              1,200,000 Time Warner, Inc.
                         7.57% due 2/1/2024                 1,357,037
           ----------------------------------------------------------
           Environmental -- 0.5%
                800,000 Waste Management, Inc.
                         7.375% due 8/1/2010                  924,424
           ----------------------------------------------------------
           Finance Companies -- 1.6%
                500,000 Capital One Bank
                         5.75% due 9/15/2010                  528,915
                        General Motors Acceptance Corp.
                500,000  6.125% due 9/15/2006                 535,125
                495,000  6.875% due 9/15/2011                 533,178
                        Household Finance Corp.
                400,000  6.375% due 11/27/2012                438,822
                350,000  7.875% due 3/1/2007                  399,972
                375,000 MBNA America Bank Nat'l.
                         7.125% due 11/15/2012                428,839
                                                        -------------
                                                            2,864,851
           ----------------------------------------------------------
           Financial -- 1.3%
                650,000 Bear Stearns Cos., Inc.
                         5.70% due 11/15/2014                 677,550
                800,000 Goldman Sachs Group, Inc.
                         5.70% due 9/1/2012                   840,762
                400,000 Lehman Brothers Hldgs., Inc.
                         6.625% due 1/18/2012                 451,406
                400,000 Morgan Stanley
                         6.60% due 4/1/2012                   446,736
                                                        -------------
                                                            2,416,454
           ----------------------------------------------------------
           Financial-Banks -- 1.6%
                425,000 Bank America Corp.
                         4.875% due 9/15/2012                 427,176
                750,000 Citigroup, Inc.
                         5.625% due 8/27/2012                 791,731
                300,000 City National Corp.
                         5.125% due 2/15/2013                 296,677
                150,000 J.P. Morgan Chase & Co.
                         5.75% due 1/2/2013                   158,173
                200,000 Regions Financial Corp.
                         6.375% due 5/15/2012                 220,022
                250,000 Sovereign Bank
                         5.125% due 3/15/2013                 248,210
                300,000 Wells Fargo Bank NA
                         6.45% due 2/1/2011                   336,852
                500,000 Zions Bancorp
                         6.00% due 9/15/2015                  524,252
                                                        -------------
                                                            3,003,093
           ----------------------------------------------------------
           Food and Beverage -- 0.5%
                850,000 Kellogg Co.
                         2.875% due 6/1/2008                  820,724
           ----------------------------------------------------------
           Gaming -- 0.3%
                500,000 Int'l. Game Technology
                         8.375% due 5/15/2009                 598,529
           ----------------------------------------------------------
           Gas Distributors -- 0.3%
                500,000 Equitable Resources, Inc.
                         5.15% due 3/1/2018                   489,560
           ----------------------------------------------------------

         -------------------------------------------------------------
         Principal
         Amount                                                  Value
         -------------------------------------------------------------
         Home Construction -- 1.0%
         $    500,000 D.R. Horton, Inc.
                       5.875% due 7/1/2013               $     500,000
              500,000 Lennar Corp.
                       9.95% due 5/1/2010                      574,375
              500,000 NVR, Inc.
                       5.00% due 6/15/2010                     490,000
              300,000 Ryland Group, Inc.
                       5.375% due 6/1/2008                     309,000
                                                         -------------
                                                             1,873,375
         -------------------------------------------------------------
         Industrial-Other -- 1.2%
            2,000,000 Aramark Svcs., Inc.
                       7.10% due 12/1/2006                   2,192,880
         -------------------------------------------------------------
         Media-Cable -- 2.0%
                      AT & T Broadband Corp.
              400,000  8.375% due 3/15/2013                    489,420
              900,000  9.455% due 11/15/2022                 1,219,015
            1,200,000 Comcast Cable Comm., Inc.
                       6.875% due 6/15/2009                  1,352,804
              500,000 CSC Hldgs., Inc.
                       7.625% due 4/1/2011                     526,250
                                                         -------------
                                                             3,587,489
         -------------------------------------------------------------
         Media-NonCable -- 1.6%
              250,000 Echostar DBS Corp.
                       9.375% due 2/1/2009                     262,813
              750,000 Intelsat Ltd.
                       6.50% due 11/1/2013+                    782,545
              150,000 News America Hldgs.
                       8.00% due 10/17/2016                    182,223
            1,500,000 Scholastic Corp.
                       5.75% due 1/15/2007                   1,607,194
                                                         -------------
                                                             2,834,775
         -------------------------------------------------------------
         Merchandising-Supermarkets -- 1.1%
              500,000 Delhaize America, Inc.
                       7.375% due 4/15/2006                    537,500
              850,000 Kroger Co.
                       7.25% due 6/1/2009                      968,333
              500,000 Safeway, Inc.
                       6.15% due 3/1/2006                      534,995
                                                         -------------
                                                             2,040,828
         -------------------------------------------------------------
         Natural Gas-Pipelines -- 1.6%
            1,700,000 Consolidated Natural Gas Co.
                       7.25% due 10/1/2004                   1,767,345
              250,000 Duke Energy Field Svcs.
                       8.125% due 8/16/2030                    305,420
              500,000 Kaneb Pipe Line Operating Partners
                       5.875% due 6/1/2013                     512,743
              400,000 Teppco Partners LP
                       6.125% due 2/1/2013                     423,797
                                                         -------------
                                                             3,009,305
         -------------------------------------------------------------
         Paper and Forest Products -- 1.1%
              600,000 Abitibi-Consolidated, Inc.
                       7.875% due 8/1/2009                     648,851
              250,000 Int'l. Paper Co.
                       5.85% due 10/30/2012                    260,457
              750,000 Packaging Corp. of America
                       5.75% due 8/1/2013                      757,654

--------------------------------------------------------------------------------
See notes to financial statements.

The Guardian Investment Quality Bond Fund
Schedule of Investments (Continued)

         --------------------------------------------------------------
         Principal
         Amount                                                   Value
         --------------------------------------------------------------
                      Weyerhaeuser Co.
         $    150,000  6.00% due 8/1/2006                 $     160,619
              200,000  6.75% due 3/15/2012                      218,188
                                                          -------------
                                                              2,045,769
         --------------------------------------------------------------
         Railroads -- 0.4%
              200,000 CSX Corp.
                       4.875% due 11/1/2009                     206,766
              450,000 Norfolk Southern Corp.
                       6.75% due 2/15/2011                      512,471
                                                          -------------
                                                                719,237
         --------------------------------------------------------------
         Real Estate Investment Trust -- 0.6%
              250,000 Duke Realty Corp.
                       5.875% due 8/15/2012                     265,654
              100,000 EOP Operating LP
                       7.00% due 7/15/2011                      112,841
              200,000 Liberty Ppty. LP
                       7.25% due 3/15/2011                      228,121
              200,000 Prologis
                       5.50% due 3/1/2013                       205,680
              100,000 Regency Centers LP
                       6.75% due 1/15/2012                      110,189
              125,000 Simon Ppty. Group LP
                       5.45% due 3/15/2013                      127,834
                                                          -------------
                                                              1,050,319
         --------------------------------------------------------------
         Retailers -- 0.5%
              500,000 Office Depot, Inc.
                       6.25% due 8/15/2013                      524,997
              300,000 Staples, Inc.
                       7.375% due 10/1/2012                     345,313
                                                          -------------
                                                                870,310
         --------------------------------------------------------------
         Services -- 0.5%
              775,000 PHH Corp.
                       7.125% due 3/1/2013                      867,918
         --------------------------------------------------------------
         Technology -- 0.6%
            1,000,000 Jabil Circuit, Inc.
                       5.875% due 7/15/2010                   1,043,071
         --------------------------------------------------------------
         Utilities-Electric and Water -- 2.9%
              500,000 Aep Texas Central Co.
                       5.50% due 2/15/2013                      512,201
              100,000 Alabama Power Co.
                       5.50% due 10/15/2017                     103,382
              350,000 American Electric Power, Inc.
                       5.25% due 6/1/2015                       343,715
              350,000 Consumers Energy Co.
                       5.375% due 4/15/2013+                    351,619
              200,000 Dominion Resources, Inc.
                       6.75% due 12/15/2032                     213,799
              325,000 DTE Energy Co.
                       6.375% due 4/15/2033                     318,337
              250,000 FirstEnergy Corp.
                       6.45% due 11/15/2011                     259,112
              200,000 Florida Power Corp.
                       5.90% due 3/1/2033                       200,722
              250,000 Georgia Power Co.
                       5.125% due 11/15/2012                    255,046
              425,000 National Rural Utilities Coop. Fin.
                       8.00% due 3/1/2032                       529,334
              400,000 Oncor Electric Delivery Co.
                       7.25% due 1/15/2033                      455,033
              100,000 Progress Energy, Inc.
                       7.00% due 10/30/2031                     107,029
              200,000 Public Service Electric Gas Co.
                       5.125% due 9/1/2012                      204,355

         -------------------------------------------------------------
         Principal
         Amount                                                  Value
         -------------------------------------------------------------
         $    500,000 Sierra Pacific Resources
                       6.20% due 4/15/2004               $     503,125
              350,000 TXU Energy Co.
                       7.00% due 3/15/2013                     387,099
              500,000 Xcel Energy, Inc.
                       3.40% due 7/1/2008                      488,288
                                                         -------------
                                                             5,232,196
         -------------------------------------------------------------
         Wireless Communications -- 1.0%
              250,000 AT & T Wireless Svcs., Inc.
                       8.125% due 5/1/2012                     293,988
              650,000 Tritel PCS, Inc.
                       10.375% due 1/15/2011                   777,693
              690,000 Verizon Wireless Capital LLC
                       5.375% due 12/15/2006                   736,300
                                                         -------------
                                                             1,807,981
         -------------------------------------------------------------
         Wireline Communications -- 4.7%
               75,000 AT & T Corp.
                       8.50% due 11/15/2031                     87,642
              500,000 British Telecom. PLC
                       8.625% due 12/15/2030                   653,802
              200,000 Century Tel. Enterprises, Inc.
                       6.875% due 1/15/2028                    210,810
                      Citizens Comm. Co.
              200,000  7.625% due 8/15/2008                    218,990
              200,000  9.00% due 8/15/2031                     233,366
              500,000 Deutsche Telekom Int'l. Finance BV
                       8.75% due 6/15/2030                     638,714
                      France Telecom S.A.
              625,000  9.00% due 3/1/2011                      750,676
            1,000,000  9.75% due 3/1/2031                    1,328,675
              200,000 Royal KPN NV
                       8.375% due 10/1/2030                    253,543
              850,000 Sprint Capital Corp.
                       8.375% due 3/15/2012                    992,630
              500,000 Telecom Italia Capital
                       5.25% due 11/15/2013+                   500,996
            1,000,000 Telus Corp.
                       8.00% due 6/1/2011                    1,169,287
              825,000 Verizon Global Funding Corp.
                       7.75% due 12/1/2030                     969,136
              500,000 Verizon Pennsylvania, Inc.
                       5.65% due 11/15/2011                    524,414
                                                         -------------
                                                             8,532,681
         -------------------------------------------------------------
         Yankee -- 0.7%
            1,200,000 Pemex Master Tr.
                       7.875% due 2/1/2009                   1,354,800
         -------------------------------------------------------------
                      Total Corporate Bonds
                       (Cost $60,329,330)                   63,379,996
         -------------------------------------------------------------

          Mortgage Pass-Throughs -- 38.3%
                      FHLMC
         $  2,097,223  5.00%, 10/1/2033                  $   2,071,200
           13,699,919  5.50%, 2033                          13,872,428
            3,153,513  6.00%, 12/1/2032                      3,260,136
            1,740,507  6.50%, 8/1/2032                       1,823,205
               26,284  7.00%, 8/1/2008                          28,053
                      FNMA
            4,250,000  5.00%, (15 yr. TBA)                   4,333,674
           11,600,000  6.00%, (30 yr. TBA)                  11,987,881
            2,924,106  5.00%, 6/1/2018                       2,986,139
            2,541,864  5.50%, 12/1/2014                      2,646,493
              316,587  5.50%, 3/1/2018                         328,419
           12,699,864  5.50%, 2033                          12,871,803

--------------------------------------------------------------------------------
                                             See notes to financial statements.

The Guardian Investment Quality Bond Fund
Schedule of Investments (Continued)

            -------------------------------------------------------
            Principal
            Amount                                            Value
            -------------------------------------------------------
            $    995,754  6.00%, 10/1/2013            $   1,046,847
                 781,314  6.00%, 4/1/2016                   820,400
                 412,806  6.50%, 8/1/2016                   437,997
               1,275,519  6.50%, 11/1/2017                1,353,355
               3,090,051  6.50%, 2032                     3,232,160
                  11,705  7.00%, 2/1/2009                    12,521
                  81,487  7.00%, 2012                        87,085
                 262,654  7.00%, 9/1/2014                   280,894
                   4,580  7.00%, 8/1/2023                     4,876
                   3,243  7.00%, 12/1/2027                    3,439
                  52,738  7.00%, 12/1/2028                   55,903
               1,097,657  7.00%, 2032                     1,162,271
                     246  7.50%, 5/1/2027                       263
                 213,136  7.50%, 12/1/2029                  227,831
                 874,841  7.50%, 2/1/2031                   935,648
                 363,549  8.00%, 2030                       393,056
                         GNMA
               1,519,863  6.00%, 2033                     1,580,768
               1,575,860  6.50%, 5/15/2032                1,661,419
                 275,545  6.50%, 2/15/2033                  290,510
                 283,137  8.00%, 2030                       308,024
            -------------------------------------------------------
                         Total Mortgage Pass-Throughs
                          (Cost $69,595,850)             70,104,698
            -------------------------------------------------------

             Sovereign Debt -- 0.7%
            $    200,000 Malaysia
                          7.50% due 7/15/2011         $     236,592
               1,000,000 United Mexican States
                          8.00% due 9/24/2022             1,094,000
            -------------------------------------------------------
                         Total Sovereign Debt
                          (Cost $1,242,324)               1,330,592
            -------------------------------------------------------

             U.S. Government -- 8.7%
            U.S. Government Agencies -- 6.8%
                         FNMA
            $  5,000,000  1.01%, 1/14/2004++(a)       $   4,998,350
               3,600,000  3.25%, 1/15/2008                3,609,594
               3,550,000  4.375%, 10/15/2006              3,729,055
                                                      -------------
                                                         12,336,999
            -------------------------------------------------------
            U.S. Treasury Bonds and Notes -- 1.9%
                         U.S. Treasury Bonds
                 300,000  5.375%, 2/15/2031                 312,856
                         U.S. Treasury Notes
               1,300,000  3.00%, 11/15/2007               1,311,172
               1,520,000  3.00%, 2/15/2008                1,527,065
                 250,000  3.125%, 10/15/2008                249,521
                 140,000  4.25%, 11/15/2013                 139,847
                                                      -------------
                                                          3,540,461
            -------------------------------------------------------
                         Total U.S. Government
                          (Cost $15,824,296)             15,877,460
            -------------------------------------------------------

         Commercial Paper -- 6.2%
        Principal
        Amount                                                    Value
        ---------------------------------------------------------------
        Food and Beverage -- 1.1%
        $  2,000,000 Coca-Cola Enterprises, Inc.
                      0.99% due 1/14/2004 (a)            $   1,999,285
        ---------------------------------------------------------------
        Utilities-Electric and Water -- 2.4%
           4,400,000 National Rural Utilities Coop. Fin.
                      1.07% due 1/20/2004 (a)                4,397,515
        ---------------------------------------------------------------
        Wireline Communications -- 2.7%
           5,000,000 Verizon Network Funding
                      1.01% due 1/14/2004 (a)                4,998,177
        ---------------------------------------------------------------
                     Total Commercial Paper
                      (Cost $11,394,977)                    11,394,977
        ---------------------------------------------------------------

         Repurchase Agreement -- 0.4%
        $    785,000 State Street Bank and Trust Co.
                     repurchase agreement,
                     dated 12/31/2003, maturity
                     value $785,040 at
                     0.92%, due 1/2/2004 (1)(a)
                      (Cost $785,000)                    $     785,000
        ---------------------------------------------------------------
        Total Investments -- 108.7%
         (Cost $195,136,727)                               198,851,492
        Payables for Mortgage Pass-Throughs
         Delayed Delivery Securities (a) -- (8.8)%         (16,185,531)
        Cash, Receivables and Other Assets
         Less Liabilities -- 0.1%                              269,581
        ---------------------------------------------------------------
        Net Assets -- 100%                               $ 182,935,542
        ---------------------------------------------------------------

+ Rule 144A restricted security.
++Discount note. The rate shown is the effective yield at date of purchase.
(1)The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.
(a)Securities are segregated to cover forward mortgage purchases.

--------------------------------------------------------------------------------
See notes to financial statements.

..   The Guardian Low Duration Bond Fund

          Asset Backed -- 8.2%
         Principal
         Amount                                                  Value
         -------------------------------------------------------------
         $    500,000 Chase Manhattan Auto Owner Tr.
                       2003-A A4
                       2.06% due 12/15/2009               $    489,902
              254,000 GMAC Mtg. Corp. Loan Tr.
                       2003-GH1 A4
                       4.59% due 4/25/2026                     260,071
              308,000 Hyundai Auto Receivables Tr.
                       2003-A A4
                       3.02% due 10/15/2010                    307,667
              400,000 PP & L Transition Bond Co. LLC
                       1999-1 A7
                       7.05% due 6/25/2009                     447,062
                      Residential Asset Mtg. Prods., Inc.
                       2003-RZ3 A3
              600,000  2.14% due 2/25/2030                     586,170
                       2002-RS5 AI4
              495,000  4.428% due 9/25/2030                    499,999
         -------------------------------------------------------------
                      Total Asset Backed
                       (Cost $2,594,257)                     2,590,871
         -------------------------------------------------------------

          Collateralized Mortgage Obligation -- 4.4%
         $    396,298 FHLMC
                       2430 GD
                       6.50% due 11/15/2030               $    407,643
                      FNMA
                       2002-91 QB
              310,000  5.00% due 3/25/2010                     318,241
                       2002-55 PC
              360,000  5.50% due 4/25/2026                     369,678
              296,769 GNMA
                       2002-93 NV
                       4.75% due 2/20/2032                     297,402
         -------------------------------------------------------------
                      Total Collateralized Mortgage
                       Obligation
                       (Cost $1,387,667)                     1,392,964
         -------------------------------------------------------------

          Commercial Mortgage Backed -- 1.8%
         $    366,000 GMAC Comm'l. Mtg. Sec., Inc.
                       1997-C1 A3
                       6.869% due 7/15/2029               $    404,793
              146,825 Morgan Stanley Capital I
                       1999-WF1 A1
                       5.91% due 11/15/2031                    156,158
         -------------------------------------------------------------
                      Total Commercial Mortgage Backed
                       (Cost $563,073)                         560,951
         -------------------------------------------------------------

          Corporate Bonds -- 70.0%
         Aerospace and Defense -- 1.8%
         $    500,000 Northrop Grumman Corp.
                       7.00% due 3/1/2006                 $    547,694
         -------------------------------------------------------------
         Automotive -- 6.7%
              500,000 DaimlerChrysler NA Hldg.
                       7.40% due 1/20/2005                     527,062
              500,000 Delphi Corp.
                       6.55% due 6/15/2006                     536,520
              500,000 Ford Motor Credit Co.
                       7.50% due 3/15/2005                     527,706
              500,000 General Motors Acceptance Corp.
                       5.25% due 5/16/2005                     518,063
                                                          ------------
                                                             2,109,351
         -------------------------------------------------------------

            --------------------------------------------------------
            Principal
            Amount                                             Value
            --------------------------------------------------------
            Energy -- 3.4%
            $    500,000 Anadarko Petroleum Corp.
                          6.50% due 5/15/2005           $    530,176
                 500,000 Repsol Int'l. Fin. BV
                          7.45% due 7/15/2005                537,576
                                                        ------------
                                                           1,067,752
            --------------------------------------------------------
            Entertainment -- 3.3%
               1,000,000 Time Warner, Inc.
                          5.625% due 5/1/2005              1,046,793
            --------------------------------------------------------
            Finance Companies -- 10.3%
                 500,000 American General Fin. Corp.
                          5.875% due 12/15/2005              535,053
                 500,000 Capital One Bank
                          6.875% due 2/1/2006                540,899
                 500,000 CIT Group, Inc.
                          6.625% due 6/15/2005               534,093
                 500,000 General Electric Capital Corp.
                          6.80% due 11/1/2005                542,944
                 500,000 Household Fin. Corp.
                          6.50% due 1/24/2006                540,738
                 500,000 MBNA America Bank NA
                          6.50% due 6/20/2006                544,393
                                                        ------------
                                                           3,238,120
            --------------------------------------------------------
            Financial -- 2.5%
                 500,000 Bear Stearns Cos., Inc.
                          3.00% due 3/30/2006                507,528
                 250,000 Lehman Brothers Hldgs., Inc.
                          6.25% due 5/15/2006                271,600
                                                        ------------
                                                             779,128
            --------------------------------------------------------
            Financial-Banks -- 0.8%
                 250,000 KeyCorp
                          4.625% due 5/16/2005               259,749
            --------------------------------------------------------
            Food and Beverage -- 3.4%
                 500,000 Kellogg Co.
                          6.00% due 4/1/2006                 535,770
                 500,000 Kraft Foods, Inc.
                          4.625% due 11/1/2006               521,764
                                                        ------------
                                                           1,057,534
            --------------------------------------------------------
            Gaming -- 0.8%
                 250,000 Int'l. Game Technology
                          7.875% due 5/15/2004               255,208
            --------------------------------------------------------
            Home Construction -- 0.9%
                 250,000 Lennar Corp.
                          9.95% due 5/1/2010                 287,188
            --------------------------------------------------------
            Lodging -- 0.9%
                 250,000 Marriott Int'l., Inc.
                          6.875% due 11/15/2005              269,739
            --------------------------------------------------------
            Media-Cable -- 1.8%
                 500,000 Cox Comm., Inc.
                          7.75% due 8/15/2006                560,826
            --------------------------------------------------------
            Media-NonCable -- 0.8%
                 250,000 Echostar DBS Corp.
                          9.375% due 2/1/2009                262,813
            --------------------------------------------------------
            Natural Gas-Pipelines -- 1.7%
                 500,000 Duke Energy Field Svcs.
                          7.50% due 8/16/2005                537,231
            --------------------------------------------------------

--------------------------------------------------------------------------------
                                             See notes to financial statements.

The Guardian Low Duration Bond Fund
Schedule of Investments (Continued)

         -------------------------------------------------------------
         Principal
         Amount                                                  Value
         -------------------------------------------------------------
         Paper and Forest Products -- 0.8%
         $    250,000 Abitibi-Consolidated, Inc.
                       8.30% due 8/1/2005                 $    264,535
         -------------------------------------------------------------
         Real Estate Investment Trust -- 7.5%
              505,000 Avalon Bay Communities, Inc.
                       6.80% due 7/15/2006                     554,579
                      EOP Operating LP
              500,000  6.625% due 2/15/2005                    525,311
              500,000  6.63% due 4/13/2005                     529,863
              300,000 Gables Realty LP
                       6.80% due 3/15/2005                     314,522
              400,000 Simon Ppty. Group LP
                       6.875% due 10/27/2005                   430,647
                                                          ------------
                                                             2,354,922
         -------------------------------------------------------------
         Restaurants -- 1.7%
              500,000 YUM! Brands, Inc.
                       7.45% due 5/15/2005                     533,125
         -------------------------------------------------------------
         Services -- 0.9%
              250,000 Cendant Corp.
                       6.875% due 8/15/2006                    274,286
         -------------------------------------------------------------
         Supermarkets -- 2.5%
              250,000 Kroger Co.
                       7.375% due 3/1/2005                     264,863
              500,000 Safeway, Inc.
                       3.80% due 8/15/2005                     510,522
                                                          ------------
                                                               775,385
         -------------------------------------------------------------
         Utilities-Electric and Water -- 8.1%
              500,000 Dominion Resources, Inc.
                       2.80% due 2/15/2005                     505,155
              500,000 National Rural Utilities Coop. Fin.
                       3.00% due 2/15/2006                     506,244
              250,000 Niagara Mohawk Power Corp.
                       6.625% due 7/1/2005                     267,341
              500,000 Nisource Fin. Corp.
                       7.625% due 11/15/2005                   546,248
              425,000 PSEG Power LLC
                       6.875% due 4/15/2006                    463,332
              250,000 Sierra Pacific Resources
                       6.20% due 4/15/2004                     251,563
                                                          ------------
                                                             2,539,883
         -------------------------------------------------------------
         Wireless Communications -- 1.7%
              498,000 AT & T Wireless Svcs., Inc.
                       6.875% due 4/18/2005                    526,554
         -------------------------------------------------------------
         Wireline Communications -- 7.7%
              500,000 British Telecom. PLC
                       7.875% due 12/15/2005                   551,006
              500,000 Deutsche Telekom Int'l. Fin. BV
                       8.25% due 6/15/2005                     542,378
              250,000 Qwest Corp.
                       7.20% due 11/1/2004                     255,625

        ----------------------------------------------------------------
        Principal
        Amount                                                     Value
        ----------------------------------------------------------------
        $    500,000 Sprint Capital Corp.
                      7.90% due 3/15/2005                   $    532,634
             500,000 Telefonica Europe BV
                      7.35% due 9/15/2005                        542,585
                                                            ------------
                                                               2,424,228
        ----------------------------------------------------------------
                     Total Corporate Bonds
                      (Cost $21,895,749)                      21,972,044
        ----------------------------------------------------------------

         Municipal Bonds -- 1.6%
        $    500,000 Beaver Cnty., PA Industrial Dev. Auth.
                     Poll. Control Rev.
                      4.85% due 6/1/2030
                      (Cost $510,087)                       $    504,660
        ----------------------------------------------------------------

         Sovereign Debt -- 1.7%
        $    500,000 Petroleos Mexicanos
                      6.50% due 2/1/2005
                      (Cost $519,915)                       $    523,125
        ----------------------------------------------------------------

         U.S. Government -- 10.9%
        U.S. Treasury Notes -- 10.9%
                     U.S. Treasury Notes
        $    130,000  2.375%, 8/15/2006                     $    130,701
           2,950,000  2.625%, 11/15/2006                       2,976,043
             300,000  3.375%, 12/15/2008                         302,074
        ----------------------------------------------------------------
                     Total U.S. Government
                      (Cost $3,391,020)                        3,408,818
        ----------------------------------------------------------------

         Repurchase Agreement -- 0.2%
        $     52,000 State Street Bank and Trust Co.
                     repurchase agreement,
                     dated 12/31/2003, maturity
                     value $52,003 at
                     0.92%, due 1/2/2004(1)
                      (Cost $52,000)                        $     52,000
        ----------------------------------------------------------------
        Total Investments -- 98.8%
         (Cost $30,913,768)                                   31,005,433
        Cash, Receivables and Other Assets
         Less Liabilities -- 1.2%                                370,024
        ----------------------------------------------------------------
        Net Assets -- 100%                                  $ 31,375,457
        ----------------------------------------------------------------

(1)The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
See notes to financial statements.

..   The Guardian High Yield Bond Fund

 Corporate Bonds -- 95.0%
                                              Rating
Principal                                    Moody's/
Amount                                         S&P*          Value
------------------------------------------------------------------
Aerospace and Defense -- 1.9%
$    417,000    K & F Ind., Inc.
                Sr. Sub. Nt. Ser. B
                9.625% due 12/15/2010         B3/B    $    467,561
     800,000    Sequa Corp.
                Sr. Nt.
                8.875% due 4/1/2008          B1/BB-        868,000
                                                      ------------
                                                         1,335,561
---------------------------------------------------------------
Automotive -- 3.6%
                Keystone Automotive
                Operations
     522,000    Sr. Sub. Nt. +
                9.75% due 11/1/2013           B3/B-        561,150
                Tenneco Automotive, Inc.
     298,000    Sr. Sec. Nt. Ser. B
                10.25% due 7/15/2013         B2/CCC+       338,975
     596,000    Sr. Sub. Nt. Ser. B
                11.625% due 10/15/2009       B2/CCC+       643,680
     278,000    TRW Automotive, Inc.
                Sr. Nt.
                9.375% due 2/15/2013          B1/B+        317,615
     667,000    United Components, Inc.
                Sr. Sub. Nt.
                9.375% due 6/15/2013          B3/B         728,697
                                                      ------------
                                                         2,590,117
---------------------------------------------------------------
Banking -- 0.5%
     350,000    Western Financial Bank
                Sub. Cap. Debt.
                9.625% due 5/15/2012         B1/BB-        390,250
---------------------------------------------------------------
Building Materials -- 2.0%
     280,000    Associated Materials, Inc.
                Sr. Sub. Nt.
                9.75% due 4/15/2012           B3/B-        306,600
      71,000    Collins & Aikman Floor Cover
                Sr. Sub. Nt.
                9.75% due 2/15/2010           B2/B          75,970
     584,000    Koppers, Inc.
                Sr. Sec. Nt.+
                9.875% due 10/15/2013         B2/B         643,860
     343,000    Norcraft Cos. Fin.
                Sr. Sub. Nt.+
                9.00% due 11/1/2011           B3/B-        370,440
                                                      ------------
                                                         1,396,870
---------------------------------------------------------------
Chemicals -- 6.4%
     245,000    Compass Minerals Group, Inc.
                Sr. Sub. Nt.
                10.00% due 8/15/2011          B3/B-        274,400
     670,000    Equistar Chemicals LP
                Sr. Nt.
                10.125% due 9/1/2008         B2/BB-        733,650
     280,000    FMC Corp.
                Sr. Sec. Nt.
                10.25% due 11/1/2009         Ba2/BB+       327,600
     300,000    Huntsman Advanced Materials
                Sr. Sec. Nt.+
                11.00% due 7/15/2010          B2/B         331,500
     295,000    Huntsman Int'l. LLC
                Sr. Nt.
                9.875% due 3/1/2009           B3/B-        323,025
                Lyondell Chemical Co.
     372,000    Nt. Ser. A
                9.625% due 5/1/2007          B1/BB-        394,320

--------------------------------------------------------------------
                                                Rating
Principal                                      Moody's/
Amount                                           S&P*          Value
--------------------------------------------------------------------
$    372,000    Sr. Sub. Nt.
                10.875% due 5/1/2009             B3/B   $    381,300
     670,000    Millennium America, Inc.
                Sr. Nt.
                7.00% due 11/15/2006            B1/BB-       686,750
                Nalco Co.
     298,000    Sr. Nt.+
                7.75% due 11/15/2011             B2/B        318,860
     298,000    Sr. Sub. Nt.+
                8.875% due 11/15/2013           Caa1/B       315,880
                Resolution Performance Product
     298,000    Sec. Nt.+
                8.00% due 12/15/2009            B2/B+        308,430
     150,000    Sr. Sec. Nt.
                9.50% due 4/15/2010             B3/B-        152,250
                                                        ------------
                                                           4,547,965
-----------------------------------------------------------------
Construction Machinery -- 2.8%
     140,000    Joy Global, Inc.
                Sr. Sub. Nt.
                8.75% due 3/15/2012             B2/B+        156,100
     140,000    NMHG Hldg. Co.
                Sr. Nt.
                10.00% due 5/15/2009            B3/B+        154,700
                Terex Corp.
     285,000    Sr. Sub. Nt.
                9.25% due 7/15/2011              B3/B        313,500
     285,000    Sr. Sub. Nt.
                10.375% due 4/1/2011             B3/B        319,200
   1,043,000    United Rentals NA, Inc.
                Sr. Sub. Nt.+
                7.75% due 11/15/2013            B2/B+      1,065,164
                                                        ------------
                                                           2,008,664
-----------------------------------------------------------------
Consumer Cyclical Services -- 1.8%
     350,000    Coinmach Corp.
                Sr. Nt.
                9.00% due 2/1/2010               B2/B        379,750
     860,000    Iron Mountain, Inc.
                Sr. Sub. Nt.
                8.625% due 4/1/2013              B2/B        928,800
                                                        ------------
                                                           1,308,550
-----------------------------------------------------------------
Consumer Products -- 2.2%
     435,000    Elizabeth Arden, Inc.
                Sr. Sec. Nt. Ser. B
                11.75% due 2/1/2011             B1/B+        517,650
     745,000    Rayovac Corp.
                Sr. Sub. Nt.
                8.50% due 10/1/2013             B3/B-        789,700
     286,000    Sealy Mattress Co.
                Sr. Sub. Nt. Ser. B
                9.875% due 12/15/2007           B3/B-        296,010
                                                        ------------
                                                           1,603,360
-----------------------------------------------------------------
Electric -- 7.1%
                Calpine Corp.
     894,000    Sr. Sec. Nt.+
                8.50% due 7/15/2010              NR/B        871,650
     745,000    Sr. Sec. Nt.+
                8.75% due 7/15/2013              NR/B        726,375
     596,000    Sr. Sec. Nt.+
                9.875% due 12/1/2011             B/B         612,390
     745,000    Dynegy Hldgs., Inc.
                Sr. Sec. Nt.+
                10.125% due 7/15/2013           B3/B-        856,750

--------------------------------------------------------------------------------
                                             See notes to financial statements.

The Guardian High Yield Bond Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------
                                             Rating
Principal                                   Moody's/
Amount                                        S&P*          Value
--------------------------------------------------------------------
$    745,000 Nevada Power Co.
             2nd Mtg. Nt.+
             9.00% due 8/15/2013             Ba2/BB  $    824,156
     447,000 NRG Energy, Inc.
             Sec. Nt.+
             8.00% due 12/15/2013            B2/B+        469,909
     666,000 Southern California Edison Co.
             1st Ref. Mtg. Ser. 93C
             7.25% due 3/1/2026             Baa2/BBB      682,650
                                                     ------------
                                                        5,043,880
-----------------------------------------------------------------
Energy -- 4.2%
     447,000 Dresser, Inc.
             Sr. Nt.
             9.375% due 4/15/2011             B2/B        486,112
     280,000 Newfield Exploration Co.
             Sr. Sub. Nt.
             8.375% due 8/15/2012           Ba3/BB-       313,600
     700,000 Newpark Resources, Inc.
             Sr. Sub. Nt. Ser. B
             8.625% due 12/15/2007           B2/B+        724,500
     335,000 Pioneer Natural Resources Co.
             Sr. Nt.
             7.20% due 1/15/2028            Ba1/BB+       358,624
     280,000 Pride Int'l., Inc.
             Sr. Nt.
             10.00% due 6/1/2009             Ba2/BB       300,300
     298,000 Western Oil Sands, Inc.
             Sr. Sec. Nt.
             8.375% due 5/1/2012            Ba2/BB+       339,348
     420,000 Westport Resources Corp.
             Sr. Sub. Nt.
             8.25% due 11/1/2011             Ba3/B+       462,000
                                                     ------------
                                                        2,984,484
-----------------------------------------------------------------
Entertainment -- 2.8%
             Intrawest Corp.
     447,000 Sr. Nt.+
             7.50% due 10/15/2013            B1/B+        464,880
     185,000 Sr. Nt.
             10.50% due 2/1/2010             B1/B+        204,425
     287,000 Premier Parks, Inc.
             Sr. Nt.
             9.75% due 6/15/2007             B2/B-        300,991
   1,005,000 Six Flags, Inc.
             Sr. Nt.+
             9.625% due 6/1/2014             B2/B-      1,050,225
                                                     ------------
                                                        2,020,521
-----------------------------------------------------------------
Environmental -- 0.5%
     335,000 Allied Waste NA, Inc.
             Sr. Nt.
             7.875% due 4/15/2013           Ba3/BB-       362,638
-----------------------------------------------------------------
Finance Companies -- 0.4%
     298,000 Dollar Financial Group, Inc.
             Sr. Nt.+
             9.75% due 11/15/2011             B3/B        308,430
-----------------------------------------------------------------
Food and Beverage -- 6.7%
     560,000 American Seafood Group LLC
             Sr. Sub. Nt.
             10.125% due 4/15/2010            B3/B        668,500
     350,000 B & G Foods, Inc.
             Sr. Sub. Nt. Ser. D
             9.625% due 8/1/2007             B3/B-        360,938

--------------------------------------------------------------------
                                                Rating
Principal                                      Moody's/
Amount                                           S&P*          Value
--------------------------------------------------------------------
$    224,000    Constellation Brands, Inc.
                Sr. Sub. Nt.
                8.125% due 1/15/2012           Ba3/B+   $    245,280
     635,000    Del Monte Corp.
                Sr. Sub. Nt.
                9.25% due 5/15/2011             B2/B         701,675
     968,000    Merisant Co.
                Sr. Sub. Nt.+
                9.50% due 7/15/2013             B3/B-      1,030,920
     373,000    Michael Foods, Inc.
                Sr. Sub. Nt.+
                8.00% due 11/15/2013            B3/B-        388,852
     288,000    Pinnacle Foods Hldgs. Corp.
                Sr. Sub. Nt.+
                8.25% due 12/1/2013             B3/B         298,080
     670,000    Premium Standard Farms, Inc.
                Sr. Nt.
                9.25% due 6/15/2011             B1/BB        676,700
     372,000    Seminis Vegetable Seeds, Inc.
                Sr. Sub. Nt.+
                10.25% due 10/1/2013            B3/B-        399,900
                                                        ------------
                                                           4,770,845
-----------------------------------------------------------------
Gaming -- 0.4%
     285,000    Sun Int'l. Hotels Ltd.
                Sr. Sub. Nt.
                8.875% due 8/15/2011            B2/B+        311,363
-----------------------------------------------------------------
Gas Distributors -- 1.2%
     190,000    AmeriGas Partners LP
                Sr. Nt.
                8.875% due 5/20/2011           B2/BB-        209,000
     328,000    Gazprom OAO
                Nt.+
                9.625% due 3/1/2013            NR/BB-        361,620
     298,000    Suburban Propane Partners
                Sr. Nt.+
                6.875% due 12/15/2013           B1/B         300,980
                                                        ------------
                                                             871,600
-----------------------------------------------------------------
Health Care -- 3.3%
     382,000    Fisher Scientific Int'l., Inc.
                Sr. Sub. Nt.
                8.125% due 5/1/2012             B2/B+        409,695
     570,000    Fresenius Medical Care
                Capital Tr.
                7.875% due 6/15/2011           Ba2/BB-       615,600
     381,000    Insight Health Svcs. Corp.
                Sr. Sub. Nt. Ser. B
                9.875% due 11/1/2011            B3/B-        403,860
                National Nephrology
                Assocs., Inc.
     288,000    Sr. Sub. Nt.+
                9.00% due 11/1/2011             B3/B-        301,680
     560,000    PerkinElmer, Inc.
                Sr. Sub. Nt.
                8.875% due 1/15/2013           Ba3/BB-       641,200
                                                        ------------
                                                           2,372,035
-----------------------------------------------------------------
Home Construction -- 1.7%
     280,000    Beazer Homes USA, Inc.
                Sr. Nt.
                8.375% due 4/15/2012           Ba2/BB        308,700
     286,000    Meritage Corp.
                Sr. Nt.
                9.75% due 6/1/2011             Ba3/B+        319,605

--------------------------------------------------------------------------------
See notes to financial statements.

The Guardian High Yield Bond Fund
Schedule of Investments (Continued)

--------------------------------------------------------------
                                         Rating
Principal                               Moody's/
Amount                                    S&P*           Value
--------------------------------------------------------------
$    280,000 Standard Pacific Corp.
             Sr. Sub. Nt.
             9.25% due 4/15/2012         Ba3/B+   $    312,200
     280,000 WCI Communities, Inc.
             Sr. Sub. Nt.
             9.125% due 5/1/2012          Ba3/B        308,000
                                                  ------------
                                                     1,248,505
--------------------------------------------------------------
Industrial-Other -- 2.3%
             Bombardier Recreational
             Products
     286,000 Sr. Sub. Nt.+
             8.375% due 12/15/2013        B3/B-        298,870
     645,000 Briggs & Stratton Corp.
             Sr. Nt.
             8.875% due 3/15/2011        Ba1/BB+       757,875
     575,000 General Cable Corp.
             Sr. Nt.+
             9.50% due 11/15/2010         B2/B         615,250
                                                  ------------
                                                     1,671,995
--------------------------------------------------------------
Lodging -- 0.6%
     122,000 HMH Pptys., Inc.
             Sr. Nt. Ser. C
             8.45% due 12/1/2008         Ba3/B+        127,185
             John Q. Hammons
             Hotels LP
     280,000 1st Mtg. Nt. Ser. B
             8.875% due 5/15/2012         B2/B         308,700
                                                  ------------
                                                       435,885
--------------------------------------------------------------
Media-Cable -- 4.1%
     744,000 Charter Comm. Hldgs. II
             Sr. Nt.+
             10.25% due 9/15/2010       Caa1/CCC-      781,200
     670,000 CSC Hldgs., Inc.
             Sr. Debt. Ser. B
             8.125% due 8/15/2009        B1/BB-        720,250
             Insight Midwest LP
      52,000 Sr. Nt.
             10.50% due 11/1/2010         B2/B+         56,550
     618,000 Sr. Nt.+
             10.50% due 11/1/2010         B2/B+        672,075
     596,000 Mediacom Broadband LLC
             Sr. Nt.
             11.00% due 7/15/2013         B2/B+        669,010
                                                  ------------
                                                     2,899,085
--------------------------------------------------------------
Media-NonCable -- 7.9%
     209,000 Allbritton Comm. Co.
             Sr. Sub. Nt.
             7.75% due 12/15/2012         B3/B-        216,838
             American Media Operations,
             Inc.
     596,000 Sr. Sub. Nt.
             8.875% due 1/15/2011         B2/B-        646,660
     570,000 Sr. Sub. Nt. Ser. B
             10.25% due 5/1/2009          B2/B-        607,762
     285,000 Corus Entertainment, Inc.
             Sr. Sub. Nt.
             8.75% due 3/1/2012           B1/B+        313,500
             Dex Media East LLC
     223,000 Nt.+
             8.00% due 11/15/2013        Caa1/B        234,150
     265,000 Sr. Nt.
             9.875% due 11/15/2009        B2/B         303,425

---------------------------------------------------------------
                                           Rating
Principal                                 Moody's/
Amount                                      S&P*          Value
---------------------------------------------------------------
$    265,000 Sr. Sub. Nt.
             12.125% due 11/15/2012         B3/B   $    325,950
             Dex Media West Fin.
      75,000 Sr. Nt.+
             8.50% due 8/15/2010            B2/B         83,531
      75,000 Sr. Sub. Nt.+
             9.875% due 8/15/2013           B3/B         87,188
     278,000 DirecTV Hldgs. Finance
             Sr. Nt.
             8.375% due 3/15/2013          B1/BB-       322,480
     286,000 Emmis Comm. Corp.
             Sr. Sub. Nt.
             8.125% due 3/15/2009          B2/B-        299,942
     280,000 Entravision Comm. Corp.
             Sr. Sub. Nt.
             8.125% due 3/15/2009          B3/B-        299,600
   1,043,000 Houghton Mifflin Co.
             Sr. Sub. Nt.
             9.875% due 2/1/2013            B3/B      1,147,300
             R.H. Donnelley Fin. Corp. I
     160,000 Sr. Nt.+
             8.875% due 12/15/2010         B1/B+        180,000
     465,000 Sr. Sub. Nt.+
             10.875% due 12/15/2012        B2/B+        551,606
                                                   ------------
                                                      5,619,932
---------------------------------------------------------------
Metals and Mining -- 1.5%
     745,000 AK Steel Corp.
             Sr. Nt.
             7.75% due 6/15/2012            B3/B+       636,975
     286,000 Luscar Coal Ltd.
             Sr. Nt.
             9.75% due 10/15/2011          Ba3/BB       323,895
      70,000 Steel Dynamics, Inc.
             Sr. Nt.
             9.50% due 3/15/2009            B1/B+        77,700
                                                   ------------
                                                      1,038,570
---------------------------------------------------------------
Natural Gas-Pipelines -- 4.6%
     372,000 El Paso Partners
             Sr. Sub. Nt. Ser. B
             8.50% due 6/1/2011            B1/BB-       418,500
     667,000 El Paso Production Hldg. Co.
             Sr. Nt.+
             7.75% due 6/1/2013              B2/B       656,995
      38,000 Gulfterra Energy Partners
             Sr. Sub. Nt. Ser. B
             8.50% due 6/1/2010            B1/BB-        43,130
     208,000 Northwest Pipeline Corp.
             Sr. Nt.+
             8.125% due 3/1/2010            B1/B+       230,880
     623,000 Southern Natural Gas Co.
             Nt.
             7.35% due 2/15/2031            B1/B        615,212
             Transcontinental Gas
             Pipeline Corp.
     630,000 Nt. Ser. B
             7.00% due 8/15/2011           B1/B+        670,950
             Williams Cos., Inc.
     240,000 Nt.
             8.125% due 3/15/2012          B3/B+        266,400
     360,000 Sr. Nt.
             8.625% due 6/1/2010           B3/B+        404,100
                                                   ------------
                                                      3,306,167
---------------------------------------------------------------

--------------------------------------------------------------------------------
                                             See notes to financial statements.

The Guardian High Yield Bond Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------
                                                Rating
Principal                                      Moody's/
Amount                                           S&P*          Value
--------------------------------------------------------------------
Packaging -- 2.2%
$    355,000    Crown European Hldgs. S.A.
                Sec. Nt.
                9.50% due 3/1/2011              B1/B+   $    402,037
     522,000    Graphic Packaging Int'l., Inc.
                Sr. Sub. Nt.+
                9.50% due 8/15/2013             B3/B-        576,810
                Owens-Brockway Glass
                Container
     133,000    Sr. Sec. Nt.
                7.75% due 5/15/2011             B1/BB        142,809
     133,000    Sr. Nt.
                8.25% due 5/15/2013             B2/B+        142,809
     298,000    Silgan Hldgs., Inc.
                Sr. Sub. Nt.+
                6.75% due 11/15/2013            B1/B+        298,745
                                                        ------------
                                                           1,563,210
-----------------------------------------------------------------
Paper and Forest Products -- 4.0%
                Abitibi-Consolidated, Inc.
     210,000    Nt.
                6.00% due 6/20/2013            Ba1/BB+       201,475
     125,000    Debt.
                8.85% due 8/1/2030             Ba1/BB+       135,128
      75,000    Cascades, Inc.
                Sr. Nt.
                7.25% due 2/15/2013            Ba1/BB+        79,125
     400,000    Jefferson Smurfit Corp. US
                Sr. Sec. Nt.
                7.50% due 6/1/2013              B2/B         418,000
     670,000    Kappa Beheer BV
                Sr. Sub. Nt.
                10.625% due 7/15/2009           B2/B         716,900
     150,000    Millar Western Forest
                Products Ltd.
                Sr. Nt.+
                7.75% due 11/15/2013            B3/B+        155,625
     670,000    Stone Container Corp.
                Sr. Nt.
                9.75% due 2/1/2011              B2/B         740,350
     447,000    Tembec Inds., Inc.
                Sr. Nt.
                7.75% due 3/15/2012            Ba3/BB        444,765
                                                        ------------
                                                           2,891,368
-----------------------------------------------------------------
Restaurants -- 0.4%
     298,000    Jack in the Box, Inc.
                Sr. Sub. Nt.
                8.375% due 4/15/2008           Ba3/B+        311,470
-----------------------------------------------------------------
Retailers -- 5.4%
     280,000    Cole National Group, Inc.
                Sr. Sub. Nt.
                8.875% due 5/15/2012            B3/B         299,600
     420,000    Hollywood Entertainment Corp.
                Sr. Sub. Nt.
                9.625% due 3/15/2011            B3/B-        451,500
     720,000    J.C. Penney Co., Inc.
                Nt.
                9.00% due 8/1/2012             Ba3/BB+       861,300
     828,000    Jafra Cosmetics
                Sr. Sub. Nt.
                10.75% due 5/15/2011            B3/B-        908,730
     285,000    Petco Animal Supplies, Inc.
                Sr. Sub. Nt.
                10.75% due 11/1/2011            B2/B         333,450

------------------------------------------------------------------
                                          Rating
Principal                                Moody's/
Amount                                     S&P*           Value
------------------------------------------------------------------
$    280,000 Rite Aid Corp.
             Sr. Nt.
             11.25% due 7/1/2008          Caa2/B-  $    312,200
     373,000 Sonic Automotive, Inc.
             Sr. Sub. Nt.
             8.625% due 8/15/2013          B2/B+        393,515
     280,000 United Auto Group, Inc.
             Sr. Sub. Nt.
             9.625% due 3/15/2012          B3/B         313,600
                                                   ------------
                                                      3,873,895
---------------------------------------------------------------
Supermarkets -- 0.4%
     284,000 Pathmark Stores, Inc.
             Sr. Sub. Nt.
             8.75% due 2/1/2012            B2/B         296,780
---------------------------------------------------------------
Technology -- 0.6%
     361,000 AMI Semiconductor, Inc.
             Sr. Sub. Nt.
             10.75% due 2/1/2013           B3/B         430,493
---------------------------------------------------------------
Textile -- 2.8%
     300,000 Oxford Inds., Inc.
             Sr. Nt.+
             8.875% due 6/1/2011           B2/B         328,125
     350,000 Russell Corp.
             Sr. Nt.
             9.25% due 5/1/2010            B1/BB        362,687
     750,000 St. John Knits Int'l., Inc.
             Sr. Sub. Nt.
             12.50% due 7/1/2009           B3/B-        802,500
     422,000 William Carter Co.
             Sr. Sub. Nt. Ser. B
             10.875% due 8/15/2011         B3/B         487,410
                                                   ------------
                                                      1,980,722
---------------------------------------------------------------
Transportation -- 0.8%
     220,000 Omi Corp.
             Sr. Nt.+
             7.625% due 12/1/2013          B1/B+        221,925
     280,000 Teekay Shipping Corp.
             Sr. Nt.
             8.875% due 7/15/2011         Ba2/BB-       317,800
                                                   ------------
                                                        539,725
---------------------------------------------------------------
Wireless Communications -- 4.3%
     700,000 Centennial Cell Comm. Corp.
             Sr. Nt.
             10.125% due 6/15/2013       Caa1/CCC       768,250
             Crown Castle Int'l. Corp.
     364,000 Sr. Nt.+
             7.50% due 12/1/2013          B3/CCC        365,820
     381,000 Sr. Nt.
             10.75% due 8/1/2011          B3/CCC        428,625
   1,043,000 Nextel Comm., Inc.
             Sr. Nt.
             7.375% due 8/1/2015           B2/B+      1,121,225
     350,000 Nextel Partners, Inc.
             Sr. Nt.
             8.125% due 7/1/2011         Caa1/CCC+      372,750
                                                   ------------
                                                      3,056,670
---------------------------------------------------------------
Wireline Communications -- 3.6%
     300,000 Qwest Capital Funding, Inc.
             Nt.
             5.875% due 8/3/2004         Caa2/CCC+      300,750

--------------------------------------------------------------------------------
See notes to financial statements.

The Guardian High Yield Bond Fund
Schedule of Investments (Continued)

-------------------------------------------------------------------
                                               Rating
Principal                                     Moody's/
Amount                                          S&P*          Value
-------------------------------------------------------------------
                Qwest Corp.
$  1,260,000    Debt.
                7.20% due 11/10/2026          Ba3/B-   $  1,241,100
     560,000    Debt.
                8.875% due 6/1/2031           Ba3/B-        588,000
     355,000    Qwest Svcs. Corp.
                Nt.+
                13.50% due 12/15/2010         NR/CCC+       431,325
                                                       ------------
                                                          2,561,175
----------------------------------------------------------------
                Total Corporate Bonds
                 (Cost $62,938,774)                      67,952,780
----------------------------------------------------------------

 Sovereign Debt -- 0.9%
$    575,000    Federative Republic of Brazil
                Nt.
                9.25% due 10/22/2010            B2/B+
                 (Cost $569,321)                       $    618,125
----------------------------------------------------------------

 Warrants -- 0.0%
-------------------------------------------------------------------
Shares                                                        Value
-------------------------------------------------------------------
         417    Hayes Lemmerz Int'l., Inc.
                exp. 6/3/2006                          $        605
         330    XM Satellite Radio, Inc.
                exp. 3/15/2010+                               6,847
----------------------------------------------------------------
                Total Warrants
                 (Cost $358,885)                              7,452
----------------------------------------------------------------

 Repurchase Agreement -- 2.1%
Principal
Amount                                                         Value
--------------------------------------------------------------------
$  1,486,000    State Street Bank and Trust Co.
                repurchase agreement,
                dated 12/31/2003, maturity
                value $1,486,076 at
                0.92% due 1/2/2004 (1)
                 (Cost $1,486,000)                      $  1,486,000
-----------------------------------------------------------------
Total Investments -- 98.0%
 (Cost $65,352,980)                                       70,064,357
Cash, Receivables and Other Assets
 Less Liabilities -- 2.0%                                  1,439,514
-----------------------------------------------------------------
Net Assets -- 100%                                      $ 71,503,871
-----------------------------------------------------------------

* Unaudited.
+ Rule 144A restricted security.
(1)The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
                                             See notes to financial statements.

..   The Guardian Tax-Exempt Fund

 Municipal Bonds -- 98.1%
                                              Rating
Principal                                    Moody's/
Amount                                         S&P*           Value
----------------------------------------------------------------------
Alabama -- 2.4%
$  2,205,000 Alabama Pub. Housing Auth.
             Ser. B,
             2.50% due 1/1/2007               Aaa/AAA  $  2,219,553
-------------------------------------------------------------------
Arizona -- 3.1%
   1,500,000 Phoenix, AZ Civic Impt. Corp.
             Wtr. Sys. Rev.,
             5.50% due 7/1/2020               Aaa/AAA     1,663,965
   1,000,000 Phoenix, AZ G.O. Ser. B,
             5.375% due 7/1/2020              Aa1/AA+     1,104,930
                                                       ------------
                                                          2,768,895
-------------------------------------------------------------------
Arkansas -- 1.3%
   1,000,000 Arkansas St. G.O. Fed. Hwy.
             Grant Ser. A,
             5.50% due 8/1/2011               Aa2/AA      1,139,810
-------------------------------------------------------------------
California -- 1.6%
   1,500,000 California St. Pub. Wks. Brd.
             Ser. C,
             5.00% due 6/1/2025              Baa2/BBB-    1,450,185
-------------------------------------------------------------------
Colorado -- 2.7%
   2,165,000 South Suburban Park & Rec.
             Dist., CO Rev.,
             5.50% due 9/15/2019              Aaa/AAA     2,406,203
-------------------------------------------------------------------
Connecticut -- 2.0%
   1,750,000 Connecticut St. Housing Fin.
             Auth. Sub. Ser. E1,
             5.05% due 11/15/2027             Aaa/AAA     1,786,978
-------------------------------------------------------------------
Florida -- 4.3%
   2,000,000 Florida St. Brd. of Ed. Lottery
             Rev. Ser. A,
             5.50% due 7/1/2017               Aaa/AAA     2,258,700
   1,500,000 Florida St. Brd. of Ed. Lottery
             Rev. Ser. C,
             5.25% due 7/1/2016               Aaa/AAA     1,642,080
                                                       ------------
                                                          3,900,780
-------------------------------------------------------------------
Georgia -- 4.4%
   1,000,000 Fulton Cnty., GA Dev. Auth.
             Rev. Georgia Tech. Foundation
             Ser. A,
             5.125% due 11/1/2021             Aa1/AA+     1,063,110
             Gainesville, GA Wtr. & Swg.
             Rev.,
     700,000 5.25% due 11/15/2018             Aaa/AAA       762,412
   2,000,000 5.375% due 11/15/2020            Aaa/AAA     2,168,340
                                                       ------------
                                                          3,993,862
-------------------------------------------------------------------
Idaho -- 2.0%
   1,625,000 Boise City, ID Urban Renewal
             Agy. Lease,
             6.00% due 8/15/2023              Aaa/AAA     1,857,830
-------------------------------------------------------------------
Illinois -- 1.2%
   1,000,000 Chicago, IL Brd. of Ed.
             Ser. A,
             5.25% due 12/1/2018              Aaa/AAA     1,094,380
-------------------------------------------------------------------
Iowa -- 1.2%
   1,000,000 Cedar Rapids, IA G.O.,
             5.25% due 6/1/2019               Aaa/NR      1,076,250
-------------------------------------------------------------------

-----------------------------------------------------------------------
                                                Rating
Principal                                      Moody's/
Amount                                           S&P*          Value
-----------------------------------------------------------------------
Kansas -- 7.1%
$  2,000,000    Butler Cnty., KS Pub. Bldg.
                Comm. Rev.,
                5.55% due 10/1/2021            Aaa/NR   $  2,201,180
   1,500,000    Kansas St. Dept. Trans. Hwy.
                Rev. Ser. A Preref.,
                5.75% due 9/1/2013             Aa2/AA+     1,762,860
   2,370,000    Topeka, KS Ref. Ser. B,
                3.00% due 8/15/2006            Aaa/NR      2,445,793
                                                        ------------
                                                           6,409,833
-----------------------------------------------------------------
Kentucky -- 1.8%
   1,430,000    Kentucky St. Ppty. & Bldgs.
                Comm. Ser. A, Preref.,
                5.70% due 5/1/2018             Aaa/AAA     1,669,496
-----------------------------------------------------------------
Maryland -- 1.8%
   1,500,000    Prince Georges Cnty., MD
                Industrial Dev. Auth. Ref.,
                5.00% due 6/30/2019            Aaa/AAA     1,602,750
-----------------------------------------------------------------
Michigan -- 3.7%
   2,000,000    Detroit, MI City Sch. Dist.
                Ser. A,
                5.50% due 5/1/2020             Aaa/AAA     2,213,400
   1,000,000    Garden City, MI Sch. Dist.,
                5.50% due 5/1/2018             Aa1/AAA     1,113,760
                                                        ------------
                                                           3,327,160
-----------------------------------------------------------------
Minnesota -- 1.7%
   1,500,000    St. Paul, MN Port Auth.
                Lease Rev.,
                5.125% due 12/1/2027           Aa2/AA+     1,559,580
-----------------------------------------------------------------
Missouri -- 1.2%
   1,000,000    Springfield, MO Sch.
                Dist. G.O.,
                5.125% due 3/1/2020            Aaa/AAA     1,079,100
-----------------------------------------------------------------
New Jersey -- 0.6%
     500,000    New Jersey St. Trans. Auth.
                Ser. A,
                6.50% due 6/15/2005            Aaa/AAA       536,115
-----------------------------------------------------------------
New Mexico -- 1.3%
   1,000,000    New Mexico St. Hwy. Comm.
                Tax Rev.,
                6.00% due 6/15/2010            Aa2/AA+     1,158,270
-----------------------------------------------------------------
New York -- 7.4%
   1,255,000    New York City Industrial Dev.
                Agy.,
                5.25% due 3/1/2018             Aaa/AAA     1,373,171
   1,500,000    New York St. Dorm. Auth.
                Lease Ser. A, Preref.,
                6.25% due 7/1/2020             A1/AA-      1,828,485
   1,000,000    New York St. Ref. Ser. A G.O.,
                5.25% due 3/15/2015             A2/AA      1,104,050
   1,250,000    New York St. Thruway Auth.
                Hwy. & Brdg. Tr. Fd. Ser. B,
                5.375% due 4/1/2015            Aaa/AAA     1,399,287
     500,000    New York, NY G.O. Sub. Ser.
                E2,
                1.17% due 8/1/2020 (1)         Aa3/AAA       500,000
     500,000    New York, NY G.O. Sub. Ser.
                B2,
                1.17% due 8/15/2019 (1)        Aa3/AAA       500,000
                                                        ------------
                                                           6,704,993
-----------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

The Guardian Tax-Exempt Fund
Schedule of Investments (Continued)

------------------------------------------------------------------------
                                                 Rating
Principal                                       Moody's/
Amount                                            S&P*          Value
------------------------------------------------------------------------
North Carolina - 0.7%
$    595,000    Univ. of NC Hosp. Chapel Hill
                Rev. Ser. A,
                1.16% due 2/15/2031 (1)          A1/AA   $    595,000
------------------------------------------------------------------
North Dakota - 1.2%
   1,000,000    North Dakota St. Wtr. Comm.
                Rev.,
                5.75% due 8/1/2020              Aaa/AAA     1,132,880
------------------------------------------------------------------
Ohio - 10.4%
     500,000    Cleveland, OH Parking Facs.
                Rev.,
                5.50% due 9/15/2016             Aaa/AAA       554,960
   3,000,000    Dayton, OH City Sch. Dist.
                Ser. D,
                2.00% due 12/1/2006             Aaa/AAA     3,023,670
   1,000,000    Franklin Cnty., OH Hosp. Rev.
                Ref. Ser. C,
                5.25% due 5/15/2024              A1/A+      1,016,200
     750,000    Ohio St. Bldg. Auth. Disalle
                Gov't. Ctr. Ser. A,
                6.00% due 10/1/2005             Aa2/AA        808,545
   1,300,000    Ohio St. Higher Ed. Fac.
                Comm.,
                5.50% due 12/1/2020             Aaa/AAA     1,443,897
   1,235,000    River Valley, OH Local Sch.
                Dist. Facs.,
                5.25% due 11/1/2020             Aaa/NR      1,330,836
   1,050,000    Univ. of Cincinnati, OH
                General Rcpts. Ser. A,
                5.50% due 6/1/2011              Aaa/AAA     1,222,305
                                                         ------------
                                                            9,400,413
------------------------------------------------------------------
Oregon - 1.4%
   1,105,000    McMinnville, OR Sch. Dist.
                Ref. G.O.,
                5.50% due 6/15/2016             Aaa/NR      1,299,447
------------------------------------------------------------------
Pennsylvania - 2.5%
                Delaware River Port Auth. PA
                & NJ,
   1,000,000    5.10% due 1/1/2020              Aaa/AAA     1,068,920
   1,000,000    6.00% due 1/1/2017              Aaa/AAA     1,162,670
                                                         ------------
                                                            2,231,590
------------------------------------------------------------------
Puerto Rico - 7.4%
   1,500,000    Puerto Rico Comwlth. Hwy. &
                Trans. Auth. Rev. Ser. G,
                5.00% due 7/1/2033              Baa1/A      1,521,495
   2,200,000    Puerto Rico Elec. Power Auth.
                Ser. NN Rev.,
                5.125% due 7/1/2029              A3/A-      2,265,780
   1,750,000    Puerto Rico Housing Finance
                Authority,
                5.00% due 12/1/2020             Aa3/AA      1,852,217
   1,000,000    Puerto Rico Muni. Fin. Agency
                Ser. A,
                5.25% due 8/1/2021              Aaa/AAA     1,088,390
                                                         ------------
                                                            6,727,882
------------------------------------------------------------------
South Carolina - 4.8%
     350,000    Charleston Cnty., SC Sch. Dist.
                Ref. Ser. B,
                5.00% due 2/1/2016              Aa1/AA+       377,934
   1,250,000    Charleston, SC Wtrwks. & Swr.
                Rev.,
                5.25% due 1/1/2018              Aa3/AA-     1,359,462

-------------------------------------------------------------------
                                               Rating
Principal                                     Moody's/
Amount                                          S&P*          Value
-------------------------------------------------------------------
$  1,500,000    Charleston, SC Wtrwks. & Swr.
                Rev. Ser. B,
                5.00% due 1/1/2028            Aa3/AA-  $  1,541,520
   1,000,000    Mount Pleasant, SC Wtr. &
                Swr. Rev. Ref. & Impt.,
                5.25% due 12/1/2019           Aaa/AAA     1,096,740
                                                       ------------
                                                          4,375,656
----------------------------------------------------------------
Tennessee - 3.1%
   1,000,000    Knox Cnty., TN Pub.
                Impt. G.O.,
                5.375% due 5/1/2020           Aa2/AA      1,078,940
   1,700,000    Tennessee Housing Dev.
                Agency Mtg. Fin. Ser. A,
                5.20% due 7/1/2023            Aa2/AA      1,771,043
                                                       ------------
                                                          2,849,983
----------------------------------------------------------------
Virginia - 10.4%
   3,000,000    Fairfax Cnty., VA Ref. Pub.
                Impt. Ser. A,
                4.25% due 6/1/2008            Aaa/AAA     3,248,790
   1,500,000    Riverside, VA Regional Jail
                Auth. Rev.,
                5.00% due 7/1/2021            Aaa/AAA     1,588,695
   1,000,000    Stafford Cnty., VA Wtr. &
                Swg. Rev. Ref.,
                4.00% due 6/1/2005            Aaa/AAA     1,037,970
   1,500,000    Virginia St. Pub. Sch. Auth.
                Ser. A Rev.,
                5.50% due 8/1/2018            Aa1/AA+     1,680,975
   1,790,000    Virginia St. Pub. Sch. Auth.
                Ser. A,
                5.00% due 8/1/2019            Aa1/AA+     1,908,247
                                                       ------------
                                                          9,464,677
----------------------------------------------------------------
Washington -- 3.4%
   1,500,000    Cowlitz Cnty., WA Sch. Dist.
                G.O.,
                5.50% due 12/1/2019           Aaa/NR      1,666,125
   1,250,000    Snohomish Cnty., WA G.O.,
                5.375% due 12/1/2019          Aaa/AAA     1,369,863
                                                       ------------
                                                          3,035,988
----------------------------------------------------------------
                Total Municipal Bonds
                 (Cost $84,081,123)                      88,855,539
----------------------------------------------------------------
Total Investments -- 98.1%
 (Cost $84,081,123)                                      88,855,539
Cash, Receivables and Other Assets
 Less Liabilities -- 1.9%                                 1,722,279
----------------------------------------------------------------
Net Assets -- 100%                                     $ 90,577,818
----------------------------------------------------------------

* Unaudited.
(1)Variable rate demand notes.

Glossary:
   G.O. -- General Obligation.

--------------------------------------------------------------------------------
                                             See notes to financial statements.

..   The Guardian Cash Management Fund

 Asset Backed -- 0.5%
Principal                                      Maturity
Amount                                           Date             Value
--------------------------------------------------------------------------
$   3,111,274    First Franklin Mtg. Loan
                  2002-FF1 1A2
                  3.79%                         5/1/2004
                  (Cost $3,129,447)                       $   3,129,447
--------------------------------------------------------------------

 Corporate Bonds -- 6.2%
Building Materials -- 0.1%
$     250,000    Vulcan Materials
                  5.75%                         4/1/2004  $     252,792
--------------------------------------------------------------------
Financial-Banks -- 0.1%
      500,000    National City Corp.
                  6.625%                        3/1/2004        504,398
--------------------------------------------------------------------
Financial-Other -- 2.0%
    2,200,000    Bear Stearns Cos., Inc.
                  6.15%                         3/2/2004      2,218,281
    1,000,000    Lehman Brothers Hldgs., Inc.
                  6.625%                        4/1/2004      1,012,957
    8,110,000    Morgan Stanley
                  5.625%                       1/20/2004      8,128,749
                                                          -------------
                                                             11,359,987
--------------------------------------------------------------------
Food and Beverage -- 0.4%
    2,460,000    Pepsi Bottling Hldgs., Inc.
                  5.375%                       2/17/2004+     2,472,432
--------------------------------------------------------------------
Machinery-Industrial Specialty -- 0.3%
    1,750,000    Stanley Works
                  5.75%                         3/1/2004      1,763,132
--------------------------------------------------------------------
Merchandising-Mass -- 1.4%
    7,500,000    Wal-Mart Stores, Inc.
                  5.199%                        6/1/2004      7,625,872
--------------------------------------------------------------------
Telecommunications -- 1.9%
    3,750,000    Bell Atlantic-NJ
                  5.875%                        2/1/2004      3,764,151
    4,600,000    GTE California, Inc.
                  6.75%                        3/15/2004      4,649,594
    2,145,000    New York Telephone Co.
                  6.25%                        2/15/2004      2,157,679
                                                          -------------
                                                             10,571,424
--------------------------------------------------------------------
                 Total Corporate Bonds
                  (Cost $34,550,037)                         34,550,037
--------------------------------------------------------------------

 Municipal Bonds -- 4.7%
$  20,000,000    California St. Rev. Antic
                  Ser. A
                  2.00%                        6/16/2004  $  20,056,322
    6,000,000    Connecticut St. Ref. Ser. B
                  5.97%                         8/1/2004      6,160,372
--------------------------------------------------------------------
                 Total Municipal Bonds
                  (Cost $26,216,694)                         26,216,694
--------------------------------------------------------------------

 U.S. Government -- 7.8%
U.S. Government Agencies -- 7.8%
                 FHLB
$   4,000,000     1.125%                       10/1/2004  $   3,997,155
    5,000,000     1.52%                       11/26/2004      5,000,000
                 FHLMC
   10,000,000     1.40%                        9/21/2004     10,000,000
    5,000,000     1.40%                       11/12/2004      5,000,000

-------------------------------------------------------------------
Principal                                Maturity
Amount                                     Date            Value
-------------------------------------------------------------------
              FNMA
$   5,000,000  1.20%                     8/16/2004 $   5,000,000
    5,000,000  1.20%                     8/17/2004     5,000,000
    5,000,000  1.30%                     8/30/2004     5,000,000
    5,000,000  1.30%                     8/31/2004     5,000,000
----------------------------------------------------------------
              Total U.S. Government
               (Cost $43,997,155)                     43,997,155
----------------------------------------------------------------

 Commercial Paper -- 48.3%
ASSET BACKED -- 1.3%
$   7,500,000 Galleon Capital Corp.
               1.10%                     1/20/2004 $   7,495,646
----------------------------------------------------------------
FINANCIAL -- 25.5%
Automotive -- 2.3%
$  13,155,000 American Honda Fin. Corp.
               1.06%                      1/7/2004 $  13,152,676
----------------------------------------------------------------
Financial-Banks -- 9.8%
   10,000,000 Credit Suisse First Boston
               1.08%                     1/22/2004     9,993,700
   10,000,000 Dexia Delaware LLC
               1.05%                      1/8/2004     9,997,958
              Dresdner Bank AG
   10,000,000  1.05%                     1/22/2004     9,993,875
    5,000,000  1.07%                      1/5/2004     4,999,406
    5,000,000 Societe Generale NA
               1.055%                    1/15/2004     4,997,949
              State Street Corp.
    5,000,000  1.04%                     1/15/2004     4,997,978
   10,000,000  1.05%                     1/12/2004     9,996,791
                                                   -------------
                                                      54,977,657
----------------------------------------------------------------
Financial-Other -- 11.6%
   10,000,000 Barton Capital Corp.
               1.08%                      1/7/2004     9,998,200
   10,000,000 CBA Delaware Fin., Inc.
               1.07%                     1/12/2004     9,996,731
              Citigroup Global Markets
   10,000,000  1.05%                      1/9/2004     9,997,667
    5,000,000  1.08%                     1/13/2004     4,998,200
   10,000,000 Countrywide Home Loan
               1.13%                      1/5/2004     9,998,744
              Household Financial Corp.
   10,000,000  1.08%                      1/8/2004     9,997,900
    5,000,000  1.08%                     1/12/2004     4,998,350
    5,000,000 Systems United Corp.
               1.09%                     1/13/2004     4,998,183
                                                   -------------
                                                      64,983,975
----------------------------------------------------------------
Insurance -- 1.8%
   10,000,000 American General Fin. Corp.
               1.06%                     1/12/2004     9,996,761
----------------------------------------------------------------
              TOTAL FINANCIAL                        143,111,069
----------------------------------------------------------------
INDUSTRIAL -- 21.5%
Commercial Services -- 1.8%
$  10,000,000 Deluxe Corp.
               1.07%                     1/15/2004 $   9,995,839
----------------------------------------------------------------
Education -- 4.7%
    6,110,000 Massachusetts Coll. of
               Pharmacy
               1.09%                      1/8/2004     6,108,705

--------------------------------------------------------------------------------
See notes to financial statements.

The Guardian Cash Management Fund
Schedule of Investments (Continued)

-------------------------------------------------------------------
Principal                                   Maturity
Amount                                        Date            Value
-------------------------------------------------------------------
              Northwestern University
$   5,000,000  1.08%                        2/17/2004 $   4,992,950
    5,000,000  1.08%                        3/25/2004     4,987,400
   10,000,000 University of California
               1.06%                         1/7/2004     9,998,233
                                                      -------------
                                                         26,087,288
-------------------------------------------------------------------
Electronics and Instruments -- 0.9%
    5,000,000 Sharp Electronics
               1.10%                        1/20/2004     4,997,097
-------------------------------------------------------------------
Metals-Miscellaneous -- 4.1%
              Rio Tinto America, Inc.
    3,006,000  1.07%                         1/6/2004     3,005,553
   10,000,000  1.07%                        1/12/2004     9,996,731
   10,000,000  1.10%                         1/8/2004     9,997,861
                                                      -------------
                                                         23,000,145
-------------------------------------------------------------------
Oil and Gas Services -- 4.1%
              Koch Industries
   10,000,000  1.06%                         1/8/2004     9,997,939
    5,800,000  1.10%                         1/6/2004     5,799,114
    7,000,000 Motiva Enterprises
               1.01%                        1/13/2004     6,997,643
                                                      -------------
                                                         22,794,696
-------------------------------------------------------------------
Telecommunications -- 2.2%
              SBC Int'l., Inc.
    5,000,000  1.05%                        1/12/2004     4,998,396
    7,500,000  1.05%                        1/22/2004     7,495,406
                                                      -------------
                                                         12,493,802
-------------------------------------------------------------------
Utilities-Electric and Water -- 2.8%
              Southern Co.
    8,000,000  1.05%                        1/27/2004     7,993,934
    8,000,000  1.09%                         1/5/2004     7,999,031
                                                      -------------
                                                         15,992,965
-------------------------------------------------------------------
Wireline Communications -- 0.9%
    5,000,000 Verizon Network Funding
               1.03%                        1/26/2004     4,996,424
-------------------------------------------------------------------
              TOTAL INDUSTRIAL                          120,358,256
-------------------------------------------------------------------
              Total Commercial Paper
               (Cost $270,964,971)                      270,964,971
-------------------------------------------------------------------

 Floating Rate Notes and Bonds -- 25.6%
Principal                                    Reset
Amount                                       Date*            Value
-------------------------------------------------------------------
Alaska -- 2.0%
$  11,345,000 Alaska St. Housing Fin. Corp.
               1.25%                         1/8/2004 $  11,345,000
-------------------------------------------------------------------
California -- 5.8%
   13,590,000 California Housing Fin.
               Agency
               1.26%                         1/7/2004    13,590,000
   11,000,000 Los Angeles, CA Wtr. &
               Power
               1.10%                         1/8/2004    11,000,000
    8,100,000 Sacramento Cnty., CA
               1.24%                         1/7/2004     8,100,000
                                                      -------------
                                                         32,690,000
-------------------------------------------------------------------

------------------------------------------------------------------
Principal                                    Reset
Amount                                       Date*           Value
------------------------------------------------------------------
Colorado -- 2.6%
$  14,250,000 Colorado Housing & Fin.
               Auth.
               1.25%                        1/7/2004 $  14,250,000
------------------------------------------------------------------
Connecticut -- 1.4%
    8,000,000 Connecticut St. Housing &
               Fin. Auth.
               1.10%                        1/8/2004     8,000,000
------------------------------------------------------------------
Financial-Other -- 1.8%
   10,000,000 Countrywide Home Loan
               1.295%                      3/24/2004    10,001,991
------------------------------------------------------------------
Florida -- 1.4%
    8,000,000 Miami Dade Cnty. Florida
               Aviation
               1.21%                        1/7/2004     8,000,000
------------------------------------------------------------------
Michigan -- 1.1%
    4,000,000 Michigan St. Housing Dev.
               Auth.
               1.25%                        1/7/2004     4,000,000
    1,905,000 Michigan St. Housing Dev.
               Rental Revenue
               1.13%                        1/8/2004     1,905,000
                                                     -------------
                                                         5,905,000
------------------------------------------------------------------
New York -- 4.0%
   22,530,000 New York City Trans.
               1.25%                        1/7/2004    22,530,000
------------------------------------------------------------------
Utah -- 4.5%
   16,540,000 Utah Housing Corp. Single
               Family
               1.25%                        1/7/2004    16,540,000
    8,450,000 Utah St. Housing Fin. Agency
               1.25%                        1/7/2004     8,450,000
                                                     -------------
                                                        24,990,000
------------------------------------------------------------------
Washington -- 1.0%
    5,595,000 Seattle, WA
               1.55%                        9/1/2004     5,595,000
------------------------------------------------------------------
              Total Floating Rate Notes and Bonds
               (Cost $143,306,991)                     143,306,991
------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             See notes to financial statements.

The Guardian Cash Management Fund
Schedule of Investments (Continued)

 Repurchase Agreement -- 8.1%
Principal
Amount                                                         Value
--------------------------------------------------------------------
$45,411,000   State Street Bank and Trust Co.
              repurchase agreement,
              dated 12/31/2003, maturity
              value $45,413,321 at
              0.92% due 1/2/2004(1)
               (Cost $45,411,000)                      $ 45,411,000
-------------------------------------------------------------------
Total Investments -- 101.2%
 (Cost $567,576,295)                                    567,576,295
Liabilities in Excess of Cash, Receivables and
 Other Assets -- (1.2)%                                  (6,988,751)
-------------------------------------------------------------------
Net Assets -- 100%                                     $560,587,544
-------------------------------------------------------------------

+ Rule 144A restricted security.
* Floating rate note. The rate shown is the rate in effect at December 31, 2003.
(1)The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
See notes to financial statements.

..   The Park Avenue Portfolio

 Statements of Assets and Liabilities

December 31, 2003
--------------------------------------

                                                             The Guardian The Guardian The Guardian The Guardian  The Guardian
                                                              Park Avenue    UBS Large  Park Avenue    UBS Small         Asset
                                                                     Fund    Cap Value    Small Cap    Cap Value    Allocation
                                                          --------------          Fund         Fund         Fund          Fund
                                                                          ------------ ------------ ------------ ------------
ASSETS
   Investments, at identified cost (includes majority-
    owned subsidiary of $132,417,998 and non
    controlled affiliated issue of $21,206,382 for
    GAAF)................................................ $1,138,874,853  $66,507,026  $158,882,958 $30,634,015  $184,307,188
                                                          ==============  ============ ============ ============ ============
   Investments, at market -- Note 1 (includes majority-
    owned subsidiary of $116,565,880 and non
    controlled affiliated issue of $22,097,901 for
    GAAF)................................................  1,301,883,364   85,076,473   202,456,159  38,795,110   167,808,350
   Cash..................................................             --          608           789          28           829
   Foreign Currency (cost $15,057 GBGIF and
    $80,133 GBGEMF, respectively)........................             --           --            --          --            --
   Receivable for securities sold........................     15,613,086      419,238            --      92,559            --
   Dividends receivable..................................      1,306,500       92,384        68,494      46,795       112,648
   Receivable for fund shares sold.......................        362,180          541       390,695      25,670        62,625
   Interest receivable...................................             --           62            82          25           111
   Dividend reclaim receivable...........................             --           --            --          --            --
   Receivable for variation margin -- Note 1.............             --           --            --          --        72,500
   Other assets..........................................         25,349          641         2,955         144         2,980
                                                          --------------  ------------ ------------ ------------ ------------
      Total Assets.......................................  1,319,190,479   85,589,947   202,919,174  38,960,331   168,060,043
                                                          --------------  ------------ ------------ ------------ ------------
LIABILITIES
   Payable for fund shares redeemed......................      2,806,835           --     1,628,137          --       354,879
   Due to custodian......................................      2,614,044           --            --          --            --
   Accrued expenses......................................        296,161      166,131        64,018     131,494        66,200
   Payable for securities purchased......................             --      513,881            --      57,660            --
   Payable for variation margin -- Note 1................             --           --            --          --        25,493
   Distributions payable.................................             --           --            --          --            --
   Accrued foreign capital gains tax.....................             --           --            --          --            --
   Payable for forward mortgage securities purchased --
    Note 7...............................................             --           --            --          --            --
   Due to GIS............................................        965,073       82,880       204,073      38,318        47,426
                                                          --------------  ------------ ------------ ------------ ------------
      Total Liabilities..................................      6,682,113      762,892     1,896,228     227,472       493,998
                                                          --------------  ------------ ------------ ------------ ------------
      Net Assets......................................... $1,312,508,366  $84,827,055  $201,022,946 $38,732,859  $167,566,045
                                                          ==============  ============ ============ ============ ============
COMPONENTS OF NET ASSETS
   Shares of beneficial interest, at par................. $      439,116  $    66,208  $    106,652 $    30,603  $    157,859
   Additional paid-in capital............................  1,878,623,946   63,203,836   155,265,892  28,565,896   235,842,261
   Undistributed/(distributions in excess) of net
    investment income....................................      4,863,135          729            --          --     1,448,759
   Accumulated net realized gain/(loss) on investments
    and foreign currency related transactions............   (734,426,342)   2,986,835     2,077,201   1,975,265   (53,956,415)
   Net unrealized appreciation/(depreciation) of
    investment and foreign currency related
    transactions.........................................    163,008,511   18,569,447    43,573,201   8,161,095   (15,926,419)
                                                          --------------  ------------ ------------ ------------ ------------
      Net Assets......................................... $1,312,508,366  $84,827,055  $201,022,946 $38,732,859  $167,566,045
                                                          ==============  ============ ============ ============ ============
NET ASSETS
   Class A............................................... $1,133,468,121  $21,704,583  $160,049,396 $10,081,305  $118,987,792
   Class B............................................... $  165,273,929  $21,377,595  $ 22,988,650 $ 9,736,920  $ 32,862,609
   Class C............................................... $    6,621,625  $20,800,596  $  8,092,015 $ 9,422,407  $  7,856,553
   Class K............................................... $    7,144,691  $20,944,281  $  9,892,885 $ 9,492,227  $  7,859,091
Shares of Beneficial Interest Outstanding -- $0.01 Par Value
   Class A...............................................     37,685,792    1,692,528     8,403,057     792,947    11,190,976
   Class B...............................................      5,754,278    1,670,165     1,281,985     771,918     3,110,076
   Class C...............................................        233,402    1,625,063       453,798     746,978       743,669
   Class K...............................................        238,164    1,633,031       526,381     748,434       741,147
Net Asset Value Per Share
   Class A...............................................         $30.08       $12.82        $19.05      $12.71        $10.63
   Class B...............................................         $28.72       $12.80        $17.93      $12.61        $10.57
   Class C...............................................         $28.37       $12.80        $17.83      $12.61        $10.56
   Class K...............................................         $30.00       $12.83        $18.79      $12.68        $10.60
Maximum Offering Price Per Share
   Class A Only (Net Asset Value x 104.71%)*.............         $31.50       $13.42        $19.95      $13.31        $11.13

* Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.
**No load is charged on Class A shares.

See notes to financial statements.

 The Guardian    The Guardian    The Guardian The Guardian The Guardian  The Guardian The Guardian   The Guardian
      S&P 500 Baillie Gifford Baillie Gifford   Investment Low Duration    High Yield   Tax-Exempt           Cash
        Index   International        Emerging      Quality    Bond Fund          Bond         Fund     Management
         Fund            Fund    Markets Fund    Bond Fund                       Fund                        Fund
------------  --------------- --------------- ------------ ------------ ------------  ------------ ------------
$161,113,217   $ 40,283,744     $54,910,701   $195,136,727 $30,913,768  $ 65,352,980  $84,081,123  $567,576,295
============  =============== =============== ============ ============ ============  ============ ============
 157,353,560     51,230,126      74,669,309    198,851,492  31,005,433    70,064,357   88,855,539   567,576,295
     106,766             --              --         96,291      90,947        95,702      693,327       178,643
          --         15,130          80,108             --          --            --           --            --
   2,849,271         16,822         551,900             --     314,436            --           --            --
     222,918         70,046         216,407             --          --            --           --            --
     289,392          3,214         119,660         64,633      14,934        43,775       45,547       495,186
          27          1,901              27      1,614,702     371,339     1,442,481    1,105,730     1,713,332
          --         36,275              --             --          --            --           --            --
       4,601             --              --             --          --            --           --            --
       2,550          1,222           1,015          4,329         596         1,283        1,829        13,175
------------  --------------- --------------- ------------ ------------ ------------  ------------ ------------
 160,829,085     51,374,736      75,638,426    200,631,447  31,797,685    71,647,598   90,701,972   569,976,631
------------  --------------- --------------- ------------ ------------ ------------  ------------ ------------
     149,615         96,717         681,548      1,048,085          --        30,842       10,000     8,849,511
          --         10,058           7,192             --          --            --           --            --
      63,791         60,123          70,873         63,152      86,626        42,349       39,594       127,056
   2,843,220             --         450,989         67,736     302,572            --           --            --
          --             --              --             --          --            --           --            --
          --             --              --        180,371         138            --        6,499         1,021
          --             --         102,492             --          --            --           --            --
          --             --              --     16,185,531          --            --           --            --
      85,550         21,525          32,480        151,030      32,892        70,536       68,061       411,499
------------  --------------- --------------- ------------ ------------ ------------  ------------ ------------
   3,142,176        188,423       1,345,574     17,695,905     422,228       143,727      124,154     9,389,087
------------  --------------- --------------- ------------ ------------ ------------  ------------ ------------
$157,686,909   $ 51,186,313     $74,292,852   $182,935,542 $31,375,457  $ 71,503,871  $90,577,818  $560,587,544
============  =============== =============== ============ ============ ============  ============ ============
$    206,784   $     45,877     $    61,379   $    181,271 $    31,298  $     95,982  $    87,850  $  5,605,876
 258,122,176     81,755,005      57,777,513    178,576,633  31,266,241    85,790,892   85,690,490   554,981,668
      10,951         81,893          (4,769)            --          --            --           --            --
 (96,920,163)   (41,648,669)     (3,300,556)       462,873     (13,747)  (19,094,380)      25,062            --
  (3,732,839)    10,952,207      19,759,285      3,714,765      91,665     4,711,377    4,774,416            --
------------  --------------- --------------- ------------ ------------ ------------  ------------ ------------
$157,686,909   $ 51,186,313     $74,292,852   $182,935,542 $31,375,457  $ 71,503,871  $90,577,818  $560,587,544
============  =============== =============== ============ ============ ============  ============ ============
$129,227,788   $ 32,126,160     $43,560,552   $143,536,104 $ 8,456,923  $ 42,588,602  $80,024,939  $529,321,075
$ 12,069,644   $  6,534,712     $ 9,388,923   $ 18,373,504 $ 7,742,807  $ 10,017,780           --  $ 12,498,476
$  8,795,756   $  5,546,359     $ 9,540,000   $ 11,206,219 $ 7,610,810  $  9,316,259  $10,552,879  $  9,085,531
$  7,593,721   $  6,979,082     $11,803,377   $  9,819,715 $ 7,564,917  $  9,581,230           --  $  9,682,462
  16,941,910      2,811,432       3,516,865     14,223,120     843,621     5,716,240    7,761,503   529,321,075
   1,584,773        625,382         820,702      1,821,176     772,375     1,345,134           --    12,498,476
   1,155,906        529,721         831,783      1,110,750     759,207     1,251,297    1,023,538     9,085,531
     995,772        621,118         968,514        972,020     754,630     1,285,557           --     9,682,462
       $7.63         $11.43          $12.39         $10.09      $10.02         $7.45       $10.31         $1.00
       $7.62         $10.45          $11.44         $10.09      $10.02         $7.45           --         $1.00
       $7.61         $10.47          $11.47         $10.09      $10.02         $7.45       $10.31         $1.00
       $7.63         $11.24          $12.19         $10.10      $10.02         $7.45           --         $1.00
       $7.99         $11.97          $12.97         $10.57      $10.49         $7.80       $10.80           N/A**

..   The Park Avenue Portfolio

 Statements of Operations

Year Ended December 31, 2003
-------------------------------------

                                                                       The The Guardian The Guardian The Guardian The Guardian
                                                                  Guardian    UBS Large  Park Avenue    UBS Small        Asset
                                                               Park Avenue    Cap Value    Small Cap    Cap Value   Allocation
                                                                      Fund        Fund*         Fund        Fund*         Fund
                                                             ------------  ------------ ------------ ------------ ------------
INVESTMENT INCOME
   Dividends (includes $1,277,360 from a majority-owned
    subsidiary and $1,516,814 from a non controlled
    affiliate for GAAF)..................................... $ 20,320,166  $ 1,757,373  $   910,225  $   735,254  $ 2,535,340
   Interest.................................................      224,544       24,332       39,450       15,517       51,089
  Less: Foreign tax withheld................................           --           --       (2,471)         (69)          --
                                                             ------------  ------------ ------------ ------------ ------------
      Total Income..........................................   20,544,710    1,781,705      947,204      750,702    2,586,429
                                                             ------------  ------------ ------------ ------------ ------------
  Expenses:
   Investment advisory fees -- Note 2.......................    6,410,892      625,113    1,198,953      357,381      995,215
   Administrative fees -- Class A -- Note 2.................    2,198,474       47,505      316,193       22,714      275,158
   Administrative fees -- Class B -- Note 2.................      407,455       47,250       46,978       22,393       73,210
   Administrative fees -- Class C -- Note 2.................       15,406       46,706       16,799       22,088       17,297
   Administrative fees -- Class K -- Note 2.................       15,633       46,826       19,681       22,150       17,110
   12b-1 fees -- Class B -- Note 3..........................    1,222,363      141,749      140,933       67,178      219,629
   12b-1 fees -- Class C -- Note 3..........................       46,218      140,119       50,398       66,265       51,892
   12b-1 fees -- Class K -- Note 3..........................       25,013       74,921       31,490       35,440       27,377
   Transfer agent fees -- Class A...........................    1,548,776       21,483      145,707       21,415      165,293
   Transfer agent fees -- Class B...........................      483,166       21,105       58,015       21,041       68,749
   Transfer agent fees -- Class C...........................       35,425       20,700       32,672       20,726       33,402
   Transfer agent fees -- Class K...........................           --        1,660           --        1,661           --
   Custodian fees...........................................      218,143       79,855      112,333       81,098      101,230
   Printing expense.........................................       92,744       13,805       13,413        9,078       11,055
   Registration fees........................................       91,596       92,014       73,530       92,057       76,063
   Trustees' fees -- Note 2.................................       88,614        5,035        9,717        2,331       10,345
   Legal fees...............................................       50,532       74,273        4,733       34,386        6,027
   Audit fees...............................................       26,664       26,665       22,125       22,125       22,125
   Insurance expense........................................       26,247        1,355        3,548          798        3,808
   Loan commitment fees -- Note 9...........................       20,455        1,253        2,063          585        2,606
   Other....................................................          336          457          457          457          456
                                                             ------------  ------------ ------------ ------------ ------------
      Total Expenses before Reimbursement and
       Custody credits......................................   13,024,152    1,529,849    2,299,738      923,367    2,178,047
  Less: Expenses assumed by investment
       adviser -- Note 2....................................           --           --           --           --   (1,180,646)
      Custody credits -- Note 1.............................           --           --           --           --           --
                                                             ------------  ------------ ------------ ------------ ------------
      Expenses Net of Reimbursement and Custody
       credits..............................................   13,024,152    1,529,849    2,299,738      923,367      997,401
                                                             ------------  ------------ ------------ ------------ ------------
 Net Investment Income/(Loss)...............................    7,520,558      251,856   (1,352,534)    (172,665)   1,589,028
                                                             ------------  ------------ ------------ ------------ ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES --
 NOTE 4
   Net realized gain/(loss) on investments -- Note 1........  (76,280,304)   4,603,444   16,253,102    4,660,235    1,931,418
   Net realized loss on sale of affiliated underlying
    funds...................................................           --           --           --           --     (513,254)
   Net realized gains received from affiliated underlying
    funds...................................................           --           --           --           --      652,143
   Foreign capital gains tax................................           --           --           --           --           --
   Net realized loss on foreign currency related
    transactions -- Note 1..................................           --           --           --           --           --
   Net change in unrealized appreciation/(depreciation) on
    investments -- Note 4...................................  310,795,254   18,569,447   44,032,029    8,161,095   31,908,656
   Net change in unrealized depreciation of futures
    contracts -- Note 1.....................................           --           --           --           --    1,847,930
   Net change in unrealized depreciation from translation
    of other assets and liabilities denominated in foreign
    currencies -- Note 1....................................           --           --           --           --           --
                                                             ------------  ------------ ------------ ------------ ------------
 Net Realized and Unrealized Gain on Investments and
  Foreign Currencies........................................  234,514,950   23,172,891   60,285,131   12,821,330   35,826,893
                                                             ------------  ------------ ------------ ------------ ------------
   NET INCREASE IN NET ASSETS FROM
    OPERATIONS.............................................. $242,035,508  $23,424,747  $58,932,597  $12,648,665  $37,415,921
                                                             ============  ============ ============ ============ ============

 *Period from February 3, 2003 to December 31, 2003.
**Period from July 30, 2003 to December 31, 2003.

See notes to financial statements.

The Guardian    The Guardian    The Guardian The Guardian The Guardian The Guardian The Guardian The Guardian
     S&P 500 Baillie Gifford Baillie Gifford   Investment Low Duration   High Yield   Tax-Exempt         Cash
       Index   International        Emerging      Quality  Bond Fund**    Bond Fund         Fund   Management
        Fund            Fund    Markets Fund    Bond Fund                                                Fund
------------ --------------- --------------- ------------ ------------ ------------ ------------ ------------
$ 2,365,483    $ 1,529,340     $ 1,639,750            --          --            --           --           --
     27,452         19,849           6,238   $ 9,009,847   $ 343,288   $ 5,566,537  $ 4,000,777   $8,103,902
         --       (172,932)       (164,409)           --          --            --           --           --
------------ --------------- --------------- ------------ ------------ ------------ ------------ ------------
  2,392,935      1,376,257       1,481,579     9,009,847     343,288     5,566,537    4,000,777    8,103,902
------------ --------------- --------------- ------------ ------------ ------------ ------------ ------------
    334,817        466,684         555,220     1,060,329      58,007       395,372      457,919    3,230,632
    276,788        105,165          80,254       429,324       8,330        98,837      203,769    1,529,984
     24,166         14,339          17,619        49,553       8,019        22,932           --       40,439
     17,818         11,710          18,350        27,483       7,953        21,207       25,191       22,950
     16,045         14,625          22,583        23,804       7,923        21,762           --       21,943
     72,497         43,019          52,855       148,660      24,058        68,797           --      121,319
     53,455         35,130          55,051        82,450      23,860        63,622       75,572       68,848
     25,672         23,400          36,132        38,087      12,677        34,819           --       35,109
     44,179         97,460          37,590        95,438       9,764        36,988       37,939      460,544
     38,696         41,417          33,019        43,178       9,264        35,434           --       30,775
     33,183         29,252          32,467        32,929       9,273        32,169       32,073        7,088
         --             --              --            --       1,650            --           --        2,200
    149,831        248,456         289,921       146,135      30,388       101,278       72,663      166,989
     23,046         11,862           8,459        24,318       3,308        10,529        9,759       62,003
    101,214         84,444          72,355       106,828      65,006        69,941       36,182      108,225
      8,503          4,279           3,384        15,332         457         4,313        6,838       48,074
     12,119          2,410           1,702         9,991       7,626         2,230        1,312       31,874
     22,125         26,985          26,851        22,125      23,400        26,665       22,124       21,200
      3,655          2,063           1,482         3,695         141         1,509        2,369       11,392
      2,098          1,084             829         3,632         144         1,059        1,565        2,374
        455            456             456           455         455           455          456          455
------------ --------------- --------------- ------------ ------------ ------------ ------------ ------------
  1,260,362      1,264,240       1,346,579     2,363,746     311,703     1,049,918      985,731    6,024,417
   (398,926)            --              --      (291,989)   (147,985)     (322,570)     (99,461)    (307,067)
         --             --              --            --          --            --      (32,236)          --
------------ --------------- --------------- ------------ ------------ ------------ ------------ ------------
    861,436      1,264,240       1,346,579     2,071,757     163,718       727,348      854,034    5,717,350
------------ --------------- --------------- ------------ ------------ ------------ ------------ ------------
  1,531,499        112,017         135,000     6,938,090     179,570     4,839,189    3,146,743    2,386,552
------------ --------------- --------------- ------------ ------------ ------------ ------------ ------------
   (317,473)    (4,550,780)      2,479,760     5,743,920     (14,521)    2,660,574    3,094,286           --
         --             --              --            --          --            --           --           --
         --             --              --            --          --            --           --           --
         --             --        (150,898)           --          --            --           --           --
         --        (29,996)        (80,548)           --          --            --           --           --
 32,396,692     18,753,402      22,842,057    (3,814,085)     91,665     4,375,476   (1,854,464)          --
     61,498             --              --            --          --            --           --           --
         --        (12,076)          3,290            --          --            --           --           --
------------ --------------- --------------- ------------ ------------ ------------ ------------ ------------
 32,140,717     14,160,550      25,093,661     1,929,835      77,144     7,036,050    1,239,822           --
------------ --------------- --------------- ------------ ------------ ------------ ------------ ------------
$33,672,216    $14,272,567     $25,228,661   $ 8,867,925   $ 256,714   $11,875,239  $ 4,386,565   $2,386,552
============ =============== =============== ============ ============ ============ ============ ============

..   The Park Avenue Portfolio

 Statements of Changes in Net Assets


                                                                                               The
                                                                                             Guardian
                                                                                            UBS Large
                                                                    The Guardian            Cap Value
                                                                  Park Avenue Fund             Fund
                                                           ------------------------------  ------------
                                                                                           Period from
                                                                                           February 3,
                                                                                             2003+ to
                                                               Year Ended December 31,     December 31,
                                                                2003            2002           2003
                                                           --------------  --------------  ------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
   Net investment income/(loss)........................... $    7,520,558  $    6,268,512  $   251,856
   Net realized gain/(loss) on investments and foreign
    currency related transactions.........................    (76,280,304)   (269,243,443)   4,603,444
   Net change in unrealized appreciation/ (depreciation)
    of investments and foreign currency related
    transactions..........................................    310,795,254    (151,728,126)  18,569,447
                                                           --------------  --------------  ------------
   Net Increase/(Decrease) in Net Assets Resulting
    from Operations.......................................    242,035,508    (414,703,057)  23,424,747
                                                           --------------  --------------  ------------
  Dividends and Distributions to Shareholders from:
   Net investment income
    Class A...............................................     (7,367,278)     (4,310,369)    (130,506)
    Class B...............................................             --              --      (25,664)
    Class C...............................................             --              --      (25,489)
    Class K...............................................        (20,780)             --      (69,468)
   Net realized gain on investments and foreign
    currency related transactions
    Class A...............................................             --              --     (412,361)
    Class B...............................................             --              --     (408,262)
    Class C...............................................             --              --     (397,214)
    Class K...............................................             --              --     (398,772)
                                                           --------------  --------------  ------------
    Total Dividends and Distributions to
     Shareholders.........................................     (7,388,058)     (4,310,369)  (1,867,736)
                                                           --------------  --------------  ------------
  From Capital Share Transactions:
   Net increase/(decrease) in net assets from capital
    share transactions -- Note 8..........................   (221,597,031)   (350,930,660)  63,270,044
   Redemption fees........................................             --              --           --
                                                           --------------  --------------  ------------
                                                             (221,597,031)   (350,930,660)  63,270,044
                                                           --------------  --------------  ------------
   Net Increase/(Decrease) in Net Assets..................     13,050,419    (769,944,086)  84,827,055
NET ASSETS:
Beginning of period.......................................  1,299,457,947   2,069,402,033           --
                                                           --------------  --------------  ------------
End of period*............................................ $1,312,508,366  $1,299,457,947  $84,827,055
                                                           ==============  ==============  ============
* Includes undistributed/(distributions in excess)
 of net investment income of.............................. $    4,863,135  $    4,730,635  $       729

                                                                                           The
                                                                                         Guardian
                                                                  The Guardian          UBS Small
                                                                   Park Avenue          Cap Value
                                                                 Small Cap Fund            Fund
                                                           --------------------------  ------------
                                                                                       Period from
                                                                                       February 3,
                                                                                         2003+ to
                                                             Year Ended December 31,   December 31,
                                                               2003          2002          2003
                                                           ------------  ------------  ------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
   Net investment income/(loss)........................... $ (1,352,534) $ (1,034,582) $  (172,665)
   Net realized gain/(loss) on investments and foreign
    currency related transactions.........................   16,253,102    (7,577,860)   4,660,235
   Net change in unrealized appreciation/ (depreciation)
    of investments and foreign currency related
    transactions..........................................   44,032,029   (21,018,611)   8,161,095
                                                           ------------  ------------  ------------
   Net Increase/(Decrease) in Net Assets Resulting
    from Operations.......................................   58,932,597   (29,631,053)  12,648,665
                                                           ------------  ------------  ------------
  Dividends and Distributions to Shareholders from:
   Net investment income
    Class A...............................................           --            --           --
    Class B...............................................           --            --           --
    Class C...............................................           --            --           --
    Class K...............................................           --            --           --
   Net realized gain on investments and foreign
    currency related transactions
    Class A...............................................           --            --     (651,609)
    Class B...............................................           --            --     (632,339)
    Class C...............................................           --            --     (613,490)
    Class K...............................................           --            --     (614,867)
                                                           ------------  ------------  ------------
    Total Dividends and Distributions to
     Shareholders.........................................           --            --   (2,512,305)
                                                           ------------  ------------  ------------
  From Capital Share Transactions:
   Net increase/(decrease) in net assets from capital
    share transactions -- Note 8..........................      526,138    (4,165,700)  28,596,499
   Redemption fees........................................           --            --           --
                                                           ------------  ------------  ------------
                                                                526,138    (4,165,700)  28,596,499
                                                           ------------  ------------  ------------
   Net Increase/(Decrease) in Net Assets..................   59,458,735   (33,796,753)  38,732,859
NET ASSETS:
Beginning of period.......................................  141,564,211   175,360,964           --
                                                           ------------  ------------  ------------
End of period*............................................ $201,022,946  $141,564,211  $38,732,859
                                                           ============  ============  ============
* Includes undistributed/(distributions in excess)
 of net investment income of.............................. $         --  $         --  $        --

+ Commencementof operations.

See notes to financial statements.


                                                                                           The Guardian
                                    The Guardian                The Guardian              Baillie Gifford
       The Guardian                   S&P 500                  Baillie Gifford               Emerging
   Asset Allocation Fund             Index Fund              International Fund            Markets Fund
--------------------------  ---------------------------  --------------------------  ------------------------


  Year Ended December 31,     Year Ended December 31,      Year Ended December 31,    Year Ended December 31,
    2003          2002          2003           2002          2003          2002          2003         2002
------------  ------------  ------------  -------------  ------------  ------------  -----------  -----------
$  1,589,028  $  2,650,316  $  1,531,499  $   2,264,690  $    112,017  $     89,833  $   135,000  $  (188,253)

   2,070,307   (12,406,127)     (317,473)   (95,822,692)   (4,580,776)  (22,615,441)   2,248,314    2,907,671


  33,756,586   (35,892,162)   32,458,190     18,959,704    18,741,326     5,673,231   22,845,347   (6,026,178)
------------  ------------  ------------  -------------  ------------  ------------  -----------  -----------

  37,415,921   (45,647,973)   33,672,216    (74,598,298)   14,272,567   (16,852,377)  25,228,661   (3,306,760)
------------  ------------  ------------  -------------  ------------  ------------  -----------  -----------
  (1,836,307)   (2,611,441)   (1,405,045)    (2,164,053)      (63,805)           --           --           --
    (225,527)     (296,792)      (50,103)       (28,553)           --            --           --           --
     (29,885)      (39,379)      (36,942)       (22,264)           --            --           --           --
     (81,064)      (92,412)      (55,604)       (43,052)           --            --           --           --
          --            --            --             --            --            --           --           --
          --            --            --             --            --            --           --           --
          --            --            --             --            --            --           --           --
          --            --            --             --            --            --           --           --
------------  ------------  ------------  -------------  ------------  ------------  -----------  -----------

  (2,172,783)   (3,040,024)   (1,547,694)    (2,257,922)      (63,805)           --           --           --
------------  ------------  ------------  -------------  ------------  ------------  -----------  -----------

 (19,929,631)  (28,957,348)    5,064,300   (103,976,012)  (26,483,377)  (21,180,662)   1,751,043   10,313,357
          --            --            --             --       127,145            --           --           --
------------  ------------  ------------  -------------  ------------  ------------  -----------  -----------
 (19,929,631)  (28,957,348)    5,064,300   (103,976,012)  (26,356,232)  (21,180,662)   1,751,043   10,313,357
------------  ------------  ------------  -------------  ------------  ------------  -----------  -----------
  15,313,507   (77,645,345)   37,188,822   (180,832,232)  (12,147,470)  (38,033,039)  26,979,704    7,006,597
 152,252,538   229,897,883   120,498,087    301,330,319    63,333,783   101,366,822   47,313,148   40,306,551
------------  ------------  ------------  -------------  ------------  ------------  -----------  -----------
$167,566,045  $152,252,538  $157,686,909  $ 120,498,087  $ 51,186,313  $ 63,333,783  $74,292,852  $47,313,148
============  ============  ============  =============  ============  ============  ===========  ===========

$  1,448,759  $  2,032,514  $     10,951  $      27,146  $     81,893  $     63,677  $    (4,769) $  (124,550)


       The Guardian
    Investment Quality
         Bond Fund
--------------------------


  Year Ended December 31,
    2003          2002
------------  ------------
$  6,938,090  $  7,971,762

   5,743,920       962,427


  (3,814,085)    7,351,497
------------  ------------

   8,867,925    16,285,686
------------  ------------
  (5,833,151)   (6,694,956)
    (526,000)     (572,072)
    (292,345)     (354,303)
    (286,594)     (350,431)
  (4,189,420)     (465,319)
    (528,307)      (52,987)
    (318,457)      (29,434)
    (278,194)      (25,176)
------------  ------------

 (12,252,468)   (8,544,678)
------------  ------------

 (23,611,845)   26,728,214
          --            --
------------  ------------
 (23,611,845)   26,728,214
------------  ------------
 (26,996,388)   34,469,222
 209,931,930   175,462,708
------------  ------------
$182,935,542  $209,931,930
============  ============

$         --  $         --

..   The Park Avenue Portfolio

                                                  The Guardian        The Guardian
                                                  Low Duration         High Yield                The Guardian
                                                   Bond Fund            Bond Fund               Tax-Exempt Fund
                                                 -------------- ------------------------  --------------------------
                                                  Period from
                                                 July 30, 2003+
                                                       to
                                                  December 31,   Year Ended December 31,    Year Ended December 31,
                                                      2003          2003         2002         2003          2002
                                                 -------------- -----------  -----------  ------------  ------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
   Net investment income........................  $   179,570   $ 4,839,189  $ 4,541,788  $  3,146,743  $  4,478,043
   Net realized gain/(loss) on investments and
    foreign currency related transactions.......      (14,521)    2,660,574   (5,394,424)    3,094,286     1,826,662
   Net change in unrealized appreciation/
    (depreciation) of investments and
    foreign currency related transactions.......       91,665     4,375,476    1,260,183    (1,854,464)    5,144,825
                                                 -------------- -----------  -----------  ------------  ------------
   Net Increase/(Decrease) in Net Assets
    Resulting from Operations...................      256,714    11,875,239      407,547     4,386,565    11,449,530
                                                 -------------- -----------  -----------  ------------  ------------
  Dividends and Distributions to
   Shareholders from:
   Net investment income
    Class A.....................................      (62,296)   (3,002,350)  (2,763,882)   (2,868,086)   (4,191,275)
    Class B.....................................      (35,675)     (628,715)    (606,359)           --            --
    Class C.....................................      (35,327)     (581,123)    (563,588)     (278,657)     (286,768)
    Class K.....................................      (46,272)     (627,001)    (607,959)           --            --
   Net realized gain on investments and
    foreign currency related transactions
    Class A.....................................           --            --           --    (2,827,113)   (1,983,160)
    Class C.....................................           --            --           --      (372,638)     (168,362)
                                                 -------------- -----------  -----------  ------------  ------------
    Total Dividends and Distributions to
     Shareholders                                    (179,570)   (4,839,189)  (4,541,788)   (6,346,494)   (6,629,565)
                                                 -------------- -----------  -----------  ------------  ------------
  From Capital Share Transactions:
   Net increase/(decrease) in net assets from
    capital share transactions -- Note 8........   31,298,313     6,584,315    4,489,847   (31,055,047)    2,313,675
                                                 -------------- -----------  -----------  ------------  ------------
   Net Increase/(Decrease) in Net Assets........   31,375,457    13,620,365      355,606   (33,014,976)    7,133,640
NET ASSETS:
Beginning of period.............................           --    57,883,506   57,527,900   123,592,794   116,459,154
                                                 -------------- -----------  -----------  ------------  ------------
End of period...................................  $31,375,457   $71,503,871  $57,883,506  $ 90,577,818  $123,592,794
                                                 ============== ===========  ===========  ============  ============

                                                         The Guardian
                                                       Cash Management
                                                             Fund
                                                 ---------------------------



                                                   Year Ended December 31,
                                                      2003          2002
                                                 -------------  ------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
   Net investment income........................ $   2,386,552  $  6,145,223
   Net realized gain/(loss) on investments and
    foreign currency related transactions.......            --            --
   Net change in unrealized appreciation/
    (depreciation) of investments and
    foreign currency related transactions.......            --            --
                                                 -------------  ------------
   Net Increase/(Decrease) in Net Assets
    Resulting from Operations...................     2,386,552     6,145,223
                                                 -------------  ------------
  Dividends and Distributions to
   Shareholders from:
   Net investment income
    Class A.....................................    (2,318,884)   (6,042,276)
    Class B.....................................       (33,161)      (37,641)
    Class C.....................................       (19,118)      (19,989)
    Class K.....................................       (15,389)      (45,317)
   Net realized gain on investments and
    foreign currency related transactions
    Class A.....................................            --            --
    Class C.....................................            --            --
                                                 -------------  ------------
    Total Dividends and Distributions to
     Shareholders                                   (2,386,552)   (6,145,223)
                                                 -------------  ------------
  From Capital Share Transactions:
   Net increase/(decrease) in net assets from
    capital share transactions -- Note 8........  (133,887,227)   56,129,038
                                                 -------------  ------------
   Net Increase/(Decrease) in Net Assets........  (133,887,227)   56,129,038
NET ASSETS:
Beginning of period.............................   694,474,771   638,345,733
                                                 -------------  ------------
End of period................................... $ 560,587,544  $694,474,771
                                                 =============  ============

+ Commencementof operations.


See notes to financial statements.

..   The Guardian Investment Quality Bond Fund

 Statement of Cash Flows

Year Ended December 31, 2003
------------------------------------------------


Cash flows from operating activities:
   Net increase in net assets resulting from operations...................................................... $   8,867,925
     Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
        Purchases of long-term securities....................................................................  (547,468,428)
        Proceeds from sales of long-term securities..........................................................   529,854,769
        Proceeds from mortgage securities' paydown...........................................................    26,637,308
        Gain on proceeds from mortgage securities' paydown...................................................     6,665,063
        Premium amortization/discount accretion, net.........................................................       491,910
        Purchases of short-term investments, net.............................................................    10,474,539
        Decrease in receivables..............................................................................       225,942
        Increase in other assets.............................................................................        (2,769)
        Increase in accrued expenses.........................................................................        25,667
        Decrease in distributions payable....................................................................        (6,039)
        Decrease in due to GIS...............................................................................        (7,761)
        Net realized gain on investments.....................................................................    (5,743,920)
        Net change in unrealized appreciation of investments.................................................     3,814,085
                                                                                                              -------------
          Net cash provided by operating activities..........................................................    33,828,291
                                                                                                              -------------
Cash flows from financing activities:
       Proceeds from fund shares sold........................................................................    38,780,492
       Payments for fund shares redeemed.....................................................................   (71,633,087)
       Cash distributions paid...............................................................................    (1,862,398)
       Proceeds from the financing of dollar roll transactions, net..........................................       941,318
                                                                                                              -------------
          Net cash used in financing activities..............................................................   (33,773,675)
                                                                                                              -------------
   Increase in Cash..........................................................................................        54,616
Cash
   Beginning of year.........................................................................................        41,675
                                                                                                              -------------
   End of year............................................................................................... $      96,291
                                                                                                              =============
Supplemental disclosure of cash flow information
   Non-cash financing activities not included above:
       Reinvestment of dividends and distributions........................................................... $  10,390,070
                                                                                                              =============


See notes to financial statements.

Notes to
Financial Statements

December 31, 2003

The Park Avenue Portfolio

[_]  The Guardian Park Avenue Fund

[_]  The Guardian UBS Large Cap Value Fund

[_]  The Guardian Park Avenue Small Cap Fund

[_]  The Guardian UBS Small Cap Value Fund

[_]  The Guardian Asset Allocation Fund

[_]  The Guardian S&P 500 Index Fund

[_]  The Guardian Baillie Gifford International Fund


[_]  The Guardian Baillie Gifford Emerging Markets Fund

[_]  The Guardian Investment Quality Bond Fund

[_]  The Guardian Low Duration Bond Fund

[_]  The Guardian High Yield Bond Fund

[_]  The Guardian Tax-Exempt Fund

[_]  The Guardian Cash Management Fund



Note 1. Organization and Accounting Policies

   The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Portfolio consists of thirteen series, namely: The Guardian Park Avenue Fund (GPAF); The Guardian UBS Large Cap Value Fund (GULCVF); The Guardian Park Avenue Small Cap Fund (GPASCF); The Guardian UBS Small Cap Value Fund (GUSCVF); The Guardian Asset Allocation Fund (GAAF); The Guardian S&P 500 Index Fund (GSP500F); The Guardian Baillie Gifford International Fund (GBGIF); The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian Low Duration Bond Fund (GLDBF); The Guardian High Yield Bond Fund (GHYBF); The Guardian Tax-Exempt Fund (GTEF); and The Guardian Cash Management Fund (GCMF). The series are collectively referred to herein as the "Funds".

   On February 3, 2003, GULCVF and GUSCVF commenced operations. GULCVF sold 937,500 shares for each of Class A, Class B, Class C and Class K shares to The Guardian Life Insurance Company of America (Guardian Life) for $9,375,000 each. GUSCVF sold 437,500 shares for each of Class A, Class B, Class C and Class K shares to Guardian Life for $4,375,000 each.

   On July 30, 2003, GLDBF commenced operations. GLDBF sold 750,000 shares for each of Class A, Class B, Class C and Class K shares to Guardian Life for $7,500,000 each.

   The Funds offer up to five classes of shares: Class A, Class B, Class C, Class K and the Institutional Class. Each of the Funds offers Class A shares. Class A shares are sold with an initial sales load of up to 4.50% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets. A redemption fee of 2% is imposed on purchases of Class A shares of GBGIF, GBGEMF and GHYBF if redeemed within 60 days of purchase. Class B shares are offered by all of the Funds, except for GTEF. Class B shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of .25% on an annual basis of the Funds' Class B average daily net assets, and a contingent deferred sales load (CDSL) of up to 3% imposed on certain redemptions. Each of the Funds offers Class C shares. Class C shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of .25% on an annual basis of the Funds' Class C average daily net assets, and a CDSL of up to 1% imposed on certain redemptions. Class K shares are offered by all of the Funds, except for GTEF. Class K shares are sold without an initial sales load but are subject to a 12b-1 fee of .40% and an administrative fee of .25% on an annual basis of the Funds' Class K average daily net assets, and a CDSL of up to 1% imposed on certain redemptions. Institutional Class shares are offered by GPAF, GPASCF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF and GHYBF. As of December 31, 2003, none of the Funds had issued Institutional Class shares. Institutional Class shares are offered at net asset value, without an initial or contingent deferred sales load. All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

   Significant accounting policies of the Funds are as follows:

Investments

   Securities listed on domestic or foreign securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. In GAAF, investments in the underlying Funds are valued at the closing net asset value of each underlying Fund on the day of valuation.

   Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price, except for GTEF. In GTEF, debt securities are valued at the mean between the bid and asked prices obtained by the Service. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

   Futures contracts are valued at the settlement prices established by the exchanges on which they are traded.

   Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities, restricted securities and foreign securities subject to "significant event") are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees. A "significant event" is an event that will affect the value of a portfolio security that occurs after the close of trading in the security's primary trading market or exchange but before the Fund's NAV is calculated.

   Repurchase agreements are carried at cost which approximates market value (see Note 5). Short-term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

   Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

   Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/ discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

   All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include any items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 2003, distribution, administrative and transfer agent fees were the only class-specific expenses.

Foreign Currency Translation

   GPAF, GULCVF, GPASCF, GUSCVF, GAAF, GBGIF, GBGEMF and GHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

   (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

   (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

   The resulting gains and losses are included in the Statement of Operations as follows:

   Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains or losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

   GPAF, GULCVF, GPASCF, GUSCVF, GAAF, GBGIF, GBGEMF and GHYBF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When forward contracts are closed, the Fund will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

Futures Contracts

   GULCVF, GUSCVF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF, GLDBF, GHYBF and GTEF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, GAAF may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

   Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF, GLDBF, GHYBF and GTEF, and declared and paid semi-annually for GPAF, GULCVF, GPASCF, GUSCVF, GAAF, GSP500F, GBGIF and GBGEMF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

   All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income.

   The tax character of distributions paid to shareholders during the years ended December 31, 2003 and 2002 were as follows:

           Tax      Ordinary   Long-Term
          Exempt     Income   Capital Gain    Total
        ---------- ---------- ------------ -----------
        ----------------------------------------------
                             2003
        ----------------------------------------------
GPAF... $       -- $7,388,058  $       --  $ 7,388,058
GULCVF.         --  1,867,736          --    1,867,736
GUSCVF.         --  2,512,305          --    2,512,305
GAAF...         --  2,172,784          --    2,172,784
GSP500F         --  1,547,694          --    1,547,694
GBGIF..         --     63,805          --       63,805
GIQBF..         --  9,989,588   2,262,880   12,252,468
GLDBF..         --    179,570          --      179,570
GHYBF..         --  4,839,189          --    4,839,189
GTEF...  3,146,743  1,003,278   2,196,473    6,346,494
GCMF...         --  2,386,552          --    2,386,552
        ----------------------------------------------
                             2002
        ----------------------------------------------
GPAF... $       -- $4,310,369  $       --  $ 4,310,369
GAAF...         --  3,040,024          --    3,040,024
GSP500F         --  2,257,922          --    2,257,922
GIQBF..         --  7,981,745     562,933    8,544,678
GHYBF..         --  4,541,788          --    4,541,788
GTEF...  4,478,043    880,639   1,270,883    6,629,565
GCMF...         --  6,145,223          --    6,145,223

   For the year ended December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                        Long-Term
                       Gain/(Post-
        Undistributed October Loss)/   Unrealized
          Ordinary    (Capital Loss   Appreciation
           Income     Carryforward)  (Depreciation)
        ------------- -------------- --------------
GPAF...  $4,863,134   $(719,693,464)  $148,275,633
GULCVF.   3,032,170              --     18,524,841
GPASCF.          --       2,580,584     43,069,817
GUSCVF.   1,995,430              --      8,140,930
GAAF...   1,448,758     (53,383,946)   (16,498,888)
GSP500F      10,952     (96,581,166)    (4,071,838)
GBGIF..      89,358     (40,554,148)     9,850,223
GBGEMF.     128,596      (3,310,720)    19,636,084
GIQBF..      99,020         504,707      3,573,912
GLDBF..          --         (11,668)        89,586
GHYBF..          --     (19,020,569)     4,637,566
GTEF...      27,300           8,826      4,763,353
GCMF...       8,211          (8,090)            --

Taxes

   Each Fund has qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

   Withholding taxes on foreign interest, dividends and capital gains in GBGIF and GBGEMF have been provided for in accordance with the applicable country's tax rules and rates.

   For the year ended December 31, 2003, for federal income tax purposes, the following Funds have post-October capital losses and capital losses carryforward of:

        Post-October Capital Loss Expiration
        Capital Loss Carryforward    Date
        ------------ ------------ ----------
GPAF... $85,513,676  $367,844,523    2009
GPAF...          --   255,258,468    2010
GPAF...          --    11,076,797    2011
GAAF...          --    38,930,441    2009
GAAF...          --    14,453,505    2010
GSP500F          --       509,976    2009
GSP500F          --    95,906,657    2010
GSP500F          --       164,533    2011
GBGIF..     212,471     9,713,036    2009
GBGIF..          --    22,118,121    2010
GBGIF..          --     8,510,520    2011
GBGEMF.      10,164     3,300,556    2009
GLDBF..       9,011         2,657    2011
GHYBF..          --     2,997,484    2007
GHYBF..          --     3,128,645    2008
GHYBF..          --     7,587,223    2009
GHYBF..          --     5,307,217    2010
GCMF...          --           195    2007
GCMF...       2,822         5,073    2011

Expense Reductions

   GTEF has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, GTEF's custodian fees were reduced by $32,326 under this arrangement. GTEF could have employed the uninvested assets to produce income if GTEF has not entered into such arrangement.

Reclassification of Capital Accounts

   The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

   During the year ended December 31, 2003, certain Funds reclassified amounts to paid-in capital from undistributed/(distributions in excess) of net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

                                    Accumulated
                                    net realized
                                   gain/(loss) on
                    Undistributed/  investments
                    (distributions  and foreign
                    in excess) of     currency
         Paid-in    net investment    related
         capital        income      transactions
       -----------  -------------- --------------
GPASCF $(1,352,534)   $1,352,524     $      --
GUSCVF          --       172,665      (172,665)
GBGIF.          --       (29,996)       29,996
GBGEMF     (70,698)      (15,219)       85,917
GLDBF.        (774)           --           774

Note 2. Investment Advisory Agreements and Payments to or from Related Parties

   Guardian Investor Services LLC (GIS), provides investment advisory services to each of the Funds (except GBGIF and GBGEMF). Fees for investment advisory services are at an annual rate of .50% of the average daily net assets of each Fund, except for GPASCF, GSP500F, GHYBF and GLDBF, which pay GIS an annual rate of .75%, .25%, 60% and .45%, respectively, of their average daily net assets.

   GAAF is subject to a contractual annual advisory fee of .65% of its average daily net assets. However, GIS has agreed to a waiver of .15% of GAAF's annual advisory fee when GAAF is operated as a "fund of funds" so that GAAF's effective advisory fee is .50% of its average daily net assets. There are no duplicative advisory and administrative service fees charged to GAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory and administrative fees are paid at the underlying Fund level.

   GULCVF pays investment advisory fees to GIS at an annual rate of .83% of its average daily net assets. GUSCVF pays investment advisory fees to GIS at an annual rate of 1.00% of its average daily net assets for the first $50 million and an annual rate of .95% of its average daily net assets in excess of $50 million. GIS has entered into a sub-investment advisory agreement with UBS Global Asset Management (Americas), Inc. (UBS Global AM). UBS Global AM is responsible for the day-to-day management of GULCVF and GUSCVF. GIS continually monitors and evaluates the per-formance of UBS Global AM. As compensation for its services, GIS pays UBS Global AM at an annual rate of .43% of GULCVF's average daily net assets and at an annual rate of .60% for the first $50 million and at an annual rate of .55% in excess of $50 million of GUSCVF's average daily net assets. Payment of sub-investment advisory fees does not represent a separate or additional expense to GULCVF or GUSCVF.

   For the year ended December 31, 2003, GIS voluntarily assumed a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) that exceeded a percentage of the average daily net assets of the respective Funds, by class, as follows:

Fund    Class A Class B Class C Class K
----    ------- ------- ------- -------
GSP500F  .53%    1.28%   1.28%   0.93%
GIQBF    .85%    1.60%   1.60%   1.25%
GLDBF    .80%    1.55%   1.55%   1.20%
GHYBF    .85%    1.60%   1.60%   1.25%
GTEF     .85%      N/A   1.60%     N/A
GCMF     .85%    1.60%   1.60%   1.25%

   For the year ended December 31, 2003, GIS voluntarily assumed a portion of certain Funds' expenses based on their respective average daily net assets as follows:

--------------------------------------------------
                     GSP500F
--------------------------------------------------
                   Class A Class B Class C Class K
                   ------- ------- ------- -------
Ordinary Operating
  Expenses           .25%    .25%    .25%   .21%
12b-1 Fees             --    .36%    .42%     --
                    -----   -----   -----   ----
                     .25%    .61%    .67%   .21%
                    =====   =====   =====   ====

--------------------------------------------------
                      GIQBF
--------------------------------------------------
                   Class A Class B Class C Class K
                   ------- ------- ------- -------
Ordinary Operating
  Expenses           .11%    .11%    .11%   .05%
12b-1 Fees             --    .16%    .24%     --
                    -----   -----   -----   ----
                     .11%    .27%    .35%   .05%
                    =====   =====   =====   ====

--------------------------------------------------
                      GLDBF*
--------------------------------------------------
                   Class A Class B Class C Class K
                   ------- ------- ------- -------
Ordinary Operating
  Expenses          1.20%   1.20%   1.20%   .97%
12b-1 Fees             --      --    .01%     --
                    -----   -----   -----   ----
                    1.20%   1.20%   1.21%   .97%
                    =====   =====   =====   ====

--------------------------------------------------
                      GHYBF
--------------------------------------------------
                   Class A Class B Class C Class K
                   ------- ------- ------- -------
Ordinary Operating
  Expenses           .42%    .42%    .42%   .33%
12b-1 Fees             --    .30%    .29%     --
                    -----   -----   -----   ----
                     .42%    .72%    .71%   .33%
                    =====   =====   =====   ====

---------------------------------------------
                    GTEF
---------------------------------------------
                              Class A Class C
                              ------- -------
Ordinary Operating
  Expenses                     .09%    .09%
12b-1 Fees                       --    .27%
                               ----    ----
                               .09%    .36%
                               ====    ====

---------------------------------------------
                    GCMF
---------------------------------------------
                      Class A Class B Class C
                      ------- ------- -------
Administrative Fees    .05%    .16%    .05%
                       ====    ====    ====

* Annualized.

   For the year ended December 31, 2003 GIS voluntarily assumed $398,926, $291,989, $147,985, $322,570, $99,461 and $307,067 of the ordinary operating expenses of GSP500F, GIQBF, GLDBF, GHYBF, GTEF and GCMF, respectively.

   The Portfolio, on behalf of GBGIF and GBGEMF, has an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation owned by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly-owned subsidiary of Guardian Life, and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of GBGIF and GBGEMF's portfolios, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF and GBGEMF. GBG continually monitors and evaluates the performance of BG Overseas. As compensation for its services, GBGIF and GBGEMF pay GBG annual investment management fees of .80% and 1.00%, respectively, of their respective average daily net assets. One half of these fees is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to GBGIF or GBGEMF.

   The Guardian Fund Complex pays trustees who are not "interested persons" (as defined in the 1940 Act) fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Additional compensation is paid to the Chairmen of the Nominating and Governance Committee and the Audit Committee, respectively. GIS pays compensation to certain trustees who are interested persons. Certain officers and trustees of the Funds are affiliated with GIS.

   GAAF received $2,794,174 in dividends from other Guardian mutual funds.

   Park Avenue Securities LLC (PAS), a wholly-owned subsidiary of GIAC and an affiliate of GIS distributes the

Portfolio's shares as a retail broker-dealer. For the year ended December 31, 2003, PAS received $537,497 for brokerage commissions from the Portfolio.

Administrative Services Agreement

   Pursuant to the Administrative Services Agreement adopted by the Funds on behalf of the Class A, Class B, Class C and Class K shares, each of the Funds, except GPAF, pays GIS an administrative service fee at an annual rate of .25% of the Funds' average daily net assets. GPAF pays this fee to GIS at an annual rate of up to .25% of the average daily net assets for which a "dealer of record" has been designated. For the year ended December 31, 2003, GPAF Class A shares paid an annualized rate of .20% of its average daily net assets pursuant to the Administrative Services Agreement.

Note 3. Underwriting Agreement and Distribution Plan

   The Portfolio has entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

   For the year ended December 31, 2003, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

                     Fund    Commissions  Fund  Commissions
                     ----    ----------- ------ -----------
                     GPAF      $31,630   GBGEMF   $  304
                     GPASCF      2,739   GIQBF     5,595
                     GAAF          854   GLDBF       210
                     GSP500F     3,175   GHYBF     3,681
                     GBGIF         773   GTEF      2,506

   Under Distribution Plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), each Fund is authorized to pay a monthly 12b-1 fee for certain classes of shares at an annual rate of .75% of average daily net assets of the Fund's Class B and Class C shares and .40% of average daily net assets of the Fund's Class K shares as compensation for distribution-related services provided to the Class B, Class C and Class K shares of those Funds.

   GIS is entitled to retain any CDSL imposed on certain Class B, Class C and Class K share redemptions. For the year ended December 31, 2003, GIS received CDSL charges on Class B, Class C and Class K as follows:

Fund    Class B  Class C Class K
----    -------- ------- -------
GPAF... $253,634 $  874      --
GPASCF.   24,236    118      --
GAAF...   40,752  1,009  $    4
GSP500F    7,219    586       6
GBGIF..    4,307     70       4
GBGEMF.   17,299     94      --
GIQBF..   11,547  2,733       6
GHYBF..    5,013    777      --
GTEF...       --    279      --
GCMF...   74,587  2,509   2,378

Note 4. Investment Transactions

   Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2003 were as follows:

------------------------------------
               GPAF        GULCVF
------------------------------------
Purchases $  933,822,552 $95,030,207
Proceeds   1,137,099,626  35,534,648
------------------------------------
              GPASCF       GUSCVF
------------------------------------
Purchases $  167,132,224 $59,503,121
Proceeds     164,435,939  34,519,344
------------------------------------
               GAAF        GSP500F
------------------------------------
Purchases $      275,000 $11,337,501
Proceeds      13,821,648   4,719,890
------------------------------------
              GBGIF        GBGEMF
------------------------------------
Purchases $   24,720,717 $40,342,394
Proceeds      52,356,654  39,729,132
------------------------------------
              GIQBF         GLDBF
------------------------------------
Purchases $  546,523,894 $60,377,313
Proceeds     529,854,769  29,068,541
------------------------------------
              GHYBF         GTEF
------------------------------------
Purchases $  103,266,095 $60,156,556
Proceeds      96,250,197  90,891,008
------------------------------------

   The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding foreign currency and futures at December 31, 2003, were as follows:

                             GPAF          GULCVF
                             ----         ------
Appreciation            $  178,093,082  $ 18,580,035
(Depreciation)             (29,817,449)      (55,194)
                        --------------  ------------
Net Unrealized
  Appreciation          $  148,275,633  $ 18,524,841
                        ==============  ============
Cost of investments for
  tax purposes          $1,153,607,731  $ 66,551,632
                        ==============  ============

                            GPASCF         GUSCVF
                            ------        ------
Appreciation            $   44,966,950  $  8,280,265
(Depreciation)              (1,897,133)     (139,335)
                        --------------  ------------
Net Unrealized
  Appreciation          $   43,069,817  $  8,140,930
                        ==============  ============
Cost of investments for
  tax purposes          $  159,386,342  $ 30,654,180
                        ==============  ============

                             GAAF          GSP500F
                             ----         -------
Appreciation            $    2,803,995  $ 22,323,561
(Depreciation)             (19,302,883)  (26,395,399)
                        --------------  ------------
Net Unrealized
  Depreciation          $  (16,498,888) $ (4,071,838)
                        ==============  ============
Cost of investments for
  tax purposes          $  184,307,237  $161,425,398
                        ==============  ============

                                GBGIF        GBGEMF
                               -----        ------
Appreciation                $ 11,622,828  $21,127,098
(Depreciation)                (1,778,430)  (1,491,691)
                            ------------  -----------
Net Unrealized
  Appreciation              $  9,844,398  $19,635,407
                            ============  ===========
Cost of investments for tax
  purposes                  $ 41,385,728  $55,033,902
                            ============  ===========

                                GIQBF        GLDBF
                               -----        -----
Appreciation                $  4,196,981  $   117,349
(Depreciation)                  (623,069)     (27,763)
                            ------------  -----------
Net Unrealized
  Appreciation              $  3,573,912  $    89,586
                            ============  ===========
Cost of investments for tax
  purposes                  $195,277,580  $30,915,847
                            ============  ===========

                                GHYBF         GTEF
                               -----         ----
Appreciation                $  5,108,233  $ 4,776,355
(Depreciation)                  (470,667)     (13,002)
                            ------------  -----------
Net Unrealized
  Appreciation              $  4,637,566  $ 4,763,353
                            ============  ===========
Cost of investments for
  tax purposes              $ 65,426,791  $84,092,186
                            ============  ===========

Note 5. Repurchase Agreements

   The collateral received for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 6. Reverse Repurchase Agreements

   GAAF, GIQBF, GLDBF and GHYBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GAAF, GIQBF, GLDBF and GHYBF enter into a reverse repurchase agreement, the Funds establish and segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GAAF, GIQBF, GLDBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

Note 7. Dollar Roll Transactions

   GAAF, GIQBF, GLDBF and GHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GAAF, GIQBF, GLDBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

Note 8. Shares of Beneficial Interest

   There is an unlimited number of $0.01 par value shares of beneficial interest authorized, divided into five classes, designated as Class A, Class B, Class C, Class K and Institutional Class shares. As of December 31, 2003: (i) GPAF, GPASCF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF and GHYBF offered all five classes; (ii) GTEF offered Class A and Class C shares; and (iii) GULCVF,
GUSCVF, GLDBF and GCMF offered Class A, Class B, Class C and Class K shares. Through December 31, 2003, no Institutional Class shares of the Funds were sold.

   Transactions in shares of beneficial interest were as follows:

[_] The Guardian Park Avenue Fund
                                                                  Year Ended December 31,
                                                                     2003             2002
-----------------------------------------------------------------------------------------------
                                                                          Shares
-----------------------------------------------------------------------------------------------
Class A
Shares sold                                                        2,688,100        3,071,277
Shares issued in reinvestment of dividends                           259,185          144,059
Shares repurchased                                               (10,027,084)     (14,071,395)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease                                                      (7,079,799)     (10,856,059)
----------------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                          236,579          316,116
Shares repurchased                                                (1,463,661)      (2,232,897)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease                                                      (1,227,082)      (1,916,781)
----------------------------------------------------------------------------------------------------------------------------------
Class C
Shares sold                                                           15,063           51,819
Shares repurchased                                                   (29,394)         (51,896)
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                              (14,331)             (77)
----------------------------------------------------------------------------------------------------------------------------------
Class K
Shares sold                                                            7,291            4,015
Shares issued in reinvestment of dividends                               756               --
Shares repurchased                                                      (310)             (20)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                           7,737            3,995
----------------------------------------------------------------------------------------------------------------------------------

[_] The Guardian UBS Large Cap Value Fund
                                                                 Period from
                                                              February 3, 2003+
                                                             to December 31, 2003
-----------------------------------------------------------------------------------------------
                                                                    Shares
-----------------------------------------------------------------------------------------------
Class A
Shares sold                                                        1,959,608
Shares issued in reinvestment of dividends and distributions          42,951
Shares repurchased                                                  (310,031)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                       1,692,528
----------------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                        1,946,976
Shares issued in reinvestment of dividends and distributions          34,101
Shares repurchased                                                  (310,912)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                       1,670,165
----------------------------------------------------------------------------------------------------------------------------------
Class C
Shares sold                                                        1,902,265
Shares issued in reinvestment of dividends and distributions          33,316
Shares repurchased                                                  (310,518)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                       1,625,063
----------------------------------------------------------------------------------------------------------------------------------
Class K
Shares sold                                                        1,905,775
Shares issued in reinvestment of dividends and distributions          36,999
Shares repurchased                                                  (309,743)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                       1,633,031
----------------------------------------------------------------------------------------------------------------------------------

[_] The Guardian Park Avenue Fund
                                                                   Year Ended December 31,
                                                                     2003              2002
------------------------------------------------------------------------------------------------
                                                                           Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                                                     $  71,466,076     $  87,019,350
Shares issued in reinvestment of dividends                          7,135,022         4,193,466
Shares repurchased                                               (268,695,546)     (391,653,154)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease                                                    $(190,094,448)    $(300,440,338)
----------------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                     $   6,081,629     $   8,756,755
Shares repurchased                                                (37,424,241)      (59,546,800)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease                                                    $ (31,342,612)    $ (50,790,045)
----------------------------------------------------------------------------------------------------------------------------------
Class C
Shares sold                                                     $     370,651     $   1,532,408
Shares repurchased                                                   (741,440)       (1,335,406)
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                         $    (370,789)    $     197,002
----------------------------------------------------------------------------------------------------------------------------------
Class K
Shares sold                                                     $     198,820     $     103,216
Shares issued in reinvestment of dividends                             20,780                --
Shares repurchased                                                     (8,782)             (495)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                    $     210,818     $     102,721
----------------------------------------------------------------------------------------------------------------------------------

[_] The Guardian UBS Large Cap Value Fund
                                                                 Period from
                                                              February 3, 2003+
                                                             to December 31, 2003
------------------------------------------------------------------------------------------------
                                                                    Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                                                     $  19,415,494
Shares issued in reinvestment of dividends and distributions          542,073
Shares repurchased                                                 (3,709,638)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                    $  16,247,929
----------------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                     $  19,255,790
Shares issued in reinvestment of dividends and distributions          432,709
Shares repurchased                                                 (3,705,050)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                    $  15,983,449
----------------------------------------------------------------------------------------------------------------------------------
Class C
Shares sold                                                     $  18,753,050
Shares issued in reinvestment of dividends and distributions          422,703
Shares repurchased                                                 (3,700,000)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                    $  15,475,753
----------------------------------------------------------------------------------------------------------------------------------
Class K
Shares sold                                                     $  18,794,718
Shares issued in reinvestment of dividends and distributions          468,239
Shares repurchased                                                 (3,700,044)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                    $  15,562,913
----------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.


[_] The Guardian Park Avenue Small Cap Fund
                                                   Year Ended December 31,          Year Ended December 31,
                                                      2003            2002            2003             2002
----------------------------------------------------------------------------------------------------------------
                                                           Shares                           Amount
----------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                         1,813,369       2,782,741     $ 28,850,596     $ 42,101,323
Shares repurchased                                 (1,819,099)     (3,255,243)     (27,392,677)     (46,439,000)
----------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                (5,730)       (472,502)    $  1,457,919     $ (4,337,677)
----------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                           125,391         217,932     $  1,962,819     $  3,217,947
Shares repurchased                                   (203,610)       (240,199)      (2,928,195)      (3,301,687)
----------------------------------------------------------------------------------------------------------------
Net decrease                                          (78,219)        (22,267)    $   (965,376)    $    (83,740)
----------------------------------------------------------------------------------------------------------------
Class C
Shares sold                                             9,592          21,118     $    145,248     $    298,183
Shares repurchased                                    (18,489)         (6,407)        (322,464)         (87,676)
----------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                (8,897)         14,711     $   (177,216)    $    210,507
----------------------------------------------------------------------------------------------------------------
Class K
Shares sold                                            13,855           3,317     $    218,871     $     45,210
Shares repurchased                                       (452)             --           (8,060)              --
----------------------------------------------------------------------------------------------------------------
Net increase                                           13,403           3,317     $    210,811     $     45,210
----------------------------------------------------------------------------------------------------------------

[_] The Guardian UBS Small Cap Value Fund
                                                   Period from                     Period from
                                                February 3, 2003+               February 3, 2003+
                                               to December 31,2003             to December 31,2003
----------------------------------------------------------------------------------------------------------------
                                                     Shares                          Amount
----------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                           932,267                     $  9,277,024
Shares issued in reinvestment of distributions         50,375                          648,829
Shares repurchased                                   (189,695)                      (2,437,582)
----------------------------------------------------------------------------------------------------------------
Net increase                                          792,947                     $  7,488,271
----------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                           921,249                     $  9,123,598
Shares issued in reinvestment of distributions         49,148                          628,105
Shares repurchased                                   (198,479)                      (2,529,505)
----------------------------------------------------------------------------------------------------------------
Net increase                                          771,918                     $  7,222,198
----------------------------------------------------------------------------------------------------------------
Class C
Shares sold                                           891,366                     $  8,777,985
Shares issued in reinvestment of distributions         48,004                          613,488
Shares repurchased                                   (192,392)                      (2,454,478)
----------------------------------------------------------------------------------------------------------------
Net increase                                          746,978                     $  6,936,995
----------------------------------------------------------------------------------------------------------------
Class K
Shares sold                                           890,722                     $  8,771,733
Shares issued in reinvestment of distributions         47,849                          614,865
Shares repurchased                                   (190,137)                      (2,437,563)
----------------------------------------------------------------------------------------------------------------
Net increase                                          748,434                     $  6,949,035
----------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

[_] The Guardian Asset Allocation Fund
                                           Year Ended December 31,    Year Ended December 31,
                                              2003         2002         2003           2002
------------------------------------------------------------------------------------------------
                                                    Shares                     Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                                 1,015,158    1,524,801  $  9,497,451  $   14,387,848
Shares issued in reinvestment of dividends    186,765      257,058     1,766,807       2,516,751
Shares repurchased                         (3,099,656)  (4,314,488)  (28,129,262)   (39,879,710)
------------------------------------------------------------------------------------------------
Net decrease                               (1,897,733)  (2,532,629) $(16,865,004) $ (22,975,111)
------------------------------------------------------------------------------------------------
Class B
Shares sold                                   249,644      239,318  $  2,356,152  $    2,266,828
Shares issued in reinvestment of dividends     22,830       29,270       215,963         286,492
Shares repurchased                           (619,271)    (972,783)   (5,507,970)    (8,982,368)
------------------------------------------------------------------------------------------------
Net decrease                                 (346,797)    (704,195) $ (2,935,855) $  (6,429,048)
------------------------------------------------------------------------------------------------
Class C
Shares sold                                    10,197       56,416  $     95,189  $      562,704
Shares issued in reinvestment of dividends      3,114        3,956        29,460          38,735
Shares repurchased                            (40,895)     (39,534)     (367,270)      (359,141)
------------------------------------------------------------------------------------------------
Net increase/(decrease)                       (27,584)      20,838  $   (242,621) $      242,298
------------------------------------------------------------------------------------------------
Class K
Shares sold                                    20,906       13,246  $    191,338  $      112,101
Shares issued in reinvestment of dividends      8,578        9,429        81,064          92,412
Shares repurchased                            (15,129)          --      (158,553)             --
------------------------------------------------------------------------------------------------
Net increase                                   14,355       22,675  $    113,849  $      204,513
------------------------------------------------------------------------------------------------

[_] The Guardian S&P 500 Index Fund
                                           Year Ended December 31,    Year Ended December 31,
                                              2003         2002         2003           2002
------------------------------------------------------------------------------------------------
                                                    Shares                     Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                                 1,236,886    1,830,415  $  8,356,406  $   11,566,863
Shares issued in reinvestment of dividends     16,294       86,617       119,186         605,220
Shares repurchased                           (898,109) (20,356,324)   (5,898,251)  (118,000,511)
------------------------------------------------------------------------------------------------
Net increase/(decrease)                       355,071  (18,439,292) $  2,577,341  $(105,828,428)
------------------------------------------------------------------------------------------------
Class B
Shares sold                                   335,881      342,017  $  2,276,274  $    2,343,329
Shares issued in reinvestment of dividends      6,681        4,430        48,558          27,713
Shares repurchased                           (162,230)    (173,276)   (1,045,467)    (1,146,882)
------------------------------------------------------------------------------------------------
Net increase                                  180,332      173,171  $  1,279,365  $    1,224,160
------------------------------------------------------------------------------------------------
Class C
Shares sold                                   216,791      187,627  $  1,471,332  $    1,400,528
Shares issued in reinvestment of dividends      5,016        3,553        36,385          22,207
Shares repurchased                            (90,706)    (130,517)     (626,275)      (874,323)
------------------------------------------------------------------------------------------------
Net increase                                  131,101       60,663  $    881,442  $      548,412
------------------------------------------------------------------------------------------------
Class K
Shares sold                                    42,861        6,165  $    288,767  $       36,792
Shares issued in reinvestment of dividends      7,640        6,734        55,604          43,052
Shares repurchased                             (2,533)          --       (18,219)             --
------------------------------------------------------------------------------------------------
Net increase                                   47,968       12,899  $    326,152  $       79,844
------------------------------------------------------------------------------------------------


[_] The Guardian Baillie Gifford International Fund
                                                     Year Ended December 31,     Year Ended December 31,
                                                        2003         2002          2003           2002
-----------------------------------------------------------------------------------------------------------
                                                             Shares                      Amount
-----------------------------------------------------------------------------------------------------------
Class A
Shares sold                                          10,537,973   26,379,926  $  97,112,928  $ 268,688,195
Shares issued in reinvestment of dividends                5,562           --         55,072             --
Shares repurchased                                  (13,119,742) (28,286,267)  (123,103,708)  (288,753,391)
-----------------------------------------------------------------------------------------------------------
Net decrease                                         (2,576,207)  (1,906,341) $ (25,935,708) $ (20,065,196)
-----------------------------------------------------------------------------------------------------------
Class B
Shares sold                                              37,373      552,901  $     344,699  $   4,895,940
Shares repurchased                                      (92,815)    (664,735)      (815,798)    (6,002,347)
-----------------------------------------------------------------------------------------------------------
Net decrease                                            (55,442)    (111,834) $    (471,099) $  (1,106,407)
-----------------------------------------------------------------------------------------------------------
Class C
Shares sold                                               1,537       94,458  $      27,531  $     753,032
Shares repurchased                                       (3,434)     (94,502)       (28,063)      (763,931)
-----------------------------------------------------------------------------------------------------------
Net decrease                                             (1,897)         (44) $        (532) $     (10,899)
-----------------------------------------------------------------------------------------------------------
Class K
Shares sold                                               3,672          209  $      51,596  $       1,840
Shares repurchased                                          (53)          --           (489)            --
-----------------------------------------------------------------------------------------------------------
Net increase                                              3,619          209  $      51,107  $       1,840
-----------------------------------------------------------------------------------------------------------

[_] The Guardian Baillie Gifford Emerging Markets Fund
                                                     Year Ended December 31,     Year Ended December 31,
                                                        2003         2002          2003           2002
-----------------------------------------------------------------------------------------------------------
                                                             Shares                      Amount
-----------------------------------------------------------------------------------------------------------
Class A
Shares sold                                           2,873,147    2,084,844  $  26,734,981  $  19,196,380
Shares repurchased                                   (2,744,885)  (1,037,525)   (25,296,414)    (9,382,580)
-----------------------------------------------------------------------------------------------------------
Net increase                                            128,262    1,047,319  $   1,438,567  $   9,813,800
-----------------------------------------------------------------------------------------------------------
Class B
Shares sold                                             150,218      973,656  $   1,342,915  $   7,741,707
Shares repurchased                                     (119,951)    (937,516)    (1,037,985)    (7,477,413)
-----------------------------------------------------------------------------------------------------------
Net increase                                             30,267       36,140  $     304,930  $     264,294
-----------------------------------------------------------------------------------------------------------
Class C
Shares sold                                              44,398       28,313  $     373,501  $     239,626
Shares repurchased                                      (46,386)      (5,667)      (397,512)       (44,448)
-----------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                  (1,988)      22,646  $     (24,011) $     195,178
-----------------------------------------------------------------------------------------------------------
Class K
Shares sold                                               9,274        4,995  $      86,943  $      40,085
Shares repurchased                                       (4,707)          --        (55,386)            --
-----------------------------------------------------------------------------------------------------------
Net increase                                              4,567        4,995  $      31,557  $      40,085
-----------------------------------------------------------------------------------------------------------


[_] The Guardian Investment Quality Bond Fund
                                                               Year Ended December 31,      Year Ended December 31,
                                                                  2003          2002          2003           2002
----------------------------------------------------------------------------------------------------------------------
                                                                       Shares                       Amount
----------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                     3,296,812    11,341,936   $ 34,079,857   $113,553,764
Shares issued in reinvestment of dividends and distributions      802,794       517,494      8,219,350      5,207,398
Shares repurchased                                             (6,470,579)   (9,956,834)   (66,786,391)   (99,280,342)
----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                        (2,370,973)    1,902,596   $(24,487,184)  $ 19,480,820
----------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                       350,698     1,016,356   $  3,646,670   $ 10,196,034
Shares issued in reinvestment of dividends and distributions       98,401        59,127      1,005,080        594,614
Shares repurchased                                               (506,012)     (519,717)    (5,234,314)    (5,196,692)
----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                           (56,913)      555,766   $   (582,564)  $  5,593,956
----------------------------------------------------------------------------------------------------------------------
Class C
Shares sold                                                        51,395       114,498   $    533,062   $  1,152,765
Shares issued in reinvestment of dividends and distributions       58,874        37,890        600,919        380,474
Shares repurchased                                                (45,445)      (28,439)      (467,508)      (286,467)
----------------------------------------------------------------------------------------------------------------------
Net increase                                                       64,824       123,949   $    666,473   $  1,246,772
----------------------------------------------------------------------------------------------------------------------
Class K
Shares sold                                                        26,977         3,060   $    279,706   $     31,059
Shares issued in reinvestment of dividends and distributions       55,230        37,363        564,721        375,607
Shares repurchased                                                 (5,155)           --        (52,997)            --
----------------------------------------------------------------------------------------------------------------------
Net increase                                                       77,052        40,423   $    791,430   $    406,666
----------------------------------------------------------------------------------------------------------------------

[_] The Guardian Low Duration Bond Fund
                                                               Period from                 Period from
                                                             July 30, 2003+              July 30, 2003+
                                                             to December 31,             to December 31,
                                                                  2003                        2003
----------------------------------------------------------------------------------------------------------------------
                                                                 Shares                      Amount
----------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                       844,512                 $  8,444,850
Shares issued in reinvestment of dividends                          6,175                       61,772
Shares repurchased                                                 (7,066)                     (70,762)
----------------------------------------------------------------------------------------------------------------------
Net increase                                                      843,621                 $  8,435,860
----------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                       768,810                 $  7,688,450
Shares issued in reinvestment of dividends                          3,565                       35,669
----------------------------------------------------------------------------------------------------------------------
Net increase                                                      772,375                 $  7,724,119
----------------------------------------------------------------------------------------------------------------------
Class C
Shares sold                                                       755,679                 $  7,556,708
Shares issued in reinvestment of dividends                          3,529                       35,314
Shares repurchased                                                     (1)                         (10)
----------------------------------------------------------------------------------------------------------------------
Net increase                                                      759,207                 $  7,592,012
----------------------------------------------------------------------------------------------------------------------
Class K
Shares sold                                                       750,005                 $  7,500,050
Shares issued in reinvestment of dividends                          4,625                       46,272
----------------------------------------------------------------------------------------------------------------------
Net increase                                                      754,630                 $  7,546,322
----------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

[_] The Guardian High Yield Bond Fund
                                                             Year Ended December 31,   Year Ended December 31,
                                                                2003        2002         2003          2002
----------------------------------------------------------------------------------------------------------------
                                                                     Shares                    Amount
----------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                   1,700,337   1,022,945  $ 11,968,468  $  7,149,700
Shares issued in reinvestment of dividends                      413,138     398,176     2,932,687     2,727,625
Shares repurchased                                           (1,462,685) (1,059,195)  (10,413,890)   (7,319,978)
----------------------------------------------------------------------------------------------------------------
Net increase                                                    650,790     361,926  $  4,487,265  $  2,557,347
----------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                     112,748     141,649  $    794,370  $    961,254
Shares issued in reinvestment of dividends                       83,788      85,305       593,996       584,043
Shares repurchased                                              (97,832)   (119,806)     (688,181)     (814,725)
----------------------------------------------------------------------------------------------------------------
Net increase                                                     98,704     107,148  $    700,185  $    730,572
----------------------------------------------------------------------------------------------------------------
Class C
Shares sold                                                      63,604       4,786  $    454,494  $     32,953
Shares issued in reinvestment of dividends                       81,823      82,282       580,074       563,430
Shares repurchased                                              (47,186)       (377)     (339,768)       (2,525)
----------------------------------------------------------------------------------------------------------------
Net increase                                                     98,241      86,691  $    694,800  $    593,858
----------------------------------------------------------------------------------------------------------------
Class K
Shares sold                                                      10,354          17  $     75,093  $        113
Shares issued in reinvestment of dividends                       88,340      88,726       627,000       607,957
Shares repurchased                                                   (4)         --           (28)           --
----------------------------------------------------------------------------------------------------------------
Net increase                                                     98,690      88,743  $    702,065  $    608,070
----------------------------------------------------------------------------------------------------------------

[_] The Guardian Tax-Exempt Fund
                                                             Year Ended December 31,   Year Ended December 31,
                                                                2003        2002         2003          2002
----------------------------------------------------------------------------------------------------------------
                                                                     Shares                    Amount
----------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                     746,166   2,805,928  $  7,845,141  $ 29,029,829
Shares issued in reinvestment of dividends and distributions    531,383     580,929     5,543,478     6,051,465
Shares repurchased                                           (4,350,043) (3,227,880)  (45,456,417)  (33,353,923)
----------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                      (3,072,494)    158,977  $(32,067,798) $  1,727,371
----------------------------------------------------------------------------------------------------------------
Class C
Shares sold                                                      49,048      39,077  $    518,954  $    417,830
Shares issued in reinvestment of dividends and distributions     62,083      43,565       646,799       453,798
Shares repurchased                                              (14,571)    (26,469)     (153,002)     (285,324)
----------------------------------------------------------------------------------------------------------------
Net increase                                                     96,560      56,173  $  1,012,751  $    586,304
----------------------------------------------------------------------------------------------------------------


[_] The Guardian Cash Management Fund
                                             Year Ended December 31,
                                               2003          2002
----------------------------------------------------------------------
                                              Shares @ $1 per share
----------------------------------------------------------------------
Class A
Shares sold                                 234,972,577   537,843,107
Shares issued in reinvestment of dividends    2,306,769     5,976,666
Shares repurchased                         (366,117,487) (491,705,217)
----------------------------------------------------------------------
Net increase/(decrease)                    (128,838,141)   52,114,556
----------------------------------------------------------------------
Class B
Shares sold                                   5,150,561    25,578,371
Shares issued in reinvestment of dividends       30,959        34,808
Shares repurchased                          (11,168,541)  (22,812,305)
----------------------------------------------------------------------
Net increase/(decrease)                      (5,987,021)    2,800,874
----------------------------------------------------------------------
Class C
Shares sold                                     436,733       942,599
Shares issued in reinvestment of dividends       19,006        19,777
Shares repurchased                             (700,634)     (123,627)
----------------------------------------------------------------------
Net increase/(decrease)                        (244,895)      838,749
----------------------------------------------------------------------
Class K
Shares sold                                   3,114,743       393,942
Shares issued in reinvestment of dividends       15,352        45,312
Shares repurchased                           (1,947,265)      (64,395)
----------------------------------------------------------------------
Net increase                                  1,182,830       374,859
----------------------------------------------------------------------

Note 9. Line of Credit

   A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 2003, none of the Funds borrowed against this line of credit.

   The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

Note 10. Investments in Affiliates/1/

   A summary of GAAF transactions in affiliated securities during the year ended December 31, 2003 is set forth below:

                                                                                                          Net
                                Balance of    Gross              Balances of                Dividends   Realized
                               Shares Held  Purchases   Gross    Shares Held     Value      Included   Gains from Net Realized
                               December 31,    and    Sales and  December 31, December 31, in Dividend Underlying Gain/(Loss)
       Name of Issuer              2002     Additions Reductions     2003         2003       Income      Funds      on Sales
------------------------------------------------------------------------------------------------------------------------------
Non-Controlled Affiliates
  The Guardian Investment
   Quality Bond Fund, Class A    2,479,290       --    289,211     2,190,079  $ 22,097,901 $1,516,814   $652,143   $ 139,311
------------------------------------------------------------------------------------------------------------------------------
Majority-Owned Subsidiary
  The Guardian S&P 500
   Index Fund, Class A          15,466,689   40,801    230,179    15,277,311   116,565,880  1,277,360         --    (652,565)

/1/Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities. Majority-owned subsidiaries include issuers on which the Fund held 50% or more of the outstanding voting securities.

Note 11. Management Information (Unaudited)

   The trustees and officers of the Portfolio are named below. Information about their principal occupations and certain other affiliations during the past five years is also provided. The business address of each trustee and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is composed of (1) the Portfolio/2/, (2) The Guardian Variable Contract Funds, Inc./3/ (a series fund that issues its shares in seven series), (3) The Guardian Bond Fund, Inc., (4) The Guardian Cash Fund, Inc. and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).

                                                                                             Number
                                                                                            of Funds
                                                                                             in the
                                                                                            Guardian
                                                                                              Fund
                                                                                            Complex
                            Position  Term of Office                                        Overseen
                              With    and Length of          Principal Occupations             by            Other
Name, Address and Age       Portfolio  Time Served+           During Past 5 Years           Trustee      Directorships
--------------------------------------------------------------------------------------------------------------------------

Interested Trustees*

Arthur V. Ferrara (73)       Trustee    Since 1987   Retired. Former Chairman of the           25    Director of various
Box 902                                              Board and Chief Executive Officer,              mutual funds
East Orleans, Massachusetts                          The Guardian Life Insurance                     sponsored by Gabelli
02463                                                Company of America. Director                    Asset Management.
                                                     (Trustee) of all of the mutual funds
                                                     within the Guardian Fund Complex.

Leo R. Futia (84)            Trustee    Since 1982   Retired. Former Chairman of the           25    None
18 Interlaken Road                                   Board and Chief Executive Officer,
Greenwich, Connecticut                               The Guardian Life Insurance
06830                                                Company of America. Director
                                                     (Trustee) of all of the mutual funds
                                                     within the Guardian Fund Complex.

Dennis J. Manning (56)       Trustee    Since 2003   Chairman of The Board and Chief           25    Director of The
81 Graenest Ridge Road                               Executive Officer, The Guardian Life            Guardian Insurance &
Wilton, Connecticut                                  Insurance Company of America, since             Annuity Company,
06897                                                1/03. President and Chief Operating             Inc. Manager,
                                                     Officer, 1/02 to 12/02; Director since          Guardian Investor
                                                     1/02; Executive Vice President and              Services LLC and Park
                                                     Chief Operating Officer, 1/01 to                Avenue Securities
                                                     12/01; Executive Vice President,                LLC. Director of
                                                     Individual Markets and Group                    various Guardian Life
                                                     Pensions, 1/99 to 12/00. Director               subsidiaries.
                                                     (Trustee) of all of the mutual funds
                                                     within the Guardian Fund Complex.

/2/During the year, the Portfolio included three new series: The Guardian UBS
   Large Cap Value Fund, The Guardian UBS Small Cap Value Fund and The Guardian Low Duration Bond Fund.
/3/During the year, The Guardian Variable Contract Funds, Inc. included three new series: The Guardian UBS VC Large Cap Value Fund, The Guardian UBS VC Small Cap Value Fund and The Guardian VC Low Duration Bond Fund.
*"Interested" Trustee means one who is an "interested person" under the Investment Company Act of 1940 by virtue of a current or past position with The Guardian Life Insurance Company of America, the indirect parent company of Guardian Investor Services LLC, the investment adviser of certain Funds in the Guardian Fund Complex.
+There is no set term of office for Trustees and Officers. The table reflects the year from which each person has served as Trustee and/or Officer.

                                                                                                      Number
                                                                                                     of Funds
                                                                                                      in the
                                                                                                     Guardian
                                                                                                       Fund
                                                                                                     Complex
                                   Position  Term of Office                                          Overseen
                                     With    and Length of           Principal Occupations              by
Name, Address and Age              Portfolio  Time Served+            During Past 5 Years            Trustee
--------------------------------------------------------------------------------------------------------------

Disinterested Trustees

Frank J. Fabozzi, Ph.D. (55)        Trustee    Since 1992   Adjunct Professor of Finance, School        25
858 Tower View Circle                                       of Management -- Yale University,
New Hope, Pennsylvania                                      2/94 to present; Editor, Journal of
18938                                                       Portfolio Management. Director
                                                            (Trustee) of all of the mutual funds
                                                            within the Guardian Fund Complex


William W. Hewitt, Jr. (75)         Trustee    Since 1989   Retired. Former Executive Vice              25
c/o Guardian Investor Services LLC                          President, Shearson Lehman Brothers,
7 Hanover Square                                            Inc. Director (Trustee) of all of the
New York, New York                                          mutual funds within the Guardian
10004                                                       Fund Complex.

Dr. Sidney I. Lirtzman (73)         Trustee    Since 1987   Emanuel Saxe Professor of                   25
38 West 26th Street                                         Management 9/96 to present, City
New York, New York                                          University of New York -- Baruch
10010                                                       College; Dean of the Zicklin School of
                                                            Business 10/95 to 9/02; Interim
                                                            President 9/99 to 9/00. President,
                                                            Fairfield Consulting Associates, Inc.
                                                            Director (Trustee) of all of the mutual
                                                            funds within the Guardian Fund
                                                            Complex.

Carl W. Schafer (67)                Trustee    Since 1996   President, Atlantic Foundation (a           25
66 Witherspoon Street, #1100                                private charitable foundation).
Princeton, New Jersey                                       Director of Labor Ready, Inc.
08542                                                       (provider of temporary manual labor)
                                                            and Frontier Oil Corporation. Director
                                                            (Trustee) of all of the mutual funds
                                                            within the Guardian Fund Complex.





Robert G. Smith, Ph.D. (71)         Trustee    Since 1982   Chairman and Chief Executive                25
132 East 72nd Street                                        Officer, Smith Affiliated Capital Corp.
New York, New York                                          since 4/82. Director (Trustee) of all of
10021                                                       the mutual funds within the Guardian
                                                            Fund Complex.

















                                             Other
Name, Address and Age                    Directorships
-------------------------------------------------------------

Disinterested Trustees

Frank J. Fabozzi, Ph.D. (55)       Director (Trustee) of
858 Tower View Circle              various closed-end
New Hope, Pennsylvania             investment companies
18938                              sponsored by BlackRock
                                   Financial Management.
                                   Director of BlackRock
                                   Funds.

William W. Hewitt, Jr. (75)        None.
c/o Guardian Investor Services LLC
7 Hanover Square
New York, New York
10004

Dr. Sidney I. Lirtzman (73)        None.
38 West 26th Street
New York, New York
10010







Carl W. Schafer (67)               Director (Trustee) of
66 Witherspoon Street, #1100       various mutual funds
Princeton, New Jersey              sponsored by UBS Global
08542                              Asset Management (US)
                                   Inc. (f/k/a Mitchell
                                   Hutchins Asset
                                   Management, Inc.) and
                                   UBS PaineWebber, Inc.,
                                   Harding Loevner (3 funds)
                                   and Ell Realty Securities
                                   Trust.

Robert G. Smith, Ph.D. (71)        Governor appointments as
132 East 72nd Street               Director of New York
New York, New York                 Health Care Reform Act
10021                              Charitable Organization
                                   and Nassau County Interim
                                   Finance Authority. Senior
                                   private member of the New
                                   York State Financial
                                   Control Board for New
                                   York City. Senior Director
                                   for the New York State
                                   Comptroller's Investment
                                   Advisory Committee for
                                   State Pension Funds
                                   (Common Fund).

+There is no set term of office for Trustees and Officers. The table reflects the year from which each person has served as Trustee and/or Officer.

                                                                                                Number of Funds
                                                                                                    in the
                               Position    Term of Office                                        Guardian Fund
                                 With      and Length of         Principal Occupations         Complex for which
Name, Address and Age          Portfolio    Time Served+          During Past 5 Years           Officer Serves
----------------------------------------------------------------------------------------------------------------

Officers

Joseph A. Caruso (51)        Senior Vice     Since 1992   Senior Vice President and Corporate         25
                             President and                Secretary, The Guardian Life
                             Secretary                    Insurance Company of America
                                                          since 1/01; Vice President and
                                                          Corporate Secretary prior thereto.
                                                          Director, Senior Vice President and
                                                          Secretary, The Guardian Insurance
                                                          & Annuity Company, Inc. Manager,
                                                          Senior Vice President and Corporate
                                                          Secretary, Guardian Investor
                                                          Services LLC. Senior Vice
                                                          President and Secretary, Park
                                                          Avenue Life Insurance Company,
                                                          Park Avenue Securities LLC,
                                                          Guardian Baillie Gifford Limited,
                                                          and all of the mutual funds within
                                                          the Guardian Fund Complex.

Howard W. Chin (51)          Managing        Since 1997   Managing Director, The Guardian             15
                             Director                     Life Insurance Company of
                                                          America since 9/97. Officer of
                                                          various mutual funds within the
                                                          Guardian Fund Complex.

Richard A. Cumiskey (43)     Compliance      Since 2002   Second Vice President, Equity               25
                             Officer                      Administration and Oversight, The
                                                          Guardian Life Insurance Company
                                                          of America since 1/01; Assistant
                                                          Vice President, Equity
                                                          Administration and Oversight, 6/99
                                                          to 12/00; Director Compliance
                                                          Officer, 10/97 to 5/99; Manager
                                                          prior thereto. Second Vice President
                                                          and Compliance Officer of The
                                                          Guardian Insurance & Annuity
                                                          Company, Inc. and Guardian
                                                          Investor Services LLC. Officer of
                                                          all of the mutual funds within the
                                                          Guardian Fund Complex.

Richard A. Goldman (41)      Managing        Since 2001   Managing Director, The Guardian             23
                             Director                     Life Insurance Company of
                                                          America since 7/01. Director,
                                                          Citigroup Asset Management prior
                                                          thereto. Officer of various mutual
                                                          funds within the Guardian Fund
                                                          Complex.

Alexander M. Grant, Jr. (54) Managing        Since 1993   Managing Director, The Guardian             15
                             Director                     Life Insurance Company of America
                                                          since 3/99; Second Vice President,
                                                          prior thereto. Officer of various
                                                          mutual funds within the Guardian
                                                          Fund Complex.


+There is no set term of office for Trustees and Officers. The table reflects the year from which each person has served as Trustee and/or Officer.

                                                                                                    Number of Funds
                                                                                                        in the
                                Position     Term of Office                                          Guardian Fund
                                  With       and Length of          Principal Occupations          Complex for which
Name, Address and Age           Portfolio     Time Served+           During Past 5 Years            Officer Serves
--------------------------------------------------------------------------------------------------------------------

Edward H. Hocknell (43)       Vice President   Since 1997   Partner, Baillie Gifford & Co., since         16
c/o Baillie Gifford Overseas,                               5/98. Director, Baillie Gifford
Limited                                                     Overseas Limited since 10/92.
Calton Square                                               Officer of various mutual funds
1 Greenside Row                                             within the Guardian Fund Complex.
Edinburgh, EH1 3AN,
Scotland

Jonathan C. Jankus (56)       Managing         Since 1993   Managing Director, The Guardian               20
                              Director                      Life Insurance Company of
                                                            America since 3/98. Officer of
                                                            various mutual funds within the
                                                            Guardian Fund Complex.

Peter J. Liebst (47)          Managing         Since 1999   Managing Director, The Guardian               20
                              Director                      Life Insurance Company of
                                                            America, since 8/98. Officer of
                                                            various mutual funds within the
                                                            Guardian Fund Complex.

R. Robin Menzies (51)         Vice President   Since 1991   Partner, Baillie Gifford & Co. 4/81 to        16
c/o Baillie Gifford Overseas,                               present. Director, Baillie Gifford
Limited                                                     Overseas Limited 11/90 to present.
Calton Square                                               Director, Guardian Baillie Gifford
1 Greenside Row                                             Limited 11/90 to present. Trustee,
Edinburgh, EH1 3AN,                                         Baillie Gifford Funds, Inc. (2 funds).
Scotland                                                    Officer of various mutual funds
                                                            within the Guardian Fund Complex.

Nydia Morrison (45)           Controller       Since 2003   Manager, The Guardian Life                    25
                                                            Insurance Company of America
                                                            since 9/99; Supervisor prior thereto.
                                                            Officer of all of the mutual funds
                                                            within the Guardian Fund Complex.

John B. Murphy (56)           Managing         Since 1991   Managing Director, The Guardian               23
                              Director                      Life Insurance Company of
                                                            America since 3/98. Officer of
                                                            various mutual funds within the
                                                            Guardian Fund Complex.

Frank L. Pepe (61)            Vice President   Since 1995   Vice President and Equity                     25
                              and Treasurer                 Controller, The Guardian Life
                                                            Insurance Company of America.
                                                            Vice President and Controller, The
                                                            Guardian Insurance & Annuity
                                                            Company, Inc. Senior Vice
                                                            President and Controller, Guardian
                                                            Investor Services LLC. Officer of
                                                            all of the mutual funds within the
                                                            Guardian Fund Complex.


+There is no set term of office for Trustees and Officers. The table reflects the year from which each person has served as Trustee and/or Officer.

                                                                                                  Number of Funds
                                                                                                      in the
                               Position     Term of Office                                         Guardian Fund
                                 With       and Length of          Principal Occupations         Complex for which
Name, Address and Age          Portfolio     Time Served+           During Past 5 Years           Officer Serves
------------------------------------------------------------------------------------------------------------------
Richard T. Potter, Jr. (49)  Vice President   Since 1992   Vice President and Equity Counsel,           25
                             and Counsel                   The Guardian Life Insurance
                                                           Company of America. Vice President
                                                           and Counsel, The Guardian Insurance
                                                           & Annuity Company, Inc., Guardian
                                                           Investor Services LLC, Park Avenue
                                                           Securities LLC and all of the mutual
                                                           funds within the Guardian Fund
                                                           Complex.

Robert A. Reale (43)         Managing         Since 2001   Managing Director, The Guardian              25
                             Director                      Life Insurance Company of America,
                                                           The Guardian Insurance & Annuity
                                                           Company, Inc. and Guardian Investor
                                                           Services LLC since 3/01; Second
                                                           Vice President, 10/99 to 2/01.
                                                           Assistant Vice President,
                                                           Metropolitan Life prior thereto.
                                                           Officer of all of the mutual funds
                                                           within the Guardian Fund Complex.

Thomas G. Sorell (48)        President        Since 2003   Executive Vice President and Chief           25
                                                           Investment Officer, The Guardian
                                                           Life Insurance Company of America
                                                           since 1/03; Senior Managing
                                                           Director, Fixed Income Securities
                                                           since 3/00; Vice President, Fixed
                                                           Income Securities prior thereto.
                                                           Managing Director, Investments: Park
                                                           Avenue Life Insurance Company.
                                                           Officer of all of the mutual funds
                                                           within the Guardian Fund Complex.

Donald P. Sullivan, Jr. (49) Vice President   Since 1995   Vice President, Equity                       25
                                                           Administration, The Guardian Life
                                                           Insurance Company of America since
                                                           3/99; Second Vice President, Equity
                                                           Administration prior thereto. Vice
                                                           President, The Guardian Insurance &
                                                           Annuity Company, Inc., and
                                                           Guardian Investor Services LLC.
                                                           Officer of all of the mutual funds
                                                           within the Guardian Fund Complex.

Matthew Ziehl (36)           Managing         Since 2002   Managing Director, The Guardian              16
                             Director                      Life Insurance Company of America
                                                           since 1/02; prior thereto, Team
                                                           Leader, Salomon Brothers Asset
                                                           Management, Inc. from 1/01 to 12/01;
                                                           Co-Portfolio Manager, 8/99 to 12/00;
                                                           Analyst, Small Cap Equity, 1/95 to
                                                           7/99. Officer of various mutual funds
                                                           within the Guardian Fund Complex.

   The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling
(800) 221-3253.

+There is no set term of office for Trustees and Officers. The table reflects the year from which each person has served as Trustee and/or Officer.

                     (This page intentionally left blank)

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                                       Net Realized
                                                                       & Unrealized
                                                                      Gain/(Loss) on  Increase/
                                                Net Asset    Net     Investments and  (Decrease) Dividends
                                                 Value,   Investment     Foreign         from     from Net
                                                Beginning  Income/   Currency Related Investment Investment
                                                of Period   (Loss)     Transactions   Operations   Income
                                                --------- ---------- ---------------- ---------- ----------
The Guardian Park Avenue Fund
    Class A:
      Year ended 12/31/2003....................  $25.03     $ 0.23       $  5.00       $  5.23     $(0.18)
      Year ended 12/31/2002....................   32.00       0.17         (7.06)        (6.89)     (0.08)
      Year ended 12/31/2001....................   41.18       0.12         (9.06)        (8.94)     (0.03)
      Year ended 12/31/2000....................   59.42      (0.09)       (10.57)       (10.66)     (0.00)++
      Year ended 12/31/1999....................   51.88       0.13         15.04         15.17      (0.08)
    Class B:
      Year ended 12/31/2003....................   23.99      (0.16)         4.89          4.73         --
      Year ended 12/31/2002....................   30.88      (0.20)        (6.69)        (6.89)        --
      Year ended 12/31/2001....................   40.08      (0.23)        (8.76)        (8.99)        --
      Year ended 12/31/2000....................   58.57      (0.43)       (10.48)       (10.91)        --
      Year ended 12/31/1999....................   51.59      (0.31)        14.84         14.53         --
    Class C:
      Year ended 12/31/2003....................   23.75      (0.16)         4.78          4.62         --
      Year ended 12/31/2002....................   30.64      (0.19)        (6.70)        (6.89)        --
      Year ended 12/31/2001....................   39.85      (0.25)        (8.75)        (9.00)        --
      Period from 8/7/2000+ to 12/31/2000......   58.01      (0.11)       (12.59)       (12.70)        --
    Class K:
      Year ended 12/31/2003....................   24.96       0.11          5.02          5.13      (0.09)
      Year ended 12/31/2002....................   31.93       0.05         (7.02)        (6.97)        --
      Period from 5/15/2001+ to 12/31/2001.....   35.55       0.00         (3.41)        (3.41)        --
The Guardian UBS Large Cap Value Fund
    Class A:
      Period from 2/3/2003+ to 12/31/2003......   10.00       0.08          3.06          3.14      (0.07)
    Class B:
      Period from 2/3/2003+ to 12/31/2003......   10.00       0.00++        3.06          3.06      (0.01)
    Class C:
      Period from 2/3/2003+ to 12/31/2003......   10.00       0.00++        3.06          3.06      (0.01)
    Class K:
      Period from 2/3/2003+ to 12/31/2003......   10.00       0.05          3.07          3.12      (0.04)
The Guardian Park Avenue Small Cap Fund
    Class A:
      Year ended 12/31/2003....................   13.30      (0.10)         5.85          5.75         --
      Year ended 12/31/2002....................   15.74      (0.07)        (2.37)        (2.44)        --
      Year ended 12/31/2001....................   16.93      (0.06)        (1.13)        (1.19)        --
      Year ended 12/31/2000....................   17.48      (0.05)        (0.37)        (0.42)        --
      Year ended 12/31/1999....................   12.80      (0.07)         4.75          4.68         --
    Class B:
      Year ended 12/31/2003....................   12.64      (0.24)         5.53          5.29         --
      Year ended 12/31/2002....................   15.10      (0.20)        (2.26)        (2.46)        --
      Year ended 12/31/2001....................   16.39      (0.20)        (1.09)        (1.29)        --
      Year ended 12/31/2000....................   17.06      (0.20)        (0.34)        (0.54)        --
      Year ended 12/31/1999....................   12.61      (0.19)         4.64          4.45         --
    Class C:
      Year ended 12/31/2003....................   12.59      (0.27)         5.51          5.24         --
      Year ended 12/31/2002....................   15.07      (0.22)        (2.26)        (2.48)        --
      Year ended 12/31/2001....................   16.39      (0.21)        (1.11)        (1.32)        --
      Period from 8/7/2000+ to 12/31/2000......   19.37      (0.08)        (2.77)        (2.85)        --
    Class K:
      Year ended 12/31/2003....................   13.15      (0.14)         5.78          5.64         --
      Year ended 12/31/2002....................   15.62      (0.11)        (2.36)        (2.47)        --
      Period from 5/15/2001+ to 12/31/2001.....   15.71      (0.07)        (0.02)        (0.09)        --

 +Commencement of operations.
++Rounds to less than $0.01.

 Distributions                                     Ratios/Supplemental Data
    from Net                          --------------------------------------------------
Realized Gain on                                                       Net
Investments and  Net Asset              Net Assets,                Investment
    Foreign       Value,                  End of       Expenses   Income/(Loss) Portfolio
Currency Related  End of     Total        Period      to Average   to Average   Turnover
  Transactions    Period    Return*   (000's Omitted) Net Assets   Net Assets     Rate
---------------- --------- -------    --------------- ----------  ------------- ---------
         --       $30.08    20.95%      $1,133,468       0.89%         0.72%        74%
         --        25.03   (21.56)       1,120,351       0.87          0.51         60
     $(0.21)       32.00   (21.75)       1,779,818       0.83          0.31        143
      (7.58)       41.18   (18.62)       2,589,059       0.79         (0.16)       108
      (7.55)       59.42    30.25        3,334,722       0.77          0.24         74
         --        28.72    19.72          165,274       1.84         (0.24)        74
         --        23.99   (22.31)         167,471       1.83         (0.44)        60
      (0.21)       30.88   (22.46)         274,761       1.75         (0.61)       143
      (7.58)       40.08   (19.34)         431,206       1.67         (1.03)       108
      (7.55)       58.57    29.13          507,764       1.67         (0.66)        74
         --        28.37    19.45            6,622       2.12         (0.52)        74
         --        23.75   (22.49)           5,884       2.07         (0.67)        60
      (0.21)       30.64   (22.62)           7,594       1.96         (0.81)       143
      (5.46)       39.85   (21.79)(a)        8,222       2.18 (b)     (1.29)(b)    108
         --        30.00    20.58            7,145       1.20          0.41         74
         --        24.96   (21.83)           5,752       1.21          0.19         60
      (0.21)       31.93    (9.63)(a)        7,229       1.22 (b)      0.02 (b)    143
      (0.25)       12.82    31.48 (a)       21,705       1.59 (b)      0.78 (b)     45
      (0.25)       12.80    30.65 (a)       21,378       2.33 (b)      0.03 (b)     45
      (0.25)       12.80    30.65 (a)       20,801       2.33 (b)      0.04 (b)     45
      (0.25)       12.83    31.22 (a)       20,944       1.88 (b)      0.49 (b)     45
         --        19.05    43.23          160,049       1.27         (0.67)       105
         --        13.30   (15.50)         111,803       1.25         (0.45)       108
         --        15.74    (7.03)         139,774       1.28         (0.37)       131
      (0.13)       16.93    (2.35)         150,022       1.25         (0.31)       125
         --        17.48    36.56          119,032       1.34         (0.48)        92
         --        17.93    41.85           22,989       2.21         (1.61)       105
         --        12.64   (16.29)          17,189       2.19         (1.40)       108
         --        15.10    (7.87)          20,876       2.18         (1.27)       131
      (0.13)       16.39    (3.11)          24,977       2.12         (1.18)       125
         --        17.06    35.29           22,430       2.23         (1.36)        92
         --        17.83    41.62            8,092       2.39         (1.79)       105
         --        12.59   (16.46)           5,824       2.40         (1.60)       108
         --        15.07    (8.05)           6,752       2.34         (1.43)       131
      (0.13)       16.39   (14.67)(a)        7,033       2.22 (b)     (1.12)(b)    125
         --        18.79    42.89            9,893       1.55         (0.96)       105
         --        13.15   (15.81)           6,748       1.55         (0.75)       108
         --        15.62    (0.57)(a)        7,959       1.61 (b)     (0.77)(b)    131

* Excludes the effect of sales load.
(a)Not annualized.
(b)Annualized.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                                      Net Realized
                                                                      & Unrealized
                                                                     Gain/(Loss) on
                                                                      Investments   Increase/
                                                Net Asset    Net      and Foreign   (Decrease) Dividends
                                                 Value,   Investment    Currency       from     from Net
                                                Beginning  Income/      Related     Investment Investment
                                                of Period   (Loss)    Transactions  Operations   Income
                                                --------- ---------- -------------- ---------- ----------
The Guardian UBS Small Cap Value Fund
    Class A:
      Period from 2/3/2003+ to 12/31/2003......  $10.00     $(0.01)      $ 3.60       $ 3.59         --
    Class B:
      Period from 2/3/2003+ to 12/31/2003......   10.00      (0.09)        3.58         3.49         --
    Class C:
      Period from 2/3/2003+ to 12/31/2003......   10.00      (0.10)        3.59         3.49         --
    Class K:
      Period from 2/3/2003+ to 12/31/2003......   10.00      (0.03)        3.59         3.56         --
The Guardian Asset Allocation Fund
    Class A:
      Year ended 12/31/2003....................    8.45       0.14         2.20         2.34     $(0.16)
      Year ended 12/31/2002....................   10.84       0.17        (2.38)       (2.21)     (0.18)
      Year ended 12/31/2001....................   13.00       0.30        (1.61)       (1.31)     (0.18)
      Year ended 12/31/2000....................   14.77       0.45        (0.29)        0.16      (0.44)
      Year ended 12/31/1999....................   14.78       0.37         1.47         1.84      (0.37)
    Class B:
      Year ended 12/31/2003....................    8.41       0.05         2.18         2.23      (0.07)
      Year ended 12/31/2002....................   10.77       0.09        (2.37)       (2.28)     (0.08)
      Year ended 12/31/2001....................   12.95       0.19        (1.59)       (1.40)     (0.11)
      Year ended 12/31/2000....................   14.72       0.32        (0.27)        0.05      (0.33)
      Year ended 12/31/1999....................   14.73       0.23         1.47         1.70      (0.23)
    Class C:
      Year ended 12/31/2003....................    8.39       0.02         2.19         2.21      (0.04)
      Year ended 12/31/2002....................   10.77       0.05        (2.38)       (2.33)     (0.05)
      Year ended 12/31/2001....................   12.94       0.17        (1.64)       (1.47)     (0.03)
      Period from 8/7/2000+ to 12/31/2000......   14.72       0.15        (0.78)       (0.63)     (0.23)
    Class K:
      Year ended 12/31/2003....................    8.43       0.09         2.19         2.28      (0.11)
      Year ended 12/31/2002....................   10.82       0.13        (2.39)       (2.26)     (0.13)
      Period from 5/15/2001+ to 12/31/2001.....   12.06       0.11        (0.68)       (0.57)        --
The Guardian S&P 500 Index Fund
    Class A:
      Year ended 12/31/2003....................    6.04       0.08         1.59         1.67      (0.08)
      Year ended 12/31/2002....................    7.90       0.10        (1.86)       (1.76)     (0.10)
      Year ended 12/31/2001....................    9.07       0.06        (1.17)       (1.11)     (0.06)
      Period from 7/25/2000+ to 12/31/2000.....   10.06       0.03        (0.99)       (0.96)     (0.03)
    Class B:
      Year ended 12/31/2003....................    6.03       0.03         1.59         1.62      (0.03)
      Year ended 12/31/2002....................    7.88       0.02        (1.85)       (1.83)     (0.02)
      Year ended 12/31/2001....................    9.05       0.01        (1.18)       (1.17)     (0.00)++
      Period from 7/25/2000+ to 12/31/2000.....   10.06       0.00        (1.01)       (1.01)        --
    Class C:
      Year ended 12/31/2003....................    6.03       0.03         1.58         1.61      (0.03)
      Year ended 12/31/2002....................    7.88       0.02        (1.85)       (1.83)     (0.02)
      Year ended 12/31/2001....................    9.05       0.01        (1.17)       (1.16)     (0.01)
      Period from 7/25/2000+ to 12/31/2000.....   10.06       0.00        (1.01)       (1.01)        --
    Class K:
      Year ended 12/31/2003....................    6.04       0.06         1.59         1.65      (0.06)
      Year ended 12/31/2002....................    7.90       0.05        (1.86)       (1.81)     (0.05)
      Period from 5/15/2001+ to 12/31/2001.....    8.59       0.02        (0.69)       (0.67)     (0.02)

 +Commencement of operations.
++Rounds to less than $0.01.

 Distributions
      from                                                     Ratios/Supplemental Data
  Net Realized                        --------------------------------------------------------------------------
    Gain on                                                                                   Net
Investments and  Net Asset              Net Assets,                  Expenses    GAAF     Investment
    Foreign       Value,                  End of        Expenses     Waived/    Gross    Income/(Loss)  Portfolio
Currency Related  End of     Total        Period       to Average   Subsidized Expense    to Average    Turnover
  Transactions    Period    Return*   (000's Omitted) Net Assets(a)   by GIS   Ratio(b)   Net Assets      Rate
---------------- --------- -------    --------------- ------------- ---------- --------  -------------  ---------
     $(0.88)      $12.71    35.76%(c)    $ 10,081         2.17%(d)       --        --        (0.07)%(d)    94%
      (0.88)       12.61    34.76 (c)       9,737         2.91(d)        --        --        (0.81)(d)     94
      (0.88)       12.61    34.76 (c)       9,422         2.91(d)        --        --        (0.81)(d)     94
      (0.88)       12.68    35.46 (c)       9,492         2.35(d)        --        --        (0.25)(d)     94
         --        10.63    27.87         118,988         0.43         0.77%     0.97%        1.25          0
         --         8.45   (20.64)        110,593         0.42         0.73      0.95         1.60          4
      (0.67)       10.84   (10.23)        169,386         0.47         0.63      0.93         2.44         51
      (1.49)       13.00     1.00         227,228         0.46         0.60      1.10         3.07         11
      (1.48)       14.77    12.99         227,031         0.48         0.58      1.08         2.48         16
         --        10.57    26.65          32,863         1.27         0.77      1.81         0.43          0
         --         8.41   (21.31)         29,064         1.25         0.73      1.78         0.78          4
      (0.67)       10.77   (10.99)         44,813         1.28         0.63      1.74         1.62         51
      (1.49)       12.95     0.26          51,024         1.28         0.60      1.91         2.29         11
      (1.48)       14.72    12.09          40,914         1.31         0.58      1.91         1.66         16
         --        10.56    26.39           7,857         1.51         0.77      2.06         0.19          0
         --         8.39   (21.70)          6,470         1.50         0.73      2.03         0.58          4
      (0.67)       10.77   (11.48)          8,080         1.46         0.63      1.92         1.43         51
      (0.92)       12.94    (4.18)(c)       8,544         1.49(d)      0.55(d)   2.07(d)      2.61 (d)     11
         --        10.60    27.20           7,859         0.68         0.77      1.22         1.04          0
         --         8.43   (21.05)          6,126         0.70         0.73      1.22         1.39          4
      (0.67)       10.82    (4.85)(c)       7,619         0.75(d)      0.72(d)   1.29(d)      1.57 (d)     51
         --         7.63    27.78         129,228         0.53         0.25        --         1.26          4
         --         6.04   (22.35)        100,129         0.53         0.13        --         1.03         10
         --         7.90   (12.25)        276,645         0.53         0.10        --         0.87          1
      (0.00)(e)     9.07    (9.53)(c)     167,487         0.53(d)      0.21(d)     --         0.71 (d)      4
         --         7.62    26.94          12,070         1.28         0.61        --         0.51          4
         --         6.03   (23.22)          8,472         1.28         0.52        --         0.33         10
         --         7.88   (12.87)          9,705         1.28         0.47        --         0.09          1
      (0.00)(e)     9.05   (10.00)(c)       7,677         1.28(d)      0.47(d)     --        (0.04)(d)      4
         --         7.61    26.77           8,796         1.28         0.67        --         0.51          4
         --         6.03   (23.21)          6,175         1.28         0.57        --         0.33         10
         --         7.88   (12.87)          7,598         1.28         0.49        --         0.09          1
      (0.00)(e)     9.05   (10.00)(c)       7,296         1.28(d)      0.47(d)     --        (0.04)(d)      4
         --         7.63    27.31           7,594         0.93         0.21        --         0.86          4
         --         6.04   (23.00)          5,722         0.93         0.10        --         0.68         10
         --         7.90    (7.76)(c)       7,383         0.93(d)      0.15(d)     --         0.47 (d)      1

* Excludes the effect of sales load.
(a)After expenses subsidized by GIS and do not include the expenses of the underlying Funds.
(b)Amounts include the expenses of the underlying Funds.
(c)Not annualized.
(d)Annualized.
(e)Rounds to less than $0.01.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                                          Net Realized
                                                                          & Unrealized
                                                                         Gain/(Loss) on
                                                                          Investments   Increase/
                                                   Net Asset    Net       and Foreign   (Decrease) Dividends
                                                    Value,   Investment     Currency       from     from Net
                                                   Beginning  Income/       Related     Investment Investment
                                                   of Period   (Loss)     Transactions  Operations   Income
                                                   --------- ----------  -------------- ---------- ----------
The Guardian Baillie Gifford International Fund
    Class A:
      Year ended 12/31/2003.......................  $ 8.90     $ 0.18        $ 2.33       $ 2.51     $(0.01)
      Year ended 12/31/2002.......................   11.09       0.06         (2.25)       (2.19)        --
      Year ended 12/31/2001.......................   14.28       0.01         (3.20)       (3.19)        --
      Year ended 12/31/2000.......................   23.36      (0.06)        (5.52)       (5.58)        --
      Year ended 12/31/1999.......................   18.41       0.01          6.68         6.69         --
    Class B:
      Year ended 12/31/2003.......................    8.22      (0.16)         2.36         2.20         --
      Year ended 12/31/2002.......................   10.38      (0.19)        (1.97)       (2.16)        --
      Year ended 12/31/2001.......................   13.54      (0.20)        (2.96)       (3.16)        --
      Year ended 12/31/2000.......................   22.61      (0.11)        (5.46)       (5.57)        --
      Year ended 12/31/1999.......................   17.97      (0.12)         6.47         6.35         --
    Class C:
      Year ended 12/31/2003.......................    8.24      (0.08)         2.28         2.20         --
      Year ended 12/31/2002.......................   10.40      (0.09)        (2.07)       (2.16)        --
      Year ended 12/31/2001.......................   13.55      (0.12)        (3.03)       (3.15)        --
      Period from 8/7/2000+ to 12/31/2000.........   19.19      (0.09)        (2.20)       (2.29)        --
    Class K:
      Year ended 12/31/2003.......................    8.76       0.00(a)       2.45         2.45         --
      Year ended 12/31/2002.......................   10.94       0.00(a)      (2.18)       (2.18)        --
      Period from 5/15/2001+ to 12/31/2001........   12.96      (0.04)        (1.98)       (2.02)        --
The Guardian Baillie Gifford Emerging Markets Fund
    Class A:
      Year ended 12/31/2003.......................    8.07       0.05          4.27         4.32         --
      Year ended 12/31/2002.......................    8.45       0.01         (0.39)       (0.38)        --
      Year ended 12/31/2001.......................    8.31       0.01          0.13         0.14         --
      Year ended 12/31/2000.......................   11.13      (0.55)        (2.05)       (2.60)     (0.22)
      Year ended 12/31/1999.......................    6.66      (0.07)         4.72         4.65      (0.18)
    Class B:
      Year ended 12/31/2003.......................    7.55      (0.04)         3.93         3.89         --
      Year ended 12/31/2002.......................    7.98      (0.10)        (0.33)       (0.43)        --
      Year ended 12/31/2001.......................    7.97      (0.10)         0.11         0.01         --
      Year ended 12/31/2000.......................   10.65       0.08         (2.76)       (2.68)        --
      Year ended 12/31/1999.......................    6.44      (0.27)         4.48         4.21         --
    Class C:
      Year ended 12/31/2003.......................    7.56      (0.04)         3.95         3.91         --
      Year ended 12/31/2002.......................    8.00      (0.09)        (0.35)       (0.44)        --
      Year ended 12/31/2001.......................    7.98      (0.09)         0.11         0.02         --
      Period from 8/7/2000+ to 12/31/2000.........    9.92      (0.08)        (1.86)       (1.94)        --
    Class K:
      Year ended 12/31/2003.......................    7.97       0.03          4.19         4.22         --
      Year ended 12/31/2002.......................    8.36      (0.03)        (0.36)       (0.39)        --
      Period from 5/15/2001+ to 12/31/2001........    8.35      (0.06)         0.07         0.01         --

+ Commencement of operations.
(a)Rounds to less than $0.01.

               Distributions
                    from                                                               Ratios/Supplemental Data
                Net Realized                                              -------------------------------------------------
Distributions     Gain on                                                                                 Net
  in Excess     Investments                          Net Asset              Net Assets,               Investment
   of Net       and Foreign                           Value,                  End of       Expenses  Income/(Loss) Portfolio
 Investment   Currency Related Redemption Tax Return  End of     Total        Period      to Average  to Average   Turnover
   Income       Transactions      Fees    of Capital  Period    Return*   (000's Omitted) Net Assets  Net Assets     Rate
------------- ---------------- ---------- ---------- --------- -------    --------------- ---------- ------------- ---------
       --              --        $0.03          --    $11.43    28.57%       $ 32,126        1.93%        0.50%        44%
       --              --           --          --      8.90   (19.75)         47,948        1.62         0.29         45
       --              --           --          --     11.09   (22.34)         80,856        1.53         0.06         63
       --          $(3.26)          --      $(0.24)    14.28   (23.81)         94,482        1.45        (0.29)        78
   $(0.03)          (1.71)          --          --     23.36    37.21         148,727        1.44        (0.03)        54
       --              --         0.03          --     10.45    27.13           6,535        3.19        (1.00)        44
       --              --           --          --      8.22   (20.81)          5,598        2.87        (0.98)        45
       --              --           --          --     10.38   (23.34)          8,228        2.62        (1.05)        63
       --           (3.26)          --       (0.24)    13.54   (24.56)         12,747        2.43        (1.27)        78
       --           (1.71)          --          --     22.61    36.16          15,623        2.45        (1.03)        54
       --              --         0.03          --     10.47    27.06           5,546        3.10        (0.93)        44
       --              --           --          --      8.24   (20.77)          4,381        2.85        (0.99)        45
       --              --           --          --     10.40   (23.25)          5,530        2.60        (1.04)        63
       --           (3.11)          --       (0.24)    13.55   (11.72)(a)       7,208        2.51(b)     (1.52)(b)     78
       --              --         0.03          --     11.24    28.31           6,979        2.13         0.04         44
       --              --           --          --      8.76   (19.93)          5,407        1.86         0.01         45
       --              --           --          --     10.94   (15.59)(a)       6,753        1.84(b)     (0.60)(b)     63
       --              --           --          --     12.39    53.53          43,561        2.10         0.57         74
       --              --           --          --      8.07    (4.50)         27,356        2.10        (0.04)        81
       --              --           --          --      8.45     1.68          19,777        2.39        (0.19)       101
       --              --           --          --      8.31   (23.88)         18,439        2.18        (0.86)       101
       --              --           --          --     11.13    69.91          32,940        2.43        (1.07)        96
       --              --           --          --     11.44    51.52           9,389        3.20        (0.54)        74
       --              --           --          --      7.55    (5.39)          5,965        3.21        (1.16)        81
       --              --           --          --      7.98     0.13           6,023        3.51        (1.28)       101
       --              --           --          --      7.97   (25.16)          6,105        3.79        (2.54)       101
       --              --           --          --     10.65    65.37           2,320        5.07        (3.70)        96
       --              --           --          --     11.47    51.72           9,540        3.17        (0.51)        74
       --              --           --          --      7.56    (5.50)          6,306        3.12        (1.08)        81
       --              --           --          --      8.00     0.25           6,486        3.34        (1.12)       101
       --              --           --          --      7.98   (19.56)(a)       6,466        3.49(b)     (2.31)(b)    101
       --              --           --          --     12.19    52.95          11,803        2.38         0.29         74
       --              --           --          --      7.97    (4.67)          7,685        2.36        (0.32)        81
       --              --           --          --      8.36     0.12 (a)       8,020        2.63(b)     (1.23)(b)    101

* Excludes the effect of sales load.
(a)Not annualized.
(b)Annualized.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:


                                                                      Net Realized
                                                                      & Unrealized
                                                                     Gain/(Loss) on
                                                                      Investments   Increase/
                                                Net Asset             and Foreign   (Decrease) Dividends
                                                 Value,      Net        Currency       from     from Net
                                                Beginning Investment    Related     Investment Investment
                                                of Period   Income    Transactions  Operations   Income
                                                --------- ---------- -------------- ---------- ----------
The Guardian Investment Quality Bond Fund
    Class A:
      Year ended 12/31/2003....................  $10.28     $0.35        $ 0.11       $ 0.46     $(0.35)
      Year ended 12/31/2002....................    9.86      0.44          0.45         0.89      (0.44)
      Year ended 12/31/2001....................    9.61      0.50          0.30         0.80      (0.50)
      Year ended 12/31/2000....................    9.33      0.60          0.28         0.88      (0.60)
      Year ended 12/31/1999....................    9.99      0.53         (0.63)       (0.10)     (0.53)
    Class B:
      Year ended 12/31/2003....................   10.28      0.27          0.11         0.38      (0.27)
      Year ended 12/31/2002....................    9.86      0.37          0.45         0.82      (0.37)
      Year ended 12/31/2001....................    9.60      0.43          0.31         0.74      (0.43)
      Period from 8/7/2000+ to 12/31/2000......    9.41      0.22          0.19         0.41      (0.22)
    Class C:
      Year ended 12/31/2003....................   10.28      0.27          0.11         0.38      (0.27)
      Year ended 12/31/2002....................    9.86      0.37          0.45         0.82      (0.37)
      Year ended 12/31/2001....................    9.60      0.43          0.31         0.74      (0.43)
      Period from 8/7/2000+ to 12/31/2000......    9.41      0.22          0.19         0.41      (0.22)
    Class K:
      Year ended 12/31/2003....................   10.29      0.31          0.11         0.42      (0.31)
      Year ended 12/31/2002....................    9.87      0.40          0.45         0.85      (0.40)
      Period from 5/15/2001+ to 12/31/2001.....    9.68      0.28          0.24         0.52      (0.28)
The Guardian Low Duration Bond Fund
    Class A:
      Period from 7/30/2003+ to 12/31/2003.....   10.00      0.08          0.02         0.10      (0.08)
    Class B:
      Period from 7/30/2003+ to 12/31/2003.....   10.00      0.05          0.02         0.07      (0.05)
    Class C:
      Period from 7/30/2003+ to 12/31/2003.....   10.00      0.05          0.02         0.07      (0.05)
    Class K:
      Period from 7/30/2003+ to 12/31/2003.....   10.00      0.06          0.02         0.08      (0.06)
The Guardian High Yield Bond Fund
    Class A:
      Year ended 12/31/2003....................    6.69      0.54          0.76         1.30      (0.54)
      Year ended 12/31/2002....................    7.19      0.55         (0.50)        0.05      (0.55)
      Year ended 12/31/2001....................    7.66      0.69         (0.47)        0.22      (0.69)
      Year ended 12/31/2000....................    8.98      0.77         (1.32)       (0.55)     (0.77)
      Year ended 12/31/1999....................    9.84      0.78         (0.84)       (0.06)     (0.78)
    Class B:
      Year ended 12/31/2003....................    6.69      0.48          0.76         1.24      (0.48)
      Year ended 12/31/2002....................    7.18      0.50         (0.49)        0.01      (0.50)
      Year ended 12/31/2001....................    7.66      0.64         (0.48)        0.16      (0.64)
      Year ended 12/31/2000....................    8.97      0.68         (1.31)       (0.63)     (0.68)
      Year ended 12/31/1999....................    9.83      0.67         (0.84)       (0.17)     (0.67)
    Class C:
      Year ended 12/31/2003....................    6.69      0.48          0.76         1.24      (0.48)
      Year ended 12/31/2002....................    7.18      0.50         (0.49)        0.01      (0.50)
      Year ended 12/31/2001....................    7.65      0.64         (0.47)        0.17      (0.64)
      Period from 8/7/2000+ to 12/31/2000......    8.47      0.28         (0.82)       (0.54)     (0.28)
    Class K:
      Year ended 12/31/2003....................    6.69      0.51          0.76         1.27      (0.51)
      Year ended 12/31/2002....................    7.19      0.53         (0.50)        0.03      (0.53)
      Period from 5/15/2001+ to 12/31/2001.....    7.68      0.39         (0.49)       (0.10)     (0.39)

 +Commencement of operations.

 Distributions
      from                                                         Ratios/Supplemental Data
  Net Realized                        ----------------------------------------------------------------------------------
    Gain on                                                                Expenses                    Net
Investments and  Net Asset              Net Assets,                       (excluding                Investment
    Foreign       Value,                  End of          Expenses     interest expense)  Expenses    Income   Portfolio
Currency Related  End of     Total        Period         to Average       to average     Subsidized to Average Turnover
  Transactions    Period    Return*   (000's Omitted) Net Assets(a)(b)   Net Assets(a)     by GIS   Net Assets   Rate
---------------- --------- -------    --------------- ---------------- ----------------- ---------- ---------- ---------
     $(0.30)      $10.09     4.53%       $143,536           0.85%            0.85%          0.11%      3.40%      257%
      (0.03)       10.28     9.25         170,658           0.85             0.85           0.08       4.37       275
      (0.05)        9.86     8.55         144,900           0.86             0.85           0.09       5.11       414
         --         9.61     9.81         124,805           0.85             0.85           0.09       6.41       344
      (0.03)        9.33    (1.02)        139,661           0.81             0.80           0.13       5.49       271
      (0.30)       10.09     3.75          18,374           1.60             1.60           0.27       2.65       257
      (0.03)       10.28     8.43          19,308           1.60             1.60           0.27       3.58       275
      (0.05)        9.86     7.86          13,036           1.61             1.60           0.31       4.31       414
         --         9.60     4.40 (c)       8,493           1.60(d)          1.60(d)        0.34(d)    5.78(d)    344
      (0.30)       10.09     3.75          11,206           1.60             1.60           0.35       2.66       257
      (0.03)       10.28     8.44          10,753           1.60             1.60           0.36       3.64       275
      (0.05)        9.86     7.85           9,090           1.61             1.60           0.36       4.36       414
         --         9.60     4.39 (c)       8,356           1.60(d)          1.60(d)        0.34(d)    5.78(d)    344
      (0.30)       10.10     4.11           9,820           1.25             1.25           0.05       3.00       257
      (0.03)       10.29     8.81           9,213           1.25             1.25           0.03       4.00       275
      (0.05)        9.87     5.43 (c)       8,436           1.26(d)          1.25(d)        0.08(d)    4.48(d)    414
         --        10.02     0.99 (c)       8,457           0.80(d)            --           1.20(d)    1.87(d)     97
         --        10.02     0.67 (c)       7,743           1.55(d)            --           1.20(d)    1.11(d)     97
         --        10.02     0.67 (c)       7,611           1.55(d)            --           1.21(d)    1.11(d)     97
         --        10.02     0.82 (c)       7,565           1.20(d)            --           0.97(d)    1.46(d)     97
         --         7.45    20.11          42,589           0.85               --           0.42       7.59       153
         --         6.69     0.96          33,894           0.85               --           0.45       8.17        69
         --         7.19     2.87          33,797           0.85               --           0.47       9.21       141
         --         7.66    (6.53)         38,646           0.85               --           0.38       9.03       163
      (0.02)        8.98    (0.63)         54,178           0.75               --           0.40       8.34       152
         --         7.45    19.22          10,018           1.60               --           0.72       6.85       153
         --         6.69     0.35           8,336           1.60               --           0.77       7.42        69
         --         7.18     1.96           8,182           1.60               --           0.78       8.42       141
         --         7.66    (7.32)          7,567           1.74               --           0.77       8.37       163
      (0.02)        8.97    (1.78)          3,184           1.87               --           1.00       7.22       152
         --         7.45    19.22           9,316           1.60               --           0.71       6.85       153
         --         6.69     0.35           7,710           1.60               --           0.77       7.42        69
         --         7.18     2.09           7,657           1.60               --           0.71       8.43       141
         --         7.65    (6.42)(c)       7,491           1.60(d)            --           0.63(d)    8.74(d)    163
         --         7.45    19.63           9,581           1.25               --           0.33       7.20       153
         --         6.69     0.55           7,944           1.25               --           0.35       7.77        69
         --         7.19    (1.31)(c)       7,893           1.25(d)            --           0.41(d)    8.36(d)    141

* Excludes the effect of sales load.
(a)After expenses subsidized by GIS.
(b)Expense ratio includes interest expense associated with reverse repurchase agreements.
(c)Not annualized.
(d)Annualized.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                                      Net Realized
                                                                      & Unrealized
                                                                     Gain/(Loss) on
                                                                      Investments   Increase/
                                                Net Asset             and Foreign   (Decrease) Dividends
                                                 Value,      Net        Currency       from     from Net
                                                Beginning Investment    Related     Investment Investment
                                                of Period   Income    Transactions  Operations   Income
                                                --------- ---------- -------------- ---------- ----------
The Guardian Tax-Exempt Fund
    Class A:
      Year ended 12/31/2003....................  $10.51     $ 0.37       $ 0.18       $ 0.55    $ (0.37)
      Year ended 12/31/2002....................   10.09       0.40         0.61         1.01      (0.40)
      Year ended 12/31/2001....................   10.10       0.41         0.06         0.47      (0.41)
      Year ended 12/31/2000....................    9.40       0.43         0.70         1.13      (0.43)
      Year ended 12/31/1999....................   10.13       0.40        (0.73)       (0.33)     (0.40)
    Class C:
      Year ended 12/31/2003....................   10.51       0.29         0.18         0.47      (0.29)
      Year ended 12/31/2002....................   10.09       0.32         0.61         0.93      (0.32)
      Year ended 12/31/2001....................   10.10       0.34         0.06         0.40      (0.34)
      Period from 8/7/2000+ to 12/31/2000......    9.77       0.14         0.33         0.47      (0.14)
The Guardian Cash Management Fund
    Class A:
      Year ended 12/31/2003....................   1.000      0.004           --           --     (0.004)
      Year ended 12/31/2002....................   1.000      0.009           --           --     (0.009)
      Year ended 12/31/2001....................   1.000      0.032           --           --     (0.032)
      Year ended 12/31/2000....................   1.000      0.056           --           --     (0.056)
      Year ended 12/31/1999....................   1.000      0.044           --           --     (0.044)
    Class B:
      Year ended 12/31/2003....................   1.000      0.002           --           --     (0.002)
      Year ended 12/31/2002....................   1.000      0.002           --           --     (0.002)
      Year ended 12/31/2001....................   1.000      0.025           --           --     (0.025)
      Year ended 12/31/2000....................   1.000      0.052           --           --     (0.052)
      Year ended 12/31/1999....................   1.000      0.044           --           --     (0.044)
    Class C:
      Year ended 12/31/2003....................   1.000      0.002           --           --     (0.002)
      Year ended 12/31/2002....................   1.000      0.002           --           --     (0.002)
      Year ended 12/31/2001....................   1.000      0.025           --           --     (0.025)
      Period from 8/7/2000+ to 12/31/2000......   1.000      0.020           --           --     (0.020)
    Class K:
      Year ended 12/31/2003....................   1.000      0.002           --           --     (0.002)
      Year ended 12/31/2002....................   1.000      0.005           --           --     (0.005)
      Period from 5/15/2001+ to 12/31/2001.....   1.000      0.013           --           --     (0.013)

+ Commencement of operations.

 Distributions
      from                                         Ratios/Supplemental Data
  Net Realized                       ---------------------------------------------------- ---------
    Gain on                                                                       Net
Investments and  Net Asset             Net Assets,                             Investment
    Foreign       Value,                 End of        Expenses      Expenses    Income   Portfolio
Currency Related  End of    Total        Period       to Average    Subsidized to Average Turnover
  Transactions    Period   Return*   (000's Omitted) Net Assets(a)    by GIS   Net Assets   Rate
---------------- --------- -------   --------------- -------------  ---------- ---------- ---------
     $(0.38)      $10.31     5.34%      $ 80,025         0.89%(b)      0.09%      3.52%       68%
      (0.19)       10.51    10.20        113,852         0.87(b)       0.06       3.85        99
      (0.07)       10.09     4.78        107,676         0.91(b)       0.09       4.03       181
         --        10.10    12.29         97,185         0.88(b)       0.07       4.43       124
      (0.00)(c)     9.40    (3.29)        97,908         0.86(b)       0.08       4.11       144
      (0.38)       10.31     4.54         10,553         1.64(b)       0.36       2.77        68
      (0.19)       10.51     9.37          9,741         1.62(b)       0.37       3.11        99
      (0.07)       10.09     3.99          8,783         1.66(b)       0.37       3.28       181
         --        10.10     4.87(d)       8,391         1.65(b)(e)    0.31(e)    3.62(e)    124
         --        1.000     0.37        529,321         0.85          0.05       0.38        --
         --        1.000     0.95        658,159         0.85          0.02       0.94        --
         --        1.000     3.27        606,045         0.85          0.04       3.13        --
         --        1.000     5.69        462,183         0.85          0.07       5.57        --
         --        1.000     4.45        390,106         0.85          0.09       4.41        --
         --        1.000     0.21         12,498         1.60          0.16       0.21        --
         --        1.000     0.23         18,485         1.60          0.37       0.22        --
         --        1.000     2.48         15,685         1.60          0.12       2.37        --
         --        1.000     5.34         11,860         1.14          0.63       5.25        --
         --        1.000     4.45         13,782         0.85          0.93       4.41        --
         --        1.000     0.21          9,086         1.60          0.05       0.21        --
         --        1.000     0.22          9,330         1.60          0.25       0.22        --
         --        1.000     2.48          8,492         1.60          0.04       2.47        --
         --        1.000     2.03(d)       8,193         1.60(e)       0.13(e)    5.06(e)     --
         --        1.000     0.18          9,682         1.25            --       0.18        --
         --        1.000     0.55          8,500         1.25            --       0.54        --
         --        1.000     1.26(d)       8,125         1.25(e)       0.01(e)    1.99(e)     --

* Excludes the effect of sales load.
(a)After expenses subsidized by GIS.
(b)Before offset of custody credits. Including the custody credits in Class A, the expense ratio is 0.80% for 1999 and 0.85% for 2000, 2001, 2002 and 2003;
   in Class C the expense ratio is 1.60% for 2000, 2001, 2002 and 2003.
(c)Rounds to less than $0.01.
(d)Not annualized.
(e)Annualized.

Report of Ernst & Young LLP,
Independent Auditors

Board of Trustees and Shareholders
The Park Avenue Portfolio

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Park Avenue Portfolio (comprising, respectively, The Guardian Park Avenue Fund, The Guardian UBS Large Cap Value Fund, The Guardian Park Avenue Small Cap Fund, The Guardian UBS Small Cap Value Fund, The Guardian Asset Allocation Fund, The Guardian S&P 500 Index Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Investment Quality Bond Fund, The Guardian Low Duration Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund and The Guardian Cash Management Fund) as of December 31, 2003, and the related statements of operations (and cash flows for The Guardian Investment Quality Bond Fund), the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Park Avenue Portfolio at December 31, 2003, the results of their operations (and cash flows for The Guardian Investment Quality Bond Fund), the changes in their net assets, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

..  Trustees

  Dennis J. Manning, CLU, ChFC -- Chair
  Frank J. Fabozzi, Ph.D.
  Arthur V. Ferrara, CLU
  Leo R. Futia, CLU
  William W. Hewitt, Jr
  Sidney I. Lirtzman, Ph.D.
  Carl W. Schafer
  Robert G. Smith, Ph.D.

..  Officers

  Thomas G. Sorell -- President
  Joseph A. Caruso
  Howard W. Chin
  Robert J. Crimmins, Jr.
  Richard A. Cumiskey
  Richard A. Goldman
  Alexander M. Grant, Jr.
  Edward H. Hocknell
  Jonathan C. Jankus
  Stewart M. Johnson
  Peter J. Liebst
  R. Robin Menzies
  Nydia Morrison
  John B. Murphy
  Karen L. Olvany
  Frank L. Pepe
  Richard T. Potter, Jr.
  Robert A. Reale
  Donald P. Sullivan, Jr.
  Mathew P. Ziehl

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, the National Credit Union Association or any other agency. They involve investment risk, including possible loss of principal amount invested.

This report is authorized for distribution to the public only when accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio.
..  Investment Adviser & Distributor

  Guardian Investor Services LLC
  7 Hanover Square
  New York, New York 10004

..  Custodian of Assets

  State Street Bank and Trust Company
  Custody Division
  1776 Heritage Drive
  North Quincy, Massachusetts 02171

..  Shareholder Servicing Agent, Transfer Agent & Dividend Paying Agent for
   State Street Bank and Trust Company

  Boston Financial Data Services
  Post Office Box 219611
  Kansas City, Missouri 64121-9611

..  Independent Auditors

  Ernst & Young LLP
  200 Clarendon Street
  Boston, MA 02116


[LOGO] Guardian

Guardian Investor Services LLC
7 Hanover Square
New York, New York 10004

                                          PRSRT STANDARD
                                          U.S. POSTAGE PAID
           [LOGO] Guardian                BOWNE FULFILLMENT SOLUTIONS

           Guardian Investor Services LLC
           7 Hanover Square
           New York, NY 10004


EB 011566 (12/03)

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code"). A copy of the Code is filed as an exhibit to this Form N-CSR. There were no substantive amendments made to the Code, nor were there any waivers granted under the Code, during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board of Directors/Trustees has determined that Robert G. Smith qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Dr. Smith serves as Chairman of the registrant's audit committee and is considered "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows: 2003 - (a) Audit Fees $239,315; (c) Tax Fees $72,000; 2002 - (a)
Audit Fees $172,531; (c) Tax Fees $42,469.

Audit Fees include amounts related to the audit and report on the registrant's annual financial statements. Tax fees include amounts related to tax compliance services.

(e)(1) Pursuant to the Audit Committee charter, the Audit Committee of the Board is responsible for pre- approving any engagement of the Registrant's accountant to provide any non-prohibited services to the Registrant, including the fees and other compensation to be paid to the accountant. The Chairman of the Audit Committee may grant the pre-approval of services to the Registrant for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

The Audit Committee of the Board is responsible for pre-approving any engagement of the Registrant's accountant, including the fees and other compensation to be paid to the accountant, to provide any non- audit services to the Registrant's investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant. The Chairman of the Audit Committee may pre-approve non-audit services, which are not prohibited, to the adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant). All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

    (2) No services described in paragraph (b) - (d) of Item 4, were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not Applicable.

(g)     Not Applicable.

(h)     Not Applicable.

ITEM 5. AUDIT COMMITTE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED.]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED.]

ITEM 9. CONTROLS AND PROCEDURES.

a) The registrant's certifying officers have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's certifying officers are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's certifying officers, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)    A certification by the registrant's certifying officers, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Park Avenue Portfolio



By:  /s/  Thomas G. Sorell
     -----------------------------
     Thomas G. Sorell
     President of
     The Park Avenue Portfolio

Date:     March 4, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By:  /s/  Thomas G. Sorell
     -----------------------------
     Thomas G. Sorell
     President of
     The Park Avenue Portfolio

Date:     March 4, 2004



By:  /s/  Frank L. Pepe
     -----------------------------
     Frank L. Pepe
     Vice President and Treasurer of
     The Park Avenue Portfolio

Date:     March 4, 2004